PROSPECTUS
May 1, 2018
SunAmerica Series Trust
(Class 1, Class 2 and Class 3 Shares)
SA AB Growth Portfolio
SA AB Small & Mid Cap Value Portfolio (formerly, Small & Mid Cap Value Portfolio)
SA BlackRock VCP Global Multi Asset Portfolio
SA Boston Company Capital Growth Portfolio (formerly, Capital Growth Portfolio)
SA Columbia Technology Portfolio (formerly, Technology Portfolio)
SA DFA Ultra Short Bond Portfolio (formerly, Ultra Short Bond Portfolio)
SA Dogs of Wall Street Portfolio ( formerly, “Dogs” of Wall Street Portfolio)
SA Emerging Markets Equity Index Portfolio
SA Federated Corporate Bond Portfolio (formerly, Corporate Bond Portfolio)
SA Fidelity Institutional AMSM Real Estate Portfolio (formerly, Real Estate Portfolio)
SA Fixed Income Index Portfolio
SA Fixed Income Intermediate Index Portfolio
SA Franklin Small Company Value Portfolio (formerly, Small Company Value Portfolio)
SA Global Index Allocation 60/40 Portfolio
SA Global Index Allocation 75/25 Portfolio
SA Global Index Allocation 90/10 Portfolio
SA Goldman Sachs Global Bond Portfolio (formerly, Global Bond Portfolio)
SA Goldman Sachs Multi-Asset Insights Portfolio
SA Index Allocation 60/40 Portfolio
SA Index Allocation 80/20 Portfolio
SA Index Allocation 90/10 Portfolio
SA International Index Portfolio
SA Invesco Growth Opportunities Portfolio (formerly, Growth Opportunities Portfolio)
SA Invesco VCP Equity-Income Portfolio (formerly, VCPSM Value Portfolio)
SA Janus Focused Growth Portfolio
SA JPMorgan Diversified Balanced Portfolio (formerly, Balanced Portfolio)
SA JPMorgan Emerging Markets Portfolio (formerly, Emerging Markets Portfolio)
SA JPMorgan Equity-Income Portfolio (formerly, Growth-Income Portfolio)
SA JPMorgan Global Equities Portfolio (formerly, Global Equities Portfolio)
SA JPMorgan MFS Core Bond Portfolio
SA JPMorgan Mid-Cap Growth Portfolio (formerly, Mid-Cap Growth Portfolio)
SA Large Cap Growth Index Portfolio
SA Large Cap Index Portfolio
SA Large Cap Value Index Portfolio
SA Legg Mason BW Large Cap Value Portfolio
SA Legg Mason Tactical Opportunities Portfolio
SA MFS Blue Chip Growth Portfolio (formerly, Blue Chip Growth Portfolio)
SA MFS Massachusetts Investors Trust Portfolio
SA MFS Telecom Utility Portfolio (formerly, Telecom Utility Portfolio)
SA MFS Total Return Portfolio
SA Mid Cap Index Portfolio
SA Morgan Stanley International Equities Portfolio (formerly, International Diversified Equities Portfolio)
SA Oppenheimer Main Street Large Cap Portfolio (formerly, Equity Opportunities Portfolio)
SA PIMCO VCP Tactical Balanced Portfolio (formerly, VCP Total Return BalancedSM Portfolio)
SA PineBridge High-Yield Bond Portfolio (formerly, High-Yield Bond Portfolio)
SA Putnam International Growth and Income Portfolio (formerly, International Growth and Income Portfolio)
SA Schroders VCP Global Allocation Portfolio
SA Small Cap Index Portfolio
SA T. Rowe Price Asset Allocation Growth Portfolio
SA T. Rowe Price VCP Balanced Portfolio
SA Templeton Foreign Value Portfolio (formerly, Foreign Value Portfolio)
SA VCP Dynamic Allocation Portfolio (formerly, SunAmerica Dynamic Allocation Portfolio)
SA VCP Dynamic Strategy Portfolio (formerly, SunAmerica Dynamic Strategy Portfolio)
SA VCP Index Allocation Portfolio
SA WellsCap Aggressive Growth Portfolio (formerly, Aggressive Growth Portfolio)
SA WellsCap Fundamental Growth Portfolio (formerly, Fundamental Growth Portfolio)
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Portfolio Summary: SA AB Growth Portfolio
Investment Goal

The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.62%	0.62%	0.62%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.65%	0.80%	0.90%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$66	$208	$362	$ 810
Class 2 Shares	82	255	444	990
Class 3 Shares	92	287	498	1,108
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 53% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior long-term earnings growth. The Portfolio may also invest up to 25% of its assets in foreign securities, including emerging market securities.
The subadviser’s investment process is driven by bottom-up stock selection. Generally, the subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that the subadviser deems to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.
The subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a

Portfolio Summary: SA AB Growth Portfolio
bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Country, Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 17.95% (quarter ended March 31, 2012) and the lowest return for a quarter was -22.07% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was 2.18%.

Portfolio Summary: SA AB Growth Portfolio
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	31.99%	18.82%	9.54%
Class 2 Shares	31.82%	18.65%	9.37%
Class 3 Shares	31.68%	18.53%	9.26%
Russell 1000® Growth Index	30.21%	17.33%	10.00%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by AllianceBernstein L.P.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Frank V. Caruso, CFA Chief Investment Officer – US Growth Equities	2012
Vincent C. DuPont, CFA Portfolio Manager – US Growth Equities	2012
John H. Fogarty, CFA Portfolio Manager – US Mid Cap Fundamental Growth, US Growth Equities, US Growth & Income and US Large Cap Growth	2012
Karen Sesin Portfolio Manager – US Growth Equities	2016
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA AB Small & Mid Cap Value Portfolio (formerly, Small & Mid Cap Value Portfolio)
Investment Goal

The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.92%	0.92%	0.92%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.95%	1.10%	1.20%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 97	$303	$525	$1,166
Class 2 Shares	112	350	606	1,340
Class 3 Shares	122	381	660	1,455
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with small and medium market capitalizations that the subadviser determines to be undervalued.
The subadviser uses proprietary quantitative research tools that balance valuation against quality factors and fundamental research insights to identify the most attractive stocks in the small- and mid-capitalization universe. It then performs rigorous fundamental company and industry research to determine the long term earnings power of those companies. Once a stock’s expected return has been established from these quantitative and fundamental perspectives, its risk penalty or benefit is assessed and the portfolio is constructed with those companies with the most attractive risk adjusted returns.
The Portfolio may invest in convertible securities (up to 20% of net assets), rights and warrants (up to 10% of net assets) and foreign securities (up to 15% of net assets).
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain

Portfolio Summary: SA AB Small & Mid Cap Value Portfolio (formerly, Small & Mid Cap Value Portfolio)
reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2500® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 2 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 24.63% (quarter ended September 30, 2009) and the lowest return for a quarter was -27.11% (quarter

Portfolio Summary: SA AB Small & Mid Cap Value Portfolio (formerly, Small & Mid Cap Value Portfolio)
ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was -2.54%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Since Inception (1-23-12)
Class 1 Shares	13.06%	14.87%	N/A	14.34%
Class 2 Shares	12.89%	14.71%	9.63%	N/A
Class 3 Shares	12.77%	14.59%	9.52%	N/A
Russell 2500® Value Index	10.36%	13.27%	8.82%	13.40%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by AllianceBernstein L.P.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
James MacGregor Chief Investment Officer – Small- and Mid-Cap Value Equities	2005
Shri Singhvi Director of Research – Small- and Mid-Cap Value Equities	2014
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA BlackRock VCP Global Multi Asset Portfolio
Investment Goal

The Portfolio’s investment goal is to seek capital appreciation and income while managing portfolio volatility.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.86%	0.86%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements[1]	0.91%	1.16%
Fee Waivers and/or Expense Reimbursements[1]	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.91%	1.16%
[1]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses exceed 0.91% and 1.16% of the average daily net assets of the Portfolio’s Class 1 and Class 3 shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019 only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 93	$290	$504	$1,120
Class 3 Shares	118	368	638	1,409
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 160% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its investment goal by tactically allocating its assets to various equity and fixed income asset classes. The Portfolio obtains broad exposure to these asset classes by investing in equity and fixed income securities and derivatives that provide exposure to equity and fixed income securities. The Portfolio invests in, or obtains exposure to, equity and fixed income securities of both U.S. and foreign corporate and governmental issuers, including emerging market issuers. The Portfolio normally invests in, or obtains exposure to, investments in a number of different countries around the world. In addition, the subadviser employs a “VCP” (Volatility Control Portfolio) risk management process intended to manage the volatility level of the Portfolio’s annual returns.
Under normal market conditions, the Portfolio targets an allocation of approximately 55% of its net assets to equity exposure and approximately 45% of its net assets to fixed income exposure, although the Portfolio’s equity exposure may range from approximately 10%-70% of its net assets and its fixed income exposure may range from approximately 10%-90% of its net assets. These ranges reflect the approximate range of overall net equity and fixed income exposure after application of the volatility control process described below. The subadviser uses fundamental and macroeconomic research to determine asset class weights in the Portfolio.

Portfolio Summary: SA BlackRock VCP Global Multi Asset Portfolio
The equity securities in which the Portfolio intends to invest, or obtain exposure to, include common stock, preferred stock, securities convertible into common stock, non-convertible preferred stock and depositary receipts. The Portfolio may invest in, or obtain exposure to, equity securities of companies of any market capitalization; however, the Portfolio’s investments in small- and mid-capitalization companies will be limited to 20% of its net assets. The foreign equity securities in which the Portfolio intends to invest, or obtain exposure to, may be denominated in U.S. dollars or foreign currencies and may be currency hedged or unhedged. The Portfolio will limit its investments in foreign equity securities to 35% of its net assets.
The Portfolio’s fixed income exposure will, to a significant extent, be obtained through investment in, or exposure to, U.S. Treasury obligations. The Portfolio may also invest in or obtain exposure to, other fixed income securities, including other U.S. Government securities, foreign sovereign debt instruments, corporate debt instruments, municipal securities and zero coupon bonds. The foreign fixed income securities in which the Portfolio intends to invest, or obtain exposure to, may be denominated in U.S. dollars or foreign currencies and may be currency hedged or unhedged.
In selecting equity investments, the subadviser evaluates the attractiveness of countries and sectors, as well as average market capitalization. The subadviser will assess each investment’s changing characteristics relative to its contribution to portfolio risk within that discipline and will sell the investment when it no longer offers an appropriate return-to-risk trade-off. In selecting fixed income investments, the subadviser evaluates sectors of the bond market and may shift the Portfolio’s assets among the various sectors based upon changing market conditions.
The Portfolio may invest in derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on its portfolio investments. The Portfolio may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of foreign currencies.
The Portfolio incorporates a volatility control process that seeks to reduce risk when the portfolio’s volatility is expected to exceed an annual level of 10%. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns over time without regard to the direction of those changes. To implement this volatility management strategy, the subadviser may adjust the composition of the Portfolio’s riskier assets such as equity and below investment grade fixed income securities (also known as “junk bonds”), which are considered speculative, and/or may allocate assets away from riskier assets into cash or short-term fixed income securities. As part of its attempt to manage the Portfolio’s volatility exposure, during certain periods the Portfolio may make significant investments in equity index and fixed income futures or other derivative instruments designed to reduce the Portfolio’s exposure to portfolio volatility. In addition, the subadviser will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns.
Volatility is not a measure of investment performance. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target maximum annual level.
The Portfolio’s target maximum annual volatility level of 10% is not a total return performance target. The Portfolio does not expect its total return performance to be within any specified target range. It is possible for the Portfolio to maintain its volatility at or under its target maximum annual volatility level while having negative performance returns. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets, may expose the Portfolio to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)” and the “Glossary” under “Risk Terminology” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. These risks include those associated with direct investments in securities and in the securities underlying the derivatives in which the Portfolio may invest.

Portfolio Summary: SA BlackRock VCP Global Multi Asset Portfolio
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Credit Risk. The risk that an issuer will default on interest or principal payments. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The Portfolio may be exposed to emerging market risks directly (through investments in emerging market issuers) or indirectly (through certain futures contracts and other derivatives whose value is based on emerging market indices or securities).
Equity Securities Risk. This is the risk that stock prices will fall over short or extended periods of time. The Portfolio is indirectly exposed to this risk through its investments in futures contracts and other derivatives. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.
Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and the Portfolio will also suffer from the inability to invest in higher yielding securities.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may

Portfolio Summary: SA BlackRock VCP Global Multi Asset Portfolio
delay or refuse to pay interest or to repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option, futures contract or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.
Illiquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. To the extent that the Portfolio invests in non-investment grade fixed income securities, it will be especially subject to the risk that during certain periods, the liquidity of particular issues or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate. Derivatives may also be subject to illiquidity risk.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Leverage Risk. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the

Portfolio Summary: SA BlackRock VCP Global Multi Asset Portfolio
interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and the adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Risks of Investing in Municipal Securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies. In addition, small- and mid-cap companies may be traded in OTC markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; these securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Volatility Management Risk. The risk that the subadviser’s strategy for managing portfolio volatility may not produce the desired result or that the subadviser is unable to trade certain derivatives effectively or in a timely manner. There can be no guarantee that the Portfolio’s volatility will be below its target maximum level. Additionally, the volatility control process will not ensure that the Portfolio will deliver competitive returns. The use of derivatives in connection with the Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets and may expose the Portfolio to costs to which it would otherwise not have been exposed. The Portfolio’s managed volatility strategy may result in the Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The Portfolio’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The subadviser uses a proprietary system to help it estimate the Portfolio’s expected volatility. The proprietary system used by the subadviser may perform differently than expected and may negatively affect performance and the ability of the Portfolio to maintain its volatility at or below its target maximum annual volatility level for various reasons, including errors in using or building the system, technical issues implementing the system, data issues and various non-quantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.
Zero Coupon Bond Risk. “Zero coupon” bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. In addition to the risks associated with bonds, since zero coupon bonds do not pay interest, the value of zero coupon bonds may be more volatile than other fixed income securities. Zero coupon bonds may also be subject to greater interest rate risk and credit risk that other fixed income instruments.

Portfolio Summary: SA BlackRock VCP Global Multi Asset Portfolio
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, the MSCI EAFE Index (net), the Bloomberg Barclays U.S. 7-10 Year Treasury Index, and a blended index. The blended index consists of 27.5% S&P 500® Index, 27.5% MSCI EAFE Index (net) and 45% Bloomberg Barclays U.S. 7-10 Year Treasury Index (the “Blended Index”). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)
During the 1-year period shown in the bar chart, the highest return for a quarter was (quarter ended ) and the lowest return for a quarter was (quarter ended ). The year-to-date calendar return as of March 31, 2018 was -0.69%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	Since Inception (9-26-16)	Since Inception (1-25-16)
Class 1 Shares	12.23%	8.48%	N/A
Class 3 Shares	12.09%	N/A	8.91%
MSCI EAFE® Index (net)	25.03%	18.00%	18.18%
S&P 500® Index	21.83%	20.61%	21.62%
Blended Index	13.64%	9.11%	11.02%
Bloomberg Barclays U.S. 7-10 Year Treasury Index	2.55%	-2.40%	0.77%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by BlackRock Investment Management, LLC.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Philip J. Green Managing Director	2016
Michael Pensky Director	2016
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Boston Company Capital Growth Portfolio (formerly, Capital Growth Portfolio)
Investment Goal

The Portfolio’s investment goal is capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.84%	0.84%	0.84%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.88%	1.03%	1.13%
Fee Waivers and/or Expense Reimbursements[1]	-0.11%	-0.11%	-0.11%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.77%	0.92%	1.02%
[1]	Pursuant to an Advisory Fee Waiver Agreement, effective through April 30, 2019, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its advisory fee with respect to the Portfolio so that the advisory fee payable by the Portfolio to SunAmerica equals 0.73% of average daily net assets. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 79	$270	$477	$1,074
Class 2 Shares	94	317	558	1,249
Class 3 Shares	104	348	612	1,365
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 66% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio invests in the following types of equity securities of U.S. issuers: common stocks, rights and warrants, securities convertible into or exchangeable for common stocks, and depositary receipts relating to equity securities.
The subadviser seeks to identify growth opportunities for the Portfolio. The subadviser looks for sectors and companies that it believes will outperform the overall market. The subadviser also looks for themes or patterns that it generally associates with growth companies, such as: significant fundamental changes, including changes in senior management; generation of a large free cash flow; proprietary products and services; and company share buyback programs. The subadviser selects growth companies whose stocks appear to be available at a reasonable price relative to projected growth.
The Portfolio may invest in the securities of issuers of any market capitalization.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.

Portfolio Summary: SA Boston Company Capital Growth Portfolio (formerly, Capital Growth Portfolio)
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Convertible Securities Risk. Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Portfolio.
Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
BNY Mellon Asset Management North America Corporation (“BNY Mellon Asset Management”) assumed subadvisory duties of the Portfolio on May 1, 2014. Prior to May 1, 2014, OppenheimerFunds, Inc. served as subadviser. Prior to May 1,

Portfolio Summary: SA Boston Company Capital Growth Portfolio (formerly, Capital Growth Portfolio)
2007, Goldman Sachs Asset Management, L.P. served as subadviser.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 18.85% (quarter ended June 30, 2009) and the lowest return for a quarter was -27.48% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was 1.36%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	23.82%	13.42%	6.14%
Class 2 Shares	23.60%	13.25%	5.98%
Class 3 Shares	23.45%	13.13%	5.88%
Russell 1000® Growth Index	30.21%	17.33%	10.00%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by BNY Mellon Asset Management.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Elizabeth Slover Senior Managing Director of Global Research	2014
Davis Sealy Director, Senior Research Analyst	2014
Barry Mills Director, Senior Research Analyst	2014
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Columbia Technology Portfolio (formerly, Technology Portfolio)
Investment Goal

The Portfolio’s investment goal is capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	1.00%	1.00%	1.00%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.14%	0.15%	0.15%
Total Annual Portfolio Operating Expenses	1.14%	1.30%	1.40%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$116	$362	$628	$1,386
Class 2 Shares	132	412	713	1,568
Class 3 Shares	143	443	766	1,680
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide. The Portfolio will invest principally in common stocks of companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-cap companies.
The companies in which the Portfolio invests include those that the subadviser expects will generate a majority of their revenues from the development, advancement, use or sale of technology or technology-related products, processes or services. The Portfolio may invest in companies operating in any industry, including but not limited to the biotechnology, cable and network broadcasting, information technology, communications, computer hardware, computer services and software, consumer electronics, defense, medical technology, environmental, health care, pharmaceutical, semiconductor, and technology services industries, including the internet. The Portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts. The Portfolio may also invest in foreign securities, including the securities of issuers located in emerging markets, as well as securities denominated in currencies other than the U.S. dollar, depositary receipts, convertible securities, preferred stock, rights, warrants and investment-grade and comparable debt securities.
The subadviser seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The subadviser uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the subadviser uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology and technology-related sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the subadviser looks for companies that it believes display one or more of the following:
•	Above-average growth prospects;
•	High profit margins;
•	Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity);
•	Quality management and equity ownership by executives;
•	Unique competitive advantages (e.g., market share, proprietary products); or

Portfolio Summary: SA Columbia Technology Portfolio (formerly, Technology Portfolio)
•	Potential for improvement in overall operations.
In evaluating whether to sell a security, the subadviser considers, among other factors, whether in its view:
•	Its target price has been reached;
•	Its earnings are disappointing;
•	Its revenue growth has slowed;
•	Its underlying fundamentals have deteriorated; or
•	If the subadviser believes that negative country or regional factors may affect a company’s outlook.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Technology Company Risk. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest in technology companies.
Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.

Portfolio Summary: SA Columbia Technology Portfolio (formerly, Technology Portfolio)
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Depositary Receipts Risk. . Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Sector Risk. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI World Information Technology Index and Nasdaq Composite Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective May 1, 2010, Columbia Management Investment Advisers, LLC (“Columbia”) assumed subadvisory duties of the Portfolio. Prior to May 1, 2010, BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC) served as subadviser.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 22.22% (quarter ended March 31, 2012)

Portfolio Summary: SA Columbia Technology Portfolio (formerly, Technology Portfolio)
and the lowest return for a quarter was -28.51% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was 5.83%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	35.15%	22.29%	9.44%
Class 2 Shares	35.10%	22.08%	9.26%
Class 3 Shares	34.86%	21.95%	9.16%
MSCI World Information Technology Index	38.23%	19.25%	9.67%
Nasdaq Composite Index	29.71%	19.49%	11.36%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Columbia.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Paul H. Wick Lead Manager	2010
Shekhar Pramanick Co-manager	2015
Sanjay Devgan Technology Team Member	2015
Jeetil Patel Technology Team Member	2015
Christopher Boova Technology Team Member	2016
Vimal Patel Technology Team Member	2018
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA DFA Ultra Short Bond Portfolio (formerly, Ultra Short Bond Portfolio)
Investment Goal

The Portfolio’s investment goal is current income consistent with liquidity and preservation of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.45%	0.45%	0.45%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.50%	0.65%	0.75%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$51	$160	$280	$628
Class 2 Shares	66	208	362	810
Class 3 Shares	77	240	417	930
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 105% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in bonds. For purposes of this policy, bonds include all fixed income securities other than preferred stock. The Portfolio invests primarily in U.S. Government securities, U.S. dollar-denominated foreign securities, foreign sovereign debt instruments, bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, corporate debt instruments, commercial paper, repurchase agreements and supranational debt. The Portfolio will invest only in fixed income securities that are investment grade at the time of purchase. Under normal circumstances, the Portfolio maintains a dollar-weighted average effective maturity of one year or less.
The subadviser seeks to manage the Portfolio with a view to capturing credit risk premiums and term or maturity premiums. The term “credit risk premium” means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and “maturity risk premium” means the anticipated incremental return on investment for holding securities having longer-term maturities as compared to securities having shorter-term maturities. The subadviser believes that credit risk premiums are available largely through investment in commercial paper and corporate obligations. The holding period for assets of the Portfolio will be chosen with a view to maximizing anticipated returns, net of trading costs.
The subadviser may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the subadviser believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.

Portfolio Summary: SA DFA Ultra Short Bond Portfolio (formerly, Ultra Short Bond Portfolio)
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Portfolio’s income and the value of the Portfolio to decline.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Risk of Investing in Money Market Securities. An investment in the Portfolio is subject to the risk that the value of its investments may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the BofA Merrill Lynch 6-Month US Treasury Bill Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not

Portfolio Summary: SA DFA Ultra Short Bond Portfolio (formerly, Ultra Short Bond Portfolio)
necessarily an indication of how the Portfolio will perform in the future.
Effective May 1, 2016, Dimensional Fund Advisors LP (“DFA”) assumed subadvisory duties of the Portfolio. Prior to May 1, 2016, the Portfolio was managed by SunAmerica. Prior to April 15, 2016, BofA Advisors, LLC served as subadviser.
Performance for periods prior to May 1, 2016 reflects results when the Portfolio was managed as a money market fund.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 0.45% (quarter ended March 31, 2008) and the lowest return for a quarter was -0.09% (quarter ended December 31, 2016). The year-to-date calendar return as of March 31, 2018 was 0.00%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	0.70%	-0.03%	0.03%
Class 2 Shares	0.51%	-0.18%	-0.12%
Class 3 Shares	0.42%	-0.28%	-0.22%
ICE BofA Merrill Lynch 6-Month US Treasury Bill Index	0.95%	0.43%	0.71%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by DFA.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
David A. Plecha, CFA Senior Portfolio Manager and Vice President	2016
Joseph F. Kolerich Senior Portfolio Manager and Vice President	2016
Pamela B. Noble, CFA Portfolio Manager and Vice President	2016
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Dogs of Wall Street Portfolio (formerly, “Dogs” of Wall Street Portfolio)
Investment Goal

The Portfolio’s investment goal is total return (including capital appreciation and current income).
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.60%	0.60%	0.60%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.64%	0.79%	0.89%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$65	$205	$357	$ 798
Class 2 Shares	81	252	439	978
Class 3 Shares	91	284	493	1,096
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing in thirty high dividend yielding common stocks selected quarterly from the Dow Jones Industrial Average and the broader market.
The Portfolio employs a “buy and hold” strategy that quarterly selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average (“DJIA”) and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of each quarter, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.
The first 10 stocks represent the 10 highest yielding common stocks in the DJIA. This is popularly known as the “Dogs of the Dow” theory and was popularized in the early 1990’s. The strategy seeks to capitalize on relative undervaluation as defined by dividend yield. In an attempt to minimize volatility and maximize performance, the adviser has expanded the strategy by 20 stocks to create the Portfolio.
Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio’s stock selection criteria.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock

Portfolio Summary: SA Dogs of Wall Street Portfolio (formerly, “Dogs” of Wall Street Portfolio)
prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Disciplined Strategy Risk. The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio generally will not use certain techniques available to other mutual funds to reduce stock market exposure (e.g., derivatives), the Portfolio may be more susceptible to general market declines than other mutual funds.
Sector Risk. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 16.29% (quarter ended September 30, 2009) and the lowest return for a quarter was -19.91% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was -3.72%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	18.79%	16.70%	11.07%
Class 2 Shares	18.65%	16.52%	10.90%
Class 3 Shares	18.54%	16.39%	10.80%
S&P 500® Index	21.83%	15.79%	8.50%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Timothy Pettee Lead Portfolio Manager	2013
Andrew Sheridan Co-Portfolio Manager	2013
Timothy Campion Co-Portfolio Manager	2013
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Emerging Markets Equity Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the MSCI Emerging Markets Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.45%	0.45%
Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.34%	0.34%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.83%	1.08%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.21%	-0.21%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.62%	0.87%
[1]	“Other Expenses” for Class 1 and Class 3 are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.58% and 0.83%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years
Class 1 Shares	$63	$244
Class 3 Shares	89	323
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to provide investment results that correspond with the performance of the MSCI Emerging Markets Index (the “Index”). The Index includes a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the countries represented in the Index.
The Adviser seeks to achieve the Portfolio’s objective by investing in a sampling of stocks included in the Index by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. The Adviser may also invest the Portfolio’s assets in securities with economic characteristics that are comparable to the economic characteristics of securities included in the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, all of the Portfolio’s investments will be selected through the optimization process,

Portfolio Summary: SA Emerging Markets Equity Index Portfolio
and at least 80% of its net assets will be invested in securities included in the Index or in securities that SunAmerica, the Portfolio’s investment adviser, determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index. The Portfolio may invest in exchange-traded funds (“ETFs”), including to gain exposure to certain local markets that may be closed, or that are expensive or difficult to trade in local shares. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the Adviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Country Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or only a few countries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single country or those few countries than if the Portfolio always maintained wide diversity among countries in which it invests.
ETF Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. To the extent that the Portfolio invests in an ETF, the Portfolio will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Portfolio.
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.

Portfolio Summary: SA Emerging Markets Equity Index Portfolio
Management Risk. The Portfolio is subject to management risk. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Timothy Campion Lead Portfolio Manager	2018
Jane Bayar Algieri Co-Portfolio Manager	2018
Andrew Sheridan Co-Portfolio Manager	2018
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Federated Corporate Bond Portfolio (formerly, Corporate Bond Portfolio)
Investment Goal

The Portfolio’s investment goal is high total return with only moderate price risk.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.52%	0.52%	0.52%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.54%	0.69%	0.79%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$55	$173	$302	$677
Class 2 Shares	70	221	384	859
Class 3 Shares	81	252	439	978
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 80% of its net assets in corporate bonds. For purposes of this policy, corporate bonds include any corporate fixed income security.
The subadviser seeks to enhance the Portfolio’s performance by allocating relatively more of its portfolio to the security type that the subadviser expects to offer the best balance between current income and risk. The subadviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Portfolio has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.
The Portfolio invests primarily in investment grade fixed income securities, but may invest up to 35% of its assets in securities rated below investment grade, or “junk bonds,” including loan participations and assignments, which are rated below investment grade or are deemed by the subadviser to be below investment grade. Junk bonds are considered speculative. The Portfolio may also invest in foreign securities (up to 20% of net assets); and when-issued and delayed delivery transactions. The Portfolio may invest in illiquid securities (up to 15% of assets).
The Portfolio may use derivative contracts to implement elements of its investment strategy in an attempt to: manage duration of the Portfolio, gain exposure to certain indices, currencies and interest rates based on anticipated changes in the volatility of Portfolio assets, obtain premiums or realize gains from the trading of a derivative instrument, or hedge against potential losses in the Portfolio. Such derivatives may include: credit default swaps and CDX-swaps (up to 5% of total assets); and up to 10% of total assets for all other derivatives, including options, futures, interest rate futures, currency swaps, total return swaps, interest rate swaps, caps, floors and collars.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Portfolio Summary: SA Federated Corporate Bond Portfolio (formerly, Corporate Bond Portfolio)
Risk of Investing in Junk Bonds. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Illiquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions.
Credit Default Swap Risk. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. Credit default swaps increase counterparty risk when the Portfolio is the buyer. Commodity Futures Trading Commission rules require that certain credit default swaps be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. As a general matter, these rates have increased costs in connection with trading these instruments.
Derivatives Risk. To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.
Leverage Risk. The Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the

Portfolio Summary: SA Federated Corporate Bond Portfolio (formerly, Corporate Bond Portfolio)
Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Loan Participations and Assignments Risk. The lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular assignments or participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
When-Issued and Delayed Delivery Transactions Risk. When-issued and delayed delivery securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Bloomberg Barclays U.S. Credit Index and a blended index. The blended index consists of 75% Bloomberg Barclays U.S. Credit Index and 25% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (the “Blended Index”). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 12.78% (quarter ended June 30, 2009) and the lowest return for a quarter was -4.92% (quarter ended September 30, 2008). The year-to-date calendar return as of March 31, 2018 was -2.00%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	6.64%	4.21%	6.92%
Class 2 Shares	6.47%	4.05%	6.76%
Class 3 Shares	6.36%	3.95%	6.65%
Blended Index	6.51%	3.89%	6.15%
Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index	7.50%	5.78%	8.09%
Bloomberg Barclays U.S. Credit Index	6.18%	3.24%	5.42%

Portfolio Summary: SA Federated Corporate Bond Portfolio (formerly, Corporate Bond Portfolio)
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Federated Investment Management Company.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Brian S. Ruffner Vice President, Senior Investment Analyst and Portfolio Manager	2009
Mark E. Durbiano Senior Vice President and Senior Portfolio Manager	1996
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Fidelity Institutional AMSM Real Estate Portfolio (formerly, Real Estate Portfolio)
Investment Goal

The Portfolio’s investment goal is total return through a combination of growth and income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.76%	0.76%	0.76%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.81%	0.96%	1.06%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 83	$259	$450	$1,002
Class 2 Shares	98	306	531	1,178
Class 3 Shares	108	337	585	1,294
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments.
The Portfolio’s subadviser believes that rigorous, bottom-up, fundamental research is the most effective manner in which to identify real estate companies with the potential for higher than average growth rates and strong balance sheets that can be purchased at reasonable prices. This bottom-up research is generated by a team of skilled analysts specifically dedicated to the U.S. real estate investment trust (“REIT”) sector. The subadviser’s investment philosophy is built upon the belief that security selection has a higher probability of repeatability and success in different market environments. Accurately forecasting companies’ future cash flow growth can help drive strong returns and benchmark outperformance. Additionally, identifying stocks that are dislocated from the market on relative fundamental and valuation bases can also help generate returns.
The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Real Estate Industry Risk. The Portfolio is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. The Portfolio also could be subject to the risks of direct ownership as a result of a default on a debt

Portfolio Summary: SA Fidelity Institutional AMSM Real Estate Portfolio (formerly, Real Estate Portfolio)
security it may own. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio’s investments are, and likely will continue to be, interests in REITs. REITs may be leveraged, which increases risk.
Non-Diversification Risk. The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk is increased because the effect of each security on the Portfolio’s performance is greater.
Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or more sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting sectors or industries than if the Portfolio always maintained wide diversity among the sectors and industries in which it invests.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The Portfolio’s benchmark is the FTSE NAREIT Equity REITs Index. The subadviser believes that the FTSE NAREIT Equity REITs Index is more representative of the investible universe given that it includes all U.S. equity REITs.
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the FTSE NAREIT Equity REITs Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
FIAM LLC (“FIAM”) assumed subadvisory duties of the Portfolio on October 1, 2013. Prior to October 1, 2013, Davis Selected Advisers, L.P. d/b/a Davis Advisors served as subadviser.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 30.87% (quarter ended September 30, 2009) and the lowest return for a quarter was -39.62% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was -7.76%.

Portfolio Summary: SA Fidelity Institutional AMSM Real Estate Portfolio (formerly, Real Estate Portfolio)
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	5.41%	8.17%	5.07%
Class 2 Shares	5.22%	8.00%	4.90%
Class 3 Shares	5.10%	7.90%	4.80%
FTSE NAREIT Equity REITs Index	5.23%	9.46%	7.44%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by FIAM.
Portfolio Manager
Name and Title	Portfolio Manager of the Portfolio Since
Samuel Wald, CFA Portfolio Manager	2013
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Fixed Income Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the Bloomberg Barclays US Government/Credit Bond Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.30%	0.30%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.37%	0.62%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.03%	-0.03%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.34%	0.59%
[1]	“Other Expenses” for Class 3 Shares are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.34% and 0.59%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$35	$116	$205	$465
Class 3 Shares	60	196	343	771
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to provide investment results that correspond with the performance of the Bloomberg Barclays US Government/Credit Bond Index (the “Index”). The Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year.
The Adviser may achieve the Portfolio’s objective by investing in a sampling of securities included in the Index by utilizing a statistical technique known as “optimization.” The goal of optimization is to select securities which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., return variability, duration, maturity, credit rating and yield) closely approximate those of the Index. Securities not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to securities in the Index. Under normal circumstances, all of the Portfolio’s investments will be selected through the optimization process, and at least 80% of its net assets will be invested in securities included in the Index or in securities that SunAmerica, the Portfolio’s investment adviser, determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index. The Portfolio will not concentrate, except

Portfolio Summary: SA Fixed Income Index Portfolio
to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the securities included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the Adviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S.
Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
Management Risk. The Portfolio is subject to management risk. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Portfolio Summary: SA Fixed Income Index Portfolio
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Timothy Campion Lead Portfolio Manager	2017
Andrew Sheridan Co-Portfolio Manager	2017
Jane Bayar Algieri Co-Portfolio Manager	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Fixed Income Intermediate Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.30%	0.30%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.38%	0.63%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.04%	-0.04%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.34%	0.59%
[1]	“Other Expenses” for Class 1 and Class 3 Shares are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.34% and 0.59%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$35	$118	$209	$477
Class 3 Shares	60	198	347	783
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to provide investment results that correspond with the performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (the “Index”). The Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds and investment-grade U.S. corporate bonds that have a remaining maturity of greater than one year and less than ten years.
SunAmerica seeks to achieve the Portfolio’s objective by investing in a sampling of securities included in the Index by utilizing a statistical technique known as “optimization.” The goal of optimization is to select securities which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., return variability, duration, maturity, credit rating and yield) closely approximate those of the Index. Securities not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to securities in the Index. Under normal circumstances, all of the Portfolio’s investments will be selected through the optimization process, and at least 80% of its net assets will be invested in securities included in the Index or in securities that SunAmerica, the Portfolio’s investment adviser, determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index. The Portfolio will not concentrate, except

Portfolio Summary: SA Fixed Income Intermediate Index Portfolio
to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the securities included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, SunAmerica believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Redemption Risk. The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the Portfolio’s net asset value per share to decline.
Management Risk. The Portfolio is subject to management risk. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions

Portfolio Summary: SA Fixed Income Intermediate Index Portfolio
or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Timothy Campion Lead Portfolio Manager	2017
Andrew Sheridan Co-Portfolio Manager	2017
Jane Bayar Algieri Co-Portfolio Manager	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Franklin Small Company Value Portfolio (formerly, Small Company Value Portfolio)
Investment Goal

The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.96%	0.96%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	1.00%	1.25%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$102	$318	$552	$1,225
Class 3 Shares	127	397	686	1,511
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities of small companies. The equity securities in which the Portfolio may invest include common stocks, preferred stocks and convertible securities.
The Portfolio generally invests in equity securities that the subadviser believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the subadviser focuses on companies that have stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but have the potential for good long-term earnings prospects, in the subadviser’s opinion; and/or valuable intangibles not reflected in the stock price, such as franchises, distribution networks, or market share for particular products or services, underused or understated assets or cash, or patents or trademarks. The subadviser employs a bottom-up stock selection process and the subadviser invests in securities without regard to benchmark comparisons.
The Portfolio may also invest in foreign securities (up to 15% of net assets) and real estate investment trusts (“REITs”) (up to 15% of net assets).
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Portfolio Summary: SA Franklin Small Company Value Portfolio (formerly, Small Company Value Portfolio)
Small-Cap Companies Risk. Securities of small-cap companies are usually more volatile and entail greater risks than securities of large companies.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Real Estate Industry Risks. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940, as amended. REITs may be leveraged, which increases risk.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Portfolio Summary: SA Franklin Small Company Value Portfolio (formerly, Small Company Value Portfolio)
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 24.63% (quarter ended September 30, 2009) and the lowest return for a quarter was -28.31% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was -1.90%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	9.82%	12.49%	8.58%
Class 3 Shares	9.55%	12.22%	8.31%
Russell 2000® Value Index	7.84%	13.01%	8.17%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Franklin Advisory Services, LLC.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Steven B. Raineri Vice President, Lead Portfolio Manager, and Research Analyst	2012
Christopher M. Meeker, CFA Portfolio Manager and Research Analyst	2015
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Global Index Allocation 60/40 Portfolio
Investment Goal

The Portfolio’s investment goal is growth of capital and, secondarily, current income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios (as defined herein) in which the Portfolio invests.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.10%	0.10%
Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.44%	0.44%
Acquired Fund Fees and Expenses	0.40%	0.40%
Total Annual Portfolio Operating Expenses	0.94%	1.19%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.36%	-0.36%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.58%	0.83%
[1]	“Other Expenses” and “Acquired Fund Fees and Expenses” for Class 1 and Class 3 Shares are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.18% and 0.43%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years
Class 1 Shares	$59	$264
Class 3 Shares	85	342
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
Principal Investment Strategies of the Portfolio

The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 60% of its assets (with a range of 50% to 70%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 40% of its assets (with a range of 30% to 50%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Portfolios invest in, or obtain exposure to, equity or fixed income securities of U.S. or foreign corporate and governmental issuers. Certain Underlying Equity Portfolios invest in, or obtain exposure to, investments in a number of different countries around the world, which may include emerging markets (“Underlying International Portfolios”). Under normal circumstances, the Portfolio invests approximately half of its allocation to Underlying Equity Portfolios in Underlying International Portfolios. The Underlying Equity Portfolios include, among others, funds that invest in either domestic or international equity securities of small, medium and/or large capitalization companies and the

Portfolio Summary: SA Global Index Allocation 60/40 Portfolio
Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will be limited to index funds, which are passively managed to track the performance of designated indices. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio.
The following chart sets forth the Portfolio’s projected initial target allocations to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	60%
SA Large Cap Index Portfolio	23%
SA Mid Cap Index Portfolio	5%
SA Small Cap Index Portfolio	2%
SA International Index Portfolio	27%
SA Emerging Markets Equity Index Portfolio	3%
Fixed Income	40%
SA Fixed income Index Portfolio	20%
SA Fixed income Intermediate Index Portfolio	20%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.
Equity Securities Risk. The Portfolio invests principally in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small- and Medium-Sized Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and medium-capitalization companies. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Currency Volatility Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Risk of Investing in Bonds. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the

Portfolio Summary: SA Global Index Allocation 60/40 Portfolio
potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. An Underlying Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Interest Rate Fluctuations Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Underlying Portfolios face a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of companies held in the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Indexing Risk. The Underlying Portfolios in which the Portfolio invests are managed to track the performance of an index. An Underlying Portfolio will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.
Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that only invests directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Portfolios Risk. The risks of the Portfolio owning Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly. For example, the Portfolio indirectly pays a portion of the expenses (including management fees and operating expense) incurred by the Underlying Portfolios.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Douglas Loeffler, CFA Senior Portfolio Manager	2018
Manisha Singh, CFA Co-Portfolio Manager	2018
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Global Index Allocation 75/25 Portfolio
Investment Goal

The Portfolio’s investment goal is growth of capital and, secondarily, current income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios (as defined herein) in which the Portfolio invests.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.10%	0.10%
Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.24%	0.24%
Acquired Fund Fees and Expenses	0.42%	0.42%
Total Annual Portfolio Operating Expenses	0.76%	1.01%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.16%	-0.16%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.60%	0.85%
[1]	“Other Expenses” and “Acquired Fund Fees and Expenses” for Class 1 and Class 3 Shares are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed, for the period from the Portfolio’s inception through April 30,2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.18% and 0.43%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years
Class 1 Shares	$61	$227
Class 3 Shares	87	306
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
Principal Investment Strategies of the Portfolio

The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 75% of its assets (with a range of 65% to 85%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 25% of its assets (with a range of 15% to 35%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Portfolios invest in, or obtain exposure to, equity or fixed income securities of U.S. or foreign corporate and governmental issuers. Certain Underlying Equity Portfolios invest in, or obtain exposure to, investments in a number of different countries around the world, which may include emerging markets (“Underlying International Portfolios”). Under normal circumstances, the Portfolio invests approximately half of its allocation to Underlying Equity Portfolios in Underlying International Portfolios. The Underlying Equity Portfolios include, among others, funds that invest in either domestic or international equity securities of small, medium and/or large capitalization companies and the

Portfolio Summary: SA Global Index Allocation 75/25 Portfolio
Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will be limited to index funds, which are passively managed to track the performance of designated indices. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio.
The following chart sets forth the Portfolio’s projected initial target allocations to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	75%
SA Large Cap Index Portfolio	28%
SA Mid Cap Index Portfolio	6%
SA Small Cap Index Portfolio	4%
SA International Index Portfolio	32%
SA Emerging Markets Equity Index Portfolio	5%
Fixed Income	25%
SA Fixed income Index Portfolio	12.5%
SA Fixed Income International Portfolio	12.5%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy discussed above. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.
Equity Securities Risk. The Portfolio invests principally in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small- and Medium-Sized Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and medium-capitalization companies. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Currency Volatility Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Risk of Investing in Bonds. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the

Portfolio Summary: SA Global Index Allocation 75/25 Portfolio
potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. An Underlying Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Interest Rate Fluctuations Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Underlying Portfolios face a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of companies held in the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Indexing Risk. The Underlying Portfolios in which the Portfolio invests are managed to track the performance of an index. An Underlying Portfolio will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.
Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that only invests directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Portfolios Risk. The risks of the Portfolio owning Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly. For example, the Portfolio indirectly pays a portion of the expenses (including management fees and operating expense) incurred by the Underlying Portfolios.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Douglas Loeffler, CFA Senior Portfolio Manager	2018
Manisha Singh, CFA Co-Portfolio Manager	2018
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Global Index Allocation 90/10 Portfolio
Investment Goal

The Portfolio’s investment goal is growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios (as defined herein) in which the Portfolio invests.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.10%	0.10%
Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.24%	0.24%
Acquired Fund Fees and Expenses	0.44%	0.44%
Total Annual Portfolio Operating Expenses	0.78%	1.03%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.16%	-0.16%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.62%	0.87%
[1]	“Other Expenses” and “Acquired Fund Fees and Expenses” for Class 1 and Class 3 Shares are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.18% and 0.43%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitation and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years
Class 1 Shares	$63	$233
Class 3 Shares	89	312
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
Principal Investment Strategies of the Portfolio

The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 90% of its assets (with a range of 80% to 100%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 10% of its assets (with a range of 0% to 20%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Portfolios invest in, or obtain exposure to, equity or fixed income securities of U.S. or foreign corporate and governmental issuers. Certain Underlying Equity Portfolios invest in, or obtain exposure to, investments in a number of different countries around the world, which may include emerging markets (“Underlying International Portfolios”). Under normal circumstances, the Portfolio invests approximately half of its allocation to Underlying Equity Portfolios in Underlying International Portfolios. The Underlying Equity Portfolios include, among others, funds that invest in either domestic or international equity securities of

Portfolio Summary: SA Global Index Allocation 90/10 Portfolio
small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will be limited to index funds, which are passively managed to track the performance of designated indices. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio.
The following chart sets forth the Portfolio’s projected initial target allocations to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	90%
SA Large Cap Index Portfolio	32%
SA Mid Cap Index Portfolio	8%
SA Small Cap Index Portfolio	5%
SA International Index Portfolio	40%
SA Emerging Markets Equity Index Portfolio	5%
Fixed Income	10%
SA Fixed income Index Portfolio	5%
SA Fixed Income International Portfolio	5%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy discussed above. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.
Equity Securities Risk. The Portfolio invests principally in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small- and Medium-Sized Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and medium-capitalization companies. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Currency Volatility Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Risk of Investing in Bonds. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the

Portfolio Summary: SA Global Index Allocation 90/10 Portfolio
potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. An Underlying Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Interest Rate Fluctuations Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Underlying Portfolios face a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of companies held in the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Indexing Risk. The Underlying Portfolios in which the Portfolio invests are managed to track the performance of an index. An Underlying Portfolio will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.
Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that only invests directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Portfolios Risk. The risks of the Portfolio owning Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly. For example, the Portfolio indirectly pays a portion of the expenses (including management fees and operating expense) incurred by the Underlying Portfolios.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Douglas Loeffler, CFA Senior Portfolio Manager	2018
Manisha Singh, CFA Co-Portfolio Manager	2018
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Goldman Sachs Global Bond Portfolio (formerly, Global Bond Portfolio)
Investment Goal

The Portfolio’s investment goal is high total return, emphasizing current income and, to a lesser extent, capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.61%	0.61%	0.61%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.10%	0.10%	0.10%
Total Annual Portfolio Operating Expenses	0.71%	0.86%	0.96%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$73	$227	$395	$ 883
Class 2 Shares	88	274	477	1,061
Class 3 Shares	98	306	531	1,178
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 125% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in high quality fixed income securities of U.S. and foreign issuers, including issuers in emerging markets. Fixed income securities in which the Portfolio may invest include U.S. and non-U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities.
The Portfolio also may invest in hybrid instruments, inverse floaters, short-term investments, pass through securities, currency transactions and deferred interest bonds.
The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors.
The subadviser may engage in frequent and active trading of portfolio securities.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Portfolio Summary: SA Goldman Sachs Global Bond Portfolio (formerly, Global Bond Portfolio)
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Credit Quality Risk. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Non-Diversification Risk. The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk is increased because the effect of each security on the Portfolio’s performance is greater.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and
U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.
Non-Hedging Foreign Currency Trading Risk. The Portfolio may engage in forward foreign currency transactions for speculative purposes. The Portfolio may purchase or sell foreign

Portfolio Summary: SA Goldman Sachs Global Bond Portfolio (formerly, Global Bond Portfolio)
currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.
Inverse Floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Portfolio’s 15% limitation on investments in such securities.
Country Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or only a few countries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single country or those few countries than if the Portfolio always maintained wide diversity among countries in which it invests.
Illiquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Sector Risk. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the J.P. Morgan Global Government Bond Index (un-hedged). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 9.01% (quarter ended March 31, 2008) and the lowest return for a quarter was -7.99% (quarter ended December 31, 2016). The year-to-date calendar return as of March 31, 2018 was 1.96%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	6.81%	0.21%	2.96%
Class 2 Shares	6.58%	0.05%	2.81%
Class 3 Shares	6.49%	-0.05%	2.70%
J.P. Morgan Global Government Bond Index (un-hedged)	6.83%	0.32%	2.97%

Portfolio Summary: SA Goldman Sachs Global Bond Portfolio (formerly, Global Bond Portfolio)
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Goldman Sachs Asset Management International.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Andrew F. Wilson Managing Director, Co-Head of Global Fixed Income and Liquidity Management, Co-Head of GSAM Europe, the Middle East and Africa (EMEA)	1995
Iain Lindsay Managing Director, Co-Head of Global Lead Portfolio Management, Lead Portfolio Manager of the Fixed Income Strategy Group	2001
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Goldman Sachs Multi-Asset Insights Portfolio
Investment Goal

The Portfolio’s investment goal is to seek capital appreciation and income while managing portfolio volatility.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.70%	0.70%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.50%	0.50%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.22%	1.47%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.39%	-0.39%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.83%	1.08%
[1]	“Other Expenses” and Acquired Fund Fees and Expenses” for Class 1 and Class 3 Shares are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.81% and 1.06%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 85	$349	$633	$1,443
Class 3 Shares	110	427	766	1,724
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 46% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its investment goal through strategically and dynamically allocating its assets to various equity and fixed income asset classes. Under normal market conditions, the Portfolio targets an allocation of approximately 70% of its assets to equity exposure and approximately 30% of its assets to fixed income exposure, although the Portfolio’s equity exposure may range from approximately 60%-80% of its net assets and its allocation to fixed income exposure may range from approximately 20%-40% of its net assets.
The equity securities in which the Portfolio intends to invest, or obtain exposure to, include common stock, preferred stock, rights and warrants, and depositary receipts relating to equity securities. The Portfolio may invest in, or obtain exposure to, equity securities of U.S. and non-U.S. issuers of any market capitalization range, including securities of issuers located in emerging markets. The Portfolio’s ability to invest in both U.S. and non-U.S. securities allows it to diversify its assets across different geographic regions. The foreign equity securities in which the Portfolio intends to invest, or obtain exposure to, may

Portfolio Summary: SA Goldman Sachs Multi-Asset Insights Portfolio
be denominated in U.S. dollars or foreign currencies and may be currency hedged or unhedged. The Portfolio may also obtain exposure to equity securities by investing in exchange-traded funds (“ETFs”).
The fixed income securities in which the Portfolio intends to invest, or obtain exposure to, include corporate debt instruments, U.S. government securities, high-yield debt securities (junk bonds), convertible notes, money market instruments and/or cash or cash equivalents. The Portfolio may also obtain exposure to fixed income securities by investing in ETFs.
The Portfolio may invest in derivatives, such as equity index futures, interest rate futures, interest rate swaps, credit default swaps and forward foreign currency exchange contracts for hedging and non-hedging purposes, as well as to increase the return on its portfolio investments.
The Portfolio will adjust its equity/fixed income exposure +/- 10%, as described above, based on market and macroeconomic views of Goldman Sachs Asset Management L.P. (“GSAM”), the Portfolio’s subadviser. GSAM will implement such adjustment by reallocating the Portfolio’s investments in equity and fixed income securities and/or by investing in ETFs and/or derivatives.
In managing the Portfolio, GSAM develops a strategic allocation across the various asset classes by budgeting or allocating portfolio risk across a set of asset allocation risk factors, including, but not limited to, market cap, interest rate, emerging markets, commodity, equity style, momentum and active risk. The resulting strategic asset allocation is implemented using a range of bottom-up security selection strategies across equity and fixed income asset classes. Within equities, securities are selected using fundamental research and a variety of quantitative techniques primarily based on the following investment themes: Momentum, Valuation and Profitability. The Momentum theme seeks to predict changes in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital. GSAM may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on its proprietary research.
The Portfolio places an emphasis on managing risk relative to its benchmark index, which is comprised of the following: 38.5% S&P 500® Index, 3.5% S&P Midcap 400® Index, 3.5% Russell 2000® Index, 24.5% MSCI EAFE (Net Total Return) and 30% Bloomberg Barclays US Government/Credit Bond Index (the “Blended Index”). To manage the Portfolio’s risk relative to the Blended Index, GSAM intends to dynamically adjust the Portfolio’s risk exposure by making passive index investments through the use of equity and interest rate futures and ETFs, if required by the Portfolio’s risk management parameters. These risk management parameters include restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of the Blended Index. Such restrictions may result in the Portfolio having returns that track the Blended Index more consistently and more closely than would otherwise be the case. These restrictions may prevent a significant deviation from the returns of the Blended Index, but may also limit the Portfolio’s ability to outperform the returns of the Blended Index.
The subadviser may engage in frequent and active trading of portfolio securities.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Asset Allocation Risk. The Portfolio’s ability to achieve its investment goal depends in part on the subadviser’s skill in determining the Portfolio’s asset class allocations. Although allocation among different asset classes generally reduces risk, the risk remains that the subadviser may favor an asset class that performs poorly relative to other asset classes.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Portfolio Summary: SA Goldman Sachs Multi-Asset Insights Portfolio
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.
Depositary Receipts Risk.  Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Risk of Investing in Junk Bonds. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Credit Quality Risk. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid,

Portfolio Summary: SA Goldman Sachs Multi-Asset Insights Portfolio
more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Risk of Investing in Money Market Securities. This is both a direct and indirect risk of investing in the Portfolio. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
ETF Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. To the extent that the Portfolio invests in an ETF, the Portfolio will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Portfolio.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option, futures contract or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.
Forward Currency Contracts Risk. The use of forward contracts involves the risk of mismatching the Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities

Portfolio Summary: SA Goldman Sachs Multi-Asset Insights Portfolio
selected by the portfolio managers will produce the desired results.
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s risks relative to the Blended Index may reduce the risks and hedging costs assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and SunAmerica by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s investment strategy may have the effect of mitigating the financial risks to which the affiliated insurance companies are subject as a result of providing those guaranteed benefits and the hedging costs associated with providing such benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not employ the same risk management constraints.
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by GSAM.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Raymond Chan, CFA Managing Director	2017
Christopher Lvoff, CFA Managing Director	2017
Lucy Xin Vice President	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Index Allocation 60/40 Portfolio
Investment Goal

The Portfolio’s investment goal is growth of capital and, secondarily, current income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios (as defined herein) in which the Portfolio invests.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.10%	0.10%
Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.47%	0.47%
Acquired Fund Fees and Expenses	0.36%	0.36%
Total Annual Portfolio Operating Expenses	0.93%	1.18%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.39%	-0.39%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.54%	0.79%
[1]	“Other Expenses” for Class 1 Shares are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.18% and 0.43%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019 only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$55	$257	$477	$1,107
Class 3 Shares	81	336	611	1,397
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 60% of its assets (with a range of 50% to 70%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 40% of its assets (with a range of 30% to 50%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Equity Portfolios include, among others, funds that invest in domestic and international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of designated indices, although the Portfolio may also from time to time invest in Underlying Portfolios that are not index funds,

Portfolio Summary: SA Index Allocation 60/40 Portfolio
including for cash management purposes. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio. The following chart sets forth the Portfolio’s target allocations set by SunAmerica on January, 31, 2018, to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	64%
SA Large Cap Index Portfolio	43%
SA Mid Cap Index Portfolio	4%
SA Small Cap Index Portfolio	5%
SA International Index Portfolio	12%
Fixed Income	36%
SA Fixed Income Intermediate Index Portfolio	16%
SA Fixed Income Index Portfolio	20%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.
Equity Securities Risk. The Portfolio invests principally in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small- and Medium-Sized Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and medium-capitalization companies. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
Currency Volatility Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.
Risk of Investing in Bonds. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. An Underlying Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Interest Rate Fluctuations Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Underlying Portfolios face a

Portfolio Summary: SA Index Allocation 60/40 Portfolio
heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of companies held in the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Indexing Risk. The Underlying Portfolios in which the Portfolio invests are managed to track the performance of an index. An Underlying Portfolio will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.
Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that only invests directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Portfolios Risk. The risks of the Portfolio owning the Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Douglas Loeffler, CFA Senior Portfolio Manager	2017
Manisha Singh, CFA Co-Portfolio Manager	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Index Allocation 80/20 Portfolio
Investment Goal

The Portfolio’s investment goal is growth of capital and, secondarily, current income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios (as defined herein) in which the Portfolio invests.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.10%	0.10%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.21%	0.21%
Acquired Fund Fees and Expenses	0.37%	0.37%
Total Annual Portfolio Operating Expenses	0.68%	0.93%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.13%	-0.13%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.55%	0.80%
[1]	“Other Expenses” for Class 1 Shares are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.18% and 0.43%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019 only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended. This agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of
Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$56	$204	$366	$ 834
Class 3 Shares	82	283	502	1,131
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 80% of its assets (with a range of 70% to 90%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 20% of its assets (with a range of 10% to 30%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Equity Portfolios include, among others, funds that invest in domestic and international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.

Portfolio Summary: SA Index Allocation 80/20 Portfolio
The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of designated indices, although the Portfolio may also from time to time invest in Underlying Portfolios that are not index funds, including for cash management purposes. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio. The following chart sets forth the Portfolio’s target allocations set by SunAmerica on January 31, 2018 to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	84.3%
SA Large Cap Index Portfolio	54.3%
SA Mid Cap Index Portfolio	8%
SA Small Cap Index Portfolio	5%
SA International Index Portfolio	17%
Fixed Income	15.8%
SA Fixed Income Intermediate Index Portfolio	6.5%
SA Fixed Income Index Portfolio	9.3%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.
Equity Securities Risk. The Portfolio invests principally in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small- and Medium-Sized Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and medium-capitalization companies. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
Currency Volatility Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.
Risk of Investing in Bonds. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. An Underlying Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Interest Rate Fluctuations Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes

Portfolio Summary: SA Index Allocation 80/20 Portfolio
in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of companies held in the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Indexing Risk. The Underlying Portfolios in which the Portfolio invests are managed to track the performance of an index. An Underlying Portfolio will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.
Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that only invests directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Portfolios Risk. The risks of the Portfolio owning the Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Douglas Loeffler, CFA Senior Portfolio Manager	2017
Manisha Singh, CFA Co-Portfolio Manager	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Index Allocation 90/10 Portfolio
Investment Goal

The Portfolio’s investment goal is growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios (as defined herein) in which the Portfolio invests.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.10%	0.10%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses	0.38%	0.38%
Total Annual Portfolio Operating Expenses	0.57%	0.82%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.01%	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.56%	0.81%
[1]	“Other Expenses” for Class 1 Shares are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.18% and 0.43%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019 only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$57	$182	$317	$ 713
Class 3 Shares	83	261	454	1,013
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 90% of its assets (with a range of 80% to 100%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 10% of its assets (with a range of 0% to 20%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Equity Portfolios include, among others, funds that invest in domestic and international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of

Portfolio Summary: SA Index Allocation 90/10 Portfolio
designated indices, although the Portfolio may also from time to time invest in Underlying Portfolios that are not index funds, including for cash management purposes. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio. The following chart sets forth the Portfolio’s target allocations set by SunAmerica on January 31, 2018 to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	94.3%
SA Large Cap Index Portfolio	59.3%
SA Mid Cap Index Portfolio	8%
SA Small Cap Index Portfolio	5%
SA International Index Portfolio	22%
Fixed Income	5.8%
SA Fixed Income Intermediate Index Portfolio	2.5%
SA Fixed Income Index Portfolio	3.3%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.
Equity Securities Risk. The Portfolio invests principally in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small- and Medium-Sized Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and medium-capitalization companies. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
Currency Volatility Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.
Risk of Investing in Bonds. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Interest Rate Fluctuations Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to

Portfolio Summary: SA Index Allocation 90/10 Portfolio
be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of companies held in the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Indexing Risk. The Underlying Portfolios in which the Portfolio invests are managed to track the performance of an index. An Underlying Portfolio will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.
Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that only invests directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Portfolios Risk. The risks of the Portfolio owning the Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Douglas Loeffler, CFA Senior Portfolio Manager	2017
Manisha Singh, CFA Co-Portfolio Manager	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA International Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the MSCI EAFE Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.40%	0.40%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.18%	0.18%
Total Annual Portfolio Operating Expenses	0.58%	0.83%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.06%	-0.06%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.52%	0.77%
1	“Other Expenses” for Class 3 Shares are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.52% and 0.77%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019 only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$53	$180	$318	$ 720
Class 3 Shares	79	259	455	1,020
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to provide investment results that correspond with the performance of the MSCI EAFE Index (the “Index”). The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The Index is comprised of large- and mid-cap developed market equities.
The Adviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The Adviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that SunAmerica, the Portfolio’s investment adviser,

Portfolio Summary: SA International Index Portfolio
determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio may not always hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the Adviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Foreign Investment Risk. The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the
Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Medium Sized Companies Risk. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Country Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or only a few countries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single or those few countries than if the Portfolio always maintained wide diversity among the countries in which it invests. Based on the current composition of the Index, the Portfolio intends to invest a significant portion of its assets in securities of Japanese issuers and other investments that are tied economically to Japan.
Japan Exposure Risk. The Japanese economy faces a number of long-term problems, including massive government debt, the aging and shrinking of the population, an unstable financial sector and low domestic consumption. Japan has experienced natural disasters of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Portfolio Summary: SA International Index Portfolio
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Timothy Campion Lead Portfolio Manager	2017
Andrew Sheridan Co-Portfolio Manager	2017
Jane Bayar Algieri Co-Portfolio Manager	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Invesco Growth Opportunities Portfolio (formerly, Growth Opportunities Portfolio)
Investment Goal

The Portfolio’s investment goal is capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.74%	0.74%	0.74%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.79%	0.94%	1.04%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 81	$252	$439	$ 978
Class 2 Shares	96	300	520	1,155
Class 3 Shares	106	331	574	1,271
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing in equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies, and in other instruments that have economic characteristics similar to such securities. The Portfolio invests primarily in common stocks. The Portfolio also may invest in foreign securities, including securities of issuers located in emerging markets (up to 25% of net assets). The Portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).
The subadviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The subadviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market’s valuation of those factors. Therefore, in selecting securities for investment, the subadviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The subadviser generally sells securities of a company when it believes the company’s growth potential, and/or the sustainability of that growth, flattens or declines. The subadviser may engage in frequent and active trading of portfolio securities.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Small-Cap Companies Risk. Securities of small-cap companies are usually more volatile and entail greater risks than securities of large companies.
Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.

Portfolio Summary: SA Invesco Growth Opportunities Portfolio (formerly, Growth Opportunities Portfolio)
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Real Estate Industry Risks. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The Portfolio also could be subject to the risks of direct ownership as a result of a default on a debt security it may own. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.
In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940, as amended.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective June 1, 2010, Invesco Advisers, Inc. (“Invesco”) assumed subadvisory duties of the Portfolio. From November 1, 2005 until June 1, 2010, Morgan Stanley Investment Management Inc. was subadviser to the Portfolio.

Portfolio Summary: SA Invesco Growth Opportunities Portfolio (formerly, Growth Opportunities Portfolio)
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 14.10% (quarter ended March 31, 2012) and the lowest return for a quarter was -22.32% (quarter ended September 30, 2011). The year-to-date calendar return as of March 31, 2018 was 3.60%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	24.91%	12.99%	7.13%
Class 2 Shares	24.56%	12.82%	6.98%
Class 3 Shares	24.56%	12.74%	6.88%
Russell 2000® Growth Index	22.17%	15.21%	9.19%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Invesco.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Matthew Hart Lead Portfolio Manager	2005
Justin Speer Portfolio Manager	2008
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Invesco VCP Equity-Income Portfolio (formerly, VCPSM Value Portfolio)
Investment Goal

The Portfolio’s investment goal is to seek current income and moderate capital appreciation while managing portfolio volatility.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.85%	0.85%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.88%	1.13%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 90	$281	$488	$1,084
Class 3 Shares	115	359	622	1,375
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 151% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio invests primarily in equity and fixed income securities, derivatives and other instruments that have economic characteristics similar to such securities that it believes will decrease the volatility level of the Portfolio’s annual returns. Under normal circumstances, the Portfolio invests at least 65% of its net assets in income-producing equity investments, such as dividend paying common or preferred stocks. For purposes of this policy, the Portfolio considers income-producing equity securities to include securities such as dividend paying common stocks and preferred stocks, interest paying convertible securities and zero coupon convertible securities (on which the Portfolio accrues income for tax and accounting purposes but receives no cash). Although the Portfolio invests in the securities of issuers of all capitalization sizes, a substantial number of the issuers in which the Portfolio invests are expected to be large-cap companies. The subadviser also employs a “VCP” (Volatility Control Portfolio) risk management process intended to manage the volatility level of the Portfolio’s annual returns.
In selecting securities for the Portfolio, the subadviser emphasizes a value style of investing; seeking well-established, undervalued companies that the subadviser believes offer the potential for income with safety of principal and long-term growth of capital. The subadviser focuses on undervalued companies with catalysts for improved valuation. Internal and external factors considered by the subadviser as catalysts for improved valuation include new management, operational enhancements, restructurings or reorganizations, improvements in industry conditions or favorable regulatory developments. The subadviser believes a company’s relative attractiveness is a function of its upside potential relative to downside risk. The subadviser may dispose of a security when it has reached the subadviser’s estimate of fair value or when the subadviser identifies a more attractive investment opportunity.
The Portfolio incorporates a volatility control process that seeks to target a maximum annual volatility level for the Portfolio’s returns of approximately 10%. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns without regard to the direction of those changes. To implement this volatility management strategy, the subadviser will monitor the forecasted annualized volatility of the Portfolio’s returns, placing a greater weight on recent historical data. The Portfolio may make significant investments in exchange-traded equity index and exchange-traded interest rate futures or other derivative instruments designed to reduce the Portfolio’s exposure to portfolio volatility. In addition, the subadviser will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns. There can be no assurance that investment decisions made in seeking to manage the Portfolio’s volatility will achieve the desired results.

Portfolio Summary: SA Invesco VCP Equity-Income Portfolio (formerly, VCPSM Value Portfolio)
Volatility is not a measure of investment performance. Volatility may result from rapid or dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target maximum annual level.
The Portfolio’s target maximum annual volatility level of 10% is not a total return performance target. The Portfolio does not expect its total return performance to be within any specified targeted range. It is possible for the Portfolio to maintain its volatility at or under its target maximum annual volatility level while having negative performance returns. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets, may expose the Portfolio to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)” and the “Glossary” under “Risk Terminology” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its investment goal, which are not described here.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Convertible Securities Risk. The value of convertible securities may be affected by market interest rate fluctuations, credit risk and the value of the underlying common stock into which these securities may be converted. Issuers may have the right to buy back or “call” certain convertible securities at a time unfavorable to the Portfolio.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, illiquidity risk and interest rate fluctuations risk. Since the Portfolio primarily uses exchange-traded equity index futures contracts and exchange-traded interest rate futures contracts, the primary risks associated with the Portfolio’s use of derivatives are market risk and hedging risk.
Equity Securities Risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices

Portfolio Summary: SA Invesco VCP Equity-Income Portfolio (formerly, VCPSM Value Portfolio)
of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.
Illiquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically.
Income Risk. The ability of the Portfolio’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Portfolio may drop as well.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Leverage Risk. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and SunAmerica by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance

Portfolio Summary: SA Invesco VCP Equity-Income Portfolio (formerly, VCPSM Value Portfolio)
may be lower than similar portfolios that do not seek to manage their volatility.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.
Short Sales Risk. When the Portfolio sells futures contracts, the Portfolio is exposed to the risks associated with short sales. Short sales involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Volatility Control Risk. The risk that the subadviser’s strategy for managing portfolio volatility may not produce the desired result or that the subadviser is unable to trade certain derivatives effectively or in a timely manner. There can be no guarantee that the Portfolio will maintain its target volatility level. Additionally, maintenance of the target volatility level will not ensure that the Portfolio will deliver competitive returns. The use of derivatives in connection with the Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets and may expose the Portfolio to costs to which it would otherwise not have been exposed. The Portfolio’s managed volatility strategy may result in the Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The gains and losses of the Portfolio’s futures positions may not correlate with the Portfolio’s direct investments in equity securities; as a result, these futures contracts may decline in value at the same time as the Portfolio’s direct investments in equity securities decline in value. The Portfolio’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The subadviser uses a combination of proprietary and third-party systems to help it estimate the Portfolio’s expected volatility. Based on those estimates, the subadviser may adjust the Portfolio’s exposure to   certain markets by selling exchange-traded futures contracts in an attempt to manage the Portfolio’s expected volatility. The proprietary and third-party risk models used by the subadviser may perform differently than expected and may negatively affect performance and the ability of the Portfolio to maintain its volatility at or below its target maximum annual volatility level for various reasons, including errors in using or building the models, technical issues implementing the models and various non-quantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).
Zero Coupon Bond Risk. “Zero coupon” bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. In addition to the risks associated with bonds, since zero coupon bonds do not pay interest, the value of zero coupon bonds may be more volatile than other fixed income securities. Zero coupon bonds may also be subject to greater interest rate risk and credit risk that other fixed income instruments.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and a Blended Index. The Blended Index consists of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Class 1 shares do not have a performance history as of the date of this Prospectus. As a result, the bar chart and table give you a picture of the long-term performance for Class 3 shares of the Portfolio. The performance of Class 1 shares would be substantially similar to Class 3 shares and differ only to the extent that Class 1 shares and Class 3 shares have different expenses. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Portfolio Summary: SA Invesco VCP Equity-Income Portfolio (formerly, VCPSM Value Portfolio)
(Class 3 Shares)
During the 4-year period shown in the bar chart, the highest return for a quarter was 5.95% (quarter ended December 31, 2016) and the lowest return for a quarter was -5.75% (quarter ended September 30, 2015). The year-to-date calendar return as of March 31, 2018 was -1.84%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	Since Inception (9-26-16)	Since Inception (5-1-13)
Class 1 Shares	10.27%	13.61%	N/A
Class 3 Shares	9.96%	N/A	7.81%
Blended Index	14.21%	12.17%	9.23%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	0.41%	2.06%
S&P 500® Index	21.83%	20.61%	14.04%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Invesco Advisers, Inc.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Thomas Bastian Lead Portfolio Manager	2013
Jacob Borbidge Portfolio Manager	2018
Chuck Burge Portfolio Manager	2013
Brian Jurkash Portfolio Manager	2015
Sergio Marcheli Portfolio Manager	2013
Duy Nguyen Portfolio Manager	2013
Matthew Titus Portfolio Manager	2016
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Janus Focused Growth Portfolio
Investment Goal

The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.85%	0.85%	0.85%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements	0.90%	1.05%	1.15%
Fee Waivers and/or Expense Reimbursements[1]	-0.10%	-0.10%	-0.10%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.80%	0.95%	1.05%
[1]	Pursuant to an Advisory Fee Wavier Agreement, effective through April 30, 2019, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its advisory fee with respect to the Portfolio so that the advisory fee payable by the Portfolio to SunAmerica is equal to 0.75% of average daily net assets. This agreement may only be terminated by the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 82	$277	$489	$1,099
Class 2 Shares	97	324	570	1,274
Class 3 Shares	107	355	623	1,389
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities of companies selected for their long-term growth potential. The Portfolio is non-diversified and, thus, will generally hold a core position of 30 to 40 common stocks. The Portfolio invests primarily in common stocks of large-cap companies but may also invest in smaller, emerging growth companies. The Portfolio may invest up to 25% of its assets in foreign securities which may include emerging market securities.
In selecting investments for the Portfolio, the subadviser seeks to invest in companies with distinct long-term competitive advantages, strong free cash flow generation and that trade at attractive valuations.
The subadviser applies a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.
The subadviser may reduce or sell the Portfolio’s investments in portfolio securities if, in the opinion of the subadviser, replacing a security with another is a more attractive investment, a security has reached full valuation, or the investment outlook for a security changes.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of

Portfolio Summary: SA Janus Focused Growth Portfolio
the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Non-Diversification Risk. The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk is increased because the effect of each security on the Portfolio’s performance is greater.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the

Portfolio Summary: SA Janus Focused Growth Portfolio
Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Janus Capital Management, LLC (“Janus”) assumed subadvisory duties of the Portfolio on June 30, 2016. Prior to June 30, 2016, Marsico Capital Management, LLC served as subadviser.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 16.09% (quarter ended March 31, 2012) and the lowest return for a quarter was -23.54% (quarter ended
December 31, 2008). The year-to-date calendar return as of March 31, 2018 was 4.80%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	30.15%	14.01%	6.74%
Class 2 Shares	29.97%	13.85%	6.58%
Class 3 Shares	29.82%	13.73%	6.46%
Russell 1000® Growth Index	30.21%	17.33%	10.00%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Janus.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Doug Rao Portfolio Manager	2016
Nick Schommer, CFA Portfolio Manager	2016
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA JPMorgan Diversified Balanced Portfolio (formerly, Balanced Portfolio)
Investment Goal

The Portfolio’s investment goal is total return.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.64%	0.64%	0.64%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.10%	0.10%	0.10%
Total Annual Portfolio Operating Expenses	0.74%	0.89%	0.99%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 76	$237	$411	$ 918
Class 2 Shares	91	284	493	1,096
Class 3 Shares	101	315	547	1,213
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 108% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of various types of equity and fixed income investments, with at least 25% of the Portfolio’s assets invested in fixed income securities, and with at least 25% of the Portfolio’s assets invested in equity securities. The Portfolio’s assets are generally allocated in the following ranges, although these allocations may change based on the relative attractiveness of each asset class:
•	30%–75% U.S. equity securities, including small–, medium– and large-cap securities
•	0%–35% foreign equity securities
•	25%–50% U.S. and foreign fixed income securities
Equity securities that the Portfolio primarily invests in include common stock and convertible securities of U.S. and foreign companies, each of any market capitalization. As part of its overall investment strategy the Subadvisor makes allocations to various underlying equity strategies in order to gain exposure to certain asset classes and markets. The underlying strategies may use a number of different approaches to select individual securities, including fundamental research and quantitative based strategies.
The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities the Portfolio primarily invests in include corporate bonds, asset-backed, mortgage-related, and mortgage-backed securities (including to-be-announced and commercial mortgage-backed securities), forward commitments to purchase or sell short mortgage-backed securities, U.S. and foreign government securities, and high-yield debt securities (junk bonds) (up to 15% of net assets). The fixed income securities are rated at the time of purchase by a nationally recognized statistical rating organization or, if unrated, are deemed by the Portfolio’s subadviser to be of comparable quality. The Portfolio may invest in fixed income securities of any average weighted maturity or duration.
The Portfolio uses an active trading strategy to achieve its objective.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of

Portfolio Summary: SA JPMorgan Diversified Balanced Portfolio (formerly, Balanced Portfolio)
the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Risk of Investing in Junk Bonds. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Short Sales Risk. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.
Credit Quality Risk. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Convertible Securities Risk. Convertible security values may be affected by market interest rates, issuer defaults and

Portfolio Summary: SA JPMorgan Diversified Balanced Portfolio (formerly, Balanced Portfolio)
underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Portfolio.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.
Settlement Risk. Investments purchased on an extended-settlement basis, such as when-issued, forward commitment or delayed-delivery transactions, involve a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on an extended-settlement basis involves the risk that the value of the securities sold may increase before the settlement date.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI World Index, Bloomberg Barclays U.S. Government/Credit Index and a blended index. Effective May 1, 2018, the Portfolio changed its benchmark from the S&P 500 Index, Bloomberg Barclays U.S. Aggregate Bond Index and the prior blended index to a new blended index that consists of 60% MSCI World Index and 40% Barclays U.S. Aggregate Government/Credit Index (the "Blended Index"). The prior blended index consisted 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the "Prior Blended Index").  The benchmark is being changed to better represent the securities held in the Portfolio.  Fees and expenses

Portfolio Summary: SA JPMorgan Diversified Balanced Portfolio (formerly, Balanced Portfolio)
incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 12.21% (quarter ended September 30, 2009) and the lowest return for a quarter was -14.11% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was -0.74%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	14.56%	10.34%	6.88%
Class 2 Shares	14.37%	10.17%	6.72%
Class 3 Shares	14.27%	10.06%	6.62%
Blended Index	14.21%	10.25%	6.98%
MSCI World Index (net)	22.40%	11.64%	5.03%
S&P 500® Index	21.83%	15.79%	8.50%
Bloomberg Barclays US Government Credit Bond Index	4.00%	2.13%	4.08%
Blended Index	14.72%	7.87%	5.00%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by J.P. Morgan Investment Management Inc.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Patrik Jakobson Managing Director and Senior Portfolio Manager in the Multi-Asset Solutions	2006
Michael Feser, CFA Managing Director and Portfolio Manager in the Multi-Asset Solutions	2016
Eric Bernbaum, CFA Executive Director and Portfolio Manager in the Multi-Asset Solutions	2015
John Speer, CFA Vice President and Portfolio Manager in the Multi-Asset Solutions	2018
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA JPMorgan Emerging Markets Portfolio (formerly, Emerging Markets Portfolio)
Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	1.09%	1.09%	1.09%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.22%	1.37%	1.47%
Fee Waivers and/or Expense Reimbursements[1]	-0.09%	-0.09%	-0.09%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	1.13%	1.28%	1.38%
[1]	Pursuant to an Advisory Fee Waiver Agreement, effective through April 30, 2019, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its advisory fee with respect to the Portfolio so that the advisory fee payable by the Portfolio to SunAmerica equals 1.00% of average daily net assets. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$115	$378	$662	$1,469
Class 2 Shares	130	425	741	1,638
Class 3 Shares	141	456	794	1,750
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks, depositary receipts and other equity securities of companies primarily in emerging markets outside the U.S., which the subadviser believes, when compared to developed markets, have above average-growth prospects.
Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The Portfolio is not required to allocate its investments in any set percentages to any particular country. The Portfolio is not constrained by capitalization or style limits and will invest across sectors. The Portfolio will invest in securities across all market capitalizations, although the Portfolio may invest a significant portion of its assets in companies of one particular market capitalization category.
The Portfolio may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net). In managing the Portfolio, the subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio’s investment universe which the subadviser uses to select securities. The Portfolio emphasizes securities that are

Portfolio Summary: SA JPMorgan Emerging Markets Portfolio (formerly, Emerging Markets Portfolio)
ranked as undervalued, while underweighting or avoiding securities that appear overvalued.
The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it is permitted to invest. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may hedge a portion of its foreign currency exposure into the U.S. dollar.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/
earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Depositary Receipts Risk. . Depositary receipts, such as American Depositary Receipts, are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or

Portfolio Summary: SA JPMorgan Emerging Markets Portfolio (formerly, Emerging Markets Portfolio)
heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI Emerging Markets Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective January 14, 2013, J.P. Morgan Investment Management, Inc. (“JPMorgan”) assumed subadvisory duties of the Portfolio. Prior to January 14, 2013, Putnam Investment Management, LLC served as subadviser.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 34.42% (quarter ended June 30, 2009) and the lowest return for a quarter was -31.23% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was 2.91%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	42.31%	4.18%	-0.22%
Class 2 Shares	42.17%	4.03%	-0.36%
Class 3 Shares	41.92%	3.93%	-0.47%
MSCI Emerging Markets Index (net)	37.28%	4.35%	1.68%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by JPMorgan.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Anuj Arora Managing Director and Lead Portfolio Manager	2013
Joyce Weng, CFA Executive Director and Portfolio Manager	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA JPMorgan Equity-Income Portfolio (formerly, Growth-Income Portfolio)
Investment Goal

The Portfolio’s investment goal is growth of capital and income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.54%	0.54%	0.54%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.57%	0.72%	0.82%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$58	$183	$318	$ 714
Class 2 Shares	74	230	401	894
Class 3 Shares	84	262	455	1,014
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in common stocks of corporations (principally large-cap and mid-cap) that demonstrate the potential for appreciation and/or dividends, as well as stocks with favorable long-term fundamental characteristics. Because yield is a key consideration in selecting securities, the Portfolio may purchase stocks of companies that are out of favor in the financial community and therefore are selling below what the subadviser believes to be their long-term investment value. The subadviser seeks to invest in undervalued companies with durable franchises, strong management and the ability to growth their intrinsic value per share.
The subadviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the subadviser believes the security is no longer attractively valued. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Mid-Cap Companies Risk. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities

Portfolio Summary: SA JPMorgan Equity-Income Portfolio (formerly, Growth-Income Portfolio)
selected by the portfolio managers will produce the desired results.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
J.P. Morgan Investment Management Inc. (“JPMorgan”) assumed subadvisory duties of the Portfolio on November 15, 2010. Prior to November 15, 2010, AllianceBernstein L.P. served as subadviser.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 13.72% (quarter ended September 30, 2009) and the lowest return for a quarter was -22.54% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was -2.11%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	18.28%	14.98%	7.29%
Class 2 Shares	18.11%	14.82%	7.13%
Class 3 Shares	18.01%	14.70%	7.02%
Russell 1000® Value Index	13.66%	14.04%	7.10%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by JPMorgan.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Clare Hart Managing Director and Portfolio Manager	2010
Jonathon K.L. Simon Managing Director and Portfolio Manager	2010
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA JPMorgan Global Equities Portfolio (formerly, Global Equities Portfolio)
Investment Goal

The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.71%	0.71%	0.71%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.76%	0.91%	1.01%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 78	$243	$422	$ 942
Class 2 Shares	93	290	504	1,120
Class 3 Shares	103	322	558	1,236
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 88% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities. The Portfolio may invest in equity securities of companies in any market capitalization range. The Portfolio will invest significantly in foreign securities, including securities of issuers located in emerging markets.
In managing the Portfolio, the subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Portfolio that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of the subadviser’s disciplined investment process.
The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.
The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions. The Portfolio may use an active trading strategy to achieve its objective.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock

Portfolio Summary: SA JPMorgan Global Equities Portfolio (formerly, Global Equities Portfolio)
prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/
earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI World Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

Portfolio Summary: SA JPMorgan Global Equities Portfolio (formerly, Global Equities Portfolio)
Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 19.52% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.38% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was -0.56%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	24.35%	11.28%	4.12%
Class 2 Shares	24.17%	11.12%	3.96%
Class 3 Shares	24.02%	11.00%	3.86%
MSCI World Index (net)	22.40%	11.64%	5.03%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by J. P. Morgan Investment Management Inc.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Sandeep Bhargava Managing Director and Portfolio Manager	2005
Zenah Shuhaiber Executive Director and Portfolio Manager	2017
William Meadon Managing Director and Portfolio Manager	2017
James Ford Executive Director and Portfolio Manager	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA JPMorgan MFS Core Bond Portfolio
Investment Goal

The Portfolio’s investment goal is maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.60%	0.60%	0.60%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.63%	0.78%	0.88%
Fee Waivers and/or Expense Reimbursements[1]	-0.10%	-0.10%	-0.10%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.53%	0.68%	0.78%
[1]	Pursuant to an Advisory Fee Waiver Agreement, effective through April 30, 2019, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive 0.10% of its advisory fee on an annual basis with respect to the Portfolio. This agreement may be modified or discontinued prior to April 30, 2019 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$54	$192	$341	$ 777
Class 2 Shares	69	239	423	957
Class 3 Shares	80	271	478	1,075
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its investment goal by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of bonds (as defined below), including U.S. and foreign fixed income investments with varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index, as calculated by the respective subadviser.
Bonds, for purposes of satisfying the 80% investment requirement, include:
•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	loan participations and assignments;
•	bank capital and trust preferred stocks;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;

Portfolio Summary: SA JPMorgan MFS Core Bond Portfolio
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises;
•	obligations of international agencies or supranational entities; and
•	municipal and mortgage- and asset-backed securities that are insured under policies issued by certain insurance companies.
In addition, for purposes of satisfying the 80% investment requirement, the Portfolio may utilize forwards or derivatives such as options, futures contracts, or swap agreements that have economic characteristics similar to the bonds mentioned above.
Investment Selection
The Portfolio is multi-managed by two subadvisers, J.P. Morgan Investment Management Inc. (“JPMorgan”) and Massachusetts Financial Services Company (“MFS”).
JPMorgan focuses on adding alpha primarily through a value-oriented approach that seeks to identify inefficiently priced securities. By design, JPMorgan focuses on a bottom-up security selection-based approach to generate the majority of the potential excess return. While overall portfolio duration and yield curve decisions are important, they are de-emphasized in the process. The team’s focus is on identifying securities that are believed to be undervalued. To find undervalued securities, JPMorgan believes that one should focus on the most inefficient parts of the market. This belief has led to a historical bias toward AAA-rated CMOs within the mortgage-backed sector and higher-rated corporate credits within the credit sector. With a bottom-up focus, turnover tends to be low and duration is typically managed within +/-10% of the benchmark’s duration.
MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the portion of the Portfolio subadvised by MFS, MFS may also consider top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors and risk management factors. In conjunction with a team of investment research analysts, the portfolio managers select investments for the portion of the portfolio subadvised by MFS.
Portfolio Investment Policies
The Portfolio invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in securities rated below investment grade (commonly referred to as “high yield securities” or “junk bonds”), which are considered speculative.
The Portfolio may invest up to 15% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies.
The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.
The Portfolio may also invest up to 10% of its total assets in preferred stocks, convertible securities and other equity related securities.
While the Portfolio may use derivatives for any investment purpose, to the extent the Portfolio uses derivatives, the subadvisers expect to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include options, futures contracts, forward contracts, structured securities, and swap agreements.
The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
The Portfolio expects to invest no more than 10% of its assets in sub-prime mortgage related securities at the time of purchase.
The Portfolio may also engage in frequent trading of portfolio securities to achieve its investment goal.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.

Portfolio Summary: SA JPMorgan MFS Core Bond Portfolio
The following is a summary of the principal risks of investing in the Portfolio.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Risk of Investing in Junk Bonds. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Equity Securities Risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Credit Quality Risk. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit rating typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than investment grade bonds.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Derivatives Risk. To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Portfolio is exposed to credit quality risk of the counterparty.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a

Portfolio Summary: SA JPMorgan MFS Core Bond Portfolio
bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Leverage Risk. The Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.
Loan Participations and Assignments Risk. The lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular assignments or participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.
Prepayment Risk. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.
Insurer Risk. Insured municipal and mortgage- and asset-backed securities typically receive a higher credit rating, allowing the issuer of the securities to pay a lower interest rate. In purchasing such insured securities, the portfolio manager gives consideration to the credit quality of the both the issuer and the insurer. The insurance reduces the credit risk for a particular security by supplementing the creditworthiness of the underlying security and provides an additional source for payment of the principal and interest of a security in the case the original issuer defaults. Certain of the insurance companies that provide insurance for these securities provide insurance for subprime securities. Recently, the value of subprime securities (securities backed by subprime loans or mortgages) has declined and some have defaulted, increasing a bond insurer’s risk of having to make payments to holders of those securities. In addition, some of these insurers have sold insurance, in the form of credit default swaps, on these same securities. Because

Portfolio Summary: SA JPMorgan MFS Core Bond Portfolio
of those risks, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent and be unable to pay in the event the issuer defaults. In either event, the securities insured by such an insurance company may become susceptible to increased risk lower valuations and possible loss.
Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and the Portfolio will also suffer from the inability to invest in higher yielding securities.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Roll Transactions Risk. Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the adviser/subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
Risk of Investing in Sub-Prime Debt Securities. The issuer of a sub-prime debt security may default on its payments of interest or principal on a security when due. These risks are more pronounced in the case of sub-prime debt instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress.
Risks of Investing in Municipal Securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Bloomberg Barclays U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective January 20, 2015, JPMorgan and MFS replaced Pacific Investment Management Company, LLC (“PIMCO”) as subadvisers to the Portfolio. PIMCO subadvised the Portfolio from May 1, 2008 to January 20, 2015. Prior to May 1, 2008, Morgan Stanley Investment Management Inc. subadvised the Portfolio. As of January 31, 2018, JPMorgan and MFS each managed approximately one-half of the Portfolio’s assets. The percentage of the Portfolio’s assets that each subadviser manages may, at the adviser’s discretion, change from time to time.

Performance for periods prior to May 1, 2008 reflects results when the Portfolio was managed as a global high-yield bond portfolio.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 5.88% (quarter ended December 31,

Portfolio Summary: SA JPMorgan MFS Core Bond Portfolio
2008) and the lowest return for a quarter was -3.33% (quarter ended June 30, 2013). The year-to-date calendar return as of March 31, 2018 was -1.34%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	3.94%	1.63%	4.43%
Class 2 Shares	3.78%	1.48%	4.27%
Class 3 Shares	3.61%	1.37%	4.17%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by JPMorgan and MFS.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
JPMorgan
Barbara Miller Managing Director and Lead Portfolio Manager	2015
Peter Simons, CFA Managing Director and Portfolio Manager	2015
Richard Figuly Managing Director and Portfolio Manager	2016
MFS
Joshua P. Marston Investment Officer	2015
Robert D. Persons Investment Officer	2015
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA JPMorgan Mid-Cap Growth Portfolio (formerly, Mid-Cap Growth Portfolio)
Investment Goal

The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.76%	0.76%	0.76%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.80%	0.95%	1.05%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 82	$255	$444	$ 990
Class 2 Shares	97	303	525	1,166
Class 3 Shares	107	334	579	1,283
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period.
The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities.
In managing the Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the subadviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.
The subadviser sells a security for several reasons. The subadviser may sell a security due to a change in the company’s fundamentals. a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the subadviser may also sell a security which the subadviser no longer considers reasonably valued.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.

Portfolio Summary: SA JPMorgan Mid-Cap Growth Portfolio (formerly, Mid-Cap Growth Portfolio)
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Mid-Cap Companies Risk. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Credit Quality Risk. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove

Portfolio Summary: SA JPMorgan Mid-Cap Growth Portfolio (formerly, Mid-Cap Growth Portfolio)
incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
J.P. Morgan Investment Management Inc. (“JPMorgan”) assumed subadvisory duties of the Portfolio on May 1, 2007. Prior to May 1, 2007, Massachusetts Financial Services Company served as subadviser. On May 1, 2007, the management fee rate for the Portfolio increased. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 18.11% (quarter ended March 31, 2012) and the lowest return for a quarter was -26.71% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was 3.69%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	29.63%	16.22%	8.88%
Class 2 Shares	29.49%	16.05%	8.72%
Class 3 Shares	29.33%	15.91%	8.61%
Russell Midcap® Growth Index	25.27%	15.30%	9.10%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by JPMorgan.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Timothy Parton, CFA Managing Director and Lead Portfolio Manager of the U.S. Equity Group	2007
Felise Agranoff, CFA Managing Director and Co-Portfolio Manager of the U.S. Equity Group	2016
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Large Cap Growth Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the S&P 500® Growth Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.30%	0.30%
Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.09%	0.09%
Total Annual Portfolio Operating Expenses	0.39%	0.64%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.04%	-0.04%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.35%	0.60%
[1]	“Other Expenses” for Class 1 and Class 3 are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.35% and 0.60%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years
Class 1 Shares	$36	$121
Class 3 Shares	61	201
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to provide investment results that correspond with the performance of the S&P 500® Growth Index (the “Index”). The Index measures the performance of large-cap U.S. dollar-denominated U.S. equities as determined using three factors: sales growth, the ratio of earnings change to price, and momentum.
The Adviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The Adviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that SunAmerica, the Portfolio’s investment adviser, determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index. The Portfolio will not concentrate, except to

Portfolio Summary: SA Large Cap Growth Index Portfolio
approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio may not always hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the Adviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Timothy Campion Lead Portfolio Manager	2018
Jane Bayar Algieri Co-Portfolio Manager	2018
Andrew Sheridan Co-Portfolio Manager	2018
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Large Cap Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the stocks included in the S&P 500® Composite Stock Price Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.40%	0.40%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.05%
Total Annual Portfolio Operating Expenses	0.44%	0.70%
Fee Waivers and/or Expense Reimbursements[1]	-0.11%	-0.11%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.33%	0.59%
[1]	Pursuant to an Amended and Restated Advisory Fee Waiver Agreement, effective through April 30, 2019, SunAmerica Asset Management, LLC, (“SunAmerica”) is contractually obligated to waive 0.11% of its advisory fee on an annual basis with respect to the Portfolio. This agreement may be modified or discontinued prior to April 30, 2019 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$34	$130	$235	$544
Class 3 Shares	60	213	379	860
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 90% of its net assets in common stocks included in the S&P 500 Composite Stock Price Index (the “Index”). The Index tracks the common stock performance of 500 large-capitalization companies publicly traded in the United States.
SunAmerica primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The Adviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
The Portfolio also may invest up to 10% of its total assets in derivatives such as stock index futures contracts, options on stock indices and options on stock index futures but may exceed the 10% threshold for the limited purpose of managing cash flows. The Portfolio makes these investments to maintain the

Portfolio Summary: SA Large Cap Index Portfolio
liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of the Index and to reduce transaction costs.
Because the Portfolio may not always hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the Adviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the
Portfolio may be more susceptible to general market declines than other Portfolios.
Derivatives Risk. To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Class 3 shares do not have a performance history as of the date of this Prospectus. As a result, the bar chart and table give you a picture of the long-term performance for Class 1 shares of the Portfolio. The performance of Class 3 shares would be substantially similar to Class 1 shares and differ only to the extent that Class 3 shares and Class 1 shares have different expenses. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Portfolio Summary: SA Large Cap Index Portfolio
Effective October 3, 2010, SunAmerica assumed management of the Portfolio. Prior to October 3, 2010, FAF Advisors, Inc. managed the Portfolio.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 15.83% (quarter ended June 30, 2009) and the lowest return for a quarter was -21.85% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was -0.85%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	21.36%	15.23%	7.95%
S&P 500® Index	21.83%	15.79%	8.50%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Timothy Campion Lead Portfolio Manager	2013
Jane Bayar Algieri Co-Portfolio Manager	2015
Andrew Sheridan Co-Portfolio Manager	2013
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Large Cap Value Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the S&P 500® Value Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.30%	0.30%
Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.10%	0.10%
Total Annual Portfolio Operating Expenses	0.40%	0.65%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.05%	-0.05%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.35%	0.60%
[1]	“Other Expenses” for Class 1 and Class 3 are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.35% and 0.60%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years
Class 1 Shares	$36	$123
Class 3 Shares	61	203
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to provide investment results that correspond with the performance of the S&P 500® Value Index (the “Index”). The Index measures the performance of large-cap U.S. dollar-denominated U.S. equities as determined using three factors: the ratios of book value, earnings and sales to price.
The Adviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The Adviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that SunAmerica, the Portfolio’s investment adviser, determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that

Portfolio Summary: SA Large Cap Value Index Portfolio
the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio may not always hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the Adviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Value Investing Risk. SunAmerica’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Timothy Campion Lead Portfolio Manager	2018
Jane Bayar Algieri Co-Portfolio Manager	2018
Andrew Sheridan Co-Portfolio Manager	2018
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Legg Mason BW Large Cap Value Portfolio
Investment Goal

The Portfolio’s investment goal is growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.72%	0.72%	0.72%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.75%	0.90%	1.00%
Fee Waivers and/or Expense Reimbursements[1]	-0.05%	-0.05%	-0.05%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.70%	0.85%	0.95%
[1]	Pursuant to an Advisory Fee Waiver Agreement, effective through April 30, 2019, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its advisory fee with respect to the Portfolio so that the advisory fee payable by the Portfolio to SunAmerica equals 0.67% of average daily net assets. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ended April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$72	$235	$412	$ 926
Class 2 Shares	87	282	494	1,103
Class 3 Shares	97	313	548	1,220
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio’s investment goal is growth of capital. The Portfolio attempts to achieve its goal by, under normal circumstances, investing at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies are those with market capitalizations similar to companies in the Russell 1000® Value Index (the “Index”). As of February 28, 2018, the median market capitalization of a company in the Index was approximately $9.5 billion and the dollar-weighted average market capitalization of the companies in the Index was approximately $126.7 billion. The size of the companies in the Index changes with market conditions and the composition of the Index. The Portfolio may invest in foreign securities, including emerging market securities, either directly or through depositary receipts. The Portfolio holds equity securities of approximately 150-250 companies under normal market conditions.
The subadviser selects securities for the Portfolio that it believes are undervalued or out of favor based primarily on price-to-earnings ratios, price-to-book ratios, price momentum, and share change and quality. The subadviser’s investment process begins by screening for low valuation companies based on their price-to-earnings or price-to-book ratios, and using quantitative analysis to eliminate equity securities that have poor price momentum and high relative share issuance. The subadviser then performs a fundamental analysis on the remaining equity securities to identify and eliminate those securities that it believes will have difficulty outperforming the Index. The subadviser may consider other factors in its selection process.
The subadviser typically sells a security of a company held by the Portfolio when it believes the company is no longer a large

Portfolio Summary: SA Legg Mason BW Large Cap Value Portfolio
capitalization value company, if the company’s fundamentals deteriorate, when an investment opportunity arises that the subadviser believes is more compelling, or to realize gains or limit potential losses.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Brandywine Global Investment Management, LLC (“Brandywine”) assumed subadvisory duties of the Portfolio on

Portfolio Summary: SA Legg Mason BW Large Cap Value Portfolio
September 8, 2015. Prior to September 8, 2015, Davis Selected Advisers, L.P. d/b/a Davis Advisors subadvised the Portfolio.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 21.38% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.73% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was -2.17%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	20.60%	14.84%	7.16%
Class 2 Shares	20.35%	14.66%	7.00%
Class 3 Shares	20.25%	14.55%	6.89%
S&P 500® Index	21.83%	15.79%	8.50%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Brandywine.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Henry F. Otto Managing Director, Portfolio Manager	2015
Steven M. Tonkovich Managing Director, Portfolio Manager	2015
Joseph J. Kirby Portfolio Manager	2015
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Legg Mason Tactical Opportunities Portfolio
Investment Goal

The Portfolio’s investment goals are to seek capital appreciation and income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.70%	0.70%
Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.39%	0.39%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.10%	1.35%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.28%	-0.28%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.82%	1.07%
[1]	“Other Expenses” and Acquired Fund Fees and Expenses” for Class 1 and Class 3 Shares are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.81% and 1.06%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 84	$322	$579	$1,315
Class 3 Shares	109	400	713	1,600
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goals by allocating its assets among a number of different investment strategies (or “sleeves”), each of which is managed by either QS Investors, LLC, the Portfolio’s subadviser (“QS Investors”), or a sub-subadviser that is an affiliate of QS Investors (such affiliates, together with QS Investors, the “subadvisers”). Under normal market conditions, the Portfolio targets an allocation of approximately 70% of its net assets to equity strategies and approximately 30% of its net assets to fixed income strategies, although the Portfolio’s allocation to equity strategies may range from approximately 60%-80% of its net assets and its allocation to fixed income strategies may range from approximately 20%-40% of its net assets. To achieve this +/- 10% deviation from the Portfolio’s target equity/fixed income allocation of 70%/30%,

Portfolio Summary: SA Legg Mason Tactical Opportunities Portfolio
QS Investors intends to tactically adjust its exposure primarily through the use of equity index and fixed income futures.
QS Investors is responsible for determining the allocation of the Portfolio’s assets among the Portfolio’s different subadvisers and sleeves. The Portfolio’s subadvisers and the sleeve(s) that each of them manages is set out in the table below.
Subadviser	Sleeve
QS Investors	Foreign Large Blend
Global Equity
Tactical U.S. Equity – Exchange-Traded Funds (“ETFs”)
U.S. Small Cap Blend
Brandywine Global Investment Management, LLC	U.S. Large-Cap Value
ClearBridge Investments, LLC	Foreign Large Value
U.S. Large-Cap Blend
U.S. Large-Cap Growth
Western Asset Management Company	Intermediate Term Bond
The subadvisers utilize different investment strategies in managing their respective sleeve(s), act independently from one another and use their own methodologies for selecting investments.
The equity securities in which the Portfolio intends to invest, or obtain exposure to, include common stock, preferred stock, rights and warrants, and depositary receipts relating to equity securities. The Portfolio may invest in, or obtain exposure to, equity securities of U.S. and non-U.S. issuers of any market capitalization range. The foreign equity securities in which the Portfolio intends to invest, or obtain exposure to, may be denominated in U.S. dollars or foreign currencies and may be currency hedged or unhedged. The Portfolio may also use ETFs to gain exposure to the applicable asset classes. The Tactical U.S. Equity sleeve employs a strategy of tactically allocating across U.S. equity ETFs of various market capitalizations using a quantitative process.
The fixed income securities in which the Portfolio intends to invest, or obtain exposure to, include corporate debt instruments, U.S. government securities, mortgage-backed securities (specifically collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”)), asset-backed securities (specifically collateralized debt obligations (“CDOs”)), convertible notes, money market instruments and/or cash or cash equivalents. The Portfolio may also utilize U.S. Treasury bond options within the Intermediate Term Bond sleeve for hedging purposes and to adjust the sleeve’s exposure to interest rate risk.
While the Portfolio employs an active, tactical asset allocation strategy, the Portfolio places an emphasis on managing risk relative to its benchmark index, which is comprised of the following: 43% S&P 500® Index, 5% Russell 2000® Index, 22% MSCI EAFE and 30% Bloomberg Barclays US Government/ Credit Bond Index (the “Blended Index”). To manage the Portfolio’s risk relative to the Blended Index, QS Investors intends to tactically adjust the Portfolio’s exposure by making passive index investments through the use of futures and ETFs, if required by the Portfolio’s risk management parameters. These risk management parameters include restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of the Blended Index. Such restrictions may result in the Portfolio having returns that track the Blended Index more consistently and more closely than would otherwise be the case. These restrictions may prevent a significant deviation from the returns of the Blended Index, but may also limit the Portfolio’s ability to outperform the returns of the Blended Index.
The subadvisers may engage in frequent and active trading of portfolio securities.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Asset Allocation Risk. The Portfolio’s ability to achieve its investment goal depends in part on a subadviser’s skill in determining the Portfolio’s investment strategy allocations. Although allocation among different investment strategies

Portfolio Summary: SA Legg Mason Tactical Opportunities Portfolio
generally reduces risk and exposure to any one strategy, the risk remains that a subadviser may favor an investment strategy that performs poorly relative to other investment strategies.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small- and Mid-Cap Companies Risk. Securities of small- and mid-cap companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Convertible Securities Risk. Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall.
Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Portfolio.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.

Portfolio Summary: SA Legg Mason Tactical Opportunities Portfolio
Risks of CDOs. The risks of an investment in a CDO depend largely on the quality and type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to being subject to the risks of securitized instruments generally, CDOs are also subject to additional risks, such as liquidity risk; the risk that distributions from collateral securities will not be adequate to make interest or other payments; and the risk that the collateral may default, decline in value or be downgraded.
Risks of CMBS. CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgage loans. In addition to being subject to the risks of securitized instruments generally, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.
Risks of CMOs. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater credit risk. In the event of default by an issuer of a CMO, the Portfolio will be less likely to receive payments of principal and interest. In addition to being subject to the risks of securitized instruments generally, CMOs may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.
Depositary Receipts Risk.  Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.
Derivatives Risk. To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.
Options Risk. Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying security or reference asset that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the security or reference asset underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.
Leverage Risk. The Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
ETF Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally

Portfolio Summary: SA Legg Mason Tactical Opportunities Portfolio
presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. To the extent that the Portfolio invests in an ETF, the Portfolio will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Portfolio.
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s risks relative to the Blended Index may reduce the risks and hedging costs assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and SunAmerica by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s investment strategy may have the effect of mitigating the financial risks to which the affiliated insurance companies are subject as a result of providing those guaranteed benefits and the hedging costs associated with providing such benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not employ the same risk management constraints.
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by QS Investors along with its affiliates, Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC and Western Asset Management Company.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
QS Investors
Thomas Picciochi, CAIA Head of Multi-Asset Portfolio Management	2017
Ellen Tesler Portfolio Manager	2017
Adam Petryk, CFA Head of Multi-Asset and Solutions	2017
Western Asset Management Company
Stephen Sibley, CFA Portfolio Manager	2017
Eugene Kirkwood Portfolio Manager	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA MFS Blue Chip Growth Portfolio (formerly, Blue Chip Growth Portfolio)
Investment Goal

The Portfolio’s investment goal is capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.67%	0.67%	0.67%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.70%	0.85%	0.95%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$72	$224	$390	$ 871
Class 2 Shares	87	271	471	1,049
Class 3 Shares	97	303	525	1,166
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 66% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.
“Blue chip” companies are firms that are generally well-established in their respective industries in the view of the Portfolio’s subadviser. These companies generally exhibit, in the opinion of the Portfolio’s subadviser, characteristics such as strong management teams, sound financial fundamentals, and a defendable business model.
The Portfolio may invest in foreign securities up to 20% of net assets, including securities of issuers located in emerging markets.
The subadviser uses a bottom-up approach to buying and selling investments for the Portfolio. Investments are selected primarily based on blending fundamental and quantitative research. The subadviser uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The subadviser uses quantitative analysis, including quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors to determine a quantitative rating for an issuer. When the quantitative research is available but the fundamental research is not available, the subadviser considers the issuer to have a neutral fundamental rating. The subadviser then constructs the portfolio considering the blended rating from combining the fundamental rating and the quantitative rating, as well as issuer, industry, and sector weightings, market capitalization, measures of expected volatility of the fund’s return (e.g., predicted beta and predicted tracking error), and other factors. The goal of this process is to construct a portfolio that over time has a consistent level of active risk compared to the Russell 1000® Growth Index.
The subadviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (“growth companies”). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit

Portfolio Summary: SA MFS Blue Chip Growth Portfolio (formerly, Blue Chip Growth Portfolio)
Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Portfolio Summary: SA MFS Blue Chip Growth Portfolio (formerly, Blue Chip Growth Portfolio)
Massachusetts Financial Services Company (“MFS”) assumed subadvisory duties of the Portfolio on October 1, 2013. Prior to October 1, 2013, SunAmerica managed the Portfolio.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 16.93% (quarter ended March 31, 2012) and the lowest return for a quarter was -24.15% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was 1.14%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	27.06%	16.15%	7.66%
Class 2 Shares	26.76%	15.98%	7.50%
Class 3 Shares	26.76%	15.85%	7.40%
Russell 1000® Growth Index	30.21%	17.33%	10.00%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by MFS.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Matthew W. Krummell Investment Officer, Lead Portfolio Manager	2013
James C. Fallon Investment Officer	2015
Jonathan W. Sage Investment Officer	2015
John E. Stocks Investment Officer	2015
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA MFS Massachusetts Investors Trust Portfolio
Investment Goal

The Portfolio’s investment goal is reasonable growth of income and long term growth and appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.68%	0.68%	0.68%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.70%	0.85%	0.95%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$72	$224	$390	$ 871
Class 2 Shares	87	271	471	1,049
Class 3 Shares	97	303	525	1,166
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for such securities. The Portfolio may invest up to 25% of its net assets in foreign securities.
In selecting investments for the Portfolio, the subadviser is not constrained to any particular investment style. The subadviser may invest the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While the Portfolio may invest its assets in companies of any size, the Portfolio primarily invests in companies with large capitalizations.
The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay

Portfolio Summary: SA MFS Massachusetts Investors Trust Portfolio
fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Model Risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the Portfolio having a lower return than if the Portfolio were managed using another model or investment strategy. In addition, the investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Portfolio Summary: SA MFS Massachusetts Investors Trust Portfolio
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 14.88% (quarter ended September 30, 2009) and the lowest return for a quarter was -20.15% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was -0.37%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	23.40%	14.44%	8.13%
Class 2 Shares	23.25%	14.28%	7.97%
Class 3 Shares	23.10%	14.17%	7.86%
S&P 500® Index	21.83%	15.79%	8.50%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Massachusetts Financial Services Company.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
T. Kevin Beatty Chief Investment Officer – Global Equity	2004
Edward M. Maloney Investment Officer	2012
Alison O’Neill Mackey Investment Officer	2018
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA MFS Telecom Utility Portfolio (formerly, Telecom Utility Portfolio)
Investment Goal

The Portfolio’s investment goal is total return.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.75%	0.75%	0.75%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.22%	0.22%	0.22%
Total Annual Portfolio Operating Expenses	0.97%	1.12%	1.22%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 99	$309	$536	$1,190
Class 2 Shares	114	356	617	1,363
Class 3 Shares	124	387	670	1,477
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in securities of utility companies. The subadviser considers a company to be a utilities company if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities. Utility companies may include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and companies engaged in telecommunications, including telephone, cellular telephone, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting). The Portfolio intends, under normal circumstances, to invest in both telecommunications companies and other utility companies.
Total return is a measure of performance which combines all elements of return including income and capital gain or loss.
The Portfolio primarily invests in equity securities (i.e., common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for such securities), but may also invest in debt instruments (i.e., corporate bonds), including below investment grade debt instruments (commonly referred to as “high yield securities” or “junk bonds”), which are considered speculative. The Portfolio may invest in companies of any size. The Portfolio may invest in U.S. and foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Portfolio may use derivatives, such as forward currency exchange contracts, futures, options and swaps, to increase or decrease currency exposure.
The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings

Portfolio Summary: SA MFS Telecom Utility Portfolio (formerly, Telecom Utility Portfolio)
momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Utility and Telecommunications Industry Risk. Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.
Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.
Securities of companies in the same or related industries can react similarly to market, economic, political, regulatory, and geopolitical conditions. As a result, the Portfolio’s performance could be more volatile than the performance of more broadly-diversified funds.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Portfolio Summary: SA MFS Telecom Utility Portfolio (formerly, Telecom Utility Portfolio)
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.
Risk of Investing in Junk Bonds. A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Country, Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.
Credit Quality Risk. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Derivatives Risk. To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Portfolio is exposed to credit quality risk of the counterparty.
Forward Currency Contracts Risk. The use of forward contracts involves the risk of mismatching the Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.
Model Risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the Portfolio having a lower return than if the Portfolio were managed using another model or investment strategy. In addition, the investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or

Portfolio Summary: SA MFS Telecom Utility Portfolio (formerly, Telecom Utility Portfolio)
heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, S&P Utility Index and S&P Telecommunication Services Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective May 1, 2007, Massachusetts Financial Services Company (“MFS”) assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Investment Management of Pennsylvania served as subadviser.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 20.11% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.98% (quarter ended September 30, 2008). The year-to-date calendar return as of March 31, 2018 was -2.24%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	15.02%	8.57%	5.50%
Class 2 Shares	14.79%	8.41%	5.34%
Class 3 Shares	14.78%	8.32%	5.24%
S&P 500® Index	21.83%	15.79%	8.50%
S&P Telecommunication Services Index	-1.18%	7.65%	5.06%
S&P Utility Index	12.07%	12.60%	6.31%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by MFS.

Portfolio Summary: SA MFS Telecom Utility Portfolio (formerly, Telecom Utility Portfolio)
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Maura A. Shaughnessy Investment Officer	2007
Claud P. Davis Investment Officer	2014
Scott Walker Investment Officer	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA MFS Total Return Portfolio
Investment Goal

The Portfolio’s investment goal is reasonable current income, long term capital growth and conservation of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.65%	0.65%	0.65%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.70%	0.85%	0.95%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$72	$224	$390	$ 871
Class 2 Shares	87	271	471	1,049
Class 3 Shares	97	303	525	1,166
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio will invest between 40% and 75% of its assets in equity securities (i.e., common stocks, preferred stocks, securities convertible into stocks, and depository receipts for such securities) and at least 25% of its assets in fixed income senior securities. The Portfolio’s investments in fixed income securities may include, but are not limited to, corporate bonds, U.S. Government securities, mortgage- and asset-backed securities and foreign government securities. The Portfolio may invest in foreign securities (up to 25% of net assets).
Of the Portfolio’s investments in equity securities, the subadviser focuses on investing in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. While the Portfolio may invest the equity portion of its assets in companies of any size, the Portfolio primarily invests in companies with large capitalizations. Generally, substantially all of the Portfolio’s investments in debt instruments are investment grade.
The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security are used by certain of the Portfolio’s equity securities portfolio managers and may also be considered by the Portfolio’s other equity securities portfolio managers, and, with respect to the structure of debt instruments, may be considered by the Portfolio’s debt instruments portfolio managers.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.

Portfolio Summary: SA MFS Total Return Portfolio
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and the Portfolio will also suffer from the inability to invest in higher yielding securities.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Portfolio Summary: SA MFS Total Return Portfolio
Model Risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the Portfolio having a lower return than if the Portfolio were managed using another model or investment strategy. In addition, the investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index and a blended index. The blended index consists of 40% Bloomberg Barclays U.S. Aggregate Bond Index and 60% S& P 500® Index (the “Blended Index”). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 11.60% (quarter ended June 30, 2009) and the lowest return for a quarter was -11.98% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was -2.16%.

Portfolio Summary: SA MFS Total Return Portfolio
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	12.23%	9.47%	6.13%
Class 2 Shares	12.04%	9.31%	5.98%
Class 3 Shares	11.94%	9.20%	5.87%
Blended Index	14.21%	10.25%	6.98%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
S&P 500® Index	21.83%	15.79%	8.50%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Massachusetts Financial Services Company.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Brooks A. Taylor Investment Officer, Lead Portfolio Manager	2004
Nevin P. Chitkara Investment Officer	2006
William P. Douglas[1] Investment Officer	2005
Steven R. Gorham Investment Officer	2003
Richard O. Hawkins[2] Investment Officer	2005
Joshua P. Marston Investment Officer	2008
Robert D. Persons Investment Officer	2017
Jonathan W. Sage Investment Officer	2013
[1]	William P Douglas will no longer manage the Portfolio as of June 30, 2018.
[2]	Richard O. Hawkins will no longer manage the Portfolio as of June 30, 2018.
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Mid Cap Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the S&P MidCap 400® Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.30%	0.30%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.42%	0.67%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.02%	-0.02%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.40%	0.65%
[1]	“Other Expenses” for Class 3 Shares are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.40% and 0.65%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019 only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$41	$133	$233	$528
Class 3 Shares	66	212	371	833
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to provide investment results that correspond with the performance of the S&P MidCap 400® Index (the “Index”). The Index is a capitalization-weighted index designed to measure the performance of mid-sized companies in the United States.
The Adviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The Adviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that SunAmerica, the Portfolio’s investment adviser, determines have economic characteristics that are comparable

Portfolio Summary: SA Mid Cap Index Portfolio
to the economic characteristics of securities included in the Index. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio may not always hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the Adviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Medium Sized Companies Risk. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.
REIT (Real Estate Investment Trusts) Risk. The Portfolio may invest in REITs. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code of 1986, as amended (the “Code”) requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks. The Portfolio will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the Portfolio. REITs may be leveraged, which increases risk. In addition, recent legislation permits a direct
REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, but does not permit a regulated investment company paying dividends attributable to such income to pass through this special treatment to its shareholders. Unless future legislation or regulation provides for a pass-through, investors in such a regulated investment company will treat such distributions as ordinary dividend income, as under prior law, whereas a direct REIT investor would benefit from the special treatment.
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.

Portfolio Summary: SA Mid Cap Index Portfolio
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Timothy Campion Lead Portfolio Manager	2017
Andrew Sheridan Co-Portfolio Manager	2017
Jane Bayar Algieri Co-Portfolio Manager	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Morgan Stanley International Equities Portfolio (formerly, International Diversified Equities Portfolio)
Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.82%	0.82%	0.82%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.87%	1.02%	1.12%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 89	$278	$482	$1,073
Class 2 Shares	104	325	563	1,248
Class 3 Shares	114	356	617	1,363
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to maintain a diversified portfolio of equity securities of non-U.S. issuers based on fundamental analysis and individual stock selection. The Portfolio emphasizes a bottom-up approach to investing that seeks to identify attractive businesses that it believes are undervalued. The Portfolio focuses on developed markets, but may invest in emerging markets. Under normal market conditions, the Portfolio will hold investments in a number of different countries outside the United States.
In assessing investment opportunities, the Portfolio typically looks for companies with strong market positions or competitive advantages that have the potential to generate more resilient returns, which the Portfolio believes may underpin compounding shareholder wealth. The Portfolio also seeks experienced company management teams that have a history of disciplined capital allocation. The Portfolio considers value criteria with an emphasis on cash flow-based metrics and seeks to determine the intrinsic value of the company. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. The Portfolio generally considers selling a portfolio holding when it determines that the holding has reached its intrinsic value target or if the investment thesis for the holding has deteriorated.
Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities. The Portfolio’s equity investments may include convertible securities.
The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Derivative instruments used by the Portfolio will be counted toward the Portfolio’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.

Portfolio Summary: SA Morgan Stanley International Equities Portfolio (formerly, International Diversified Equities Portfolio)
The following is a summary of the principal risks of investing in the Portfolio.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Derivatives Risk. To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.
Forward Currency Contracts Risk. The use of forward contracts involves the risk of mismatching the Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Illiquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons,

Portfolio Summary: SA Morgan Stanley International Equities Portfolio (formerly, International Diversified Equities Portfolio)
including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI EAFE Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 26.03% (quarter ended June 30, 2009) and the lowest return for a quarter was -20.32% (quarter ended September 30, 2011). The year-to-date calendar return as of March 31, 2018 was -1.47%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	24.98%	6.29%	1.44%
Class 2 Shares	24.91%	6.14%	1.29%
Class 3 Shares	24.75%	6.03%	1.19%
MSCI EAFE® Index (net)	25.03%	7.90%	1.94%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Morgan Stanley Investment Management Inc. (“MSIM Inc.”). MSIM Inc. has entered into an agreement whereby it may delegate certain of its investment advisory services to Morgan Stanley Investment Management Limited, an affiliated investment adviser.

Portfolio Summary: SA Morgan Stanley International Equities Portfolio (formerly, International Diversified Equities Portfolio)
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
William D. Lock Managing Director of Morgan Stanley Investment Management Limited and Portfolio Manager	2014
Bruno Paulson Managing Director of Morgan Stanley Investment Management Limited and Portfolio Manager	2014
Vladimir A. Demine Executive Director of Morgan Stanley Investment Management Limited and Portfolio Manager	2014
Marcus Watson Vice President of Morgan Stanley Investment Management Limited and Portfolio Manager	2014
Dirk Hoffmann-Becking Executive Director of Morgan Stanley Investment Management Company and Portfolio Manager	2014
Nic Sochovsky Executive Director of Morgan Stanley Investment Management Limited and Portfolio Manager	2016
Alex Gabriele Executive Director of Morgan Stanley Investment Management Limited and Portfolio Manager	2017
Richard Perrott Vice President of Morgan Stanley Investment Management Limited and Portfolio Manager	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Oppenheimer Main Street Large Cap Portfolio (formerly, Equity Opportunities Portfolio)
Investment Goal

The Portfolio’s investment goal is long term capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.73%	0.73%	0.73%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.77%	0.92%	1.02%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 79	$246	$428	$ 954
Class 2 Shares	94	293	509	1,131
Class 3 Shares	104	325	563	1,248
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long-term. The Portfolio generally invests in common stocks of U.S. companies of any market capitalization range though the Portfolio will focus mainly on large capitalization companies. Other types of equity securities in which the Portfolio may invest include preferred stocks, warrants and rights. The Portfolio may also invest in foreign investments, including emerging markets.
The subadviser uses fundamental research and quantitative models to select securities for the Portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:
•	Fundamental analysis of issuers regarding factors such as financial performance, position in their industry, the strength of their business model and their management;
•	Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further research. A number of company-specific factors are analyzed in constructing the models, including valuation, price momentum and company fundamentals; and
The Portfolio aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. In addition, the subadviser uses the following sell criteria:
•	the stock price is approaching its target,
•	the company’s competitive position deteriorates,
•	poor execution by the company’s management, or
•	more attractive alternative investment ideas have been identified.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock

Portfolio Summary: SA Oppenheimer Main Street Large Cap Portfolio (formerly, Equity Opportunities Portfolio)
prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Model Risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the Portfolio having a lower return than if the Portfolio were managed using another model or investment strategy. In addition, the investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.
Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be

Portfolio Summary: SA Oppenheimer Main Street Large Cap Portfolio (formerly, Equity Opportunities Portfolio)
required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective May 1, 2007, OppenheimerFunds, Inc. (“Oppenheimer”) assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Management of Pennsylvania served as subadviser. Also, effective May 1, 2007, the management fee rate for the Portfolio increased. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 23.87% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.60% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was -3.17%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	16.89%	14.26%	8.02%
Class 2 Shares	16.69%	14.09%	7.86%
Class 3 Shares	16.54%	13.97%	7.75%
Russell 1000® Index	21.69%	15.71%	8.59%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Oppenheimer.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Manind Govil, CFA Senior Vice President and Lead Portfolio Manager	2009
Paul Larson Vice President and Co-Portfolio Manager	2014
Benjamin Ram Vice President and Co-Portfolio Manager	2009
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA PIMCO VCP Tactical Balanced Portfolio (formerly, VCP Total Return BalancedSM Portfolio)
Investment Goal

The Portfolio’s investment goal is to seek capital appreciation and income while managing portfolio volatility.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.86%	0.86%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.89%	1.14%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 91	$284	$493	$1,096
Class 3 Shares	116	362	628	1,386
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 458% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its investment goal by investing in a combination of fixed income instruments and derivatives. Under normal circumstances, the Portfolio will invest at least 25% of its total assets in fixed income instruments. For this purpose, “fixed income instruments” include bonds, debt securities and similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may also use forward contracts or derivatives such as options, futures contracts, or swap agreements that have economic characteristics similar to the securities mentioned above. In addition, the subadviser employs a “VCP” (Volatility Control Portfolio) risk management process intended to manage the volatility of the Portfolio’s annual returns.
The Portfolio targets an allocation of approximately 60% of its net assets to a component that gains exposure to equity markets primarily by investing in exchange-traded futures contracts and equity swaps (the “equity component”) and approximately 40% of net assets to a fixed income component. The Portfolio’s investments in the equity component will be used in part to manage the Portfolio’s volatility. Volatility is a statistical measure of the frequency and level of changes in the Portfolio’s returns over time without regard to the direction of those changes. Volatility may result from rapid or dramatic price swings and is not a measure of investment performance.
In the equity component, the subadviser gains exposure to a blend of equity indices primarily by investing in exchange-traded future contracts and equity swaps, but may also purchase other derivative instruments. Under normal market conditions, the target allocations for equity exposure in the equity component as a percent of net portfolio assets will be:
U.S. Large- and Mid-Cap Equity:	40%
Foreign Equity:	15%
U.S. Small-Cap Equity:	5%
Since these derivatives can be purchased with a fraction of the assets needed to purchase the securities that comprise the indices directly, the remainder of the equity component’s assets may be invested in short-term fixed income instruments, including, but not limited to, U.S. Treasuries and agencies, mortgage-backed securities, corporate bonds, floating rate instruments and non-U.S. fixed income securities. The subadviser will actively manage the fixed income instruments in the equity component of the Portfolio with a view toward enhancing the Portfolio’s total return as compared to unmanaged blended equity indices.
The subadviser may increase or decrease the equity component’s net equity exposure to manage the Portfolio’s volatility. Under normal conditions, the Portfolio targets an approximate 10% annualized volatility level for the Portfolio’s returns over time. The subadviser monitors the Portfolio’s forecasted volatility on a daily basis but will generally not take

Portfolio Summary: SA PIMCO VCP Tactical Balanced Portfolio (formerly, VCP Total Return BalancedSM Portfolio)
action to manage the Portfolio’s net equity exposure if the forecasted volatility is near the target. In more volatile market environments, the subadviser may decrease the equity component’s net equity exposure to attempt to reduce volatility. When market volatility is low, the subadviser may increase the equity component’s net equity exposure to attempt to enhance returns. The subadviser adjusts the equity component’s net equity exposure primarily by increasing or decreasing the exposure to U.S. large- and mid-cap equities. The subadviser will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the Portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns. There can be no assurance that investment decisions made in seeking to manage the Portfolio’s volatility will achieve the desired results.
The Portfolio’s net equity exposure is primarily adjusted through the use of derivatives, such as futures contracts, equity index swaps and equity options. The subadviser may reduce the Portfolio’s net equity exposure to approximately 25% of net assets or may increase the Portfolio’s net equity exposure to approximately 80% of net assets. These limits may prevent the Portfolio from achieving its target volatility. When the Portfolio engages in derivatives transactions to increase the Portfolio’s net equity exposure, it is using derivatives for speculative purposes and may use leverage.
The subadviser manages the portion of the Portfolio allocated to the fixed income component using a total return strategy that attempts to outperform the Bloomberg Barclays U.S. Aggregate Bond Index. The fixed income component will invest primarily in investment grade debt securities, but may also invest in securities with lower ratings (commonly known as “junk bonds”), which are considered speculative. The subadviser will seek to outperform the index by managing the Portfolio’s duration, issue selection, sector exposure, and other factors relative to the index. The target exposure to the fixed income component is determined without regard to the level of the Portfolio’s net equity exposure.
The Portfolio may invest up to 15% of its total assets in fixed income instruments of issuers based in countries with developing (or “emerging market”) economies. The Portfolio may invest up to 30% of its total assets in fixed income instruments denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated fixed income instruments of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.
The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
The Portfolio may also invest in short sales. The subadviser may use active trading to achieve its objective.
The Portfolio uses derivative instruments as part of its investment strategies. Generally, derivatives are financial contracts whose value depend upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). The subadviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed.
Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)” and the “Glossary” under “Risk Terminology” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its investment goal, which are not described here.

Portfolio Summary: SA PIMCO VCP Tactical Balanced Portfolio (formerly, VCP Total Return BalancedSM Portfolio)
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The Portfolio may be exposed to emerging market risks directly (through investments in emerging market issuers) or indirectly (through certain futures contracts and other derivatives whose value is based on emerging market indices or securities).
Equity Securities Risk. This is the risk that stock prices will fall over short or extended periods of time. The Portfolio is indirectly exposed to this risk through its investments in futures contracts and other derivatives. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.
Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and the Portfolio will also suffer from the inability to invest in higher yielding securities.
Floating Rate Securities Risk. Floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The absence of an active market for these securities could make it difficult for a Portfolio to dispose of them if the issuer defaults.
Foreign Investment Risk. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened

Portfolio Summary: SA PIMCO VCP Tactical Balanced Portfolio (formerly, VCP Total Return BalancedSM Portfolio)
for emerging markets issuers. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.
Illiquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Large-Cap Companies Risk. The Portfolio is indirectly exposed to the risks associated with large-cap companies through its investments in derivatives. Large-cap companies tend to go in and out of favor based on market and economic conditions.
Leverage Risk. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments. The Portfolio may also engage in other transactions that expose it to leverage risk. Such transactions may include, among others, reverse repurchase agreements and the use of when-issued, delayed delivery or forward commitment transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Portfolio Summary: SA PIMCO VCP Tactical Balanced Portfolio (formerly, VCP Total Return BalancedSM Portfolio)
Prepayment Risk. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and the adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Roll Transactions Risk. Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the adviser/subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.
Short Sales Risk. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
Small- and Mid-Cap Companies Risk. The Portfolio is indirectly exposed to the risks associated with small- and mid-cap companies through its investments in futures and other derivatives. It may be difficult to obtain reliable information and financial data about these companies. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies. In addition, small- and mid-cap companies may be traded in OTC markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; these securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Volatility Management Risk. There can be no assurance that investment decisions made in seeking to manage portfolio volatility will be successful. In addition, the minimum and maximum equity exposure limits may prevent the subadviser from fully managing portfolio volatility in certain market environments. The Portfolio’s performance may be lower than similar portfolios that do not seek to manage volatility. If the subadviser increases the Portfolio’s net equity exposure and equity markets decline, the Portfolio may underperform traditional or static allocation funds. Likewise, if the subadviser reduces the Portfolio’s net equity exposure and equity markets rise, the Portfolio may also underperform. The Portfolio is also subject to the risk that the subadviser may be prevented from trading certain derivatives effectively or in a timely manner.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500®Index, the MSCI EAFE Index (net), the Russell 2000®Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and a blended index. The blended index consists of 40% S&P 500®Index, 15% MSCI EAFE Index (net), 5% Russell 2000®Index and 40% Bloomberg Barclays U.S. Aggregate

Portfolio Summary: SA PIMCO VCP Tactical Balanced Portfolio (formerly, VCP Total Return BalancedSM Portfolio)
Bond Index (the “Blended Index”). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)
During the 4-year period shown in the bar chart, the highest return for a quarter was 4.50% (quarter ended March 31, 2017) and the lowest return for a quarter was -5.83% (quarter ended September 30, 2015). The year-to-date calendar return as of March 31, 2018 was -1.87%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	Since Inception (9-26-16)	Since Inception (5-1-13)
Class 1 Shares	16.52%	13.24%	N/A
Class 3 Shares	16.18%	N/A	7.22%
Blended Index	14.33%	11.77%	8.04%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	0.41%	2.06%
MSCI EAFE® Index (net)	25.03%	18.00%	6.17%
Russell 2000® Index	14.65%	18.97%	12.45%
S&P 500® Index	21.83%	20.61%	14.04%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Pacific Investment Management Company, LLC.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Josh Davis, PhD. Executive Vice President, Portfolio Manager — Equity/Vol Management	2013
Josh Thimons Managing Director, Portfolio Manager — Fixed Income	2013
Sudi N. Mariappa Managing Director, Portfolio Manager — Fixed Income	2016
Graham A. Rennison Senior Vice President, Portfolio Manager — Equity Vol Management	2016
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA PineBridge High-Yield Bond Portfolio (formerly, High-Yield Bond Portfolio)
Investment Goal

The Portfolio’s investment goal is high current income and, secondarily, capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.61%	0.61%	0.61%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.65%	0.80%	0.90%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$66	$208	$362	$ 810
Class 2 Shares	82	255	444	990
Class 3 Shares	92	287	498	1,108
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 99% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on “B” rated high-yield securities.
In addition to junk bonds, the Portfolio may invest in other fixed income securities, primarily loans, convertible bonds, preferred stocks and zero coupon and deferred interest bonds. To a lesser extent, the Portfolio also may invest in U.S. government securities, investment grade bonds and pay-in-kind bonds. The Portfolio may invest in foreign securities and may make short-term investments.
The Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Risk of Investing in Junk Bonds. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Credit Quality Risk. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with

Portfolio Summary: SA PineBridge High-Yield Bond Portfolio (formerly, High-Yield Bond Portfolio)
low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Loan Risk. Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the BofA Merrill Lynch High Yield Master II Index. Fees and

Portfolio Summary: SA PineBridge High-Yield Bond Portfolio (formerly, High-Yield Bond Portfolio)
expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 17.81% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.09% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was -1.22%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	9.61%	6.20%	6.17%
Class 2 Shares	9.63%	6.05%	6.01%
Class 3 Shares	9.56%	5.96%	5.91%
ICE BofA Merrill Lynch High Yield Master II Index	7.48%	5.80%	7.89%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by PineBridge Investments, LLC.
Portfolio Manager
Name and Title	Portfolio Manager of the Portfolio Since
John Yovanovic, CFA Managing Director and Head of High Yield Portfolio Management	2007
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Putnam International Growth and Income Portfolio (formerly, International Growth and Income Portfolio)
Investment Goal

The Portfolio’s investment goal is growth of capital and, secondarily, current income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.94%	0.94%	0.94%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.06%	0.06%	0.06%
Total Annual Portfolio Operating Expenses	1.00%	1.15%	1.25%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$102	$318	$552	$1,225
Class 2 Shares	117	365	633	1,398
Class 3 Shares	127	397	686	1,511
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common stocks of companies outside the U.S. that the subadviser considers undervalued by the market and that the subadviser believes offer a potential for income. The Portfolio primarily invests in large cap foreign stocks and will also invest in mid-cap foreign stocks. A portion of the Portfolio’s foreign investments may be in securities of issuers located in emerging markets.
The Portfolio will invest mainly in value stocks. Value stocks are those that the subadviser believes are currently undervalued by the market.
In addition, the Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater

Portfolio Summary: SA Putnam International Growth and Income Portfolio (formerly, International Growth and Income Portfolio)
sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Mid-Cap Companies Risk. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Risk of Investing in Junk Bonds. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Credit Quality Risk. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Credit Risk. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI EAFE Value Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)

Portfolio Summary: SA Putnam International Growth and Income Portfolio (formerly, International Growth and Income Portfolio)
During the 10-year period shown in the bar chart, the highest return for a quarter was 24.10% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.70% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was -1.43%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	24.61%	6.56%	0.62%
Class 2 Shares	24.30%	6.39%	0.46%
Class 3 Shares	24.25%	6.29%	0.36%
MSCI EAFE Value Index (net)	21.44%	6.95%	1.15%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Putnam Investment Management, LLC.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Darren Jaroch Portfolio Manager	2009
Karan Sodhi Assistant Portfolio Manager	2012
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Schroders VCP Global Allocation Portfolio
Investment Goal

The Portfolio’s investment goal is to seek capital appreciation and income while managing portfolio volatility.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.84%	0.84%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements[1,2]	0.94%	1.19%
Fee Waivers and/or Expense Reimbursements[1]	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.94%	1.19%
[1]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses exceed 0.90% and 1.15% of the average daily net assets of the Portfolio’s Class 1 and Class 3 shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019 only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
[2]	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 96	$300	$520	$1,155
Class 3 Shares	121	378	654	1,443
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 108% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its investment goal through flexible asset allocation driven by tactical and thematic ideas. The Portfolio obtains broad exposure to equity, fixed income and currency asset classes by investing in securities, exchange-traded funds (“ETFs”) and derivatives that provide exposure to these asset classes. The Portfolio invests in, or obtains exposure to, equity and fixed income securities of both U.S. and foreign corporate and governmental issuers, including emerging market issuers. The Portfolio normally invests in, or obtains exposure to, investments in a number of different countries around the world. In addition, the subadviser employs a “VCP” (Volatility Control Portfolio) risk management process intended to manage the volatility level of the Portfolio’s annual returns.
Under normal market conditions, the Portfolio targets an allocation of approximately 60% of its net assets to equity exposure and approximately 40% of its net assets to fixed income exposure, although the Portfolio’s equity exposure may range from approximately 50-70% of its net assets and its fixed income exposure may range from approximately 20-50% of its

Portfolio Summary: SA Schroders VCP Global Allocation Portfolio
net assets. The Portfolio’s overall net equity exposure may be reduced to less than 50% through the volatility control process described below. The subadviser makes use of fundamental macro research and proprietary asset allocation models to aid the asset allocation decision making process. By adjusting investment exposures among the various asset classes in the Portfolio, the subadviser seeks to reduce overall portfolio volatility and mitigate the effects of extreme market environments, while continuing to pursue the Portfolio’s investment goal.
The equity securities in which the Portfolio intends to invest, or obtain exposure to, include common and preferred stocks, warrants and convertible securities. The Portfolio may invest in, or obtain exposure to, equity securities of companies of any market capitalization; however, the Portfolio’s investments in small- and mid-capitalization companies will be limited to 10% of its net assets. The foreign equity securities in which the Portfolio intends to invest, or obtain exposure to, may be denominated in U.S. dollars or foreign currencies and may be currency hedged or unhedged. The Portfolio will limit its investments in equity securities of emerging market issuers to 10% of its net assets.
The Portfolio’s fixed income exposure will be obtained through investment in, or exposure to, a range of fixed income instruments, including U.S. corporate debt securities, U.S. Government securities, foreign sovereign debt and supranational debt. The Portfolio may also invest in or obtain exposure to, other fixed income securities, including mortgage-backed and asset-backed securities, collateralized debt obligations, municipal securities, variable and floating rate obligations, zero coupon bonds, and TIPS.
The Portfolio may make substantial use of derivatives. The subadviser may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over-the-counter derivatives, such as futures contracts, currency forwards, interest rate swaps, total return swaps, credit default swaps, inflation swaps, options (puts and calls) purchased or sold by the Portfolio, and structured notes. The Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics.
The Portfolio incorporates a volatility control process that seeks to limit the volatility of the Portfolio to 10%. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns over time without regard to the direction of those changes. The subadviser may use a variety of equity and fixed income futures and currency forwards as the principal tools to implement the volatility management strategy. In addition, the subadviser will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns.
Volatility is not a measure of investment performance. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target maximum level.
The Portfolio’s target maximum volatility level of 10% is not a total return performance target. The Portfolio does not expect its total return performance to be within any specified target range. It is possible for the Portfolio to maintain its volatility at or under its target maximum volatility level while having negative performance returns. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets, may expose the Portfolio to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)” and the “Glossary” under “Risk Terminology” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. These risks include those associated with direct investments in securities and in the securities underlying the ETFs or derivatives in which the Portfolio may invest.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed

Portfolio Summary: SA Schroders VCP Global Allocation Portfolio
security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Convertible Securities Risk. The value of convertible securities may be affected by market interest rate fluctuations, credit risk and the value of the underlying common stock into which these securities may be converted. Issuers may have the right to buy back or “call” certain convertible securities at a time unfavorable to the Portfolio.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Credit Risk. The risk that an issuer will default on interest or principal payments. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the
Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Equity Securities Risk. This is the risk that stock prices will fall over short or extended periods of time. The Portfolio is indirectly exposed to this risk through its investments in futures contracts and other derivatives. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.
ETF Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. To the extent that the Portfolio invests in an ETF, the Portfolio will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Portfolio.
Floating Rate Securities Risk. Floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not

Portfolio Summary: SA Schroders VCP Global Allocation Portfolio
rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The absence of an active market for these securities could make it difficult for a Portfolio to dispose of them if the issuer defaults.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option, futures contract or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.
Illiquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and

Portfolio Summary: SA Schroders VCP Global Allocation Portfolio
may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Prepayment Risk. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.
Regulatory Risk. Derivative contracts, including, without limitation, futures, swaps and currency forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. With respect to swaps, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter swaps with the Portfolio. Shares of investment companies (other than money market funds) may not be posted as collateral under these regulations. The additional requirements for posting of initial margin in connection with over-the-counter swaps will be phased-in through 2020. In addition, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, along with additional regulations under the Dodd-Frank Act regarding clearing and mandatory trading and trade reporting of derivatives, generally have increased the costs of trading in these instruments and, as a result, may affect returns to investors in the Portfolio.
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and the adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies. In addition, small- and mid-cap companies may be traded in OTC markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; these securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Portfolio Summary: SA Schroders VCP Global Allocation Portfolio
Volatility Management Risk. The risk that the subadviser’s strategy for managing portfolio volatility may not produce the desired result or that the subadviser is unable to trade certain derivatives effectively or in a timely manner. In addition, the minimum and maximum equity exposure limits may prevent the subadviser from fully managing portfolio volatility in certain market environments. There can be no guarantee that the Portfolio’s volatility will be below its target maximum level. Additionally, the volatility control process will not ensure that the Portfolio will deliver competitive returns. The use of derivatives in connection with the Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets and may expose the Portfolio to costs to which it would otherwise not have been exposed. The Portfolio’s managed volatility strategy may result in the Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The Portfolio’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The subadviser uses a proprietary system to help it estimate the Portfolio’s expected volatility. The proprietary system used by the subadviser may perform differently than expected and may negatively affect performance and the ability of the Portfolio to maintain its volatility at or below its target maximum volatility level for various reasons, including errors in using or building the system, technical issues implementing the system, data issues and various nonquantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI World Index (net), the Bloomberg Barclays U.S. Corporate Investment Grade Index, and a blended index. The blended index consists of 60% MSCI World Index (net) and 40% Bloomberg Barclays U.S. Corporate Investment
Grade Index (the “Blended Index”). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)
During the 1-year period shown in the bar chart, the highest return for a quarter was (quarter ended ) and the lowest return for a quarter was (quarter ended ). The year-to-date calendar return as of March 31, 2018 was -1.89%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	Since Inception (9-26-16)	Since Inception (1-25-16)
Class 1 Shares	13.31%	11.44%	N/A
Class 3 Shares	13.14%	N/A	11.84%
MSCI World Index (net)	22.40%	18.91%	19.99%
Blended Index	15.77%	12.21%	14.44%
Bloomberg Barclays U.S. Corporate Investment Grade Index	6.42%	2.73%	6.48%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.

Portfolio Summary: SA Schroders VCP Global Allocation Portfolio
The Portfolio is subadvised by Schroder Investment Management North America Inc., along with its affiliate, Schroder Investment Management North America Ltd.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Johanna Kyrklund, CFA Global Head of Multi-Asset Investments	2016
Michael Hodgson, PhD Head of Risk Managed Investments & Structuring	2016
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Small Cap Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the Russell 2000® Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.35%	0.35%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.21%	0.21%
Total Annual Portfolio Operating Expenses	0.56%	0.81%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.11%	-0.11%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.45%	0.70%
[1]	“Other Expenses” for Class 3 Shares are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.45% and 0.70%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019 only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$46	$168	$302	$691
Class 3 Shares	72	248	439	991
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to provide investment results that correspond with the performance of the Russell 2000® Index (the “Index”). The Index measures the performance of small-capitalization companies in the United States. It is a subset of the Russell 3000® Index, which comprises the 3,000 largest U.S. companies based on total market capitalization.
The Adviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The Adviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that SunAmerica, the Portfolio’s investment adviser, determines have economic characteristics that are comparable

Portfolio Summary: SA Small Cap Index Portfolio
to the economic characteristics of securities included in the Index. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio may not always hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the Adviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Small Sized Companies Risk. Securities of small-cap companies are usually more volatile and entail greater risks than securities of large companies.
REIT (Real Estate Investment Trusts) Risk. The Portfolio may invest in REITs. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code of 1986, as amended (the “Code”) requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks. The Portfolio will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the Portfolio. REITs may be leveraged, which increases risk. In addition, recent legislation permits a direct
REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, but does not permit a regulated investment company paying dividends attributable to such income to pass through this special treatment to its shareholders. Unless future legislation or regulation provides for a pass-through, investors in such a regulated investment company will treat such distributions as ordinary dividend income, as under prior law, whereas a direct REIT investor would benefit from the special treatment.
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.

Portfolio Summary: SA Small Cap Index Portfolio
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Timothy Campion Lead Portfolio Manager	2017
Andrew Sheridan Co-Portfolio Manager	2017
Jane Bayar Algieri Co-Portfolio Manager	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA T. Rowe Price Asset Allocation Growth Portfolio
Investment Goal

The Portfolio’s investment goal is to seek capital appreciation and income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.70%	0.70%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.37%	0.37%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.07%	1.32%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.26%	-0.26%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.81%	1.06%
[1]	“Other Expenses” for Class 1 and Class 3 Shares are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.81% and 1.06%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/ or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 83	$315	$565	$1,282
Class 3 Shares	108	393	699	1,568
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

Under normal market conditions, the Portfolio targets an allocation of approximately 80% of its net assets to equity strategies and approximately 20% of its net assets to fixed income strategies, although the Portfolio’s allocation to equity strategies may range from approximately 70%-90% of its net assets and its allocation to fixed income strategies may range from approximately 10%-30% of its net assets.
When deciding upon overall allocations between stocks and fixed income securities, T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Portfolio’s subadviser, may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth

Portfolio Summary: SA T. Rowe Price Asset Allocation Growth Portfolio
is expected, the subadviser may favor stocks. The fixed income securities in which the Portfolio intends to invest are primarily investment grade and are chosen from across the entire government and corporate markets. Maturities generally reflect the subadviser’s outlook for interest rates.
When selecting particular equity securities, T. Rowe Price will examine relative values and prospects among growth- and value-oriented stocks, domestic and foreign stocks, and small- to large-cap stocks. This process draws heavily upon the proprietary stock research expertise of T. Rowe Price. While the Portfolio maintains a diversified portfolio, T. Rowe Price may, at any particular time, shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.
A similar security selection process applies to fixed income securities. When deciding whether to adjust duration, credit risk exposure, or allocations among the various sectors (for example, mortgage- and asset-backed securities), T. Rowe Price weighs such factors as the outlook for inflation and the economy, corporate earnings, expected interest rate movements and currency valuations.
Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The Portfolio places an emphasis on managing risk relative to its benchmark index, which is comprised of the following: 58% S&P 500® Index, 3% S&P Midcap 400® Index, 3% Russell 2000® Index, 16% MSCI EAFE and 20% Bloomberg Barclays US Government/Credit Bond Index (the “Blended Index”). To manage the Portfolio’s risk relative to the Blended Index, T. Rowe Price intends to tactically adjust the Portfolio’s equity and fixed income allocation, if required by the Portfolio’s risk management parameters. These risk management parameters include restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of the Blended Index. Such restrictions may result in the Portfolio having returns that track the Blended Index more consistently and more closely than would otherwise be the case. These restrictions may prevent a significant deviation from the returns of the Blended Index, but may also limit the Portfolio’s ability to outperform the returns of the Blended Index.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Asset Allocation Risk. The Portfolio’s ability to achieve its investment goal depends in part on a subadviser’s skill in determining the Portfolio’s investment strategy allocations. Although allocation among different investment strategies generally reduces risk and exposure to any one strategy, the risk remains that a subadviser may favor an investment strategy that performs poorly relative to other investment strategies.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Portfolio Summary: SA T. Rowe Price Asset Allocation Growth Portfolio
Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s risks relative to the Blended Index may reduce the risks and hedging costs assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and SunAmerica by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s investment strategy may have the effect of mitigating the financial risks to which the affiliated insurance companies are subject as a result of providing those guaranteed benefits and the hedging costs associated with providing such benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not employ the same risk management constraints.
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by T. Rowe Price.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Robert A. Panariello, CFA, CAIA, FRM Vice President	2017
Charles M. Shriver, CFA Vice President	2017
Toby M. Thompson, CFA, CAIA Vice President	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA T. Rowe Price VCP Balanced Portfolio
Investment Goal

The Portfolio’s investment goal is to seek capital appreciation and income while managing portfolio volatility.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.78%	0.78%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Acquired Fund Fees and Expenses [2]	0.03%	0.03%
Total Annual Portfolio Operating Expenses[1,2]	0.86%	1.11%
[1]	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
[2]	During the fiscal year ended January 31, 2018, the Portfolio recouped (paid) amounts to SunAmerica Asset Management, LLC (“SunAmerica”) that were previously waived and/or reimbursed within the prior two years. If the amount recouped was included in “Other Expenses,” the Total Annual Portfolio Operating Expenses would have been 0.91% and 1.15% for Class 1 and Class 3 shares, respectively. As of January 31, 2018, the Portfolio does not have a balance subject to recoupment by SunAmerica.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 88	$274	$477	$1,061
Class 3 Shares	113	353	612	1,352
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio normally invests approximately 65% of its total assets in common stocks and 35% of its total assets in fixed income securities. The Portfolio invests in securities of both U.S. and foreign corporate and governmental issuers, including emerging market issuers. The Portfolio will invest at least 25% of its total assets in fixed income senior securities and at least 25% of its total assets in equity securities. In addition, the subadviser employs a “VCP” (Volatility Control Portfolio) risk management process intended to manage the volatility level of the Portfolio’s annual returns.
When deciding upon overall allocations between stocks and fixed income securities, the subadviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, the subadviser may favor stocks. The fixed income securities in which the Portfolio intends to invest, including the foreign fixed income securities, are primarily investment grade and are chosen from across the entire government, corporate, and asset- and mortgage-backed securities markets. Maturities generally reflect the subadviser’s outlook for interest rates.
When selecting particular stocks, the subadviser will examine relative values and prospects among growth- and value-oriented stocks, domestic and foreign stocks, small- to large-cap stocks, and stocks of companies involved in activities related to commodities and other real assets. Domestic stocks are drawn from the overall U.S. market and foreign stocks are selected primarily from large companies in developed countries, although stocks in emerging markets may also be purchased. This process draws heavily upon the proprietary stock research expertise of the subadviser. While the Portfolio maintains a well-diversified portfolio, the subadviser may at a particular time shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.
A similar security selection process applies to fixed income securities. When deciding whether to adjust duration, credit risk exposure, or allocations among the various sectors (for example, junk bonds, mortgage- and asset-backed securities, foreign fixed income securities and emerging market fixed income securities), the subadviser weighs such factors as the outlook for inflation and the economy, corporate earnings, expected interest

Portfolio Summary: SA T. Rowe Price VCP Balanced Portfolio
rate movements and currency valuations, and the yield advantage that lower-rated fixed income securities may offer over investment grade fixed income securities.
Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The Portfolio targets a volatility level of 10% within a range of 9% to 13%. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns over time without regard to the direction of those changes. The subadviser expects to use a variety of equity index and fixed income futures and currency forwards as the principal tools to implement this volatility management strategy. The Portfolio’s overall equity exposure may be reduced to approximately 20% as a result of the volatility management strategy. In addition, the subadviser will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns.
Volatility is not a measure of investment performance. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target level.
The Portfolio’s target volatility level of 10% is not a total return performance target. The Portfolio does not expect its total return performance to be within any specified target range. It is possible for the Portfolio to maintain its volatility at or under its target volatility level while having negative performance returns. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets, may expose the Portfolio to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other
than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)” and the “Glossary” under “Risk Terminology” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. These risks include those associated with direct investments in securities and in the securities underlying the derivatives in which the Portfolio may invest.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Credit Risk. The risk that an issuer will default on interest or principal payments. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result,

Portfolio Summary: SA T. Rowe Price VCP Balanced Portfolio
investments in emerging market securities tend to be more volatile than investments in developed countries.
Equity Securities Risk. This is the risk that stock prices will fall over short or extended periods of time. The Portfolio is indirectly exposed to this risk through its investments in futures contracts and other derivatives. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.
Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and the Portfolio will also suffer from the inability to invest in higher yielding securities.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Prepayment Risk. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and the adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.

Portfolio Summary: SA T. Rowe Price VCP Balanced Portfolio
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.
Mid-Cap Companies Risk. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies. In addition, mid-cap companies may be traded in OTC markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices.
Volatility Management Risk. The risk that the subadviser’s strategy for managing portfolio volatility may not produce the desired result or that the subadviser is unable to trade certain derivatives effectively or in a timely manner. In addition, the minimum and maximum equity exposure limits may prevent the subadviser from fully managing portfolio volatility in certain market environments. There can be no guarantee that the Portfolio will maintain its target volatility level. Additionally, the volatility control process will not ensure that the Portfolio will deliver competitive returns. The use of derivatives in connection with the Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets and may expose the Portfolio to costs to which it would otherwise not have been exposed. The Portfolio’s managed volatility strategy may result in the Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The Portfolio’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The subadviser uses a proprietary system to help it estimate the Portfolio’s expected volatility. The proprietary system used by the subadviser may perform differently than expected and may negatively affect performance and the ability of the Portfolio to maintain its volatility at or below its target volatility level for various reasons, including errors in using or building the system, technical issues implementing the system, data issues and various non-quantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, the MSCI EAFE Index (net), the Bloomberg Barclays U.S. Aggregate Bond Index, and a blended index. The blended index consists of 45.5% S&P 500® Index, 19.5% MSCI EAFE Index (net) and 35% Bloomberg Barclays U.S. Aggregate Bond Index (the “Blended Index”). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)
During the 1-year period shown in the bar chart, the highest return for a quarter was (quarter ended ) and the lowest return for a quarter was (quarter ended ). The year-to-date calendar return as of March 31, 2018 was -0.32%.

Portfolio Summary: SA T. Rowe Price VCP Balanced Portfolio
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	Since Inception (9-26-16)	Since Inception (1-25-16)
Class 1 Shares	19.19%	15.24%	N/A
Class 3 Shares	18.96%	N/A	13.36%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	0.41%	2.74%
MSCI EAFE® Index (net)	25.03%	18.00%	18.18%
S&P 500® Index	21.83%	20.61%	21.62%
Blended Index	15.74%	12.73%	14.11%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by T. Rowe Price Associates, Inc.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Charles M. Shriver, CFA Vice President	2016
Anna A. Dreyer, PhD., CFA Vice President	2016
Toby M. Thompson, CFA, CAIA Vice President	2016
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA Templeton Foreign Value Portfolio (formerly, Foreign Value Portfolio)
Investment Goal

The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.79%	0.79%	0.79%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.83%	0.98%	1.08%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 85	$265	$460	$1,025
Class 2 Shares	100	312	542	1,201
Class 3 Shares	110	343	595	1,317
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity and debt securities of companies and governments outside the U.S., including emerging markets. The Portfolio invests in companies across all market capitalization ranges, including mid- and small-cap companies. When choosing equity investments for the Portfolio, the subadviser applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the subadviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The subadviser also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.
The Portfolio may invest up to 25% of its assets in emerging markets securities and in foreign debt securities. Depending upon current market conditions, the Portfolio may invest in debt securities of countries and governments located anywhere in the world. The Portfolio’s foreign investments may include depositary receipts. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions, technology companies or industrial companies. The Portfolio may invest up to 15% of its assets in unlisted foreign securities.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio

Portfolio Summary: SA Templeton Foreign Value Portfolio (formerly, Foreign Value Portfolio)
securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Illiquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Country, Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the
Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Depositary Receipts Risk. . Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or

Portfolio Summary: SA Templeton Foreign Value Portfolio (formerly, Foreign Value Portfolio)
heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI EAFE Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 2 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 21.51% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.07% (quarter ended September 30, 2011). The year-to-date calendar return as of March 31, 2018 was -2.30%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Since Inception (1-23-12)
Class 1 Shares	21.72%	6.26%	N/A	7.69%
Class 2 Shares	21.54%	6.10%	1.15%	N/A
Class 3 Shares	21.42%	5.99%	1.04%	N/A
MSCI EAFE® Index (net)	25.03%	7.90%	1.94%	8.75%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Templeton Investment Counsel, LLC.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Antonio T. Docal, CFA President, Director of Portfolio Management, Lead Portfolio Manager and Research Analyst	2002
Peter A. Nori, CFA Executive Vice President, Primary Backup Portfolio Manager and Research Analyst	2012
Heather Waddell, CFA Executive Vice President, Secondary Backup Portfolio Manager and Research Analyst	2010
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA VCP Dynamic Allocation Portfolio (formerly, SunAmerica Dynamic Allocation Portfolio)
Investment Goals

The Portfolio’s investment goals are capital appreciation and current income while managing net equity exposure.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the investment companies in which the Portfolio invests (the “Underlying Portfolios”).
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.21%	0.21%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses [1]	0.55%	0.55%
Total Annual Portfolio Operating Expenses[1]	0.77%	1.02%
[1]	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 79	$246	$428	$ 954
Class 3 Shares	104	325	563	1,248
Portfolio Turnover
The portion of the Portfolio that operates as a fund-of-funds does not pay transaction costs when it buys and sells shares of
Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. The Portfolio does, however, pay transaction costs when it buys and sells the financial instruments held in the Overlay Component of the Portfolio (defined below).
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its goals by investing under normal conditions approximately 70% to 90% of its assets in Class 1 shares of the Underlying Portfolios, which are portfolios of SunAmerica Series Trust (the “Trust”), Anchor Series Trust, and Seasons Series Trust (collectively, the “Underlying Trusts”) (the “Fund-of-Funds Component”) and 10% to 30% of its assets in a portfolio of derivative instruments, fixed income securities and short-term investments (the “Overlay Component”). The Fund-of-Funds Component will allocate approximately 50% to 80% of its assets to Underlying Portfolios investing primarily in equity securities and 20% to 50% of its assets to Underlying Portfolios investing primarily in fixed income securities and short-term investments, which may include mortgage- and asset-backed securities, to seek capital appreciation and generate income. The Overlay Component will invest in derivative instruments to manage the Portfolio’s net equity exposure. The derivative instruments used by the Overlay Component will primarily consist of stock index futures and stock index options, but may also include options on stock index futures and stock index swaps. The aforementioned derivative instruments may be traded on an exchange or over the counter. The Portfolio’s net equity exposure will be primarily adjusted through the use of stock index futures and stock index options. When the market is in a state of higher volatility, the Portfolio may decrease its net equity exposure by taking a net short position in derivative instruments. (As used throughout this prospectus, “net equity exposure” means the Portfolio’s level of exposure to the equity market through Underlying Portfolios investing primarily in equities, plus or minus the notional amount of a long or short position in equities obtained through the use of derivatives or other instruments in the Overlay Component.) When the Portfolio purchases a derivative to increase the Portfolio’s net equity exposure, it is using derivatives for speculative purposes. When the Portfolio sells derivatives instruments short to reduce the Portfolio’s net equity exposure, it is using derivatives for hedging purposes. The Overlay Component will also invest in fixed income securities and short-term investments, to generate income, to manage cash flows and liquidity needs of the overall Portfolio, and to serve

Portfolio Summary: SA VCP Dynamic Allocation Portfolio (formerly, SunAmerica Dynamic Allocation Portfolio)
as collateral for the derivative instruments used to manage the overall Portfolio’s net equity exposure.
SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) is the Adviser to the Portfolio and will determine the allocation between the Fund-of-Funds Component and the Overlay Component. SunAmerica is also responsible for managing the Fund-of-Funds Component’s investment in Underlying Portfolios, so it will determine the target allocation between Underlying Portfolios that invest primarily in equity securities and Underlying Portfolios that invest primarily in fixed income securities. SunAmerica performs an investment analysis of possible investments for the Portfolio and selects the universe of permitted Underlying Portfolios as well as the allocation to each Underlying Portfolio. SunAmerica utilizes many factors, including research provided by an independent consultant. SunAmerica reserves the right to change the Portfolio’s asset allocation between the Fund-of-Funds Component and the Overlay Component and the Fund-of-Funds Component’s allocation among the Underlying Portfolios, and to invest in other funds not currently among the Underlying Portfolios, from time to time without notice to investors.
The Fund-of-Funds Component seeks to achieve capital appreciation primarily through its investments in Underlying Portfolios that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations, but expects to invest to a lesser extent in Underlying Portfolios that invest primarily in small- and mid-cap U.S. companies and foreign companies. The Portfolio normally does not expect to have more than 25% of its total assets allocated to Underlying Portfolios investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Portfolios investing primarily in emerging markets. The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Portfolios that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but the Portfolio normally does not expect to have more than 5% of total assets allocated to Underlying Portfolios investing primarily in high-yield, high-risk bonds (commonly known as “junk bonds”), which are considered speculative. Portfolio cash flows are expected to be used to maintain or move Underlying Portfolio exposures close to target allocations, but sales and purchases of Underlying Portfolios may also be used to change or remain near target allocations.
The Overlay Component comprises the remaining 10% - 30% of the Portfolio’s total assets. AllianceBernstein L.P. (the “Subadviser” or “AllianceBernstein”) is responsible for managing the Overlay Component, which includes management of the derivative instruments, fixed income securities and short-term investments.
The Subadviser may invest the Overlay Component in derivative instruments to increase or decrease the Portfolio’s overall net equity exposure and, therefore, its volatility and return potential.
Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High levels of volatility may result from rapid and dramatic price swings. Through its use of derivative instruments, the Subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the operation of the formula (as described below) is expected to result in an average net equity exposure over long-term periods of approximately 60%-65%. The Portfolio’s net equity exposure is primarily adjusted through the use of derivative instruments, such as stock index futures and stock index options, as the allocation among Underlying Portfolios in the Fund-of-Funds Component is expected to remain fairly stable. For example, when the market is in a state of higher volatility, the Subadviser may decrease the Portfolio’s net equity exposure by taking a short position in derivative instruments. A short sale involves the sale by the Portfolio of a security or instrument it does not own with the expectation of purchasing the same security or instrument at a later date at a lower price. The operation of the Overlay Component may therefore expose the Portfolio to leverage. Because derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Component will be invested in a variety of fixed income securities.
The Subadviser will manage the Portfolio’s net equity exposure pursuant to a formula provided by the Adviser and developed by affiliated insurance companies of the Adviser. The formula is based on equity market measures of S&P 500 Index volatility, and is intended to provide guidance to the Subadviser with respect to the allocation of the Overlay Component’s assets among general categories. The Subadviser is responsible for determining in which securities or derivative instruments to invest and for making the Overlay Component investments for the Portfolio. As estimated equity market volatility decreases or increases, the Subadviser will adjust the Portfolio’s net equity exposure up or down in an effort to maintain a relatively stable exposure to equity market volatility over time, subject to the minimum and maximum net equity exposure ranges listed above. No assurance can be made that such adjustment will have the intended effect. The formula used by the Subadviser may change over time based on proposals by the affiliated insurance companies. Any changes to the formula proposed by the affiliated insurance companies will be implemented only if they are approved by the Adviser and the Portfolio’s Board of Trustees (the “Board”), including a majority of the Independent Trustees.
The Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure. If the Subadviser increases the Portfolio’s net equity exposure and equity markets decline, the Portfolio may underperform traditional or static allocation funds. Likewise, if the Subadviser reduces the Portfolio’s net equity exposure and equity markets

Portfolio Summary: SA VCP Dynamic Allocation Portfolio (formerly, SunAmerica Dynamic Allocation Portfolio)
rise, the Portfolio may also underperform traditional or static allocation funds.
In addition to managing the Portfolio’s overall net equity exposure as described above, the Subadviser will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Portfolio cash flows and liquidity needs, and manage collateral for the derivative instruments. The Subadviser will manage the fixed income investments of the Overlay Component by investing in securities rated investment grade or higher by a nationally recognized statistical ratings organization, or, if unrated, determined by the Subadviser to be of comparable quality. At least 50% of the Overlay Component’s fixed income investments will be invested in U.S. Government securities, cash, repurchase agreements, and money market securities. A portion of the Overlay Component may be held in short-term investments as needed, in order to manage daily cash flows to or from the Portfolio or to serve as collateral. The Subadviser may also invest the Overlay Component in derivative instruments to generate income and manage Portfolio cash flows and liquidity needs.
The following chart sets forth the target allocations of the Portfolio set by SunAmerica on January 31, 2018, to equity and fixed income Underlying Portfolios and securities. These target allocations represent SunAmerica’s current goal for the allocation of the Portfolio’s assets and do not take into account any change in net equity exposure from use of derivatives in the Overlay Component. The Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes, changes in the target allocations and the Subadviser’s management of the Overlay Component in response to volatility changes.
Asset Class	% of Total Portfolio
Equity	56.0%
U.S. Large Cap	38.6%
U.S. Small and Mid-Cap	6.2%
Foreign Equity	11.2%
Fixed Income	44.0%
U.S. Investment Grade	42.2%
U.S. High Yield	0.8%
Foreign Fixed Income	1.0%
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit
Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio” and the Glossary in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its investment goals, which are not described here.
Market Risk. Market risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment adviser’s assessment of companies held in an Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s or an Underlying Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Derivatives Risk. Derivatives risk is both a direct and indirect risk of investing in the Portfolio. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio or an Underlying Portfolio, the Portfolio or Underlying Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio or Underlying Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Portfolio or Underlying Portfolio is exposed to credit quality risk of the counterparty.
Counterparty Risk. Counterparty risk is both a direct and indirect risk of investing in the Portfolio. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio or an Underlying Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio or an Underlying Portfolio may

Portfolio Summary: SA VCP Dynamic Allocation Portfolio (formerly, SunAmerica Dynamic Allocation Portfolio)
experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Leverage Risk. Leverage risk is a direct risk of investing in the Portfolio. Certain ETFs, managed futures instruments, and some other derivatives the Portfolio buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments.
Risk of Investing in Bonds. This is both a direct and indirect risk of investing in the Portfolio. As with any fund that invests significantly in bonds, the value of an investment in the Portfolio or an Underlying Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Credit Risk. Credit risk is both a direct and indirect risk of investing in the Portfolio. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio or an Underlying Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges by Underlying Portfolios, there is an additional risk, to the extent that these transactions create exposure to currencies in which an Underlying Portfolio’s securities are not denominated.
Short Sales Risk. Short sale risk is both a direct and indirect risk of investing in the Portfolio. Short sales by the Portfolio or an Underlying Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
U.S. Government Obligations Risk. This is both a direct and indirect risk of investing in the Portfolio. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Risk of Investing in Money Market Securities. This is both a direct and indirect risk of investing in the Portfolio. An investment in the Portfolio is subject to the risk that the value of its investments may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Other principal direct risks of investing in the Portfolio include:
Dynamic Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios and other direct investments in which it invests. The Portfolio is subject to the risk that the investment process that will determine the selection of the Underlying Portfolios and the volatility formula that will be used to determine the allocation and reallocation of

Portfolio Summary: SA VCP Dynamic Allocation Portfolio (formerly, SunAmerica Dynamic Allocation Portfolio)
the Portfolio’s assets among the various asset classes and instruments may not produce the desired result. The Portfolio is also subject to the risk that the Subadviser may be prevented from trading certain derivatives effectively or in a timely manner.
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s net equity exposure may serve to reduce the risk from equity market volatility to the affiliated insurance companies and facilitate their ability to provide guaranteed benefits associated with certain Variable Contracts. While the interests of Portfolio shareholders and the affiliated insurance companies providing guaranteed benefits associated with the Variable Contracts are generally aligned, the affiliated insurance companies (and the Adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure.
Investment Company Risk. The risks of the Portfolio owning other investment companies, including the Underlying Portfolios, generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities held by other investment companies, including the Underlying Portfolios purchased or sold by the Portfolio, could result in losses on the Portfolio’s investment in such securities. Other investment companies, including the Underlying Portfolios, also have fees that increase their costs versus owning the underlying securities directly.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Other indirect principal risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, an Underlying Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
“Passively Managed” Strategy Risk. An Underlying Portfolio following a passively managed strategy will not deviate from its investment strategy. In most cases, it will involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such an Underlying Portfolio will not sell securities in its portfolio and buy different securities for other reasons, even if there are adverse developments concerning a particular security, company or industry. There can be no assurance that the strategy will be successful.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Growth Stock Risk. Growth stocks are historically volatile, which will affect certain Underlying Portfolios.
Value Investing Risk. The investment adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect, which will affect certain Underlying Portfolios.
Foreign Investment Risk. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened for emerging markets issuers. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.
Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds, which are considered speculative. In addition to the risk of default, junk bonds may be more volatile, less

Portfolio Summary: SA VCP Dynamic Allocation Portfolio (formerly, SunAmerica Dynamic Allocation Portfolio)
liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than investment grade bonds.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and an Underlying Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index and a blended index. The blended index consists of 40% Bloomberg Barclays U.S. Aggregate Bond Index and 60% S&P 500® Index (the “Blended Index”). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)
During the 5-year period shown in the bar chart, the highest return for a quarter was 6.43% (quarter ended March 31, 2013) and the lowest return for a quarter was -6.22% (quarter ended September 30, 2015). The year-to-date calendar return as of March 31, 2018 was -1.83%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	Since Inception (9-26-16)	Since Inception (1-23-12)
Class 1 Shares	20.26%	N/A	15.91%	N/A
Class 3 Shares	20.02%	7.75%	N/A	7.66%
Blended Index	14.21%	10.25%	12.17%	10.03%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	0.41%	2.49%
S&P 500® Index	21.83%	15.79%	20.61%	15.10%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica. SunAmerica also manages the Fund-of-Funds Component of the Portfolio. The Overlay Component of the Portfolio is subadvised by AllianceBernstein.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund- of-Funds Component of the Portfolio Since
SunAmerica
Douglas Loeffler, CFA Senior Portfolio Manager	2015
Manisha Singh, CFA Co-Portfolio Manager	2017

Name and Title	Portfolio Managers of the Overlay Component of the Portfolio Since
AllianceBernstein
Joshua Lisser Chief Investment Officer — Index Strategies	2012
Ben Sklar Portfolio Manager — Index Strategies	2012
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other

Portfolio Summary: SA VCP Dynamic Allocation Portfolio (formerly, SunAmerica Dynamic Allocation Portfolio)
financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA VCP Dynamic Strategy Portfolio (formerly, SunAmerica Dynamic Strategy Portfolio)
Investment Goals

The Portfolio’s investment goals are capital appreciation and current income while managing net equity exposure.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the investment companies in which the Portfolio invests (the “Underlying Portfolios”).
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.22%	0.22%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses [1]	0.56%	0.56%
Total Annual Portfolio Operating Expenses[1]	0.79%	1.04%
[1]	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 81	$252	$439	$ 978
Class 3 Shares	106	331	574	1,271
Portfolio Turnover
The portion of the Portfolio that operates as a fund-of-funds does not pay transaction costs when it buys and sells shares of
Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. The Portfolio does, however, pay transaction costs when it buys and sells the financial instruments held in the Overlay Component of the Portfolio (defined below).
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its goals by investing under normal conditions approximately 70% to 90% of its assets in Class 1 shares of the Underlying Portfolios, which are portfolios of SunAmerica Series Trust (the “Trust”), Anchor Series Trust, and Seasons Series Trust (collectively, the “Underlying Trusts”) (the “Fund-of-Funds Component”) and 10% to 30% of its assets in a portfolio of derivative instruments, fixed income securities and short-term investments (the “Overlay Component”). The Fund-of-Funds Component will allocate approximately 50% to 80% of its assets to Underlying Portfolios investing primarily in equity securities and 20% to 50% of its assets to Underlying Portfolios investing primarily in fixed income securities and short-term investments, which may include mortgage- and asset-backed securities, to seek capital appreciation and generate income. The Overlay Component will primarily invest in derivative instruments to manage the Portfolio’s net equity exposure. The derivative instruments used by the Overlay Component will primarily consist of stock index futures and stock index options, but may also include options on stock index futures and stock index swaps. The aforementioned derivative instruments may be traded on an exchange or over the counter. The Portfolio’s net equity exposure will be primarily adjusted through the use of stock index futures and stock index options. When the market is in a state of higher volatility, the Portfolio may decrease its net equity exposure by taking a net short position in derivative instruments. (As used throughout this prospectus, “net equity exposure” means the Portfolio’s level of exposure to the equity market through Underlying Portfolios investing primarily in equities, plus or minus the notional amount of a long or short position in equities obtained through the use of derivatives or other instruments in the Overlay Component.) When the Portfolio purchases a derivative to increase the Portfolio’s net equity exposure, it is using derivatives for speculative purposes. When the Portfolio sells derivatives instruments short to reduce the Portfolio’s net equity exposure, it is using derivatives for hedging purposes. The Overlay Component will also invest in fixed income securities and short-term investments, to generate income, to manage cash flows and liquidity needs of the overall Portfolio, and to serve

Portfolio Summary: SA VCP Dynamic Strategy Portfolio (formerly, SunAmerica Dynamic Strategy Portfolio)
as collateral for the derivative instruments used to manage the overall Portfolio’s net equity exposure.
SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) is the Adviser to the Portfolio and will determine the allocation between the Fund-of-Funds Component and the Overlay Component. SunAmerica is also responsible for managing the Fund-of-Funds Component’s investment in Underlying Portfolios, so it will determine the target allocation between Underlying Portfolios that invest primarily in equity securities and Underlying Portfolios that invest primarily in fixed income securities. SunAmerica performs an investment analysis of possible investments for the Portfolio and selects the universe of permitted Underlying Portfolios as well as the allocation to each Underlying Portfolio. SunAmerica utilizes many factors, including research provided by an independent consultant. SunAmerica reserves the right to change the Portfolio’s asset allocation between the Fund-of-Funds Component and the Overlay Component and the Fund-of-Funds Component’s allocation among the Underlying Portfolios, and to invest in other funds not currently among the Underlying Portfolios, from time to time without notice to investors.
The Fund-of-Funds Component seeks to achieve capital appreciation primarily through its investments in Underlying Portfolios that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations, but expects to invest to a lesser extent in Underlying Portfolios that invest primarily in small- and mid-cap U.S. companies and foreign companies. The Fund-of-Funds Component is expected to have a greater allocation to value equity Underlying Portfolios than to growth equity Underlying Portfolios. The Portfolio normally does not expect to have more than 25% of its total assets allocated to Underlying Portfolios investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Portfolios investing primarily in emerging markets. The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Portfolios that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but the Portfolio normally does not expect to have more than 5% of total assets allocated to Underlying Portfolios investing primarily in high-yield, high-risk bonds (commonly known as “junk bonds”), which are considered speculative. Portfolio cash flows are expected to be the primary tool used to maintain or move Underlying Portfolio exposures close to target allocations, but sales and purchases of Underlying Portfolios may also be used to change or remain near target allocations.
The Overlay Component comprises the remaining 10% - 30% of the Portfolio’s total assets. AllianceBernstein L.P. (the “Subadviser” or “AllianceBernstein”) is responsible for managing the Overlay Component, which includes management of the derivative instruments, fixed income securities and short-term investments.
The Subadviser may invest the Overlay Component in derivative instruments to increase or decrease the Portfolio’s overall net equity exposure and, therefore, its volatility and return potential. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High levels of volatility may result from rapid and dramatic price swings. Through its use of derivative instruments, the Subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the operation of the formula (as described below) is expected to result in an average net equity exposure over long-term periods of approximately 60%-65%. The Portfolio’s net equity exposure is primarily adjusted through the use of derivative instruments, such as stock index futures and stock index options, as the allocation among Underlying Portfolios in the Fund-of-Funds Component is expected to remain fairly stable. For example, when the market is in a state of higher volatility, the Subadviser may decrease the Portfolio’s net equity exposure by taking a short position in derivative instruments. A short sale involves the sale by the Portfolio of a security or instrument it does not own with the expectation of purchasing the same security or instrument at a later date at a lower price. The operation of the Overlay Component may therefore expose the Portfolio to leverage. Because derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Component will be invested in a variety of fixed income securities.
The Subadviser will manage the Portfolio’s net equity exposure pursuant to a formula provided by the Adviser and developed by affiliated insurance companies of the Adviser. The formula is based on equity market measures of S&P 500 Index volatility, and is intended to provide guidance to the Subadviser with respect to the allocation of the Overlay Component’s assets among general categories. The Subadviser is responsible for determining in which securities or derivative instruments to invest and for making the Overlay Component investments for the Portfolio. As estimated equity market volatility decreases or increases, the Subadviser will adjust the Portfolio’s net equity exposure up or down in an effort to maintain a relatively stable exposure to equity market volatility over time, subject to the minimum and maximum net equity exposure ranges listed above. No assurance can be made that such adjustment will have the intended effect. The formula used by the Subadviser may change over time based on proposals by the affiliated insurance companies. Any changes to the formula proposed by the affiliated insurance companies will be implemented only if they are approved by the Adviser and the Portfolio’s Board of Trustees (the “Board”), including a majority of the Independent Trustees.
The Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure. If the Subadviser increases the Portfolio’s net equity exposure and

Portfolio Summary: SA VCP Dynamic Strategy Portfolio (formerly, SunAmerica Dynamic Strategy Portfolio)
equity markets decline, the Portfolio may underperform traditional or static allocation funds. Likewise, if the Subadviser reduces the Portfolio’s net equity exposure and equity markets rise, the Portfolio may also underperform traditional or static allocation funds.
In addition to managing the Portfolio’s overall net equity exposure as described above, the Subadviser will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Portfolio cash flows and liquidity needs, and manage collateral for the derivative instruments. The Subadviser will manage the fixed income investments of the Overlay Component by investing in securities rated investment grade or higher by a nationally recognized statistical ratings organization, or, if unrated, determined by the Subadviser to be of comparable quality. At least 50% of the Overlay Component’s fixed income investments will be invested in U.S. Government securities, cash, repurchase agreements, and money market securities. A portion of the Overlay Component may be held in short-term investments as needed, in order to manage daily cash flows to or from the Portfolio or to serve as collateral. The Subadviser may also invest the Overlay Component in derivative instruments to generate income and manage Portfolio cash flows and liquidity needs.
The following chart sets forth the target allocations of the Portfolio set by SunAmerica on January 31, 2018, to equity and fixed income Underlying Portfolios and securities. These target allocations represent SunAmerica’s current goal for the allocation of the Portfolio’s assets and do not take into account any change in net equity exposure from use of derivatives in the Overlay Component. The Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes, changes in the target allocations and the Subadviser’s management of the Overlay Component in response to volatility changes.
Asset Class	% of Total Portfolio
Equity	64.0%
U.S. Large Cap	45.4%
U.S. Small and Mid Cap	8.0%
Foreign Equity	10.6%
Fixed Income	36.0%
U.S. Investment Grade	34.0%
U.S. High Yield	0.6%
Foreign Fixed Income	1.4%
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio” and the Glossary in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its investment goals, which are not described here.
Market Risk. Market risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment adviser’s assessment of companies held in an Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s or an Underlying Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Derivatives Risk. Derivatives risk is both a direct and indirect risk of investing in the Portfolio. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio or an Underlying Portfolio, the Portfolio or Underlying Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio or Underlying Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Portfolio or Underlying Portfolio is exposed to credit quality risk of the counterparty.
Counterparty Risk. Counterparty risk is both a direct and indirect risk of investing in the Portfolio. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio or an Underlying Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio or an Underlying Portfolio may experience significant delays in obtaining any recovery in a

Portfolio Summary: SA VCP Dynamic Strategy Portfolio (formerly, SunAmerica Dynamic Strategy Portfolio)
bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Leverage Risk. Leverage risk is a direct risk of investing in the Portfolio. Certain managed futures instruments, and some other derivatives the Portfolio buys, involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments.
Risk of Investing in Bonds. This is both a direct and indirect risk of investing in the Portfolio. As with any fund that invests significantly in bonds, the value of an investment in the Portfolio or an Underlying Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Credit Risk. Credit risk is both a direct and indirect risk of investing in the Portfolio. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio or an Underlying Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges by Underlying Portfolios, there is an additional risk, to the extent that these transactions create exposure to currencies in which an Underlying Portfolio’s securities are not denominated.
Short Sales Risk. Short sale risk is both a direct and indirect risk of investing in the Portfolio. Short sales by the Portfolio or an Underlying Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
U.S. Government Obligations Risk. This is both a direct and indirect risk of investing in the Portfolio. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Risk of Investing in Money Market Securities. This is both a direct and indirect risk of investing in the Portfolio. An investment in the Portfolio is subject to the risk that the value of its investments may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Other principal direct risks of investing in the Portfolio include:

Portfolio Summary: SA VCP Dynamic Strategy Portfolio (formerly, SunAmerica Dynamic Strategy Portfolio)
Dynamic Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios and other direct investments in which it invests. The Portfolio is subject to the risk that the investment process that will determine the selection of the Underlying Portfolios and the volatility formula that will be used to determine the allocation and reallocation of the Portfolio’s assets among the various asset classes and instruments may not produce the desired result. The Portfolio is also subject to the risk that the Subadviser may be prevented from trading certain derivatives effectively or in a timely manner.
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s net equity exposure may serve to reduce the risk from equity market volatility to the affiliated insurance companies and facilitate their ability to provide guaranteed benefits associated with certain Variable Contracts. While the interests of Portfolio shareholders and the affiliated insurance companies providing guaranteed benefits associated with the Variable Contracts are generally aligned, the affiliated insurance companies (and the Adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure.
Investment Company Risk. The risks of the Portfolio owning other investment companies, including the Underlying Portfolios generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities held by the other investment companies, including the Underlying Portfolios purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies, including the Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Other indirect principal risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, an Underlying Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
“Passively Managed” Strategy Risk. An Underlying Portfolio following a passively managed strategy will not deviate from its investment strategy. In most cases, it will involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such an Underlying Portfolio will not sell securities in its portfolio and buy different securities for other reasons, even if there are adverse developments concerning a particular security, company or industry. There can be no assurance that the strategy will be successful.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Growth Stock Risk. Growth stocks are historically volatile, which will affect certain Underlying Portfolios.
Value Investing Risk. The investment adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect, which will affect certain Underlying Portfolios.
Foreign Investment Risk. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened for emerging markets issuers. Historically, the markets of emerging market countries have been more volatile than more

Portfolio Summary: SA VCP Dynamic Strategy Portfolio (formerly, SunAmerica Dynamic Strategy Portfolio)
developed markets; however, such markets can provide higher rates of return to investors.
Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds, which are considered speculative. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than investment grade bonds.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and an Underlying Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and a blended index. The blended index consists of 40% Bloomberg Barclays U.S. Aggregate Bond Index and 60% S&P 500® Index (the “Blended Index”). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)
During the 5-year period shown in the bar chart, the highest return for a quarter was 6.73% (quarter ended March 31, 2013) and the lowest return for a quarter was -5.81% (quarter ended September 30, 2015). The year-to-date calendar return as of March 31, 2018 was -2.11%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	Since Inception (9-26-16)	Since Inception (7-16-12)
Class 1 Shares	18.66%	N/A	15.44%	N/A
Class 3 Shares	18.34%	7.61%	N/A	7.88%
Blended Index	14.21%	10.25%	12.17%	10.16%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	0.41%	2.09%
S&P 500® Index	21.83%	15.79%	20.61%	15.65%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica. SunAmerica also manages the Fund-of-Funds Component of the Portfolio. The Overlay Component of the Portfolio is subadvised by AllianceBernstein.

Portfolio Summary: SA VCP Dynamic Strategy Portfolio (formerly, SunAmerica Dynamic Strategy Portfolio)
Portfolio Managers
Name and Title	Portfolio Manager of the Fund- of-Funds Component of the Portfolio Since
SunAmerica
Douglas Loeffler, CFA Senior Portfolio Manager	2015
Manisha Singh, CFA Co-Portfolio Manager	2017

Name and Title	Portfolio Managers of the Overlay Component of the Portfolio Since
AllianceBernstein
Joshua Lisser Chief Investment Officer — Index Strategies	2012
Ben Sklar Portfolio Manager — Index Strategies	2012
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA VCP Index Allocation Portfolio
Investment Goal

The Portfolio’s investment goal is to seek capital appreciation and, secondarily, income while managing portfolio volatility.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios (as defined herein) in which the Portfolio invests.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.20%	0.20%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.38%	0.38%
Total Annual Portfolio Operating Expenses	0.77%	1.02%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.11%	-0.11%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.66%	0.91%
[1]	“Other Expenses” and “Acquired Fund Fees and Expenses” for Class 1 and Class 3 Shares have been estimated for the current year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.28% and 0.53%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/ or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$67	$235	$417	$ 944
Class 3 Shares	93	314	553	1,238
Portfolio Turnover
The portion of the Portfolio that operates as a fund-of-funds does not pay transaction costs when it buys and sells shares of Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. The Portfolio does, however, pay transaction costs when it buys and sells the financial instruments held in the Overlay Component of the Portfolio (defined below).
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its goals by investing under normal conditions approximately 80% of its assets in a combination of other mutual funds (the “Underlying Portfolios”) (the “Fund-of-Funds Component”) and 20% of its assets in a combination of equity index and fixed income futures, currency forwards and equity index put options selected through the use of a “VCP” (Volatility Control Portfolio) risk management process designed to manage the volatility level of the Portfolio’s annual returns (the “Overlay Component”). SunAmerica, the Portfolio’s adviser, is responsible for managing the Fund-of-Funds Component. T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Portfolio’s subadviser, is responsible for managing the Overlay Component.
Under normal circumstances, the Fund-of-Funds Component will allocate approximately 70% of its assets (with a range of

Portfolio Summary: SA VCP Index Allocation Portfolio
60% to 80%) to Underlying Portfolios investing primarily in equity securities (the “Underlying Equity Portfolios”) and 30% of its assets (with a range of 20% to 40%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by SunAmerica. The Underlying Equity Portfolios include, among others, funds that invest in domestic and international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will be limited to index funds, which are passively managed to track the performance of designated indices. The Fund-of-Funds Component may invest a significant portion of its assets in any single Underlying Portfolio.
The following chart sets forth the Fund-of-Funds Component’s target allocations set by SunAmerica on January 31, 2018 to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Fund-of-Funds Component’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by SunAmerica to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	74%
SA Large Cap Index Portfolio	48.5%
SA Mid Cap Index Portfolio	6%
SA Small Cap Index Portfolio	5%
SA International Index Portfolio	14.5%
Fixed Income	26%
SA Fixed Income Intermediate Index Portfolio	12%
SA Fixed Income Index Portfolio	14%
The Underlying Portfolio selection is made based on the Fund-of-Funds Component’s 70%/30% asset allocation strategy discussed above. SunAmerica may adjust the Fund-of-Funds Component’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. SunAmerica intends to rebalance the Fund-of-Funds Component on an ongoing basis using cash flows; however, it reserves the right to rebalance the Fund-of-Funds Component through exchanges at any time.
The Overlay Component will utilize a systematic volatility control process to manage the risk of the Portfolio. The Portfolio targets a volatility level of 11% within a range of 10% to 14%. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns over time without regard to the direction of those changes. T. Rowe Price expects to use a variety of equity index and fixed income futures and currency forwards as the principal tools to implement this volatility management strategy. The Portfolio’s overall net equity exposure may be reduced to 20% or increased to 100% as a result of the volatility management strategy. In addition, T. Rowe Price will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns.
Volatility is not a measure of investment performance. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target level.
The Portfolio’s target volatility level of 11% is not a total return performance target. The Portfolio does not expect its total return performance to be within any specified target range. It is possible for the Portfolio to maintain its volatility at or under its target volatility level while having negative performance returns. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets, may expose the Portfolio to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.
The Portfolio may also invest its assets in money market securities, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, bank deposits, repurchase agreements, money market mutual fund shares, and cash and cash equivalents. The Portfolio’s money market securities holdings may serve as collateral for the Portfolio’s derivative positions, earn income for the Portfolio and be used for cash management purposes.
The subadviser may engage in frequent and active trading of portfolio securities.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active

Portfolio Summary: SA VCP Index Allocation Portfolio
trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.
Equity Securities Risk. The Portfolio invests principally in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small- and Medium-Sized Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and medium-capitalization companies. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Currency Volatility Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.
Risk of Investing in Bonds. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. An Underlying Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Interest Rate Fluctuations Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

Portfolio Summary: SA VCP Index Allocation Portfolio
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.
Forward Currency Contracts Risk. The use of forward contracts involves the risk of mismatching the Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of securities held in the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Indexing Risk. The Underlying Portfolios in which the Portfolio invests are managed to track the performance of an index. An Underlying Portfolio will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.
Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that only invests directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Portfolios Risk. The risks of the Portfolio owning Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly. For example, the Portfolio indirectly pays a portion of the expenses (including management fees and operating expense) incurred by the Underlying Portfolios.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and SunAmerica by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.
Volatility Management Risk. The risk that the subadviser’s strategy for managing portfolio volatility may not produce the desired result or that the subadviser is unable to trade certain derivatives effectively or in a timely manner. In addition, the minimum and maximum equity exposure limits may prevent the subadviser from fully managing portfolio volatility in certain market environments. There can be no guarantee that the Portfolio will maintain its target volatility level. Additionally, the volatility control process will not ensure that the Portfolio will deliver competitive returns. The use of derivatives in connection with the Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only

Portfolio Summary: SA VCP Index Allocation Portfolio
invested directly in equity and/or fixed income securities. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets and may expose the Portfolio to costs to which it would otherwise not have been exposed. The Portfolio’s managed volatility strategy may result in the Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The Portfolio’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The subadviser uses a proprietary system to help it estimate the Portfolio’s expected volatility. The proprietary system used by the subadviser may perform differently than expected and may negatively affect performance and the ability of the Portfolio to maintain its volatility at or below its target volatility level for various reasons, including errors in using or building the system, technical issues implementing the system, data issues and various non-quantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).
Risk of Investing in Money Market Securities. This is both a direct and indirect risk of investing in the Portfolio. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica. SunAmerica also manages the Fund-of-Funds Component of the Portfolio.
The Overlay Component of the Portfolio is subadvised by T. Rowe Price.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund- of-Funds Component of the Portfolio Since
SunAmerica
Douglas Loeffler, CFA Senior Portfolio Manager	2017
Manisha Singh, CFA Portfolio Manager	2017

Name and Title	Portfolio Managers of the Overlay Component of the Portfolio Since
T. Rowe Price
Anna A. Dreyer, PhD, CFA Vice President	2017
Charles M. Shriver, CFA Vice President	2017
Toby M. Thompson, CFA, CAIA Vice President	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA WellsCap Aggressive Growth Portfolio (formerly, Aggressive Growth Portfolio)
Investment Goal

The Portfolio’s investment goal is capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.75%	0.75%	0.75%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.09%	0.09%	0.09%
Total Annual Portfolio Operating Expenses	0.84%	0.99%	1.09%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 86	$268	$466	$1,037
Class 2 Shares	101	315	547	1,213
Class 3 Shares	111	347	601	1,329
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 73% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common and preferred stocks of U.S. companies.
The Portfolio invests principally in equity securities of small- and mid-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders.
The subadviser’s management team distinctly differentiates its investment process through the following five main tenets:
•	Research designed to “Surround the Company” — The team employs a rigorous bottom-up research process to develop and validate an investment thesis.
•	Research companies across the market cap spectrum to develop unique fundamental insights — Although the investment team manages all-cap, large-cap, mid-cap, and small- to mid-cap strategies, the team invests primarily in small- to mid-cap company stocks within this particular strategy.
•	Analysis of current balance sheet to understand future earnings — Financial analysis focuses equally on a company’s income statement and its balance sheet.
•	Disciplined management of valuation targets — The team establishes near-term and long-term price targets for each holding in the portfolio.
•	Construct a portfolio to balance return vs. risk — The portfolio composition is closely monitored, as the subadviser believes that constructing a well-diversified portfolio further reduces risk while enhancing return.
The Portfolio may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities and American Depositary Receipts (“ADRs”).
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock

Portfolio Summary: SA WellsCap Aggressive Growth Portfolio (formerly, Aggressive Growth Portfolio)
prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Technology Company Risk. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest in technology companies.
Depositary Receipts Risk. . Depositary receipts, such as ADRs, are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2500® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Portfolio Summary: SA WellsCap Aggressive Growth Portfolio (formerly, Aggressive Growth Portfolio)
Wells Capital Management Incorporated (“WellsCap”) assumed subadvisory duties of the Portfolio on July 20, 2009. Prior to July 20, 2009, the Portfolio was managed by SunAmerica.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 18.94% (quarter ended September 30, 2009) and the lowest return for a quarter was -27.65% (quarter ended September 30, 2008). The year-to-date calendar return as of March 31, 2018 was 3.19%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	29.53%	14.58%	6.14%
Class 2 Shares	29.40%	14.41%	5.98%
Class 3 Shares	29.27%	14.30%	5.87%
Russell 2500® Growth Index	24.46%	15.47%	9.62%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by WellsCap.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Michael T. Smith, CFA Managing Director and Senior Portfolio Manager	2011
Christopher J. Warner, CFA Portfolio Manager	2012
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Portfolio Summary: SA WellsCap Fundamental Growth Portfolio (formerly, Fundamental Growth Portfolio)
Investment Goal

The Portfolio’s investment goal is capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.85%	0.85%	0.85%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.07%	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.92%	1.07%	1.17%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 94	$293	$509	$1,131
Class 2 Shares	109	340	590	1,306
Class 3 Shares	119	372	644	1,420
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common and preferred stocks of U.S. companies.
The Portfolio invests principally in equity securities of large-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The Portfolio may also invest, to a limited extent, in equity securities of medium capitalization companies. The subadviser may engage in frequent and active trading of portfolio securities.
The subadviser’s management team distinctly differentiates its investment process through the following five main tenets:
•	Research designed to “Surround the Company” — The team employs a rigorous bottom-up research process to develop and validate an investment thesis.
•	Research companies across the market cap spectrum to develop unique fundamental insights — Although the investment team manages all-cap, large-cap, mid-cap, and small- to mid-cap strategies, the team invests primarily in small- to mid-cap company stocks within this particular strategy.
•	Analysis of current balance sheet to understand future earnings — Financial analysis focuses equally on a company’s income statement and its balance sheet.
•	Disciplined management of valuation targets — The team establishes near-term and long-term price targets for each holding in the portfolio.
•	Construct a portfolio to balance return vs. risk — The portfolio composition is closely monitored, as the subadviser believes that constructing a well-diversified portfolio further reduces risk while enhancing return.
The Portfolio may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities and American Depositary Receipts (“ADRs”).
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of

Portfolio Summary: SA WellsCap Fundamental Growth Portfolio (formerly, Fundamental Growth Portfolio)
the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Sector Risk. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Depositary Receipts Risk. . Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and

Portfolio Summary: SA WellsCap Fundamental Growth Portfolio (formerly, Fundamental Growth Portfolio)
comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective May 1, 2007, Wells Capital Management Incorporated (“WellsCap”) assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Putnam Investment Management, LLC served as subadviser.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 18.50% (quarter ended March 31, 2012) and the lowest return for a quarter was -26.05% (quarter ended
December 31, 2008). The year-to-date calendar return as of March 31, 2018 was 3.80%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	35.69%	15.46%	7.06%
Class 2 Shares	35.46%	15.29%	6.90%
Class 3 Shares	35.32%	15.17%	6.79%
Russell 1000® Growth Index	30.21%	17.33%	10.00%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by WellsCap.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Michael T. Smith, CFA Managing Director and Senior Portfolio Manager	2011
Christopher J. Warner, CFA Portfolio Manager	2016
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 204.

Important Additional Information
Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of a Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of the Portfolio’s shares.
Tax Information

The Portfolios will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However contract holders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contract holders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and
Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. The Portfolios and their related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolios as underlying investment options in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
In addition to the Portfolios’ principal investments discussed in their respective Portfolio Summaries, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have identified below those non-principal investments and the risks associated with such investments. Refer to the Glossary for a description of these non-principal investments and risks. In addition, the Glossary contains additional information about the Portfolios’ principal investments and risks identified in their respective Portfolio Summaries.
From time to time, certain Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio’s investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment goal.
In addition to the securities and techniques described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Statement of Additional Information of SunAmerica Series Trust (the “Trust”), which you may obtain free of charge (see back cover).
Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts. Percentage limitations may be calculated based on the Portfolio’s total or net assets. “Total assets” means net assets plus liabilities (e.g., borrowings). If not specified as net assets, the percentage is calculated based on total assets.
The principal investment goal and strategies for each of the Portfolios in this Prospectus are non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will be given at least 60 days written notice in advance of any change to a Portfolio’s investment goal or to its investment strategy that requires 80% of its net assets to be invested in certain securities.
Appendix B to this Prospectus lists the other mutual funds (each, an “Underlying Portfolio” and collectively, the “Underlying Portfolios”) in which SA Global Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio, SA Global Index Allocation 90/10 Portfolio, SA Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio, SA Index Allocation 90/10 Portfolio and SA VCP Index Allocation Portfolio (each an “Allocation Portfolio” and collectively, the “Allocation Portfolios”) may invest their assets, as of the date of this Prospectus, along with their investment goal(s) and principal strategies, risks and investment techniques. SunAmerica may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Allocation Portfolios at any time without prior notice to shareholders. In addition, the investment goal(s) and principal strategies, risks and investment techniques of the Underlying Portfolios held by an Allocation Portfolio may change over time. Additional information regarding the Underlying Portfolios is included in the summary prospectuses and statutory prospectuses, dated May 1, 2018 for those portfolios of the Trust. Copies of the summary prospectuses and statutory prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.
SA AB Growth Portfolio. The Portfolio also invests in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:
•	Active Trading Risk
•	Derivatives Risk
SA AB Small & Mid Cap Value Portfolio. The Portfolio may also invest in technology companies, derivatives (put and call options on U.S. and non-U.S. exchanges, futures, forward commitments and swaps), illiquid securities (up to 15% of net assets) and repurchase agreements. The Portfolio may make short-term investments, and engage in currency swaps and forward currency exchange contracts. Additional risks that the Portfolio may be subject to are as follows:
•	Currency Volatility Risk
•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	Sector Risk
•	Technology Company Risk
SA BlackRock VCP Global Multi Asset Portfolio. The Portfolio may invest in U.S. and non-U.S. REITs and structured products (including, but not limited to, structured notes, credit linked notes and participation notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed income securities). The Portfolio may also invest in securities of emerging market issuers (up to 10% of net assets), junk bonds (up to 10% of net assets) and equity securities of companies with substantial natural resource assets (up to 10% of net assets). In addition, the Portfolio may invest in exchange-traded funds (“ETFs”). Additional risks that the Portfolio may be subject to are as follows:
•	Investment Company Risk
•	Real Estate Industry Risk
•	Risk of Investing in Junk Bonds

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
•	Structured Notes Risk
SA Boston Company Capital Growth Portfolio. The Portfolio may also invest in the equity securities of foreign issuers (up to a maximum of 20% of total assets). Additional risks that the Portfolio may be subject to are as follows:
•	Foreign Investment Risk
SA Columbia Technology Portfolio. The Portfolio may invest in illiquid securities (up to 15% of its assets) and initial public offerings (“IPOs”). The Portfolio may also invest in derivatives, including options, futures, forwards, swap contracts and other derivative instruments. The Portfolio may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset. Additional risks that the Portfolio may be subject to are as follows:
•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Leverage Risk
•	Unseasoned Companies Risk
SA DFA Ultra Short Bond Portfolio. The Portfolio may also invest in Eurodollar obligations and money market funds. Additional risks that the Portfolio may be subject to are as follows:
•	Liquidity Risk
SA Dogs of Wall Street Portfolio. The quarterly selection of the thirty stocks that meet the Portfolio’s criteria will take place no later than 15 days after the end of each quarter. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) invests the additional funds in the selected stocks based on each stock’s respective percentage of the Portfolio’s assets. Additional risks that the Portfolio may be subject to are as follows:
•	Derivatives Risk
•	Large Cap Companies Risk
SA Emerging Markets Equity Index Portfolio. The Portfolio may invest in futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to matching the composition of the Index and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:
•	Futures Risk
SA Federated Corporate Bond Portfolio. The Portfolio may also invest in hybrid instruments; U.S. Treasuries and U.S. government-sponsored enterprises; convertible securities; zero coupon bonds; and deferred interest and pay-in-kind (“PIK”) bonds (up to 35% of net assets). The Portfolio may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	U.S. Government Obligations Risk
•	Credit Quality Risk
•	Convertible Securities Risk
SA Fidelity Institutional AMSM Real Estate Portfolio. The Portfolio may also invest in foreign securities; convertible securities; corporate bonds (including high-yield debt securities); U.S. Government securities and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Convertible Securities Risk
•	Foreign Investment Risk
•	Interest Rate Fluctuations Risk
•	Risk of Investing in Junk Bonds
•	U.S. Government Obligations Risk
SA Fixed Income Index Portfolio. The Portfolio may invest in ETFs that are consistent with the Portfolio’s goal and investment strategies. The Portfolio may also invest in futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:
•	ETF Risk
•	Futures Risk
SA Fixed Income Intermediate Index Portfolio. The Portfolio may invest in ETFs that are consistent with the Portfolio’s goal and investment strategies. The Portfolio may also invest in futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:
•	ETF Risk
•	Futures Risk
SA Franklin Small Company Value Portfolio. The Portfolio also may invest in illiquid securities (up to 15% of net assets); derivatives, such as futures and options; forward commitments; registered investment companies, including ETFs; firm commitments; when issued and delayed-delivery transactions; warrants and rights, and fixed income securities, such as U.S. Government securities and corporate debt instruments. The

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
Portfolio may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Derivatives Risk
•	Illiquidity Risk
•	Interest Rate Fluctuations Risk
•	Investment Company Risk
•	Risk of Investing in Bonds
•	Sector Risk
•	U.S. Government Obligations Risk
SA Global Index Allocation 60/40 Portfolio. The Portfolio may invest in ETFs and in short-term investments. The Portfolio may also invest in derivatives such as stock index futures contracts to facilitate obtaining exposures to equities. Additional risks that the Portfolio may be subject to are as follows:
•	Counterparty Risk
•	Derivatives Risk
•	ETF Risk
•	Futures Risk
•	Investment Company Risk
•	Leverage Risk
•	Risk of Investing in Money Market Securities
SA Global Index Allocation 75/25 Portfolio. The Portfolio may invest in ETFs and in short-term investments. The Portfolio may also invest in derivatives such as stock index futures contracts to facilitate obtaining exposures to equities. Additional risks that the Portfolio may be subject to are as follows:
•	Counterparty Risk
•	Derivatives Risk
•	ETF Risk
•	Futures Risk
•	Investment Company Risk
•	Leverage Risk
•	Risk of Investing in Money Market Securities
SA Global Index Allocation 90/10 Portfolio. The Portfolio may invest in ETFs and in short-term investments. The Portfolio may also invest in derivatives such as stock index futures contracts to facilitate obtaining exposures to equities. Additional risks that the Portfolio may be subject to are as follows:
•	Counterparty Risk
•	Derivatives Risk
•	ETF Risk
•	Futures Risk
•	Investment Company Risk
•	Leverage Risk
•	Risk of Investing in Money Market Securities
SA Goldman Sachs Global Bond Portfolio. The Portfolio may also invest in zero coupon, deferred interest and PIK bonds; firm commitments and when issued and delayed-delivery transactions; collateralized loan obligations (“CLOs”) (up to 5% of net assets); loan participations and assignments; derivatives such as futures and options, swap agreements (including mortgage, currency, credit, interest rate, total return and inflation swaps); forward commitments; and interest rate swaps, caps and collars. Additional risks that the Portfolio may be subject to are as follows:
•	CLO Risk
•	Counterparty Risk
•	Derivatives Risk
•	Hedging Risk
•	Loan Participation and Assignment Risk
•	Prepayment and Extension Risk
SA Goldman Sachs Multi-Asset Insights Portfolio. The Portfolio employs certain risk management restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of its blended index. In particular, these risk management restrictions employ a methodology that measures the amount by which the expected performance of the Portfolio may differ from that of the blended index. The subadviser may from time to time be required to make certain investments that will more closely align the expected returns of the Portfolio with the expected returns of the blended index. These restrictions may limit the Portfolio’s ability to outperform the returns of its respective blended index.
SA Index Allocation 60/40 Portfolio. The Portfolio may invest in ETFs and in short-term investments. The Portfolio may also invest in derivatives such as stock index futures contracts to facilitate obtaining exposures to equities. Additional risks that the Portfolio may be subject to are as follows:
•	Counterparty Risk
•	Derivatives Risk
•	ETF Risk
•	Futures Risk
•	Leverage Risk
•	Risk of Investing in Money Market Securities
SA Index Allocation 80/20 Portfolio. The Portfolio may invest in ETFs and in short-term investments. The Portfolio may also invest in derivatives such as stock index futures contracts to facilitate obtaining exposures to equities. Additional risks that the Portfolio may be subject to are as follows:
•	Counterparty Risk
•	Derivatives Risk
•	ETF Risk
•	Futures Risk

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
•	Leverage Risk
•	Risk of Investing in Money Market Securities
SA Index Allocation 90/10 Portfolio. The Portfolio may invest in ETFs and in short-term investments. The Portfolio may also invest in derivatives such as stock index futures contracts to facilitate obtaining exposures to equities. Additional risks that the Portfolio may be subject to are as follows:
•	Counterparty Risk
•	Derivatives Risk
•	ETF Risk
•	Futures Risk
•	Leverage Risk
•	Risk of Investing in Money Market Securities
SA International Index Portfolio. The Portfolio may invest in ETFs that are consistent with the Portfolio’s goal and investment strategies. The Portfolio may also invest in futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of the Index and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:
•	ETF Risk
•	Futures Risk
SA Invesco Growth Opportunities Portfolio. The Portfolio may also invest in IPOs, ETFs, illiquid securities (up to 15% of its net assets), mid-cap stocks, derivatives (put and call options on U.S. and non-U.S. exchanges, forward commitments and swaps), futures contracts (including index futures) and forward currency contracts. The Portfolio may also make short-term investments. The Portfolio may also invest the securities of a particular issuer when, in the opinion of the subadviser, such securities will be recognized and appreciate in value due to a specific development with respect to the issuer (a “special situation”). Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of, and demand for, the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. Additional risks that the Portfolio may be subject to are as follows:
•	Convertible Securities Risk
•	Counterparty Risk
•	Forward Currency Contracts Risk
•	Illiquidity Risk
•	Investment Company Risk
•	IPO Investing Risk
•	Medium Companies Risk
•	Sector Risk
•	Technology Company Risk
SA Invesco VCP Equity-Income Portfolio. The Portfolio also may invest in investment grade fixed-income securities, but it will not invest more than 10% of its total assets in fixed-income securities rated Baa1, Baa2 or Baa3 by Moody’s or BBB+, BBB or BBB- by S&P Global Ratings (“S&P”) based on the highest rating for split rated securities, or in unrated securities deemed by the Portfolio to be of comparable quality at the time of purchase. The Portfolio may also invest in warrants and rights, real estate investment trusts (“REITs”) (up to 15% of its net assets), securities of foreign issuers (including emerging markets) or depositary receipts (up to 25% of its net assets), options and futures (including interest rate futures), and forward foreign currency contracts or currency forwards. Additional risks that the Portfolio may be subject to are as follows:
•	Counterparty Risk
•	Currency Volatility Risk
•	Depositary Receipts Risk
•	Emerging Markets Risk
•	Foreign Investment Risk
•	Forward Currency Contract Risk
•	Options Risk
•	REITs Risk
•	Tax Risk
•	Warrants and Rights Risk
SA Janus Focused Growth Portfolio. The Portfolio may invest in convertible securities, warrants and IPOs. The Portfolio may also invest in fixed income securities, primarily U.S. government securities, preferred stocks, junk bonds (up to 5% of net assets), investment-grade securities and zero coupon, deferred interest and PIK bonds. The Portfolio may also invest in forward commitment agreements and when-issued and delayed-delivery transactions. The Portfolio may also engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Active Trading Risk
•	Convertible Securities Risk
•	Credit Quality Risk
•	Derivatives Risk
•	Hedging Risk
•	Currency Volatility Risk
•	IPO Investing Risk
•	Risk of Investing in Bonds
•	Risk of Investing in Junk Bonds

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
•	U.S. Government Obligations Risk
SA JPMorgan Diversified Balanced Portfolio. The Portfolio may also invest in emerging markets debt, emerging markets equities, registered investment companies, derivatives, including options and futures, illiquid securities (up to 15% of assets), and may engage in currency transactions and make short-term investments. The Portfolio may invest in derivatives for both hedging and non-hedging purposes, including, for example, to manage and hedge interest rate risk, to lengthen or shorten the duration of fixed income investments, or to gain or reduce exposure to all or a portion of the stock or fixed income markets, respectively. The Portfolio may use forward foreign currency exchange contracts to hedge or manage its foreign currency risk, as well as to gain exposure to certain currencies. Additional risks that the Portfolio may be subject to are as follows:
•	Counterparty Risk
•	Derivatives Risk
•	Emerging Markets Risk
•	Hedging Risk
•	Illiquidity Risk
•	Foreign Sovereign Debt Risk
•	Investment Company Risk
SA JPMorgan Emerging Markets Portfolio. The Portfolio may also invest in REITs (up to 10% of net assets), illiquid securities (up to 15% of its net assets), IPOs and fixed income securities; may engage in equity swaps and options and futures and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Real Estate Industry Risk
•	Counterparty Risk
•	Derivatives Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Risk of Investing in Bonds
SA JPMorgan Equity-Income Portfolio. The Portfolio may also invest in small cap stocks; convertible securities; preferred securities; registered investment companies; ETFs; foreign securities, including securities of issuers in emerging markets, depositary receipts; master limited partnerships (“MLPs”); REITs (up to 10% of assets) and fixed income securities. The Portfolio may engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:
•	Active Trading Risk
•	Call Risk
•	Convertible Securities Risk
•	Depositary Receipts Risk
•	Derivatives Risk
•	Emerging Markets Risk
•	Foreign Investment Risk
•	Hedging Risk
•	Interest Fluctuations Risk
•	Investment Company Risk
•	Real Estate Industry Risk
•	Risk of Investing in Bonds
•	Small-cap Companies Risk
SA JPMorgan Global Equities Portfolio. The Portfolio may also engage in futures. Additional risks that the Portfolio may be subject to are as follows:
•	Derivatives Risk
•	Hedging Risk
SA JPMorgan MFS Core Bond Portfolio. The Portfolio may also invest in illiquid securities (up to 15% of its net assets); IPOs; other investment companies; forward commitments and when-issued, delayed delivery transactions. Additional risks that the Portfolio may be subject to are as follows:
•	Call Risk
•	Illiquidity Risk
•	Investment Company Risk
•	IPO Investing Risk
SA JPMorgan Mid-Cap Growth Portfolio. The Portfolio may also invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and PIK bonds; roll transactions; variable and floating rate obligations; when issued and delayed-delivery transactions; options and futures; forward commitments; registered investment companies; REITs up to 10% of total assets; and high-yield debt securities (“junk bonds”) up to 10% of net assets. Additional risks that the Portfolio may be subject to are as follows:
•	Credit Quality Risk
•	Derivatives Risk
•	Investment Company Risk
•	Real Estate Industry Risk
•	Risk of Investing in Junk Bonds
•	Roll Transactions Risk
•	U.S. Government Obligations Risk
SA Large Cap Growth Index Portfolio. The Portfolio may invest in ETFs that are consistent with the Portfolio’s goal and investment strategies. The Portfolio may also invest in futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to matching the composition of its

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
Index and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:
•	ETF Risk
•	Futures Risk
SA Large Cap Index Portfolio. The Portfolio may also make short-term investments and may invest in registered investment companies, firm commitments and when-issued and delayed-delivery transactions. Additional risks that the Portfolio may be subject to are as follows:
•	Mid-Cap Companies Risk
•	Investment Company Risk
SA Large Cap Value Index Portfolio. The Portfolio may invest in ETFs that are consistent with the Portfolio’s goal and investment strategies. The Portfolio may also invest in futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to matching the composition of its Index and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:
•	ETF Risk
•	Futures Risk
SA Legg Mason BW Large Cap Value Portfolio. The Portfolio may also invest in small- and mid-cap stocks, U.S. government securities and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Headline Risk
•	Small- and Medium-Sized Company Risk
•	U.S. Government Obligations Risk
SA Legg Mason Tactical Opportunities Portfolio. The Portfolio employs certain risk management restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of its blended index. In particular, these risk management restrictions employ a methodology that measures the amount by which the expected performance of the Portfolio may differ from that of the blended index. The subadviser may from time to time be required to make certain investments that will more closely align the expected returns of the Portfolio with the expected returns of the blended index. These restrictions may limit the Portfolio’s ability to outperform the returns of its respective blended index.
The Portfolio may also invest, or obtain exposure to, securities of issuers located in emerging markets. In addition, the Portfolio may invest in REITs. Additional risks that the Portfolio may be subject to are as follows:
•	Emerging Markets Risk
•	REIT Risk
SA MFS Blue Chip Growth Portfolio. The Portfolio may also invest in options and futures, and small- and mid-cap stocks and may make short-term investments (up to 20% of assets). Additional risks that the Portfolio may be subject to are as follows:
•	Derivatives Risk
•	Hedging Risk
•	Small- and Medium-Sized Companies Risk
SA MFS Massachusetts Investors Trust Portfolio. The Portfolio may invest in warrants and rights; when issued and delayed-delivery transactions; options and futures; forward commitments; registered investment companies; corporate debt instruments, U.S. government securities, zero coupon, deferred interest and PIK bonds; roll transactions; variable and floating rate obligations, emerging markets securities, and investment grade debt instruments. The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Active Trading Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Emerging Markets Risk
•	Investment Company Risk
•	Leverage Risk
•	Risk of Investing in Bonds
•	Roll Transactions Risk
•	Small- and Medium-Sized Companies Risk
•	U.S. Government Obligations Risk
SA MFS Telecom Utility Portfolio. The Portfolio may also invest in REITs, hybrid instruments and over-the-counter (“OTC”) securities. The Portfolio may make short-term investments. The subadviser may engage in frequent and active trading of portfolio securities. Additional risks that the Portfolio may be subject to are as follows:
•	Active Trading Risk
•	Leverage Risk
•	OTC Risk
•	Prepayment and Extension Risk
•	Real Estate Industry Risk
SA MFS Total Return Portfolio. The Portfolio may also invest in municipal securities; warrants; zero-coupon, delayed interest and PIK bonds; junk bonds; when-issued and delayed-delivery transactions; hybrid instruments; inverse floaters; options and futures; currency transactions; forward commitments;

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
registered investment companies; loan participations; equity swaps; roll transactions; short sales; and variable and floating rate securities. The Portfolio may also make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Active Trading Risk
•	Currency Volatility Risk
•	Credit Quality Risk
•	Derivatives Risk
•	Inverse Floater Risk
•	Investment Company Risk
•	Leverage Risk
•	Loan Participation and Assignment Risk
•	Risk of Investing in Junk Bonds
•	Risk of Investment in Municipal Securities
•	Roll Transactions Risk
•	Short Sales Risk
•	Small- and Medium-Sized Companies Risk
SA Mid Cap Index Portfolio. The Portfolio may invest in ETFs that are consistent with the Portfolio’s goal and investment strategies. The Portfolio may also invest in futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of its Index and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:
•	ETF Risk
•	Futures Risk
SA Morgan Stanley International Equities Portfolio. The Portfolio may also invest in illiquid securities (up to 15% of its net assets); options (up to 10% of assets) and futures (up to 15% of assets); forward commitments; registered investment companies; ETFs and firm commitment agreements. The Portfolio may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Counterparty Risk
•	Currency Volatility Risk
•	Depositary Receipts Risk
•	Hedging Risk
•	Investment Company Risk
•	Non-Hedging Foreign Currency Risk
•	Sector Risk
SA Oppenheimer Main Street Large Cap Portfolio. The Portfolio may also make short-term investments; and may invest in options and futures, fixed income securities, preferred stocks, convertible securities, registered investment companies
(including ETFs), MLPs; money market instruments and illiquid/restricted securities. Additional risks that the Portfolio may be subject to are as follows:
•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	Sector Risk
•	Unseasoned Companies Risk
•	Convertible Securities Risk
•	Investment Company Risk
•	Risk of Investing in Bonds
SA PIMCO VCP Tactical Balanced Portfolio. The Portfolio may invest in ETFs. The Portfolio’s fixed income component may also invest up to 5% of the Portfolio’s total assets in high-yield debt securities (“junk bonds”) rated CCC or higher by Moody’s Investors Service (“Moody’s”), or equivalently rated by S&P or Fitch Ratings (“Fitch”), or, if unrated, determined by the subadviser to be of comparable quality. The Portfolio’s equity component may not invest in high-yield debt securities. The Portfolio may also invest in equity securities (including foreign or emerging market equity securities), and forward currency contracts. Additional risks that the Portfolio may be subject to are as follows:
•	Forward Currency Contract Risk
•	Investment Company Risk
•	Loan Participation and Assignment Risk
•	Risk of Investing in Junk Bonds
•	Risks of Investing in Municipal Securities
•	Tax Risk
SA PineBridge High-Yield Bond Portfolio. The Portfolio may also invest in illiquid securities (up to 15% of its net assets), loan participations and assignments and short sales. Additional risks that the Portfolio may be subject to are as follows:
•	Illiquidity Risk
•	Loan Participation and Assignment Risk
•	Short Sales Risk
SA Putnam International Growth and Income Portfolio. The Portfolio may also invest in foreign small-cap stocks and domestic equity securities, hybrid instruments, derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes, and IPOs. The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Active Trading Risk
•	Credit Quality Risk
•	Currency Volatility Risk

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
•	Derivatives Risk
•	Hedging Risk
•	IPO Investing Risk
•	Non-Hedging Foreign Securities Trading Risk
•	Small-Cap Companies Risk
SA Schroders VCP Global Allocation Portfolio. The Portfolio may also invest in junk bonds and REITs (together up to 10% of net assets). Additional risks that the Portfolio may be subject to are as follows:
•	Real Estate Industry Risk
•	Risk of Investing in Junk Bonds
SA Small Cap Index Portfolio. The Portfolio may invest in ETFs that are consistent with the Portfolio’s goal and investment strategies. The Portfolio may also invest in futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of its Index and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:
•	ETF Risk
•	Futures Risk
SA T. Rowe Price Asset Allocation Growth Portfolio. The Portfolio employs certain risk management restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of its blended index. In particular, these risk management restrictions employ a methodology that measures the amount by which the expected performance of the Portfolio may differ from that of the blended index. The subadviser may from time to time be required to make certain investments that will more closely align the expected returns of the Portfolio with the expected returns of the blended index. These restrictions may limit the Portfolio’s ability to outperform the returns of its respective blended index.
SA T. Rowe Price VCP Balanced Portfolio. The Portfolio may also invest in other securities and debt instruments, such as preferred stocks, convertible securities, and bank loans, as well as use derivatives, such as futures contracts and swaps, that are consistent with its investment program. The Portfolio may invest in foreign fixed income securities, including securities of emerging market issuers. In addition, the Portfolio may invest a portion of its assets in other investment companies that invest in common stock and/or fixed income securities, including investment companies affiliated with the Portfolio’s subadviser. Additional risks that the Portfolio may be subject to are as follows:
•	Convertible Securities Risk
•	Derivatives Risk
•	Foreign Sovereign Debt Risk
•	Illiquidity Risk
•	Investment Company Risk
•	Loan Risk
•	Preferred Stock Risk
SA Templeton Foreign Value Portfolio. The Portfolio may also invest in fixed income securities of both U.S. and foreign corporate and government issuers and make short-term investments. The Portfolio may invest in illiquid securities (up to 15% of its assets) and securities with a limited trading market (up to 10% of its assets). The Portfolio may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. Additional risks that the Portfolio may be subject to are as follows:
•	Derivatives Risk
•	Hedging Risk
•	Interest Rate Fluctuations Risk
•	Risk of Investing in Bonds
•	U.S. Government Obligations Risk
SA VCP Index Allocation Portfolio. The Portfolio may invest in ETFs. The Portfolio may use derivatives, such as futures contracts and swaps, that are consistent with its investment program. The Portfolio may invest in foreign fixed income securities, including securities of emerging market issuers. Additional risks that the Portfolio may be subject to are as follows:
•	Counterparty Risk
•	Derivatives Risk
•	Emerging Markets Risk
•	ETF Risk
•	Futures Risk
•	Leverage Risk
SA WellsCap Aggressive Growth Portfolio. The Portfolio may also invest in illiquid securities (up to 15% of net assets) and IPOs. Additional risks that the Portfolio may be subject to are as follows:
•	Illiquidity Risk
•	IPO Investing Risk
SA WellsCap Fundamental Growth Portfolio. The Portfolio may also invest in REITs, registered investment companies and ETFs, commingled funds and cash instruments maturing in one year or less, illiquid securities (up to 15% of its net assets) and IPOs. Additional risks that the Portfolio may be subject to are as follows:
•	Real Estate Industry Risk
•	Illiquidity Risk
•	IPO investing
•	Investment Company Risk

Additional Information About the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio
In addition to the Portfolios’ principal investments discussed in their respective Portfolio Summaries, the Portfolios may from time-to-time purchase Underlying Portfolios that invest in additional securities and utilize various investment techniques. Descriptions of these investments and risks are included in the “Glossary” section under “Investment Terms” and “Risk Terminology.” In addition to the securities and techniques described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust’s Statement of Additional Information, which you may obtain free of charge (see back cover).
From time to time, the Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio’s investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment goals.
Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts. Percentage limitations may be calculated based on the Portfolio’s total or net assets. “Total assets” means net assets plus liabilities (e.g., borrowings). If not specified as net assets, the percentage is calculated based on total assets.
The principal investment goals and strategies for each of the Portfolios in this Prospectus are non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be given at least 60 days’ written notice in advance of any change to a Portfolio’s investment goals.
Understanding the Portfolio
Each Portfolio’s design is based on well-established principles of asset allocation and diversification, combined with an overlay strategy designed to adjust the Portfolio’s net equity exposure to maintain a relatively constant exposure to equity market volatility over time. Each Portfolio has two separate components: the Fund-of-Funds Component and the Overlay Component.
The Fund-of-Funds Component (70%-90%)
Each Portfolio’s Fund-of-Funds Component will invest substantially all of its assets in Underlying Portfolios that are portfolios of the Underlying Trusts.
SunAmerica establishes a target allocation between the two broad asset classes (equity and fixed income) within a range of
50% to 80% of the Fund-of-Funds Component’s assets allocated to Underlying Portfolios that invest primarily in equities and 20% to 50% of its assets to fixed income securities or instruments through Underlying Portfolios and direct investments. SunAmerica utilizes many factors, including research provided by independent consultants. SunAmerica, and not the Portfolios, pays the consultants.
SunAmerica considers a variety of factors, including the relationships between the various asset classes and their long-term outlook for risk and return characteristics, to determine the target allocations between the following asset classes: large cap, mid cap, small cap, foreign equity, and fixed income securities. In selecting the Underlying Portfolios through which to achieve the asset allocation targets, SunAmerica considers, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, growth or value investment process (for SA VCP Dynamic Strategy Portfolio only), historic performance, expenses, investment teams, reputation of the subadvisers, and any diversification benefit to the overall Portfolio’s holdings. The Fund-of-Funds Component is designed to include allocations to Underlying Portfolios that vary with respect to subadvisers, investment process, and investment style (such as deep value versus relative value), and in some cases may include passively-managed components. While the Fund-of-Funds Component of the SA VCP Dynamic Strategy Portfolio will normally be invested in both growth and value-oriented equity Underlying Portfolios, it is expected to have a greater allocation to value equity Underlying Portfolios.
SunAmerica may add new Underlying Portfolios, replace existing Underlying Portfolios or change a Portfolio’s asset allocation among the Underlying Portfolios, without notice to investors, depending upon, among other factors, changing market environment, changes to target asset allocations, changes to the investment personnel, investment process, performance or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a better diversification benefit to the Portfolio. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by SunAmerica, a corresponding shift of allocations among the remaining Underlying Portfolios generally will result. While each Portfolio retains the ability to invest in an Underlying Portfolio that holds only money market securities, it does not anticipate doing so due to the amount of cash and other liquidity available within the Underlying Portfolios. Each Portfolio may use daily cash flows to maintain the Underlying Portfolios’ weights near the target or to change target allocations. In some cases, sales and purchases of Underlying Portfolios may be used to move Underlying Portfolio weights towards the target more quickly. Sales and purchases of Underlying Portfolios by a Portfolio may lead to increased portfolio turnover within the Underlying Portfolios. In the event of such redemptions or investments, the Underlying Portfolio could be required to sell securities or to invest cash at

Additional Information About the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio
a time when it is not advantageous for the Underlying Portfolio to do so.
Appendix A to this Prospectus lists the Underlying Portfolios in which the Portfolios may invest their assets, as of the date of this Prospectus, along with their investment goal and principal strategies, risks and investment techniques. SunAmerica may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolios at any time without prior notice to shareholders. In addition, the investment goal and principal strategies, risks and investment techniques of the Underlying Portfolios held by a Portfolio may change over time. Additional information regarding the Underlying Portfolios is included in the summary prospectuses and statutory prospectuses, dated May 1, 2018 for those portfolios of the Trust and Anchor Series Trust, and dated July 29, 2017 for those portfolios of the Seasons Series Trust. Copies of the summary prospectuses and statutory prospectuses may be obtained free of charge by calling or writing the Underlying Trusts at the telephone number or address on the back cover page of this Prospectus.
Each Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including a Portfolio. SunAmerica may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, SunAmerica may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting a Portfolio’s opportunity to invest in the Underlying Portfolio. Although a Portfolio’s Fund-of-Funds Component’s investments in the Underlying Portfolios attempt to achieve the target allocation to equity and fixed income Underlying Portfolios, as set forth in its Portfolio Summary, the actual allocations may be different from the target. Actual allocations may differ from target allocations due to, among other things, changes to the Underlying Portfolios’ asset values due to market movements or because of a recent change in the target allocation. Portfolio cash flows are expected to be the primary tool for maintaining or moving Underlying Portfolios towards the target allocation, although SunAmerica may, from time to time, rebalance allocations to correspond to the target allocations through either purchases and sales of Underlying Portfolios or through allocating Portfolio cash flows below or above the target allocations. When SunAmerica rebalances the Underlying Portfolios to its target allocation (whether through cash flow allocations or purchases or sales), it does so based on the most recent value of the Underlying Portfolios, which may be higher or lower than the value on the date of purchase.
The Fund-of-Funds Component seeks capital appreciation primarily through its investments in Underlying Portfolios that invest in equity securities. These investments may include
Underlying Portfolios that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations, and in the case of SA VCP Dynamic Strategy Portfolio, market capitalizations with above average growth potential, but are expected to include to a lesser extent Underlying Portfolios that invest primarily in small- and mid-cap U.S. companies and foreign companies. A Portfolio normally does not expect to have more than 25% of its total assets allocated to Underlying Portfolios investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Portfolios investing primarily in emerging markets. The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Portfolios that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but no more than 5% of a Portfolio’s total assets are expected to be invested in Underlying Portfolios investing primarily in high-yield, high-risk bonds (commonly known as “junk bonds”). Please note that the Acquired Fund Fees and Expenses of the Underlying Portfolios, as set forth in the Portfolio Summaries, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because of the costs incurred by a Portfolio in connection with its investment in the Underlying Portfolios, the costs of investing in the Underlying Portfolios through the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. A Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of a Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by SunAmerica or the services of the subadviser in connection with the Overlay Component. In addition, not all of the Underlying Portfolios are offered in insurance products that are currently available to new contract owners.
The Overlay Component (10%-30%)
The Overlay Component comprises the remaining 10% to 30% of each Portfolio’s total assets. The Overlay Component will invest in fixed income securities to generate current income and to serve as collateral for derivatives transactions. The Overlay Component will also invest in short-term investments to manage the overall Portfolio’s daily cash flows and liquidity needs and to serve as collateral for derivative transactions. The Overlay Component may also increase or reduce a Portfolio’s net equity exposure through stock index futures, stock index options, options on stock index futures, and stock index swaps (“Stock Index Instruments”). If a Portfolio’s subadviser determines that the Stock Index Instruments are not being accurately priced by the market in relation to the price of the actual stocks in the

Additional Information About the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio
S&P 500 Index, the subadviser may invest in stock positions directly to emulate the index until such time as the Stock Index Instruments’ valuations return to fair value.
A Portfolio’s investment in derivative instruments will be used to increase or decrease the Portfolio’s overall net equity exposure, and therefore, its volatility and return potential. High levels of volatility may result from rapid and dramatic price swings. Through the use of derivative instruments, a Portfolio’s subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the operation of the formula is expected to result in an average net equity exposure over long-term periods of approximately 60%-65%. For example, when the market is in a state of higher volatility, the subadviser may decrease its Portfolio’s net equity exposure by taking a short position in derivative instruments. The use of derivatives in this manner may expose a Portfolio to leverage when the Portfolio’s index futures position is larger than the collateral backing it. Trading in the Overlay Component will be managed in accordance with established guidelines in an attempt to maintain a relatively stable exposure to equity market volatility over time, subject to minimum and maximum net equity exposure ranges.
A subadviser will manage its respective Portfolio’s net equity exposure using a formula provided by the Adviser and developed by affiliated insurance companies of the Adviser. The formula is based on equity market measures of S&P 500 Index volatility, and is intended to provide guidance to the subadviser with respect to the allocation of the Overlay Component’s assets among general categories. A subadviser is responsible for determining in which securities or derivative instruments to invest and for making the Overlay Component investments for its respective Portfolio. Adjusting a Portfolio’s equity exposure when equity market volatility increases or decreases is intended to stabilize the Portfolio’s volatility related to equity markets, although no assurance can be made that such adjustment will have the intended effect. The formula used by a subadviser may change over time based on proposals by the affiliated insurance companies. Any changes to the formula proposed by the affiliated insurance companies will be implemented only if they are approved by the Adviser and a Portfolio’s Board, including a majority of the non-interested trustees of the Trust.
A Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure. If a subadviser increases its respective Portfolio’s net equity exposure and equity markets decline, the Portfolio may underperform traditional or static allocation funds. Likewise, if a subadviser reduces its respective Portfolio’s net equity exposure and equity markets rise, the Portfolio may also underperform traditional or static allocation funds.
In addition to managing its respective Portfolio’s net equity exposure as described above, a subadviser will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Portfolio cash flows and liquidity needs, and manage collateral for the derivative instruments. Each subadviser will manage the fixed income investments of its respective Portfolio’s Overlay Component by investing only in securities rated investment grade or higher by a nationally recognized statistical rating organization, or, if unrated, determined by the subadviser to be of comparable quality. A portion of the Overlay Component may be held in short-term investments as needed, in order to manage daily cash flows to or from the Portfolio or to serve as collateral.

Glossary
Investment Terms

Capital appreciation/growth is an increase in the market value of securities held.
Collateralized debt obligations (“CDOs”) are types of asset-backed securities and include collateralized bond obligations (i.e., trusts often backed by a diversified pool of high risk, below investment grade fixed income securities) and collateralized loan obligations (i.e., trusts typically collateralized by a pool of loans), among other trusts. CDOs may charge management and other administrative fees.
CLOs (collateralized loan obligations) include trusts typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees.
Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.
Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.
Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.
Custodial receipts and trust certificates represent interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.
Defensive investments include high-quality, fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.
Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRS are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. EDRs (issued in Europe) and GDRs (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.
A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified security or an index.
An “emerging market” country is any country that is included in the MSCI Emerging Markets Index. See definition of “Foreign securities” for additional information.
Equity securities. Equity securities such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:
•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.
•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.
•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.
Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities

Glossary
or an index) for a component of return on another non-equity or equity investment.
ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the ETFs have management fees which increase their cost. A Portfolio’s ability to invest in ETFs is limited by the Investment Company Act of 1940 (the “1940 Act”).
A firm commitment is a buy order for delayed delivery in which a Portfolio agrees to purchase a security from a seller at a future date, stated price, and fixed yield. The agreement binds the seller as to delivery and binds the purchaser as to acceptance of delivery.
Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:
•	Agency discount notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.
•	Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.
•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.
•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by SunAmerica or the subadviser). The two best-known debt rating agencies are S&P and Moody’s. Investment grade refers to any security rated “BBB-” or above by S&P or Fitch, or “Baa3” or above by Moody’s, or if unrated, determined to be of comparable quality by SunAmerica or the subadviser.
•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.
•	Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. They include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property.
•	Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.
•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.
•	U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are generally considered to be of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they are expected to be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.
•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide

Glossary
that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.
Foreign securities are issued by (i) foreign governments or their agencies and instrumentalities, and (ii) companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue or profits from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country. Foreign securities include, but are not limited to, foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies, ADRs or other similar securities that represent interests in foreign equity securities, such as EDRs and GDRs. A Portfolio’s investments in foreign securities may also include securities from emerging market issuers. An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by SunAmerica or subadviser.
A forward foreign currency contract or “currency forward” is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Currency forwards are generally used to protect against uncertainty in the level of future exchange rates. Currency forwards do not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but they do fix a rate of exchange in advance. Currency forwards limit the risk of loss due to a decline in the value of the hedged currencies, but at the same time they limit any potential gain that might result should the value of the currencies increase.
Fundamental analysis is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.
Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.
A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.
“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.
Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a credit linked note, in which a special purpose entity issues an OTC structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.
Illiquid/Restricted securities. These securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.
Income is interest payments from bonds or dividends from stocks.
Inflation swaps are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.
Interest rate swaps, caps, floors and collars. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered

Glossary
to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.
Loan participations and assignments are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.
Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and Underlying Portfolios and the indices described below change over time. A Portfolio or Underlying Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Portfolios and Underlying Portfolios, except as noted in a Portfolio’s or Underlying Portfolio’s Summary:
•	Large-Cap companies will include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on May 12, 2017, the market capitalization range of the companies in the Russell 1000® Index was approximately $2.4 billion to $813.9 billion.
•	Mid-Cap companies will include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on May 12, 2017, the market capitalization range of the companies in the Russell Midcap® Index was $2.4 billion to $29.4 billion.
•	Small-Cap companies will include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on May 12, 2017, the market capitalization range of the companies in the Russell 2000® Index was $144 million to $4.4 billion.
MLPs (Master Limited Partnerships) are companies in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Portfolio if it invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.
“Net assets” when referred to under “Investment Goal” and “Principal Investment Strategies of the Portfolio” for a Portfolio takes into account borrowings for investment purposes.
Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When a Portfolio purchases an OTC swaption, it increases its credit risk exposure to the counterparty.
Qualitative analysis uses subjective judgment based on nonquantifiable information, such as, but not limited to, management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.
Quantitative analysis is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Glossary
Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.
Registered investment companies are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.
REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate, residential real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT.
Roll transactions involve the sale of mortgage or other asset-backed securities with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.
Short sales involve the selling of a security which a Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions, a Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. A Portfolio bears the risk that the price at the time of replacement may be greater than the price at which the security was sold. When a Portfolio sells futures contracts, it is exposed to the risks associated with short sales, including sudden and unlimited losses. Certain Portfolios are not required to make short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.
Short-term investments. Short-term investments include money market securities, such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.
A special situation arises when, in the opinion of the adviser or subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Treasury inflation-protected securities or “TIPS” are U.S. Treasury securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on
TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.
Total return is a measure of performance which combines all elements of return including income and capital gain or loss.
Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.
A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.
Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of a Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by a Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.
When-issued securities, delayed delivery and forward commitment transactions. The Portfolios may purchase or sell when-issued securities that have been authorized but not yet issued in the market. In addition, a Portfolio may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Portfolios may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before

Glossary
the settlement date. Conversely, the sale of securities on a when-issued or forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date.
Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.

Risk Terminology

Active Trading Risk. A Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Affiliated Fund Rebalancing Risk. A Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, a Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, a Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Affiliated Portfolio Risk. In managing a Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating a Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Asset Allocation Risk. A Portfolio’s ability to achieve its investment goal depends in part on a subadviser’s skill in determining a Portfolio’s investment strategy allocations. Although allocation among different investment strategies generally reduces risk and exposure to any one strategy, the risk remains that a subadviser may favor an investment strategy that performs poorly relative to other investment strategies.
With respect to a Portfolio that invests in Underlying Portfolios, the Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. A Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by a Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
CLO Risk. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which a Portfolio invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a Portfolio as illiquid securities. However an active dealer market may exist for CLOs allowing a CLO to qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers.
Convertible Securities Risk. The values of the convertible securities in which a Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall.

Glossary
Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by a Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Country, Sector or Industry Focus Risk. To the extent a Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.
Credit Risk. The risk that an issuer will default on interest or principal payments. A Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.
Credit Default Swap Risk. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. Credit default swaps increase counterparty risk when a Portfolio is the buyer. Commodity Futures Trading Commission("CFTC") rules require that certain credit default swaps be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. As a general matter, these rates have increased costs in connection with trading these instruments.
Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Currency Volatility Risk. The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar-denominated securities.
Currency Transactions Risk. A Portfolio may not fully benefit from or may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Portfolio’s holdings. A Portfolio’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
Depositary Receipts Risk. Depositary receipts, such as ADRs and other depositary receipts, including GDRs, EDRs, are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (e.g., stock options, futures, caps, floors, etc.). In recent years, derivative instruments have become increasingly important in the field of finance. Futures and

Glossary
options are traded on different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative instruments, such as structured notes, may be part of a public offering. To the extent a derivative is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap or other derivative is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from a Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with a Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk. (See “Additional Information about Derivatives Risks” below.)
A Portfolio is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, a Portfolio must set aside liquid assets (referred to sometimes as “asset segregation”), or engage in other measures, while the derivatives instruments are held. Generally, under current law, a Portfolio must set aside liquid assets equal to the full notional value for derivative contracts that are not contractually required to “cash-settle.” For derivative contracts that are contractually required to cash-settle, a Portfolio generally only needs to set aside liquid assets in an amount equal to a Portfolio’s daily marked-to-market net obligation rather than the contract’s full notional value. A Portfolio reserves the right to alter its asset segregation policies in the future to comply with changes in the law or interpretations thereunder.
Special Risks of Forwards. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, a Portfolio faces the risk that its counterparties may not perform their obligations. Forward contracts on many commodities are not regulated by the CFTC and therefore, a Portfolio will not receive any benefit of CFTC or Securities and Exchange Commission (“SEC”) regulation when trading forwards on those commodities. Forwards on currencies are subject to certain CFTC regulations including, when the forwards are cash-settled, rules applicable to swaps.
Special Risks of Options. A Portfolio may buy or sell put and call options that trade on U.S. or foreign exchanges. A Portfolio may also buy or sell OTC options, which subject the Portfolio to the risk that a counterparty may default on its obligations. In selling (referred to as “writing”) a put or call option, there is a risk that, upon exercise of the option, the Portfolio may be required to buy (for written puts) or sell (for written calls) the underlying investment at a disadvantageous price. A Portfolio may write call options on a security or other investment that the Portfolio owns (referred to as “covered calls”). If a covered call sold by a Portfolio is exercised on an investment that has increased in value above the call price, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit on the investment above the call price. Options purchased on futures contracts on foreign exchanges may be exposed to the risk of foreign currency fluctuations against the U.S. dollar.
Special Risks of Swaps. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. CFTC rules require certain interest rate and credit default swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is designed to reduce counterparty credit risk, in some cases it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As certain swaps become more standardized, the CFTC may require other swaps to be centrally cleared and traded, which may make it more difficult for a Portfolio to use swaps to meet its investment needs. A Portfolio also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Portfolio will assume the risk that the clearinghouse may be unable to perform its obligations.
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank Act”), regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter swaps with a Portfolio. Shares of investment companies (other than money market funds) may not be posted as collateral under these regulations. The additional requirements for posting of initial margin in connection with over-the-counter swaps will be phased-in through 2020. In addition, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.
Disciplined Strategy Risk. Certain Portfolios will not deviate from their strategies (except to the extent necessary to comply with federal tax laws or other applicable laws). If a Portfolio is committed to a strategy that is unsuccessful, the Portfolio will

Glossary
not meet its investment goal. Because a Portfolio using a Disciplined Strategy generally will not use certain techniques available to other mutual funds to reduce stock market exposure (e.g., derivatives), such a Portfolio may be more susceptible to general market declines than other mutual funds.
Dynamic Allocation Risk. To the extent a Portfolio invests in Underlying Portfolios, the Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the investment process that will determine the selection of the Underlying Portfolios and the volatility formula that the subadviser will use to determine the allocation and reallocation of the Portfolio’s assets among the various asset classes and instruments may not produce the desired result. A Portfolio is also subject to the risk that the subadviser may be prevented from trading certain derivatives effectively or in a timely manner.
Emerging Markets Risk. The risks associated with investments in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. Risks associated with investments in emerging markets may include delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments, and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. A Portfolio may be exposed to emerging market risks directly (through certain futures contracts and other derivatives whose values are based on emerging market indices or securities).
Equity Securities Risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Certain Portfolios are indirectly exposed to this risk through their investments in futures contracts and other derivatives.
ETF Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Portfolio could lose money investing in an ETF. See “Investment Company Risk.”
Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and a Portfolio will also suffer from the inability to invest in higher yielding securities.
Failure to Match Index Performance. The ability of the Portfolio to match the performance of its Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
Financial Institutions Sector Risk. Banks and financial institutions are subject to potentially restrictive government controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.
Floating Rate Securities Risk. Floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest

Glossary
rates decline. The absence of an active market for these securities could make it difficult for a Portfolio to dispose of them if the issuer defaults.
Foreign Investment Risk. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened for emerging markets issuers. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Forward Currency Contracts Risk. The use of forward contracts involves the risk of mismatching a Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.
Fund-of-Funds Risk. The costs of investing in a fund-of-funds may be higher than the costs of investing in a mutual fund that only invests directly in individual securities. An Underlying Portfolio may change its investment objective or policies without a fund-of-fund’s approval, which could force the fund-of-funds to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to it. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the fund-of-funds would indirectly bear the costs of these trades without accomplishing any investment purpose.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.
Growth Stock Risk. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Headline Risk. Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While an investment manager will research companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment, by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Illiquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a Portfolio’s share price may fall dramatically. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the

Glossary
capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions. Derivatives may also be subject to illiquidity risk.
Income Risk. The ability of a Portfolio’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from a Portfolio may drop as well.
Indexing Risk. Certain Portfolios are passively managed to an index and, as a result, a Portfolio generally will not sell securities in its portfolio and buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, you may suffer losses that you would not experience with an actively-managed mutual fund.
Initial Public Offering Investing Risk. A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.
Insurer Risk. A Portfolio may purchase municipal- and mortgage- and asset-backed securities that are insured under policies issued by certain insurance companies. Insured municipal and mortgage- and asset-backed securities typically receive a higher credit rating, allowing the issuer of the securities to pay a lower interest rate. In purchasing such insured securities, the portfolio manager gives consideration to the credit quality of the both the issuer and the insurer. The insurance reduces the credit risk for a particular security by supplementing the creditworthiness of the underlying security and provides an additional source for payment of the principal and interest of a security in the case the original issuer defaults. Certain of the insurance companies that provide insurance for these securities provide insurance for subprime securities. Recently, the value of subprime securities (securities backed by subprime loans or mortgages) has declined and some have defaulted, increasing a bond insurer’s risk of having to make payments to holders of those securities. In addition, some of these insurers have sold insurance, in the form of credit default swaps, on these same securities. Because of those risks, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent and be unable to pay in the event the issuer defaults. In either event, the securities insured by such an insurance company may become susceptible to increased risk lower valuations and possible loss.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Inverse Floaters. Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.
Investment Company Risk. The risks of a Portfolio owning other investment companies, including ETFs or Underlying Portfolios, generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities underlying the other investment companies purchased or sold by a Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have management fees that increase their costs versus owning the underlying securities directly. See also “ETF Risk.”
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Japan Exposure Risk – The Japanese economy faces a number of long-term problems, including massive government debt, the aging and shrinking of the population, an unstable financial sector and low domestic consumption. Japan has experienced natural disasters of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy

Glossary
may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).
Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Leverage Risk. A Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. A Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments. The use of leverage may cause a Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase a Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause a Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Liquidity Risk. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down.
Loan Participations and Assignments Risk. Typically, there is no liquid market for participations and assignments; a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio’s ability to dispose of particular assignments or participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.
Transactions in loan participations and assignments may settle on a delayed basis, resulting in the proceeds from the sale of a loan participation or assignment not being available to make additional investments or to meet a Portfolio’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Portfolio may hold additional cash, sell investments or temporarily borrow from banks or other lenders.
Loan Risk. Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
A Portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a Portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a Portfolio’s liquidity needs. When purchasing a participation, a Portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a Portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institutions interests with respect to a loan may involve additional risks.
Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
Transactions in loans may settle on a delayed basis, resulting in the proceeds from the sale of a loan not being available to make

Glossary
additional investments or to meet a Portfolio’s redemption obligations. To the extend the extended settlement process gives rise to short-term liquidity needs, a Portfolio may hold additional cash, sell investments or temporarily borrow from banks or other lenders.
Management Risk. A Portfolio is subject to management risk because it is an actively-managed investment portfolio. A Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. A Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, SunAmerica’s or the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Mid-Cap Companies Risk. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies.
Model Risk. A subadviser’s investment models may not adequately take into account certain factors and may result in the Portfolio having a lower return than if the Portfolio were managed using another model or investment strategy. In addition, the investment models used by a subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Non-Diversification Risk. Certain Portfolios are organized as “non-diversified” Portfolios. A non-diversified Portfolio may invest a larger portion of its assets in the stocks of a single company than a diversified fund, and thus can concentrate in a smaller number of issuers. A Portfolio’s risk is increased because the effect the performance of each security on the Portfolio’s overall performance is greater.
Non-Hedging Foreign Currency Trading Risk. A Portfolio may engage in forward foreign currency transactions for speculative purposes. A Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.
Options Risk. Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying security or reference asset that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the security or reference asset underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.
Over-the-Counter Risk. OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and a Portfolio may experience difficulty in purchasing or selling these securities at a fair price.
“Passively Managed” Strategy Risk. A Portfolio or Underlying Portfolio following a passively managed strategy will not deviate from its investment strategy. In most cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio or Underlying Portfolio will not sell stocks in

Glossary
its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.
Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments.  Deferred dividend payments could have adverse tax consequences for a Portfolio and may cause the preferred stock to lose substantial value.Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Prepayment Risk. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.
Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.
Real Estate Industry Risk. Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. If a Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain exemption from registration under the 1940 Act. REITs may be leveraged, which increases risk.
Redemption Risk. A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the Portfolio’s net asset value per share to decline.
Regulatory Risk. Derivative contracts, including, without limitation, futures, swaps and currency forwards, are subject to regulation under the Dodd-Frank Act in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. With respect to swaps, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Portfolio. Shares of investment companies (other than money market funds) may not be posted as collateral under these regulations. The additional requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. In addition, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, along with additional regulations under the Dodd-Frank Act regarding clearing and mandatory trading and trade reporting of derivatives, generally have increased the costs of trading in these instruments and, as a result, may affect returns to investors in a Portfolio.
REIT (Real Estate Investment Trusts) Risk. A Portfolio may invest in REITs. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code of 1986, as amended (the “Code”) requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks. A Portfolio will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid

Glossary
by the Portfolio. REITs may be leveraged, which increases risk. In addition, recent legislation permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, but does not permit a regulated investment company paying dividends attributable to such income to pass through this special treatment to its shareholders. Unless future legislation or regulation provides for a pass-through, investors in such a regulated investment company will treat such distributions as ordinary dividend income, as under prior law, whereas a direct REIT investor would benefit from the special treatment.
Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause a Portfolio’s income and the value of a Portfolio to decline.
Risks of CDOs. CDOs are types of asset-backed securities. The risks of an investment in a CDO depend largely on the quality and type of the collateral securities and the class of the CDO in which a Portfolio invests. In addition to being subject to the risks of securitized instruments generally, CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value or be downgraded; (iii) the risk that a Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Portfolio could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Risks of CMBS. CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may not be backed by the full faith and credit of the U.S. Government. In addition to being subject to the risks of securitized instruments generally, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.
Risks of CMOs. CMOs are hybrid mortgage-backed instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities.
While CMO collateral is generally issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater credit risk. In the event of default by an issuer of a CMO, a Portfolio will be less likely to receive payments of principal and interest. In addition to being subject to the risks of securitized instruments generally, CMOs may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.
Risk of Conflict with Insurance Company Interests – Risk Management. Managing a Portfolio’s risks relative to its benchmark index may reduce the risks and hedging costs assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of a Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and SunAmerica by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of a Portfolio’s investment strategy may have the effect of mitigating the financial risks to which the affiliated insurance companies are subject as a result of providing those guaranteed benefits and the hedging costs associated with providing such benefits. In addition, a Portfolio’s performance may be lower than similar portfolios that do not employ the same risk management constraints.
Risk of Conflict with Insurance Company Interests – Volatility Management. Managing a Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of a Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and SunAmerica by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of a Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, a Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.
Risk of Investing in Bonds. As with any fund that invests significantly in bonds, the value of your investment in a

Glossary
Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Risk of Investing in Junk Bonds. Certain Portfolios may invest in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Risk of Investing in Money Market Securities. Because a Portfolio invests in high-quality short-term obligations (“money market securities”), it may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
Risks of Investing in Municipal Securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.
Risk of Investing in Sub-Prime Debt Securities. The issuer of a sub-prime debt security may default on its payments of interest or principal on a security when due. These risks are more pronounced in the case of sub-prime debt instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress.
Roll Transactions Risk. Roll transactions involve certain risks, including the following: if the broker-dealer to whom a Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the adviser/subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Securities Selection Risk. A strategy used by a Portfolio, or individual securities selected by SunAmerica or the subadviser, may fail to produce the intended return.
Settlement Risk. Investments purchased on an extended-settlement basis, such as when-issued, forward commitment or delayed-delivery transactions, involve a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on an extended-settlement basis involves the risk that the value of the securities sold may increase before the settlement date.
Short Sales Risk. Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested. When a Portfolio sells futures contracts, the Portfolio is exposed to the risks associated with short sales.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies. In addition, small- and mid-cap companies may be traded in OTC markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.
Small-Cap Companies Risk. Securities of small-cap companies are usually more volatile and entail greater risks than securities of large companies.
Structured Notes Risk. Structured notes and other related instruments are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes a Portfolio to the credit risk of the issuer of the

Glossary
structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Tax Risk. The use of certain derivatives may cause a Portfolio to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. A Portfolio’s use of derivatives may be limited by the requirements for taxation of a Portfolio as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of a Portfolio’s taxable income or gains and distributions to shareholders.
Technology Company Risk. There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may affect a substantial portion of the Portfolio’s investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.
Underlying Portfolios Risk – The risks of a Portfolio owning Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly. For example, a Portfolio indirectly pays a portion of the expenses (including management fees and operating expense) incurred by the Underlying Portfolios.
Unseasoned Companies Risk. Unseasoned companies are companies that have operated (together with their predecessors) less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with established operating records.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Utility and Telecommunications Industry Risk. Securities in the utilities sector are subject to many risks, including: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; reduced demand for service due to the energy conservation or other factors; technological obsolescence of existing plants, equipment or products; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval for rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and other negative impacts of regulation. Telecommunications companies are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer. Securities of companies in the same or related industries can react similarly to market, economic, political or regulatory conditions and developments. As a result, the Portfolio’s performance could be more volatile than performance of more broadly diversified funds.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Volatility Control Risk and Volatility Management Risk. Please refer to the Portfolio Summary of each of SA BlackRock VCP Global Multi Asset Portfolio, SA Invesco VCP Equity-Income Portfolio, SA PIMCO VCP Tactical Balanced Portfolio, SA Schroders VCP Global Allocation Portfolio, SA T. Rowe Price VCP Balanced Portfolio and SA VCP Index Allocation Portfolio for a description of the applicable risk with respect to the Portfolio.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative

Glossary
investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant or right held by a Portfolio is not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant or right.
When-Issued and Delayed Delivery Transactions Risk. When-issued and delayed delivery securities involve the risk that the security a Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Zero Coupon Bond Risk. “Zero coupon” bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. In addition to the risks associated with bonds, since zero coupon bonds do not pay interest, the value of zero coupon bonds may be more volatile than other fixed income securities. Zero coupon bonds may also be subject to greater interest rate risk and credit risk that other fixed income instruments.

Additional Information About Derivatives Risks

The following provides more detailed information about risks that apply specifically to the derivatives used by the Portfolios.
Credit Risk. The use of many derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if the subadviser does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
Lack of Availability Risk. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the subadviser may wish to retain a Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a Portfolio will segregate, or “earmark,” assets determined to be liquid by the subadviser to cover its obligations under derivative instruments.
Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analysis that in many cases are different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. If the subadviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value

Glossary
of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to track. For example, a swap agreement on an exchange traded fund may not correlate perfectly with the index upon which the exchange traded fund is based because a Portfolio’s return is net of fees and expenses. In addition, a Portfolio’s use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

About the Indices

Unlike mutual funds, the indices do not incur expenses. If expenses were deducted, the actual returns of the indices would be lower.
The Bloomberg Barclays U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
The Bloomberg Barclays U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.
The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index which covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. The Index limits the maximum exposure to any one issuer to 2%. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.
The Bloomberg Barclays US Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is a broad-based, fixed income index that measures the performance of U.S. dollar-denominated Treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years and have more than $250 million or more of outstanding face value. The securities in the Index must be denominated in U.S. dollars and must be fixed-rate and nonconvertible. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month.
The BofA Merrill Lynch 6-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue.
The BofA Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the US domestic market.
The FTSE NAREIT US Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the US economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets.
The J.P. Morgan Global Government Bond Index (un-hedged) is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, United Kingdom, Denmark, Netherlands, United States and France.
The MSCI U.S. REIT Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.
The MSCI EAFE Index (net)* is an equity index which captures large and mid-cap representation across developed market countries, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The MSCI EAFE Value Index (net)* is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index, and consists of those securities classified by MSCI as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend

Glossary
yields and lower forecasted growth rates than securities representing the growth style.
The MSCI Emerging Markets IndexSM(net)* measures the performance of companies representative of the market structure of approximately 24 emerging market economies. The MSCI Emerging Markets Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.
The MSCI World IndexSM(net)* measures the performance of companies representative of the market structure of 24 developed market countries in North America, Europe and Asia/Pacific regions.
The MSCI World Information Technology IndexSM is a capitalization weighted index that monitors the performance of information technology stocks from around the world.
The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market.
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.
The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap stocks.
The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 2500® Growth Index measures the performance of small to mid-cap growth segment of the U.S. equity universe. It includes Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2500® Value Index measures the performance of small to mid-cap value segment of the U.S. equity universe. It includes Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the U.S. equity market.
The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.
The S&P 500® Index tracks the common stock performance of 500 large-capitalization companies publicly traded in the Untied States. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. The constituents for the growth and value segments are drawn from the S&P 500® Index. A stock can be in both the growth and value segments.
The growth segment (the S&P 500® Growth Index) is determined using three factors: sales growth, the ratio of earnings change to price, and momentum. As of December 31, 2017, there were 293 constituents with a mean median market cap of $23.3 billion. It included US companies with a market cap of over USD 4.5 billion.
The value segment (the S&P 500® Value Index) is determined using three factors: the ratios of book value, earnings and sales to price. As of December 31, 2017, there were 389 constituents with a mean median market cap of $19.5 billion. It included US companies with a market cap of over USD 3.0 billion.
The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.
The S&P Telecommunication Services Index (formerly, the S&P Communications Service Index) is comprised of the companies listed in the telecommunications sectors of the S&P 400®, 500®, and 600® Indices.
The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries.
*	The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

Management
Information about the Investment Adviser
and Manager

SunAmerica serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the subadvisers for the Portfolios, manages the investments for certain Portfolios, oversees the subadvisers’ management of certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SunAmerica is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $95.1 billion as of January 31, 2018. SunAmerica is a wholly-owned subsidiary of American General Life Insurance Company, and is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.
SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.
Shareholders of a Portfolio have the right to terminate an agreement with a subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.
A discussion regarding the basis for the Board’s approval of investment advisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2018. In addition to serving as investment adviser and manager of the Trust, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Series Trust, SunAmerica Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.
Management Fee. For the fiscal year ended January 31, 2018, each Portfolio paid SunAmerica a fee, before any advisory fee waivers, equal to the following percentage of average daily net assets:
Portfolio	Fee
SA AB Growth Portfolio	0.62%
SA AB Small & Mid Cap Value Portfolio	0.92%
Portfolio	Fee
SA BlackRock VCP Global Multi Asset Income Portfolio	0.86%
SA Boston Company Capital Growth	0.84%
SA Columbia Technology Portfolio[1]	1.00%
SA DFA Ultra Short Bond Portfolio	0.45%
SA Dogs of Wall Street Portfolio	0.60%
SA Emerging Markets Equity Index Portfolio[4]	--
SA Federated Corporate Bond Portfolio	0.52%
SA Fidelity Institutional AMSM Real Estate Portfolio	0.76%
SA Fixed Income Index Portfolio	0.30%
SA Fixed Income Intermediate Index Portfolio	0.30%
SA Franklin Small Company Value Portfolio[5]	0.96%
SA Global Index Allocation 60/40 Portfolio[4]	--
SA Global Index Allocation 75/25 Portfolio[4]	--
SA Global Index Allocation 90/10 Portfolio[4]	--
SA Goldman Sachs Global Bond Portfolio	0.61%
SA Goldman Sachs Multi-Asset Insights Portfolio	0.70%
SA Index Allocation 60/40 Portfolio	0.10%
SA Index Allocation 80/20 Portfolio	0.10%
SA Index Allocation 90/10 Portfolio	0.10%
SA International Index Portfolio	0.40%
SA Invesco Growth Opportunities Portfolio	0.74%
SA Invesco VCP Equity-Income Portfolio[2]	0.85%
SA Janus Focused Growth Portfolio	0.85%
SA JPMorgan Diversified Balanced Portfolio	0.64%
SA JPMorgan Emerging Market Portfolio	1.09%
SA JPMorgan Equity-Income Portfolio	0.54%
SA JPMorgan Global Equities Portfolio	0.71%
SA JPMorgan MFS Core Bond Portfolio	0.60%
SA JPMorgan Mid-Cap Growth Portfolio	0.76%
SA Large Cap Growth Index Portfolio[4]	--
SA Large Cap Index Portfolio	0.40%
SA Large Cap Value Index Portfolio[4]	--
SA Legg Mason BW Large Cap Value Portfolio	0.72%
SA Legg Mason Tactical Opportunities Portfolio	0.70%
SA MFS Blue Chip Growth Portfolio	0.67%
SA MFS Massachusetts Investors Trust Portfolio	0.68%
SA MFS Telecom Utility Portfolio	0.75%
SA MFS Total Return Portfolio	0.65%
SA Mid Cap Index Portfolio	0.30%
SA Morgan Stanley International Equities Portfolio	0.82%
SA Oppenheimer Main Street Large Cap Portfolio	0.73%
SA PIMCO VCP Tactical Balanced Portfolio	0.86%
SA PineBridge High-Yield Bond Portfolio	0.61%
SA Putnam International Growth and Income Portfolio[3]	0.94%
SA Schroders VCP Global Allocation Portfolio	0.84%
SA Small Cap Index Portfolio	0.35%
SA T. Rowe Price Asset Allocation Growth Portfolio	0.70%
SA T. Rowe Price VCP Balanced Portfolio	0.78%
SA Templeton Foreign Value Portfolio	0.79%
SA VCP Dynamic Allocation Portfolio	0.21%
SA VCP Dynamic Strategy Portfolio	0.22%

Management
Portfolio	Fee
SA VCP Index Allocation Portfolio	0.20%
SA WellsCap Aggressive Growth Portfolio	0.75%
SA WellsCap Fundamental Growth Portfolio	0.85%
[1]	The Adviser has voluntarily agreed, until further notice, to waive 0.10% of the investment advisory fees for the SA Columbia Technology Portfolio.
[2]	Effective January 1, 2017 through April 30, 2019, the Adviser has voluntarily agreed to waive 0.05% of the Investment advisory fees for the SA Invesco VCP Equity-Income Portfolio.
[3]	The Adviser has voluntarily agreed, until further notice, to waive 0.05% of the investment advisory fees for the SA Putnam International Growth and Income Portfolio.
[4]	The Portfolio commenced operations on May 1, 2018.
[5]	Effective November 1, 2017, the Adviser voluntarily agreed until further notice to waive 0.05% of the investment advisory fees for the SA Franklin Small Company Value portfolio.
Waivers and Reimbursements. SunAmerica is voluntarily waiving on an annual basis a portion of its management fees for the Portfolios set forth below:
Portfolio	Amount of Waiver
SA Columbia Technology Portfolio...........................................	0.10%
SA Invesco VCP Equity-Income Portfolio .................................	0.05%
SA Putnam International Growth and Income Portfolio ............	0.05%
In addition, SunAmerica has voluntarily agreed until further notice to waive its advisory fee in an amount equal to a subadvisory fee waiver SunAmerica receives from JPMorgan (defined below) with respect to the SA JPMorgan Diversified Balanced, SA JPMorgan Emerging Markets, SA JPMorgan Equity-Income, SA JPMorgan Global Equities and SA JPMorgan MFS Core Bond Portfolios, and in an amount equal to a subadvisory fee waiver it receives from AllianceBernstein (defined below) with respect to each of the SA VCP Dynamic Allocation Portfolio and the SA VCP Dynamic Strategy Portfolio.
For purposes of each Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” do not include extraordinary expenses (i.e., expenses unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to each Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the applicable share class of the Portfolio to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. Each agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
Commission Recapture Program. Through expense offset arrangements resulting from broker commission recapture, a portion of certain Portfolios’ “Other Expenses” have been reduced. The “Other Expenses” shown in the Portfolios’ Annual Portfolio Operating Expenses table in the Portfolio Summaries do not take into account this expense reduction and are, therefore, higher than the actual expenses of these Portfolios. Each Portfolio, other than the SA BlackRock VCP Global Multi Asset, SA DFA Ultra Short Bond, SA Dogs of Wall Street, SA Federated Corporate Bond, SA Fixed Income, SA Fixed Income Intermediate, SA Franklin Small Company Value, SA Goldman Sachs Global Bond, SA Goldman Sachs Multi-Assets Insights, SA Index Allocation 60/40, SA Index Allocation 80/20, SA Index Allocation 90/10, SA International Index, SA JP Morgan MFS Core Bond, SA Large Cap Index, SA MFS Blue Chip, SA Mid Cap Index, SA Oppenheimer Main Street Large Cap, SA PIMCO VCP Tactical Balanced, SA PineBridge High-Yield Bond, SA Schroders VCP Global Allocation, SA T. Rowe Price Asset Allocation Growth, SA VCP Dynamic Allocation, SA VCP Dynamic Strategy and SA VCP Index Allocation Portfolios, participated in the commission recapture program for the period ended January 31, 2018.
Acquired Fund Fees And Expenses. Acquired fund fees and expenses include fees and expenses incurred indirectly by a Portfolio as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or pooled investment vehicles. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular acquired fund.
Information about the Investment
Adviser’s Management of Certain Portfolios

SunAmerica is responsible for making the day-to-day investment decisions for the SA Dogs of Wall Street, SA Emerging Markets Equity Index, SA Fixed Income Index, SA Fixed Income Intermediate Index, SA Global Index Allocation 60/40, SA Global Index Allocation 75/25, SA Global Index Allocation 90/10, SA Index Allocation 60/40, SA Index Allocation 80/20 and SA Index Allocation 90/10, SA International Index, SA Large Cap Growth Index, SA Large Cap Index, SA Large Cap Value, SA Mid Cap Index, and SA Small Cap Index Portfolios, and the Fund-of-Funds Component of SA VCP Dynamic Allocation, SA VCP Dynamic Strategy, and SA VCP Index Allocation Portfolios.
The SA Dogs of Wall Street Portfolio is managed by a team consisting of Timothy Pettee, Andrew Sheridan and Timothy Campion, with Mr. Pettee serving as team leader. Mr. Pettee

Management
joined SunAmerica in 2003. He is Lead Portfolio Manager for SunAmerica’s rules-based suite of products and Chief Investment Strategist. Mr. Campion joined SunAmerica in February 2012, and is Senior Portfolio Manager. Prior to joining SunAmerica, he held investment-related positions at PineBridge Investments LLC and AIG Investments where he was responsible for management and trading of a wide variety of quantitative and index funds, including domestic and international equities. Mr. Sheridan joined SunAmerica in 2003, and is Senior Portfolio Manager. While at SunAmerica he also served as an equity research analyst.
The SA Emerging Markets Equity Index, SA Fixed Income Index, SA Fixed Income Intermediate Index, SA International Index, SA Large Cap Growth Index, SA Large Cap Index, SA Large Cap Value Index, SA Mid Cap Index and SA Small Cap Index Portfolios are managed by a team consisting of Timothy Campion, Andrew Sheridan and Jane Bayar Algieri, with Mr. Campion serving as team leader. See immediately above under SA Dogs of Wall Street Portfolio for the biographical information of Messrs. Campion and Sheridan. Ms. Bayar Algieri joined the firm in 2004 and is a Portfolio Manager in the Investment Department. Prior to her current role, she served as an investment analyst for both equity and fixed income portfolios.
The SA Global Index Allocation 60/40, SA Global Index Allocation 75/25, SA Global Index Allocation 90/10, SA Index Allocation 60/40, SA Index Allocation 80/20 and SA Index Allocation 90/10 Portfolios and the Fund-of-Funds Component of the SA VCP Dynamic Allocation, SA VCP Dynamic Strategy, and SA VCP Index Allocation Portfolios are managed by Douglas Loeffler, CFA, and Manisha Singh, CFA. Mr. Loeffler joined American International Group, Inc. (“AIG”) in 2007 as Vice President of the Investment Product Management Group, based in Woodland Hills, California. In this role Mr. Loeffler led the manager review and oversight for affiliated variable annuity portfolios advised by SunAmerica, in addition to being responsible for AIG Variable Annuity’s separate account investments. In 2015, Mr. Loeffler became Senior Portfolio Manager. Ms. Singh joined AIG in 2017. Prior to joining AIG, Ms. Singh served as Director, Manager Research team in Wealth Management at Ameriprise Financial Services, Inc. She joined Ameriprise in 2008, where she served as a portfolio manager for a suite of discretionary fund-of-funds portfolios, and a senior manager research analyst for unaffiliated mutual funds and separately managed accounts.
Information about the Subadvisers

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth herein. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.
SunAmerica compensates the various subadvisers out of the advisory fees that it receives from the respective Portfolios. SunAmerica may terminate any agreement with a subadviser without shareholder approval.
A discussion regarding the basis for the Board’s approval of subadvisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2018.
The Statement of Additional Information provides information regarding the portfolio managers listed in this Prospectus, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the adviser/subadviser to determine their compensation.
AllianceBernstein L.P. (AllianceBernstein) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of January 31, 2018, AllianceBernstein had approximately $554 billion in assets under management.
AllianceBernstein does business in certain circumstances, including its role as subadviser to the SA AB Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Value Equities, a unit of AllianceBernstein.
The SA AB Growth Portfolio is managed by Frank V. Caruso, Vincent C. DuPont, John H. Fogarty and Karen Sesin. Mr. Caruso, Senior Vice President, joined AllianceBernstein in 1993. Mr. Caruso is the Team Leader of U.S. Growth Equities. As Team Leader, Mr. Caruso oversees the U.S. Large Cap Growth, U.S. Growth and U.S. Growth & Income services. Mr. DuPont, Senior Vice President, joined the U.S. Growth team in 2009 as a portfolio manager for the U.S. Growth and U.S. Growth & Income services. Mr. DuPont is also a portfolio manager for U.S. Large Cap Growth. Prior to joining the U.S. Growth team, Mr. DuPont spent 10 years as a fundamental growth research analyst. Mr. Fogarty, Senior Vice President, has been Team Leader of U.S. Mid Cap Fundamental Growth since 2008. Mr. Fogarty joined the U.S. Growth team in 2009 as a portfolio manager for the U.S. Growth and U.S. Growth and Income services. In 2012, Mr. Fogarty became a portfolio manager for U.S. Large Cap Growth. Mr. Fogarty rejoined

Management
AllianceBernstein in 2007 as a fundamental growth research analyst. Ms. Sesin is a Senior Vice President and Portfolio Manager for the US Large Cap Growth portfolios. Prior to rejoining the US Growth Equities team in October 2016, she spent 11 years as a senior portfolio manager to the Blend Equities team and was head of the Blend Equities from 2014 to 2016. Ms. Sesin was a portfolio manager on the US Large Cap Growth team from 1999 to 2005. Messrs. Caruso, DuPont and Fogarty hold the Chartered Financial Analyst (CFA) designation.
The SA AB Small & Mid Cap Value Portfolio is managed by AllianceBernstein’s North America Value Investment Policy Group, which is comprised of James MacGregor and Shri Singhvi. Mr. MacGregor joined AllianceBernstein in 1998 and is currently the Chief Investment Officer for Small & Mid-Cap Value Equities. Mr. Singhvi joined AllianceBernstein in 2008 and is currently the Director of Research for Small and Mid-Cap Value Equities.
The SA VCP Dynamic Allocation and SA VCP Dynamic Strategy Portfolios are managed by Joshua Lisser and Ben Sklar. Mr. Lisser joined AllianceBernstein in 1992 and is currently Chief Investment Officer of Index Strategies and a member of the Core/Blend Services investment team. Mr. Sklar joined AllianceBernstein in 2006 and is currently a Portfolio Manager of Index Strategies.
BlackRock Investment Management, LLC (BlackRock) is located at 1 University Square Drive, Princeton, NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $6.288 trillion in assets under management as of January 31, 2018. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc.
The SA BlackRock VCP Global Multi Asset Portfolio is managed by Philip J. Green and Michael Pensky. Mr. Green, Managing Director, is head of Global Tactical Asset Allocation (“GTAA”) within BlackRock’s Multi-Asset Strategies group. Mr. Green’s service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock in 2006. At MLIM, he managed global tactical asset allocation and portable alpha products. Mr. Pensky, CFA, Vice President, is a researcher and portfolio manager in the GTAA team. The team is responsible for managing global tactical asset allocation products with custom client preferences and constraints. Mr. Pensky’s service with the firm dates back to 2011. Prior to joining BlackRock, Mr. Pensky held a trading desk strategist position in Morgan Stanley’s Securitized Products Group and had worked as a senior analyst in Foreign Exchange Sales & Trading at SunTrust Robinson Humphrey.
BNY Mellon Asset Management North America Corporation (BNY Mellon Asset Management). TBCAM’s
principal office is located at One Boston Place, Boston, Massachusetts, 02108. BNY Mellon Asset Management is a global, performance-driven investment management firm committed to providing creative investment solutions for clients. As of January 31, 2018, BNY Mellon Asset Management had $50.2 billion in assets under management
The SA Boston Company Capital Growth Portfolio is managed by Elizabeth Slover, David Sealy and Barry Mills. Each portfolio manager has been employed in the investment area of BNY Mellon Asset Management since July 2005.
Brandywine Global Investment Management, LLC (Brandywine) is located at 2929 Arch Street, Philadelphia, Pennsylvania 19104. Brandywine acts as adviser or subadviser primarily to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to other investment company portfolios. As of January 31, 2018, Brandywine’s total assets under management were approximately $78.6 billion. Brandywine is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).
The SA Legg Mason BW Large Cap Value Portfolio is managed by Henry F. Otto, Steven M. Tonkovich and Joseph J. Kirby. Mr. Otto, Managing Director and Portfolio Manager, joined Brandywine in 1988. Prior to joining the firm, Mr. Otto was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance. Mr. Otto is a member of the firm’s executive board. Mr. Tonkovich, Managing Director and Portfolio Manager, joined Brandywine in 1989. Prior to joining the firm, Mr. Tonkovich was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant. He is also a member of the firm’s executive board. Mr. Kirby, Portfolio Manager, joined Brandywine in 1994. Prior to joining the firm, Mr. Kirby was with CoreStates Financial Corporation as an auditor.
Columbia Management Investment Advisers, LLC (CMIA) is located at 225 Franklin Street, Boston, MA 02110. CMIA is a registered investment adviser and is a wholly-owned subsidiary of Ameriprise Financial, Inc. CMIA’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, CMIA acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. As of December 31, 2017, CMIA had approximately $353.4 billion in assets under management.

Management
The CMIA portfolio managers responsible for managing the SA Columbia Technology Portfolio are Paul H. Wick, Shekhar Pramanick, Sanjay Devgan, Jeetil Patel, Christopher Boova and Vimal Patel. Mr. Wick joined one of the CMIA legacy firms or acquired business lines in 1987. Mr. Wick is Team Leader and Portfolio Manager for Technology. Mr. Wick began his investment career in 1987. Dr. Pramanick joined CMIA in 2012. Prior to joining CMIA as a Portfolio Analyst, Dr. Pramanick was a principal at Elemental Capital Partners focusing on global semiconductor devices, memory, capital equipment and disk drives. Prior to that, he was a semiconductor analyst at Seasons Capital Management. Mr. Pramanick began his investment career in 1993. Mr. Devgan joined CMIA in 2012. Prior to joining CMIA as a Portfolio Analyst, he was a Vice President at Morgan Stanley providing equity research on the semiconductor industry. Prior to his work at Morgan Stanley, he was a Senior Financial Business Analyst at Cisco Systems covering operations finance and worldwide sales finance. Mr. Devgan began his investment career in 1995. Mr. Patel joined CMIA in 2012. Prior to joining CMIA as a Portfolio Analyst, he was a managing director and senior internet analyst for Deutsche Bank Securities. Mr. Patel began his investment career in 1998. Mr. Boova joined one of the CMIA legacy firms or acquired business lines in 2000. Mr. Boova began his investment career in 1995. Mr. Patel joined CMIA in 2014. Prior to joining CMIA, Mr. Patel was Vice President at Bertram Capital covering technology and business services from 2010 to 2014. Mr. Patel began his investment career in 2001.
Dimensional Fund Advisors LP (DFA) is a Delaware limited partnership with principal offices at 6300 Bee Cave Road, Building One, Austin, TX 78746. DFA has been engaged in the business of providing investment management services since May 1981. DFA is controlled and operated by its general partner, Dimensional Holdings, Inc., a Delaware corporation. As of January 31, 2018, DFA had approximately $602 billion in assets under management globally across equity, fixed income and real estate securities, with approximately $8.6 billion of that in ultrashort bond assets.
The SA DFA Ultra Short Bond Portfolio is managed by David A. Plecha, CFA, Joseph F. Kolerich and Pamela B. Noble, CFA. Mr. Plecha is a Senior Portfolio Manager and Vice President of DFA, and a member of the Investment Committee of DFA. Mr. Plecha joined DFA as a portfolio manager in 1989 and has been responsible for fixed income portfolios since 1991. Mr. Kolerich is a Senior Portfolio Manager and Vice President of DFA, and a member of the Investment Committee of DFA. Mr. Kolerich joined DFA as a portfolio manager in 2001 and has been responsible for fixed income portfolios since 2012. Ms. Noble is a Portfolio Manager and Vice President of DFA. Ms. Noble joined DFA in 2008 and has been a portfolio manager since 2008.
Federated Investment Management Company (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue,
Pittsburgh, PA 15222-3779. Federated Advisory Services Company, an affiliate of Federated, is located at the same address and provides certain support services to Federated. The fee for these services is paid by Federated and not the Corporate Bond Portfolio. Federated and affiliated companies serve as investment advisers to a number of investment companies and private accounts. As of December 31, 2017, Federated and affiliated companies had approximately $397.6 billion in assets under management.
The SA Federated Corporate Bond Portfolio is managed by the following portfolio managers: Brian S. Ruffner and Mark E. Durbiano. Mr. Ruffner joined Federated in 1994 and is currently a Vice President, Senior Investment Analyst and Portfolio Manager. Mr. Durbiano joined Federated in 1982 and is currently a Senior Vice President, Senior Portfolio Manager and Head of the Domestic High Yield Group. Mr. Durbiano holds the Chartered Financial Analyst designation.
FIAM LLC (FIAM) has its principal offices at 900 Salem Street, Smithfield, RI 02917. FIAM manages approximately $167 billion in assets worldwide as of January 31, 2018. FIAM is an indirectly-held subsidiary of FMR LLC.
The SA Fidelity Institutional AM Real Estate Portfolio is managed by Samuel Wald, CFA. Mr. Wald is Portfolio Manager of the Portfolio, which he has managed since October 2013. He also manages other REIT portfolios. Since joining FIAM in 1996, Mr. Wald has worked as a research analyst and portfolio manager.
Franklin Advisory Services, LLC (Franklin Templeton) is a Delaware limited liability company located at 101 John F. Kennedy Parkway, Short Hills, NJ 07078. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of January 31, 2018, Franklin Templeton Investments managed approximately $770.8 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.
The SA Franklin Small Company Value Portfolio is managed by Steven B. Raineri, the lead portfolio manager, and Christopher M. Meeker, CFA. Mr. Raineri joined Franklin Templeton in 2005 and is currently a Research Analyst and Portfolio Manager. He is a member of the Franklin Mutual Series Team, where he is the lead manager for the Franklin Small Cap Value Fund. Mr. Meeker joined Franklin Templeton in 2012 and is currently a Research Analyst and a Portfolio Manager. He is a member of the Franklin Mutual Series Team. Prior to joining Franklin Templeton, he was a senior research analyst at Federated Global Investment Management with a focus on the international markets and coverage of the industrials, consumer and technology sectors.

Management
Goldman Sachs Asset Management International (GSAM International) has its principal place of business at River Court, 120 Fleet Street, London EC4A 2BB, United Kingdom. GSAM International is authorized and regulated by the Financial Conduct Authority and has been a registered investment adviser since 1991 and is an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”). As of December 31, 2017, GSAM International, including its investment advisory affiliates, had approximately $1.29 trillion in total assets under supervision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion.
The SA Goldman Sachs Global Bond Portfolio is managed by Andrew F. Wilson and Iain Lindsay. Mr. Wilson is currently Managing Director, Co-Head of Global Fixed Income and Liquidity Management, Co-Head of GSAM Europe, Middle East and Africa, and a member of the Fixed Income Strategy Group. Mr. Wilson joined GSAM International in 1995, as a portfolio manager in Global Fixed Income. Mr. Lindsay is currently Managing Director, Co-Head of Global Lead Portfolio Management and a member of the Fixed Income Strategy Group. Previously, Mr. Lindsay was a senior portfolio manager for the global fixed income and currency management team. Mr. Lindsay joined GSAM International in 2001.
Goldman Sachs Asset Management L.P. (GSAM) is located at 200 West Street, New York, NY 10282. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs & Co. LLC (“Goldman”). As of January 31, 2017, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.29 trillion in total assets under supervision. Assets under supervision include assets under management and other client assets for which Goldman does not have full discretion.
The SA Goldman Sachs Multi-Asset Insights Portfolio is managed by Raymond Chan, CFA, Christopher Lvoff, CFA and Lucy Xin. Raymond Chan is a managing director in the Global Portfolio Solutions Group (GPS), based in New York. He is head of the Markets team within GPS and is also a senior portfolio manager. Previously, Mr. Chan was a member of the Cross Asset Solutions and Pension Endowment and Foundations groups within the Securities Division, where he developed and implemented customized investing and hedging solutions for institutional clients. Prior to that, he worked in the Finance and Strategy group of the Investment Management Division. Mr. Chan first joined GSAM in 2004 as an associate in the Investment Management division and he was named managing director in 2012. Christopher Lvoff is a managing director in the Global Portfolio Solution Group (GPS), based in New York, where he is a senior portfolio manager. Previously, Mr. Lvoff was a member of the Multi-Product Investment Group of the Investment Management Division, where he focused on portfolio management and implementation for customized multi-asset institutional portfolios as well as commingled investment vehicles. Mr. Lvoff joined GSAM in 2007 and was named managing director in 2016. Lucy Xin is a vice president in the Global Portfolio Solutions Group (GPS), based in New York. Where she focuses on customized multi-asset class portfolio solutions, implementation, and risk management for retail and institutional marketplaces. The GPS Group provides multi-asset class products and solutions, focusing on customized asset allocation, tactical implementation, risk management, and portfolio construction. The GPS Group serves clients globally from offices located in New York, Bengaluru, London, Salt Lake City, and Tokyo. Ms. Xin joined GSAM in 2011.
Invesco Advisers, Inc. (Invesco) is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages other investment portfolios that encompass a broad range of investment objectives. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of January 31, 2018, Invesco Ltd. managed approximately $972.6 billion in assets.
The SA Invesco Growth Opportunities Portfolio is managed by Matthew Hart and Justin Speer. Mr. Hart, Lead Portfolio Manager of Invesco, and Mr. Speer, Portfolio Manager of Invesco, are responsible for the execution of the overall strategy of the Portfolio. Mr. Hart has been associated with Invesco and /or its affiliates since June 2010. Mr. Hart was associated with Van Kampen Asset Management (VKAM) in an investment management capacity from 1997 to June 2010. Mr. Speer has been associated with Invesco and/or its affiliates since June 2010. Mr. Speer was associated with VKAM in an investment management capacity from May 2008 to June 2010.
The SA Invesco VCP Equity-Income Portfolio is managed by Thomas Bastian, Jacob Borbidge, Chuck Burge, Brian Jurkash, Sergio Marcheli, Duy Nguyen and Matthew Titus. Messrs. Bastian, Jurkash and Titus manage the equity and convertible bond holdings of the Portfolio. Mr. Marcheli manages the cash position in the Portfolio, submits trades and aids in providing research. Mr. Burge is responsible for the management of the fixed income holdings of the Portfolio. Messrs. Nguyen and Borbidge are responsible for implementing the Portfolio’s volatility management strategy with investments in S&P 500® futures and interest rate futures.
Thomas Bastian, Lead Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. From 2003 to 2010, Mr. Bastian was a portfolio manager with Van Kampen Asset Management. Jacob Borbidge, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2004. Chuck Burge, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2002. Brian Jurkash, Portfolio Manager, has been associated with Invesco and/or its affiliates

Management
since 2000. Sergio Marcheli, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. From 2002 to 2010, Mr. Marcheli was a portfolio manager with Van Kampen Asset Management. Duy Nguyen, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000. Matthew Titus, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2016. From 2004 to 2016, Mr. Titus was employed by American Century Investments, where he served as co-manager of the firm’s relative value fund and most recently served as lead manager of such fund.
Janus Capital Management LLC (Janus) is a Delaware limited liability company with principal offices at 151 Detroit Street, Denver, Colorado 80206. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or subadviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is an indirect subsidiary of Janus Henderson Group plc (“JHG”), a publicly-traded independent asset management firm, which was formed in May 2017 from the merger of Janus’ then-parent company, Janus Capital Group Inc., with Henderson Group plc. As of December 31, 2017, JHG had approximately $370.8 billion in assets under management.
The SA Janus Focused Growth Portfolio is managed by Doug Rao and Nick Schommer, CFA. Mr. Rao is a Portfolio Manager of the Janus concentrated growth and concentrated all cap growth strategies. Prior to joining Janus in May 2013, Mr. Rao was a partner and portfolio manager of Chautauqua Capital since August 2012. From 2005 to 2012, he was a portfolio manager at Marsico Capital, holding several positions during his tenure. Mr. Schommer is a Portfolio Manager of the Janus concentrated growth and concentrated all cap growth strategies, a position he has held since January 2016. Mr. Schommer is also an equity research analyst primarily focusing on the financials and consumer sectors. Prior to joining Janus in 2013, Mr. Schommer was an associate portfolio manager at Thornburg Investment Management, as position he held since January 2012. Prior to that, Mr. Schommer was a research analyst at Marsico Capital Management for more than four years where he led the coverage of the financial services sector on a global basis. Mr. Schommer holds the Chartered Financial Analyst designation and has 9 years of financial industry experience.
J.P. Morgan Investment Management Inc. (JPMorgan) is a Delaware corporation and is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. JPMorgan is located at 270 Park Avenue, New York, NY 10017. JPMorgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2017, JPMorgan together with its affiliated companies had approximately $1.7 trillion in assets under management.
The SA JPMorgan Diversified Balanced Portfolio is managed by Patrik Jakobson, Eric Bernbaum, Michael Feser and John Speer. Mr. Jakobson, Managing Director of J.P. Morgan Asset Management, joined the firm in 1987 and is a Senior Portfolio Manager on the Multi-Asset Solutions team in the U.S. He is also a member of J.P. Morgan’s Multi-Asset Solutions’ Global Strategy Team that is responsible for managing the group’s tactical allocation investment process and global portfolio strategy. Mr. Feser, Managing Director of J.P. Morgan Asset Management, joined the firm in 1994 and is a Portfolio Manager on the Multi-Asset Solutions team based in New York. He is a CFA charterholder. Mr. Bernbaum is an Executive Director and Portfolio Manager on the Multi-Asset Solutions team, based in New York. An employee since 2008, Mr. Bernbaum focuses on manager research, portfolio construction, and the implementation of tactical asset allocation strategy across Multi-Asset Solutions’ accounts. He is a CFA charterholder. Mr. Speer, Vice President, joined the firm in 2007 and is a Portfolio Manager on the Multi-Asset Solutions team in the U.S. He focuses on manager selection, portfolio construction, and tactical asset allocation across both traditional and alternative asset classes. Mr. Speer is also a CFA charterholder.
The SA JPMorgan Emerging Markets Portfolio utilizes a team-based approach and is managed by Anuj Arora and Joyce Weng. Mr. Arora, a Managing Director and employee since 2006, is the Lead Portfolio Manager for the Portfolio and is primarily responsible for portfolio construction. Mr. Arora utilizes the research and insights of Ms. Weng. Ms. Weng, an Executive Director and CFA charterholder, assists in the day-to-day management of the Portfolio. An employee since 2010, she was on the U.S. Equity Behavioral Finance team from 2010 to 2011.
The SA JPMorgan Equity-Income Portfolio is managed by Jonathon K.L. Simon, Managing Director of JPMorgan, and Clare Hart, Managing Director of JPMorgan. Mr. Simon has worked as a portfolio manager for JPMorgan and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. Ms. Hart has been a portfolio manager since 2002 and was previously an investment analyst covering the financial services and real estate sectors. She has been employed by the firm since 1999.
The SA JPMorgan Global Equities Portfolio is managed by Sandeep Bhargava, Zenah Shuhaiber, William Meadon and James Ford, all of whom are Portfolio Managers in JPMorgan’s London-based International Behavioural Finance Team. Messrs. Bhargava and Meadon, both Managing Directors, join the firm in 1997 and 1996, respectively, while Ms. Shuhaiber and Mr. Ford, both Executive Directors, joined the firm in 2005 and 2007, respectively.
The portion of the SA JPMorgan MFS Core Bond Portfolio subadvised by JPMorgan is managed by Barbara Miller, Peter

Management
Simons and Richard Figuly. Ms. Miller, Managing Director, is the lead portfolio manager responsible for the day-to-day management of a portion of the Portfolio. An employee of JPMorgan or its predecessor firms since 1994, Ms. Miller is currently the head of the U.S. Value Driven Platform within JPMorgan’s Global Fixed Income, Currency & Commodities Group. Messrs. Simons and Figuly are co-portfolio managers of a portion of the Portfolio. Mr. Simons, Managing Director and CFA charterholder, an employee of JPMorgan or its predecessor firms since 2001, is a member of the Global Fixed Income, Currency & Commodities (“GFICC”) group and is a portfolio manager for the firm’s U.S. Value Driven Team responsible for managing institutional taxable bond portfolios. Mr. Figuly, Managing Director, an employee of JPMorgan or its predecessor firms since 1993, is a member of the GFICC group and is a portfolio manager for the firm’s U.S. Value Driven Team responsible for managing institutional taxable bond portfolios.
The SA JPMorgan Mid-Cap Growth Portfolio is managed by Timothy Parton, Managing Director of JPMorgan and a CFA charterholder, and Felise L. Agranoff, Managing Director of JPMorgan and a CFA charterholder. Mr. Parton is a portfolio manager in the U.S. Equity Group and has been an employee since 1986, managing a variety of small and mid cap portfolios. He has managed the U.S. Mid Cap Growth strategy since November 2001. Ms. Agranoff became a co-portfolio manager of the Mid Cap Growth strategy in 2015 and has been a research analyst in the U.S. Equity Group since 2004.
Massachusetts Financial Services Company (MFS) is America’s oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 111 Huntington Avenue, Boston, MA 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., (a diversified financial services company). Net assets under the management of the MFS organization were approximately $510 billion as of January 31, 2018. MFS is a registered trademark of Massachusetts Financial Services Company.
The portion of the SA JPMorgan MFS Core Bond Portfolio subadvised by MFS is managed by Joshua P. Marston and Robert D. Persons. Mr. Marston has been employed in the investment area of MFS since 1999. Mr. Persons has been employed in the investment area of MFS since 2000.
The SA MFS Blue Chip Growth Portfolio is managed by Matthew Krummell, James C. Fallon, Jonathan W. Sage and John E. Stocks. Mr. Krummell, Investment Officer and Lead Portfolio Manager, has been employed in the investment area of MFS since 2001. Mr. Fallon, Investment Officer, has been employed in the investment area of MFS since 1999. Mr. Sage,
Investment Officer, has been employed in the investment area of MFS since 2000. Mr. Stocks, Investment Officer, has been employed in the investment area of MFS since 2001.
The SA MFS Massachusetts Investors Trust Portfolio is managed by T. Kevin Beatty, Edward M. Maloney and Alison O’Neill Mackey. Mr. Beatty has been employed in the investment area of MFS since 2002 and is Chief Investment Officer – Global Equity. Mr. Maloney, Investment Officer, has been employed in the investment area of MFS since 2005. Ms. O’Neill Mackey, Investment Officer, has been employed in the investment area of MFS since 2005.
The SA MFS Telecom Utility Portfolio is managed by Maura A. Shaughnessy, Claud P. Davis and Scott Walker. Ms. Shaughnessy has been employed in the investment area of MFS since 1991. Mr. Davis has been employed in the investment area of MFS since 1994. Mr. Walker has been employed in the investment area of MFS since 2008.
The SA MFS Total Return Portfolio is managed by an investment team led by Brooks A. Taylor. Additional team members include Nevin P. Chitkara, William P. Douglas, Steven R. Gorham, Richard O. Hawkins, Joshua P. Marston, Robert Persons and Jonathan W. Sage. Mr. Taylor has been employed in the investment area of MFS since 1996. Mr. Chitkara has been employed in the investment area of MFS since 1997. Mr. Douglas has been employed in the investment area of MFS since 2004. Mr. Gorham has been employed in the investment area of MFS since 1992. Mr. Hawkins has been employed in the investment area of MFS since 1988. Mr. Marston has been employed in the investment area of MFS since 1999. Mr. Persons has been employed in the investment area of MFS since 2000. Mr. Sage has been employed in the investment area of MFS since 2000. The portfolio managers’ primary roles are as follows: Mr. Taylor: Lead/Equity Securities Portfolio Manager; Mr. Chitkara: Equity Securities Portfolio Manager; Mr. Douglas: Mortgage-Backed Securities Portfolio Manager; Mr. Gorham: Equity Securities Portfolio Manager; Mr. Hawkins: Debt Instruments Portfolio Manager; Mr. Marston: Debt Instruments Portfolio Manager; Mr. Persons Investment Grade Debt Instruments Portfolio Manager, and Mr. Sage: Equity Securities Portfolio Manager. As of June 30, 2018, Mr. Douglas and Mr. Hawkins will no longer be portfolio managers of the Portfolio.
Morgan Stanley Investment Management Inc. (MSIM) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the United States and abroad. MSIM is located at 522 Fifth Avenue, New York, NY 10036. As of December 31, 2017, MSIM together with its affiliated asset management companies had approximately $481.5 billion in assets under management.

Management
MSIM has entered into an agreement whereby it may delegate certain of its investment advisory services to Morgan Stanley Investment Management Limited, an affiliated investment adviser located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England.
The SA Morgan Stanley International Equities Portfolio is managed by William D. Lock, Bruno Paulson, Vladimir A. Demine, Marcus Watson, Dirk Hoffmann-Becking, Nic Sochovsky, Alex Gabriele and Richard Perrott. Mr. Lock, Managing Director, has been associated with Morgan Stanley Investment Management Limited (“MSIM Limited”) in an investment management capacity since 1994. Mr. Paulson, Managing Director, has been associated with MSIM Limited in an investment management capacity in 2009. Mr. Demine, Executive Director, has been associated with MSIM Limited in an investment management capacity in 2009. Mr. Watson, Vice President, has been associated with MSIM Limited in an investment management capacity since 2008. Mr. Hoffmann-Becking, Executive Director, has been associated with MSIM Limited or its affiliates in an investment capacity since 2013. Prior to 2013, Mr. Hoffmann-Becking was associated with Societe Generale as a sell side analyst. Prior to 2012, Mr. Hoffmann-Becking was associated with Sanford Bernstein as a senior research analyst covering European Banks. Mr. Sochovsky, Executive Director, has been associated with MSIM Limited or its affiliates in an investment capacity since 2015. Prior to 2015, Mr. Sochovsky was associated with Credit Suisse within a top industry ranked consumer staples team covering food manufacturing, HPC, beverages and tobacco. Prior to 2012, Mr. Sochovsky was associated with Unicredit as the head of the consumer research team. Mr. Gabriele, Vice President, has been associated with MSIM Limited in an investment management capacity since 2012. Mr. Perrott, Vice President, has been associated with MSIM Limited in an investment management capacity since 2015. Prior to joining MSIM Limited, Mr. Perrott was an equity research analyst at Autonomous Research covering specialty financials from 2013 to 2015 and previously covered financials at Berenberg Bank from 2011 to 2013.
OppenheimerFunds, Inc. (Oppenheimer) has been an investment adviser since 1960. As of January 31, 2018, Oppenheimer, its subsidiaries and its controlled affiliates managed more than $261.2 billion in assets (this figure represents all assets managed or subadvised by Oppenheimer, its divisions and its subsidiaries) including Oppenheimer funds having more than 261.2 million shareholder accounts, including sub-accounts. Oppenheimer has its principal offices at 225 Liberty Street, New York, New York 10281-1008.
The SA Oppenheimer Main Street Large Cap Portfolio is managed by Manind Govil, CFA, Benjamin Ram and Paul Larson, who are primarily responsible for the day-to-day management of the Portfolio’s investments. Mr. Govil has been a Senior Vice President and a portfolio manager of Oppenheimer since 2009. Mr. Ram has been a Vice President and portfolio manager of Oppenheimer since 2009. Mr. Larson has been a Vice President of Oppenheimer since 2013 and a portfolio manager since 2014. Prior to joining the firm, he served as portfolio manager and Chief Equity Strategist at Morningstar. From 2002 to 2013, he held various positions at Morningstar, most recently as a portfolio manager and chief equity strategist.
Pacific Investment Management Company, LLC (PIMCO) provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO manages $1.75 trillion in assets, including $1.33 trillion in third-party client assets as of December 31, 2017. PIMCO’s address is 650 Newport Center Drive, Newport Beach, CA 92660.
The SA PIMCO VCP Tactical Balanced Portfolio is managed by Josh Davis, PhD., Josh Thimons, Sudi N. Mariappa and Graham A. Rennison.
Mr. Thimons is a managing director and portfolio manager in the Newport Beach office, focusing on interest rate derivatives. Prior to joining PIMCO in 2010, he was a managing director for the Royal Bank of Scotland, where he managed an interest rate proprietary trading group in Chicago. Previously, he was a senior vice president in portfolio management for Citadel Investment Group, focusing on interest rate and volatility trading. Prior to this, he was a director for Merrill Lynch Capital Services, managing an over-the-counter interest rate options market making desk. He has 19 years of investment experience.
Mr. Davis is an executive vice president in the global quantitative portfolio group in the Newport Beach office. He is a senior member of PIMCO’s quantitative strategies portfolio management team and manages multi-strategy alternatives, managed futures, managed volatility and tail risk hedging portfolios. He has conducted research and published extensively on systematic strategies, innovative hedging solutions and alternative risk premia. He began his career at PIMCO in the portfolio analytics group in 2008, where he worked on developing the core infrastructure for analyzing multi asset portfolios and advised institutional clients globally. He has 14 years of Investment experience.
Mr. Mariappa is a managing director and generalist portfolio manager in the Newport Beach office. He rejoined PIMCO in 2014 from GLG, a London-based hedge fund, where he was a managing director, developing and managing fixed income funds. Previously at PIMCO, Mr. Mariappa was a managing director and head of global portfolio management. He also served as a senior advisor to PIMCO’s portfolio management group from 2009 to 2011. He has 31 years of investment experience.

Management
Mr. Rennison is a senior vice president in the quantitative portfolio management group in the Newport Beach office, focusing on multi-asset-class systematic strategies. He was previously a member of the client analytics group, advising clients on strategic asset allocation. Prior to joining PIMCO in 2011, Mr. Rennison was a director and head of systematic strategies research at Barclays Capital in New York and also spent five years at Lehman Brothers. He has 16 years of investment experience.
PineBridge Investments, LLC (PineBridge) is a Delaware limited liability company and is located at 399 Park Avenue, 4th Floor, New York, NY 10022. PineBridge is a wholly-owned subsidiary of PineBridge Investment Holdings US LLC, which is a wholly-owned subsidiary of PineBridge Investments, L.P., a company owned by Pacific Century Group, an Asia-based private investment group. Pacific Century Group is majority owned by Mr. Richard Li Tzar Kai. As of January 31, 2018, PineBridge managed approximately $89.1 billion in assets.
The SA PineBridge High-Yield Bond Portfolio is managed by John Yovanovic, CFA. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for PineBridge. Mr. Yovanovic joined PineBridge with the acquisition of American General Investment Management in 2001. He became a Portfolio Manager of high yield bonds for PineBridge in September 2005.
Putnam Investment Management, LLC (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam is a subsidiary of Putnam U.S. Holdings I, LLC. Putnam U.S. Holdings I, LLC, an indirect, wholly-owned subsidiary of Putnam Investments, LLC, which generally conducts business under the name Putnam Investments, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco, Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada, a majority of whose voting stock is controlled by The Desmarais Family Residuary Trust. As of January 31, 2018, Putnam had approximately $177.4 billion in assets under management.
The SA Putnam International Growth and Income Portfolio is managed by Darren A. Jaroch, CFA. He is assisted by Karan S. Sodhi, CFA. Mr. Jaroch is a Portfolio Manager at Putnam and also manages other funds managed by Putnam or an affiliate. Mr. Jaroch joined Putnam in 1999 and has been in the investment industry since 1996. Mr. Sodhi is an Analyst at Putnam and also manages other funds managed by Putnam or an affiliate. Mr. Sodhi, who has been in the investment industry since 1998, originally joined Putnam in 2000. After leaving in 2007, he rejoined the firm in 2010.
QS Investors, LLC (QS Investors) is located at 880 Third Avenue, 7th Floor, New York, New York 10022. QS Investors provides asset management services primarily for institutional accounts, such as corporate pension and profit sharing plans; endowments and foundations; investment companies (including mutual funds); and state, municipal and foreign governmental entities. As of January 31, 2018, QS Investors had assets under management of $21.3 billion, representing the combined assets of QS Investors, QS Batterymarch Financial Management, Inc. and QS Legg Mason Global Asset Allocation, LLC.
The SA Legg Mason Tactical Opportunities Portfolio is managed by Thomas Picciochi, CAIA, Ellen Tesler and Adam Petryk, CFA. Thomas Picciochi, CAIA, serves as a Portfolio Manager and Head of Multi-Asset Portfolio Management of QS Investors. Mr. Picciochi has been responsible for multi-asset portfolio management and trading at QS Investors since 2010. Ellen Tesler has served as a Portfolio Manager and Member of the Multi-Asset Portfolio Management Implementation Team at QS Investors since 2010. Adam Petryk, CFA, serves as Head of Multi-Asset and Solutions of QS Investors. Mr. Petryk is responsible for product development and integration across strategies and asset classes. Mr. Petryk was formerly Chief Investment Officer at Batterymarch Financial Management, Inc. from 2012 to 2014. At Batterymarch, he also served as Deputy Chief Investment Officer and co-head of the Developed Markets investment team from 2010 to 2012, Senior Director and Global Investment Strategist on the Developed Markets team from 2008 to 2010 and Global Investment Strategist during 2007.
QS Investors compensates each of Brandywine, ClearBridge Investments, LLC (“ClearBridge”) and Western Asset Management Company (“Western Asset”), the Portfolio’s sub-subadvisers, out of the subadvisory fees that it receives from SunAmerica. Neither SunAmerica nor the Portfolio compensates the Portfolio’s subsubadvisers. Brandywine, ClearBridge and Western Asset are affiliates of QS Investors, which is an indirect wholly-owned subsidiary of Legg Mason, Inc. SunAmerica may terminate the subadvisory agreement with QS Investors without shareholder approval.
Brandywine is located at 2929 Arch Street, Philadelphia, Pennsylvania 19104. Brandywine acts as adviser or subadviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of January 31, 2018, Brandywine’s total assets under management were approximately $78.6 billion.

Management
ClearBridge is located at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of January 31, 2018, ClearBridge’s total assets under management were approximately $144.5 billion.
Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of January 31, 2017, the total assets under management of Western Asset and its supervised affiliates were approximately $443.5 billion.
The Intermediate Term Bond sleeve is managed by Stephen Sibley, CFA, and Eugene Kirkwood. Stephen Sibley, CFA, is a Portfolio Manager and Research Analyst at Western Asset and has 27 years of experience. He joined the Firm in 2005. Eugene Kirkwood is a Portfolio Manager handling Western Asset’s taxable separately managed strategies. He joined the firm in 2005.
Schroder Investment Management North America Inc. (SIMNA) is located at 7 Bryant Park, New York, NY 10018. SIMNA, through its predecessors, has been an investment manager since 1962, and serves as investment adviser to mutual funds and a broad range of institutional investors. Schroders plc, SIMNA’s ultimate parent, is a global asset management company with approximately $589.5 billion under management as of December 31, 2017. In managing the SA Schroders VCP Global Allocation Portfolio, SIMNA has delegated certain investment management responsibilities to Schroder Investment Management North America Ltd, an affiliate of SIMNA, pursuant to a sub-subadvisory agreement.
The SA Schroders VCP Global Allocation Portfolio is managed by Johanna Kyrklund, CFA and Michael Hodgson, PhD.
Johanna Kyrklund, CFA, is Schroders’ Global Head of Multi-Asset Investments. She has been with Schroders since 2007 and leads the Multi-Asset Investments division and chairs the Global Asset Allocation Committee. She is responsible for investments on behalf of Multi-Asset clients globally and is the lead portfolio manager of the Schroders Diversified Growth Strategy. Ms. Kyrklund was formerly portfolio manager of Absolute Insight Tactical Asset Allocation Fund, a global macro absolute return fund, at Insight Investment (2005-2007) and Head of Asset Allocation in the UK and portfolio manager of the
Deutsche Tactical Asset Allocation Fund, Deutsche Asset Management (1997-2005). Ms. Kyrklund is a CFA charterholder and also holds a degree in Philosophy, Politics & Economics from the University of Oxford.
Michael Hodgson, PhD, joined Schroders in 2011. He is responsible for Risk Managed Investments and OTC derivatives execution for Multi-Asset. He has over 25 years of experience in financial markets. From 2004 to 2010, Mr. Hodgson was Global Head of Equity Derivatives and then Head of Fund Derivatives Trading and Structuring at ABN AMRO Bank/NV Royal Bank of Scotland NV. Between 2002 and 2004, he founded Hodgson Global through which he holds U.S. patents in relation to derivative contracts for trading and hedging volatility risk. His investment career started in 1987 becoming Principal Interest Rate Derivatives Trader and subsequently Global Head of Structured Products and Equity Derivatives at J. Henry Schroder & Co. Limited until its acquisition in 2000 by Citigroup where he became European Head of New Product Development. Mr. Hodgson holds a BSc in Physics from Imperial College (London) and a PhD in Physics from Cambridge University.
T. Rowe Price Associates, Inc. (T. Rowe Price) is located at 100 East Pratt Street, Baltimore, MD 21202. T. Rowe Price provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. As of January 31, 2018, T. Rowe Price had approximately $991.1 billion in assets under management and provided investment management services for more than 9 million individual and institutional investor accounts.
The SA T. Rowe Price Asset Allocation Growth Portfolio is managed by Robert A. Panariello, CFA, CAIA, FRM, Charles M. Shriver, CFA and Toby M. Thompson, CFA, CAIA. Robert Panariello is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price, and a quantitative analyst in the Asset Allocation Group, with research, product development, and portfolio management responsibilities. He is an Investment Advisory Committee member of the Global Allocation Fund. Robert joined the firm in 2005. Robert has also earned the CFA, Financial Risk Manager (FRM) and Chartered Alternative Investment Analyst (CAIA) designations. Charles Shriver is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is a portfolio manager for several asset allocation portfolios within the T. Rowe Price Asset Allocation Group. Mr. Shriver is a Co-Chair of the T. Rowe Price Asset Allocation Committee and has been with the firm since 1991. He has earned the CFA designation. Toby Thompson is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price. He is a portfolio manager within the T. Rowe Price Asset Allocation Group. He serves as co-portfolio manager of the T. Rowe Price Managed Volatility Strategy. He joined the firm in 2010, He has earned his CFA and

Management
Chartered Alternative Investment Analyst (CAIA) designations and is a Series 7 and 63 registered representative.
The SA T. Rowe Price VCP Balanced and the Overlay Component of the SA VCP Index Allocation Portfolios are managed by Charles M. Shriver, CFA, Anna A. Dreyer, PhD., CFA and Toby M. Thompson, CFA, CAIA. Charles Shriver is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is a portfolio manager for several asset allocation portfolios within the T. Rowe Price Asset Allocation Group. Mr. Shriver is a Co-Chair of the T. Rowe Price Asset Allocation Committee and has been with the firm since 1991. He has earned the CFA designation. Anna Dreyer is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. She is a quantitative analyst and portfolio manager within the T. Rowe Price Asset Allocation Group. She serves as co-portfolio manager of the T. Rowe Price Managed Volatility Strategy. Anna joined the firm in 2008. Ms. Dreyer has also earned the CFA designation. Toby Thompson is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is a portfolio manager within the T. Rowe Price Asset Allocation Group. He serves as co-portfolio manager of the T. Rowe Price Managed Volatility Strategy. He joined the firm in 2010, He has earned his CFA and Chartered Alternative Investment Analyst (CAIA) designations and is a Series 7 and 63 registered representative.
Templeton Investment Counsel, LLC (Templeton) is a Delaware limited liability company located at 300 S.E. 2nd Street, Ft. Lauderdale, FL 33301. Templeton is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of January 31, 2018, Franklin Templeton Investments managed approximately $770.8 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.
The SA Templeton Foreign Value Portfolio is managed by an investment team led by Antonio T. Docal. Back-up portfolio managers of the Portfolio include Heather Waddell and Peter A. Nori. Mr. Docal joined Templeton in 2001 and is currently President and Portfolio Manager. He holds the CFA designation. Mr. Docal is the lead portfolio manager of this Portfolio. Ms. Waddell joined Templeton in 1996 and is currently Executive Vice President, Portfolio Manager/Research Analyst. Ms. Waddell is the industrials sector team leader and has research responsibility for global small capitalization cyclicals and capital goods. She is also a member of the information technology sector team with research responsibility for the global consumer electronics and office electronics industries. She holds the CFA designation. Mr. Nori joined Franklin Templeton in 1987 and is an Executive Vice President and Portfolio Manager and information technology sector team leader. He has research responsibility for the global semiconductor industry. In addition he manages several institutional portfolios. He holds the CFA designation.
Wells Capital Management Incorporated (WellsCap) is a California corporation located at 525 Market Street, San Francisco, CA 94105. WellsCap provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2017, WellsCap managed assets aggregating in excess of $389.6 billion.
The SA WellsCap Aggressive Growth Portfolio is managed by an investment team led by Michael T. Smith, CFA, and Christopher J. Warner, CFA. Mr. Smith is managing director and senior portfolio manager for the Fundamental Growth Equity team at WellsCap. Mr. Smith has oversight and portfolio management responsibility for the team’s Fundamental Small to Mid, Mid Capitalization, Large Capitalization, Large Capitalization Select, and All Capitalization growth portfolios. Mr. Warner serves as Co-Portfolio Manager for each of the team’s aforementioned strategies. Mr. Smith joined WellsCap from Strong Capital Management, having joined Strong in 2000. Mr. Warner joined WellsCap from a sell side research associate position at Citigroup in 2007. Both managers have earned the right to use the CFA designation.
The SA WellsCap Fundamental Growth Portfolio is managed by an investment team led by Michael T. Smith, CFA and Christopher J. Warner, CFA. Mr. Smith is managing director and senior portfolio manager for the Fundamental Growth Equity team at WellsCap. Mr. Smith has oversight and portfolio management responsibility for the team’s Fundamental Small to Mid, Mid Capitalization, Large Capitalization, Large Capitalization Select, and All Capitalization growth portfolios. Mr. Smith has earned the right to use the CFA designation. Mr. Warner serves as a co-portfolio manager for all of the Fundamental team’s portfolios including the Fundamental Large Capitalization portfolio. Mr. Warner has earned the right to use the CFA designation.
Information about the Distributor

AIG Capital Services, Inc. (the “Distributor”) distributes each Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.
Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets. VALIC Retirement Services Company is the Trust’s Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

Account Information
Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SunAmerica, the Trust’s investment adviser and manager. The term “Manager” as used in this Prospectus means either SunAmerica or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.
You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the Variable Contracts, which accompanies this Prospectus.
The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.
Service (12b-1) Plan

Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 Plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios’ Class 2 or Class 3 shares. Because these fees are paid out of each Portfolio’s Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares.
Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.
Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically approved and revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.
As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, a Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE.
A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity index futuresfutures contracts, the Trust uses an outside

Account Information
pricing service to provide it with closing market prices and information used for adjusting those prices.
Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 2 or Class 3 shares will generally be lower than the NAV of the Class 1 shares of each Portfolio.
Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios’ securities may change on days when the Trust is not open for purchases or redemptions.
Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.
Execution of requests. The Trust is open on those days when the NYSE is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received and is in good order by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.
Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment for more than seven days in the following unusual circumstances:
•	during any period in which the NYSE is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is deemed to be restricted;
•	during any period in which an emergency exists, as a result of which (i) it is not reasonably practicable for the Portfolio to dispose of securities owned by it or (ii) it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or
•	during such other periods as the SEC may by order permit to protect Portfolio shareholders.
The SEC will determine the conditions under which trading shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.
Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.
The Board has adopted policies and procedures with respect to market timing activity as discussed below.
The Trust believes that market timing activity is not in the best interest of the Portfolios’ performance or their participants. Market timing can disrupt the ability of SunAmerica or a subadviser to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of a Portfolio. In addition, market timing may increase a Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.
Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s NAV is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s NAV, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies – Valuation of Shares”).
Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures.
The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.

Account Information
There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of a Portfolio. Such rejections or refusals will be applied uniformly without exception.
Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the Separate Accounts may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.
Payments in Connection with Distribution

Certain life insurance companies affiliated with SunAmerica receive revenue sharing payments from SunAmerica and certain subadvisers in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolios, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolios or from investment management fees received by SunAmerica or the subadvisers.
Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.
Dividend Policies and Taxes

Distribution Reinvestments. The dividends and distributions, if any, will be reinvested automatically in additional shares of the same Portfolio on which they were paid. The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.
Taxability of a Portfolio. Each Portfolio intends to qualify as a “regulated investment company” under the Code. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.
The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends-received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life insurance companies will not be passed to you or the Portfolios.
Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified and otherwise compliant in the future.

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for the Portfolio are intended to help you understand the Portfolio’s financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)	Ratio of net investment income (loss) to average net assets(1)	Portfolio turnover

SA AB Growth Portfolio — Class 1
01/31/14	$27.20	$0.02	$7.20	$7.22	$(0.09)	$—	$(0.09)	$34.33	26.55%	$270,895	0.67%	0.04%	63%
01/31/15	34.33	0.08	5.73	5.81	—	—	—	40.14	16.92	319,922	0.66	0.20	67
01/31/16	40.14	0.09	2.11	2.20	(0.06)	(4.31)	(4.37)	37.97	5.24	352,893	0.65	0.21	65
01/31/17	37.97	0.04	5.15	5.19	(0.09)	(5.33)	(5.42)	37.74	14.06	362,019	0.66	0.10	54
01/31/18	37.74	0.03	13.10	13.13	(0.02)	(3.08)	(3.10)	47.77	35.78	491,203	0.65	0.06	53

SA AB Growth Portfolio — Class 2
01/31/14	27.14	(0.03)	7.20	7.17	(0.04)	—	(0.04)	34.27	26.41	23,204	0.83	(0.10)	63
01/31/15	34.27	0.02	5.72	5.74	—	—	—	40.01	16.75	22,447	0.81	0.06	67
01/31/16	40.01	0.03	2.09	2.12	—	(4.31)	(4.31)	37.82	5.06	19,953	0.80	0.07	65
01/31/17	37.82	(0.02)	5.13	5.11	(0.02)	(5.33)	(5.35)	37.58	13.89	19,507	0.81	(0.05)	54
01/31/18	37.58	(0.03)	13.03	13.00	—	(3.08)	(3.08)	47.50	35.59	23,394	0.80	(0.08)	53

SA AB Growth Portfolio — Class 3
01/31/14	27.02	(0.06)	7.16	7.10	(0.01)	—	(0.01)	34.11	26.26	127,869	0.93	(0.20)	63
01/31/15	34.11	(0.01)	5.68	5.67	—	—	—	39.78	16.62	126,671	0.91	(0.04)	67
01/31/16	39.78	(0.01)	2.09	2.08	—	(4.31)	(4.31)	37.55	4.99	119,707	0.90	(0.03)	65
01/31/17	37.55	(0.06)	5.09	5.03	—	(5.33)	(5.33)	37.25	13.79	119,270	0.91	(0.15)	54
01/31/18	37.25	(0.08)	12.91	12.83	—	(3.08)	(3.08)	47.00	35.44	136,572	0.90	(0.18)	53

SA AB Small & Mid Cap Value Portfolio — Class 1
01/31/14	18.71	0.12	4.19	4.31	(0.11)	(1.61)	(1.72)	21.30	23.38	40,650	0.96	0.59	51
01/31/15	21.30	0.11	1.40	1.51	(0.20)	(3.50)	(3.70)	19.11	8.56	80,714	0.95	0.53	45
01/31/16	19.11	0.07	(1.44)	(1.37)	(0.12)	(2.82)	(2.94)	14.80	(8.83)	90,372	0.95	0.37	44
01/31/17	14.80	0.06	5.13	5.19	(0.07)	(0.87)	(0.94)	19.05	35.85	105,585	0.95	0.36	57
01/31/18	19.05	0.07	2.56	2.63	(0.08)	(1.86)	(1.94)	19.74	14.54	91,640	0.95	0.36	33

SA AB Small & Mid Cap Value Portfolio — Class 2
01/31/14	18.68	0.09	4.19	4.28	(0.08)	(1.61)	(1.69)	21.27	23.24	19,206	1.11	0.42	51
01/31/15	21.27	0.10	1.37	1.47	(0.16)	(3.50)	(3.66)	19.08	8.36	16,166	1.10	0.42	45
01/31/16	19.08	0.04	(1.44)	(1.40)	(0.08)	(2.82)	(2.90)	14.78	(8.97)	12,967	1.10	0.22	44
01/31/17	14.78	0.04	5.12	5.16	(0.04)	(0.87)	(0.91)	19.03	35.67	14,727	1.10	0.21	57
01/31/18	19.03	0.04	2.56	2.60	(0.05)	(1.86)	(1.91)	19.72	14.37	14,443	1.10	0.21	33

SA AB Small & Mid Cap Value Portfolio — Class 3
01/31/14	18.60	0.07	4.17	4.24	(0.06)	(1.61)	(1.67)	21.17	23.13	580,647	1.21	0.32	51
01/31/15	21.17	0.07	1.38	1.45	(0.14)	(3.50)	(3.64)	18.98	8.31	530,998	1.20	0.32	45
01/31/16	18.98	0.02	(1.44)	(1.42)	(0.06)	(2.82)	(2.88)	14.68	(9.11)	445,890	1.20	0.12	44
01/31/17	14.68	0.02	5.09	5.11	(0.02)	(0.87)	(0.89)	18.90	35.57	501,178	1.20	0.11	57
01/31/18	18.90	0.02	2.53	2.55	(0.03)	(1.86)	(1.89)	19.56	14.21	510,169	1.20	0.11	33

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18
SA AB Growth Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA AB Growth Class 2	0.00	0.00	0.00	0.00	0.00
SA AB Growth Class 3	0.00	0.00	0.00	0.00	0.00
SA AB Small & Mid-Cap Value Class 1	0.02	0.02	0.01	0.01	0.01
SA AB Small & Mid-Cap Value Class 2	0.02	0.02	0.01	0.01	0.01
SA AB Small & Mid-Cap Value Class 3	0.02	0.02	0.01	0.01	0.01

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)		Ratio of net investment income to average net assets(1)		Portfolio turnover

SA BlackRock VCP Global Multi Asset Portfolio — Class 1
09/26/16#- 01/31/17	$10.67	$0.01	$(0.01)	$0.00	$(0.01)	$(0.09)	$(0.10)	$10.57	0.00%	$100	0.91	%†	0.21	%†	161%
01/31/18	10.57	0.07	1.36	1.43	(0.01)	(0.04)	(0.05)	11.95	13.51	120	0.91		0.62		160

SA BlackRock VCP Global Multi Asset Portfolio — Class 3
01/25/16#- 01/31/16	10.00	(0.00)	0.19	0.19	—	—	—	10.19	1.90	12,290	1.16	†	(0.15	)†	0
01/31/17	10.19	0.01	0.46	0.47	(0.01)	(0.09)	(0.10)	10.56	4.58	484,730	1.16		0.12		161
01/31/18	10.56	0.04	1.36	1.40	(0.00)	(0.04)	(0.04)	11.92	13.28	748,085	1.16		0.34		160

SA Boston Company Capital Growth Portfolio — Class 1
01/31/14	10.02	0.03	2.04	2.07	(0.09)	—	(0.09)	12.00	20.72	7,517	0.97		0.24		82
01/31/15	12.00	0.03	1.01	1.04	(0.01)	—	(0.01)	13.03	8.69	42,252	0.85	(2)	0.22	(2)	112
01/31/16	13.03	0.05	0.20	0.25	(0.01)	(0.57)	(0.58)	12.70	1.75	91,155	0.81	(2)	0.39	(2)	51
01/31/17	12.70	0.07	1.67	1.74	(0.03)	(0.06)	(0.09)	14.35	13.65	223,489	0.78	(2)	0.52	(2)	68
01/31/18	14.35	0.06	3.95	4.01	(0.05)	(0.16)	(0.21)	18.15	28.09	335,870	0.77	(2)	0.37	(2)	66

SA Boston Company Capital Growth Portfolio — Class 2
01/31/14	9.90	0.01	2.01	2.02	(0.07)	—	(0.07)	11.85	20.48	2,365	1.12		0.10		82
01/31/15	11.85	0.02	0.99	1.01	—	—	—	12.86	8.52	1,825	1.03	(2)	0.13	(2)	112
01/31/16	12.86	0.04	0.20	0.24	—	(0.57)	(0.57)	12.53	1.70	1,653	0.96	(2)	0.27	(2)	51
01/31/17	12.53	0.05	1.63	1.68	(0.00)	(0.06)	(0.06)	14.15	13.42	1,715	0.94	(2)	0.39	(2)	68
01/31/18	14.15	0.04	3.88	3.92	(0.02)	(0.16)	(0.18)	17.89	27.87	1,762	0.92	(2)	0.25	(2)	66

SA Boston Company Capital Growth Portfolio — Class 3
01/31/14	9.84	0.00	1.99	1.99	(0.06)	—	(0.06)	11.77	20.30	51,413	1.22		(0.01)		82
01/31/15	11.77	0.00	0.99	0.99	—	—	—	12.76	8.41	47,600	1.13	(2)	0.03	(2)	112
01/31/16	12.76	0.02	0.20	0.22	—	(0.57)	(0.57)	12.41	1.55	44,729	1.06	(2)	0.17	(2)	51
01/31/17	12.41	0.04	1.62	1.66	—	(0.06)	(0.06)	14.01	13.36	54,394	1.04	(2)	0.29	(2)	68
01/31/18	14.01	0.02	3.84	3.86	(0.01)	(0.16)	(0.17)	17.70	27.71	58,522	1.02	(2)	0.14	(2)	66

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses									Net Investment Income (Loss)
Portfolio	1/14	1/15		1/16		1/17		1/18		1/14	1/15		1/16		1/17		1/18
SA BlackRock VCP Global Multi Asset Class 1	—%	—%		—%		0.98	%†	0.91%		—%	—%		—%		0.14	%†	0.62%
SA BlackRock VCP Global Multi Asset Class 3	—	—		12.00	†	1.28		1.16		—	—		(10.99	)†	0.00		0.34
SA Boston Company Capital Growth Class 1	1.07	0.99	(2)	0.95	(2)	0.91	(2)	0.88	(2)	0.14	0.08	(2)	0.25	(2)	0.39	(2)	0.26	(2)
SA Boston Company Capital Growth Class 2	1.22	1.17	(2)	1.11	(2)	1.07	(2)	1.03	(2)	(0.00)	(0.01	)(2)	0.13	(2)	0.26	(2)	0.14	(2)
SA Boston Company Capital Growth Class 3	1.32	1.27	(2)	1.21	(2)	1.17	(2)	1.13	(2)	(0.11)	(0.11	)(2)	0.03	(2)	0.16	(2)	0.04	(2)
(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18
SA Boston Company Capital Growth Class 1	0.01%	0.01%	0.01%	0.01%
SA Boston Company Capital Growth Class 2	0.00	0.01	0.01	0.01
SA Boston Company Capital Growth Class 3	0.00	0.01	0.01	0.01

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**		Net Assets end of period (000s)	Ratio of expenses to average net assets(1)(2)	Ratio of net investment income (loss) to average net assets(1)(2)	Portfolio turnover

SA Columbia Technology Portfolio — Class 1
01/31/14	$3.05	$(0.01)	$0.63	$0.62	$—	$—	$—	$3.67	20.33%		$10,209	1.16%	(0.43)%	88%
01/31/15	3.67	(0.02)	0.90	0.88	—	—	—	4.55	23.98	(3)	11,742	1.12	(0.40)	88
01/31/16	4.55	(0.01)	0.09	0.08	—	—	—	4.63	1.76		10,516	1.08	(0.20)	59
01/31/17	4.63	(0.01)	1.72	1.71	—	—	—	6.34	36.93	(3)	12,239	1.06	(0.22)	56
01/31/18	6.34	(0.01)	2.07	2.06	—	(0.93)	(0.93)	7.47	33.42		15,771	1.04	(0.22)	56

SA Columbia Technology Portfolio — Class 2
01/31/14	3.00	(0.02)	0.63	0.61	—	—	—	3.61	20.33		3,043	1.31	(0.58)	88
01/31/15	3.61	(0.02)	0.88	0.86	—	—	—	4.47	23.82	(3)	3,261	1.27	(0.54)	88
01/31/16	4.47	(0.02)	0.09	0.07	—	—	—	4.54	1.57		3,258	1.23	(0.35)	59
01/31/17	4.54	(0.02)	1.68	1.66	—	—	—	6.20	36.56	(3)	3,975	1.21	(0.37)	56
01/31/18	6.20	(0.02)	2.02	2.00	—	(0.93)	(0.93)	7.27	33.21		5,043	1.20	(0.37)	56

SA Columbia Technology Portfolio — Class 3
01/31/14	2.97	(0.02)	0.62	0.60	—	—	—	3.57	20.20		26,723	1.41	(0.69)	88
01/31/15	3.57	(0.03)	0.87	0.84	—	—	—	4.41	23.53	(3)	33,661	1.38	(0.65)	88
01/31/16	4.41	(0.02)	0.09	0.07	—	—	—	4.48	1.59		36,051	1.33	(0.45)	59
01/31/17	4.48	(0.02)	1.66	1.64	—	—	—	6.12	36.61	(3)	43,656	1.31	(0.47)	56
01/31/18	6.12	(0.03)	1.99	1.96	—	(0.93)	(0.93)	7.15	32.98		55,756	1.30	(0.47)	56

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
Portfolio	1/14(2)	1/15(2)	1/16(2)	1/17(2)	1/18(2)	1/14(2)	1/15(2)	1/16(2)	1/17(2)	1/18(2)
SA Columbia Technology Class 1	1.26%	1.22%	1.18%	1.16%	1.14%	(0.53)%	(0.50)%	(0.30)%	(0.32)%	(0.32)%
SA Columbia Technology Class 2	1.41	1.37	1.33	1.31	1.30	(0.68)	(0.64)	(0.45)	(0.47)	(0.47)
SA Columbia Technology Class 3	1.51	1.48	1.43	1.41	1.40	(0.79)	(0.75)	(0.55)	(0.57)	(0.57)
(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18
SA Columbia Technology Class 1	0.02%	0.03%	0.03%	0.02%	0.02%
SA Columbia Technology Class 2	0.02	0.03	0.03	0.02	0.02
SA Columbia Technology Class 3	0.02	0.03	0.03	0.02	0.02
(3)	The Portfolio’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations		Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA DFA Ultra Short Bond Portfolio — Class 1
01/31/14	$10.61	$(0.03)	$(0.00)	$(0.03)		$—	$—	$—	$10.58	(0.28)%	$79,418	0.45	%(1)	(0.27	)%(1)	—%
01/31/15	10.58	(0.03)	0.01	(0.02)		—	—	—	10.56	(0.19)	72,581	0.45	(1)	(0.28	)(1)	—
01/31/16	10.56	(0.02)	0.00	(0.02	)(2)	—	—	—	10.54	(0.19)	63,380	0.45	(1)	(0.19	)(1)	—
01/31/17	10.54	0.04	(0.04)	0.00		—	—	—	10.54	0.00	304,376	0.50	(1)	0.41	(1)	126
01/31/18	10.54	0.09	(0.04)	0.05		(0.03)	—	(0.03)	10.56	0.51	215,125	0.50		0.89		105

SA DFA Ultra Short Bond Portfolio — Class 2
01/31/14	10.55	(0.04)	(0.01)	(0.05)		—	—	—	10.50	(0.47)	16,899	0.60	(1)	(0.42	)(1)	—
01/31/15	10.50	(0.04)	0.00	(0.04)		—	—	—	10.46	(0.38)	13,803	0.60	(1)	(0.43	)(1)	—
01/31/16	10.46	(0.04)	0.00	(0.04	)(2)	—	—	—	10.42	(0.38)	20,166	0.60	(1)	(0.34	)(1)	—
01/31/17	10.42	0.01	(0.02)	(0.01)		—	—	—	10.41	(0.10)	15,865	0.65	(1)	0.14	(1)	126
01/31/18	10.41	0.08	(0.04)	0.04		(0.01)	—	(0.01)	10.44	0.42	14,206	0.65		0.76		105

SA DFA Ultra Short Bond Portfolio — Class 3
01/31/14	10.50	(0.05)	(0.01)	(0.06)		—	—	—	10.44	(0.57)	187,750	0.70	(1)	(0.52	)(1)	—
01/31/15	10.44	(0.05)	0.00	(0.05)		—	—	—	10.39	(0.48)	169,945	0.70	(1)	(0.53	)(1)	—
01/31/16	10.39	(0.04)	(0.01)	(0.05	)(2)	—	—	—	10.34	(0.48)	249,970	0.70	(1)	(0.44	)(1)	—
01/31/17	10.34	0.00	(0.02)	(0.02)		—	—	—	10.32	(0.19)	201,194	0.75	(1)	0.03	(1)	126
01/31/18	10.32	0.07	(0.04)	0.03		(0.00)	—	(0.00)	10.35	0.32	175,836	0.75		0.66		105

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses				Net Investment Income (Loss)
Portfolio	1/14	1/15	1/16	1/17	1/14	1/15	1/16	1/17
SA DFA Ultra Short Bond Class 1	0.51%	0.50%	0.53%	0.51%	(0.33)%	(0.33)%	(0.27)%	0.40%
SA DFA Ultra Short Bond Class 2	0.66	0.65	0.67	0.67	(0.48)	(0.48)	(0.42)	0.11
SA DFA Ultra Short Bond Class 3	0.76	0.75	0.78	0.77	(0.58)	(0.58)	(0.51)	0.01
(2)	Includes the effect of a merger.

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover

SA Dogs of Wall Street Portfolio — Class 1
01/31/14	$10.01	$0.29	$2.16	$2.45	$(0.17)	$—	$(0.17)	$12.29	24.56%	$95,864	0.68%	2.49%	50%
01/31/15	12.29	0.32	1.11	1.43	(0.19)	(0.55)	(0.74)	12.98	11.84	156,928	0.66	2.42	46
01/31/16	12.98	0.31	(0.00)	0.31	(0.26)	(0.91)	(1.17)	12.12	2.38	183,901	0.64	2.43	68
01/31/17	12.12	0.34	2.23	2.57	(0.31)	(0.72)	(1.03)	13.66	21.56	186,426	0.64	2.51	61
01/31/18	13.66	0.34	2.70	3.04	(0.35)	(1.21)	(1.56)	15.14	23.41	192,395	0.64	2.37	56

SA Dogs of Wall Street Portfolio — Class 2
01/31/14	9.99	0.28	2.16	2.44	(0.16)	—	(0.16)	12.27	24.46	8,484	0.83	2.36	50
01/31/15	12.27	0.30	1.10	1.40	(0.17)	(0.55)	(0.72)	12.95	11.60	7,347	0.81	2.28	46
01/31/16	12.95	0.30	(0.00)	0.30	(0.24)	(0.91)	(1.15)	12.10	2.28	6,464	0.79	2.30	68
01/31/17	12.10	0.32	2.22	2.54	(0.29)	(0.72)	(1.01)	13.63	21.32	7,293	0.79	2.36	61
01/31/18	13.63	0.32	2.70	3.02	(0.33)	(1.21)	(1.54)	15.11	23.28	7,666	0.79	2.22	56

SA Dogs of Wall Street Portfolio — Class 3
01/31/14	9.97	0.26	2.16	2.42	(0.16)	—	(0.16)	12.23	24.29	101,665	0.93	2.25	50
01/31/15	12.23	0.28	1.10	1.38	(0.17)	(0.55)	(0.72)	12.89	11.46	126,193	0.91	2.17	46
01/31/16	12.89	0.28	0.01	0.29	(0.23)	(0.91)	(1.14)	12.04	2.23	123,619	0.89	2.19	68
01/31/17	12.04	0.30	2.20	2.50	(0.28)	(0.72)	(1.00)	13.54	21.09	160,177	0.89	2.25	61
01/31/18	13.54	0.30	2.69	2.99	(0.32)	(1.21)	(1.53)	15.00	23.20	177,980	0.89	2.12	56

SA Federated Corporate Bond Portfolio — Class 1
01/31/14	13.90	0.62	(0.25)	0.37	(0.61)	(0.17)	(0.78)	13.49	2.81	526,339	0.56	4.67	14
01/31/15	13.49	0.59	0.27	0.86	(0.50)	(0.04)	(0.54)	13.81	6.47	831,572	0.55	4.31	12
01/31/16	13.81	0.57	(1.02)	(0.45)	(0.53)	(0.04)	(0.57)	12.79	(3.32)	962,298	0.54	4.27	18
01/31/17	12.79	0.58	0.66	1.24	(0.64)	—	(0.64)	13.39	9.67	720,862	0.54	4.23	22
01/31/18	13.39	0.55	0.16	0.71	(0.63)	(0.06)	(0.69)	13.41	5.30	695,388	0.54	4.01	17

SA Federated Corporate Bond Portfolio — Class 2
01/31/14	13.88	0.63	(0.28)	0.35	(0.59)	(0.17)	(0.76)	13.47	2.63	31,387	0.71	4.54	14
01/31/15	13.47	0.58	0.26	0.84	(0.48)	(0.04)	(0.52)	13.79	6.29	28,786	0.70	4.19	12
01/31/16	13.79	0.56	(1.02)	(0.46)	(0.51)	(0.04)	(0.55)	12.78	(3.43)	24,136	0.69	4.12	18
01/31/17	12.78	0.55	0.67	1.22	(0.62)	—	(0.62)	13.38	9.50	23,588	0.69	4.06	22
01/31/18	13.38	0.53	0.15	0.68	(0.60)	(0.06)	(0.66)	13.40	5.12	21,287	0.69	3.86	17

SA Federated Corporate Bond Portfolio — Class 3
01/31/14	13.82	0.60	(0.26)	0.34	(0.58)	(0.17)	(0.75)	13.41	2.57	896,610	0.81	4.43	14
01/31/15	13.41	0.56	0.26	0.82	(0.47)	(0.04)	(0.51)	13.72	6.17	900,946	0.80	4.08	12
01/31/16	13.72	0.54	(1.02)	(0.48)	(0.49)	(0.04)	(0.53)	12.71	(3.54)	819,716	0.79	4.02	18
01/31/17	12.71	0.53	0.67	1.20	(0.60)	—	(0.60)	13.31	9.45	886,503	0.79	3.96	22
01/31/18	13.31	0.51	0.15	0.66	(0.59)	(0.06)	(0.65)	13.32	5.01	904,313	0.79	3.76	17

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)†	Ratio of net investment income to average net assets(1)†	Portfolio turnover

SA Fixed Income Index Portfolio — Class 1
02/06/17#- 01/31/18	10.00	0.20	(0.05)	0.15	—	—	—	10.15	1.50	303,097	0.34	2.03	19%

SA Fixed Income Index Portfolio — Class 3
02/06/17#- 01/31/18	10.00	0.16	(0.04)	0.12	—	—	—	10.12	1.20	1,474	0.59	1.79	19

SA Fixed Income Intermediate Index Portfolio — Class 1
10/06/17#- 01/31/18	10.00	0.05	(0.19)	(0.14)	—	—	—	9.86	(1.40)	238,098	0.34	1.58	8

SA Fixed Income Intermediate Index Portfolio — Class 3
10/06/17#- 01/31/18	10.00	0.04	(0.18)	(0.14)	—	—	—	9.86	(1.40)	1,412	0.59	1.37	8

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations
(1)	During the below stated periods, the investment adviser either waived fees and assumed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses	Net Investment Income (Loss)
Portfolio	1/18†	1/18†
SA Fixed Income Index Class 1	0.37%	1.99%
SA Fixed Income Index Class 3	0.69	1.70
SA Fixed Income Intermediate Index Class 1	0.43	1.49
SA Fixed Income Intermediate Index Class 3	1.34	0.62

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover

SA Templeton Foreign Value Portfolio — Class 1
01/31/14	$14.74	$0.19	$1.80	$1.99	$(0.31)	$—	$(0.31)	$16.42	13.49%	$242,569	0.87	%(1)	1.28	%(1)	17%
01/31/15	16.42	0.35	(0.88)	(0.53)	(0.21)	—	(0.21)	15.68	(3.20)	528,744	0.83	(1)	2.20	(1)	8
01/31/16	15.68	0.27	(1.95)	(1.68)	(0.35)	—	(0.35)	13.65	(11.01)	613,167	0.83	(1)	1.73	(1)	18
01/31/17	13.65	0.36	1.45	1.81	(0.28)	(0.28)	(0.56)	14.90	13.53	540,797	0.83	(1)	2.54	(1)	19
01/31/18	14.90	0.30	2.98	3.28	(0.45)	—	(0.45)	17.73	22.20	514,253	0.83	(1)	1.86	(1)	16

SA Templeton Foreign Value Portfolio — Class 2
01/31/14	14.72	0.24	1.71	1.95	(0.28)	—	(0.28)	16.39	13.27	23,442	1.02	(1)	1.60	(1)	17
01/31/15	16.39	0.47	(1.02)	(0.55)	(0.18)	—	(0.18)	15.66	(3.33)	18,748	0.98	(1)	2.79	(1)	8
01/31/16	15.66	0.27	(1.97)	(1.70)	(0.32)	—	(0.32)	13.64	(11.13)	14,146	0.98	(1)	1.69	(1)	18
01/31/17	13.64	0.32	1.46	1.78	(0.25)	(0.28)	(0.53)	14.89	13.31	13,310	0.98	(1)	2.25	(1)	19
01/31/18	14.89	0.28	2.98	3.26	(0.42)	—	(0.42)	17.73	22.10	13,992	0.98	(1)	1.73	(1)	16

SA Templeton Foreign Value Portfolio — Class 3
01/31/14	14.69	0.22	1.72	1.94	(0.27)	—	(0.27)	16.36	13.21	646,752	1.12	(1)	1.49	(1)	17
01/31/15	16.36	0.43	(0.99)	(0.56)	(0.17)	—	(0.17)	15.63	(3.42)	613,752	1.08	(1)	2.59	(1)	8
01/31/16	15.63	0.25	(1.98)	(1.73)	(0.30)	—	(0.30)	13.60	(11.29)	506,615	1.08	(1)	1.56	(1)	18
01/31/17	13.60	0.29	1.48	1.77	(0.24)	(0.28)	(0.52)	14.85	13.26	545,963	1.08	(1)	2.09	(1)	19
01/31/18	14.85	0.27	2.97	3.24	(0.41)	—	(0.41)	17.68	21.98	568,413	1.08	(1)	1.64	(1)	16

SA Franklin Small Company Value Portfolio — Class 1
01/31/14	20.55	0.09	4.21	4.30	(0.21)	(0.08)	(0.29)	24.56	20.95	163,689	1.01		0.41		10
01/31/15	24.56	0.08	(0.29)	(0.21)	(0.08)	(0.82)	(0.90)	23.45	(0.69)	260,770	1.00		0.32		22
01/31/16	23.45	0.14	(1.56)	(1.42)	(0.08)	(1.72)	(1.80)	20.23	(6.66)	235,150	0.99		0.60		41
01/31/17	20.23	0.12	7.18	7.30	(0.17)	(2.60)	(2.77)	24.76	37.51	212,319	0.99		0.52		27
01/31/18	24.76	0.24	2.22	2.46	(0.16)	(3.15)	(3.31)	23.91	10.66	149,189	0.99	(2)	0.96	(2)	31

SA Franklin Small Company Value Portfolio — Class 3
01/31/14	20.41	0.05	4.16	4.21	(0.16)	(0.08)	(0.24)	24.38	20.62	247,510	1.27		0.20		10
01/31/15	24.38	0.02	(0.28)	(0.26)	(0.02)	(0.82)	(0.84)	23.28	(0.93)	230,544	1.25		0.08		22
01/31/16	23.28	0.08	(1.55)	(1.47)	(0.01)	(1.72)	(1.73)	20.08	(6.88)	203,532	1.24		0.35		41
01/31/17	20.08	0.06	7.12	7.18	(0.11)	(2.60)	(2.71)	24.55	37.12	225,663	1.24		0.26		27
01/31/18	24.55	0.15	2.23	2.38	(0.10)	(3.15)	(3.25)	23.68	10.38	223,129	1.24	(2)	0.63	(2)	31

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18
SA Templeton Foreign Value Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA Templeton Foreign Value Class 2	0.00	0.00	0.00	0.00	0.00
SA Templeton Foreign Value Class 3	0.00	0.00	0.00	0.00	0.00
(2)	During the below stated periods, the investment adviser either waived fees and assumed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses	Net Investment Income (Loss)
Portfolio	1/18	1/18
SA Franklin Small Company Value Class 1	1.00%	0.94%
SA Franklin Small Company Value Class 3	1.25	0.62

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA Goldman Sachs Global Bond Portfolio — Class 1
01/31/14	$11.60	$0.15	$(0.25)	$(0.10)	$(0.13)	$(0.10)	$(0.23)	$11.27	(0.83)%	$140,303	0.71%		1.37%		222%
01/31/15	11.27	0.14	(0.38)	(0.24)	—	—	—	11.03	(2.13)	189,565	0.70		1.25		69
01/31/16	11.03	0.11	(0.25)	(0.14)	—	(0.05)	(0.05)	10.84	(1.28)	224,593	0.69		0.99		99
01/31/17	10.84	0.08	0.03	0.11	(0.03)	—	(0.03)	10.92	1.03	178,675	0.68		0.71		115
01/31/18	10.92	0.11	0.70	0.81	(0.34)	—	(0.34)	11.39	7.53	133,158	0.71		0.93		125

SA Goldman Sachs Global Bond Portfolio — Class 2
01/31/14	11.53	0.13	(0.25)	(0.12)	(0.11)	(0.10)	(0.21)	11.20	(1.02)	10,753	0.86		1.19		222
01/31/15	11.20	0.13	(0.38)	(0.25)	—	—	—	10.95	(2.23)	8,839	0.85		1.12		69
01/31/16	10.95	0.09	(0.25)	(0.16)	—	(0.05)	(0.05)	10.74	(1.48)	7,169	0.84		0.85		99
01/31/17	10.74	0.06	0.03	0.09	(0.01)	—	(0.01)	10.82	0.87	6,249	0.83		0.57		115
01/31/18	10.82	0.09	0.69	0.78	(0.32)	—	(0.32)	11.28	7.31	6,084	0.86		0.78		125

SA Goldman Sachs Global Bond Portfolio — Class 3
01/31/14	11.46	0.12	(0.24)	(0.12)	(0.11)	(0.10)	(0.21)	11.13	(1.07)	275,388	0.96		1.10		222
01/31/15	11.13	0.11	(0.38)	(0.27)	—	—	—	10.86	(2.43)	274,670	0.95		1.01		69
01/31/16	10.86	0.08	(0.24)	(0.16)	—	(0.05)	(0.05)	10.65	(1.49)	262,904	0.94		0.75		99
01/31/17	10.65	0.05	0.03	0.08	(0.01)	—	(0.01)	10.72	0.73	298,933	0.93		0.46		115
01/31/18	10.72	0.07	0.69	0.76	(0.31)	—	(0.31)	11.17	7.23	315,873	0.96		0.68		125

SA Goldman Sachs Multi-Asset Insights Portfolio — Class 1
10/06/17#- 01/31/18	10.00	0.02	0.60	0.62	(0.03)	(0.03)	(0.06)	10.56	6.23	108	0.81	†(1)	0.64	†(1)	46

SA Goldman Sachs Multi-Asset Insights Portfolio — Class 3
10/06/17#- 01/31/18	10.00	0.01	0.60	0.61	(0.02)	(0.03)	(0.05)	10.56	6.17	11,601	1.06	†(1)	0.41	†(1)	46

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations
(1)	During the below stated periods, the investment adviser either waived fees and assumed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses	Net Investment Income (Loss)
Portfolio	1/18†	1/18†
SA Goldman Sachs Multi-Asset Allocation Class 1	2.90%	(1.45)%
SA Goldman Sachs Multi-Asset Allocation Class 3	3.16	(1.69)

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)†	Ratio of net investment income to average net assets(1)†	Portfolio turnover

SA Index Allocation 60/40 Portfolio — Class 1
02/06/17#- 01/31/18	$10.00	$0.07	$1.40	$1.47	$(0.10)	$(0.08)	$(0.18)	$11.29	14.73%	$152	0.18%	0.63%	36%

SA Index Allocation 60/40 Portfolio — Class 3
02/06/17#- 01/31/18	10.00	0.09	1.36	1.45	(0.08)	(0.08)	(0.16)	11.29	14.49	34,950	0.43	0.94	36

SA Index Allocation 80/20 Portfolio — Class 1
02/06/17#- 01/31/18	10.00	0.07	1.85	1.92	(0.13)	(0.06)	(0.19)	11.73	19.32	119	0.18	0.70	23

SA Index Allocation 80/20 Portfolio — Class 3
02/06/17#- 01/31/18	10.00	0.16	1.73	1.89	(0.11)	(0.06)	(0.17)	11.72	18.97	79,690	0.43	1.62	23

SA Index Allocation 90/10 Portfolio — Class 1
02/06/17#- 01/31/18	10.00	0.15	2.02	2.17	(0.16)	(0.06)	(0.22)	11.95	21.78	268	0.18	1.36	18

SA Index Allocation 90/10 Portfolio — Class 3
02/06/17#- 01/31/18	10.00	0.19	1.95	2.14	(0.13)	(0.06)	(0.19)	11.95	21.53	222,233	0.43	1.87	18

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses	Net Investment Income (Loss)
Portfolio	01/18†	01/18†
SA Index Allocation 60/40 Class 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . .	1.44%	(0.63)%
SA Index Allocation 60/40 Class 3. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . .	0.82	0.56
SA Index Allocation 80/20 Class 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . .	1.36	(0.47)
SA Index Allocation 80/20 Class 3. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . .	0.56	1.49
SA Index Allocation 90/10 Class 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . .	0.64	0.90
SA Index Allocation 90/10 Class 3. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . .	0.44	1.87

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover

SA International Index Portfolio — Class 1
02/06/17#- 01/31/18	$10.00	$0.24	$2.15	$2.39	$(0.23)	$(0.03)	$(0.26)	$12.13	24.09%	$389,353	0.52	%†(1)	2.23	%†(1)	15%

SA International Index Portfolio — Class 3
02/06/17#- 01/31/18	10.00	0.18	2.18	2.36	(0.21)	(0.03)	(0.24)	12.12	23.73	402	0.77	†(1)	1.68	†(1)	15

SA Invesco Growth Opportunities Portfolio — Class 1
01/31/14	8.40	(0.04)	2.42	2.38	—	(0.57)	(0.57)	10.21	28.71	79,176	0.80	(2)	(0.41	)(2)	81
01/31/15	10.21	(0.04)	0.27	0.23	—	(1.32)	(1.32)	9.12	4.15	104,633	0.79	(2)	(0.44	)(2)	82
01/31/16	9.12	(0.04)	(0.79)	(0.83)	—	(1.16)	(1.16)	7.13	(10.51)	97,228	0.79	(2)	(0.44	)(2)	60
01/31/17	7.13	(0.02)	1.45	1.43	—	(0.66)	(0.66)	7.90	20.62	105,375	0.79	(2)	(0.31	)(2)	57
01/31/18	7.90	(0.03)	2.03	2.00	—	(0.30)	(0.30)	9.60	25.64	121,703	0.79	(2)	(0.38	)(2)	38

SA Invesco Growth Opportunities Portfolio — Class 2
01/31/14	8.25	(0.05)	2.37	2.32	—	(0.57)	(0.57)	10.00	28.50	4,167	0.96	(2)	(0.55	)(2)	81
01/31/15	10.00	(0.05)	0.25	0.20	—	(1.32)	(1.32)	8.88	3.94	3,660	0.94	(2)	(0.58	)(2)	82
01/31/16	8.88	(0.05)	(0.76)	(0.81)	—	(1.16)	(1.16)	6.91	(10.57)	2,989	0.94	(2)	(0.58	)(2)	60
01/31/17	6.91	(0.03)	1.40	1.37	—	(0.66)	(0.66)	7.62	20.40	3,026	0.94	(2)	(0.46	)(2)	57
01/31/18	7.62	(0.04)	1.96	1.92	—	(0.30)	(0.30)	9.24	25.53	3,134	0.94	(2)	(0.52	)(2)	38

SA Invesco Growth Opportunities Portfolio — Class 3
01/31/14	8.16	(0.06)	2.34	2.28	—	(0.57)	(0.57)	9.87	28.32	210,968	1.06	(2)	(0.65	)(2)	81
01/31/15	9.87	(0.06)	0.25	0.19	—	(1.32)	(1.32)	8.74	3.87	189,902	1.04	(2)	(0.68	)(2)	82
01/31/16	8.74	(0.06)	(0.74)	(0.80)	—	(1.16)	(1.16)	6.78	(10.63)	151,349	1.04	(2)	(0.68	)(2)	60
01/31/17	6.78	(0.04)	1.38	1.34	—	(0.66)	(0.66)	7.46	20.35	166,823	1.04	(2)	(0.56	)(2)	57
01/31/18	7.46	(0.05)	1.91	1.86	—	(0.30)	(0.30)	9.02	25.27	173,168	1.04	(2)	(0.62	)(2)	38

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations
(1)	During the below stated periods, the investment adviser either waived fees and assumed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses	Net Investment Income (Loss)
Portfolio	01/18†	01/18†
SA International Index Class 1	0.58%	2.17%
SA International Index Class 3	1.14	1.31
(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18
SA Invesco Growth Opportunities Class 1	0.01%	0.01%	0.01%	0.01%	0.00%
SA Invesco Growth Opportunities Class 2	0.01	0.01	0.01	0.01	0.00
SA Invesco Growth Opportunities Class 3	0.01	0.01	0.01	0.01	0.00

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA Invesco VCP Equity-Income Portfolio — Class 1
09/26/16#- 01/31/17	$11.70	$0.06	$0.79	$0.85	$—	$—	$—	$12.55	7.26%	$107	0.86	%†(2)	1.31	%†(2)	179%
01/31/18	12.55	0.20	1.51	1.71	(0.12)	—	(0.12)	14.14	13.67	124	0.83	(1)(2)	1.50	(1)(2)	151

SA Invesco VCP Equity-Income Portfolio — Class 3
05/01/13#- 01/31/14	10.00	0.04	0.85	0.89	(0.03)	(0.01)	(0.04)	10.85	8.89 (3)	76,672	1.23	†(1)	0.54	†(1)	52
01/31/15	10.85	0.10	0.74	0.84	(0.11)	(0.17)	(0.28)	11.41	7.74	237,408	1.23	(1)(2)	0.89	(1)(2)	114
01/31/16	11.41	0.08	(0.60)	(0.52)	(0.02)	—	(0.02)	10.87	(4.56)	718,952	1.23	(1)(2)	0.74	(1)(2)	135
01/31/17	10.87	0.14	1.59	1.73	(0.07)	(0.00)	(0.07)	12.53	15.98	1,183,005	1.15	(1)(2)	1.18	(1)(2)	179
01/31/18	12.53	0.16	1.53	1.69	(0.11)	—	(0.11)	14.11	13.54	1,610,083	1.08	(1)(2)	1.25	(1)(2)	151

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses									Net Investment Income (Loss)
Portfolio	1/14		1/15		1/16		1/17		1/18(2)	1/14		1/15		1/16		1/17		1/18(2)
SA Invesco Equity-Income Class 1	—%		—%		—%		—%		0.88%	—%		—%		—%		—%		1.45%
SA Invesco Equity-Income Class 3	1.71	†	1.27	(2)	1.20	(2)	1.16	(2)	1.13	0.06	†	0.86	(2)	0.76	(2)	1.17	(2)	1.20
(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17		1/18
SA Invesco Equity-Income Class 1	—%	—%	0.00	%†	0.00%
SA Invesco Equity-Income Class 3	0.00	0.00	0.00		0.00
(3)	The Portfolio’s performance was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets(1)		Ratio of net investment income (loss) to average net assets(1)		Portfolio turnover

SA Janus Focused Growth Portfolio — Class 1
01/31/14	$10.14	$0.01	$2.68	$2.69	$(0.02)	$(0.33)	$(0.35)	$12.48	26.86%	$103,137	0.92%		0.03%		92%
01/31/15	12.48	(0.00)	1.39	1.39	(0.00)	(0.84)	(0.84)	13.03	11.54	187,091	0.89		(0.02)		64
01/31/16	13.03	(0.03)	(0.64)	(0.67)	—	(0.62)	(0.62)	11.74	(5.29)	114,577	0.90		(0.24)		70
01/31/17	11.74	(0.00)	1.26	1.26	—	(1.16)	(1.16)	11.84	11.16	113,795	0.84	(2)	(0.04	)(2)	126
01/31/18	11.84	0.01	3.93	3.94	—	(1.05)	(1.05)	14.73	34.31	190,836	0.80	(2)	0.04	(2)	48

SA Janus Focused Growth Portfolio — Class 2
01/31/14	10.03	(0.01)	2.67	2.66	(0.01)	(0.33)	(0.34)	12.35	26.76	14,157	1.07		(0.06)		92
01/31/15	12.35	(0.02)	1.37	1.35	—	(0.84)	(0.84)	12.86	11.33	12,586	1.05		(0.17)		64
01/31/16	12.86	(0.05)	(0.62)	(0.67)	—	(0.62)	(0.62)	11.57	(5.36)	10,196	1.05		(0.41)		70
01/31/17	11.57	(0.02)	1.24	1.22	—	(1.16)	(1.16)	11.63	10.98	8,884	0.99	(2)	(0.19	)(2)	126
01/31/18	11.63	(0.01)	3.84	3.83	—	(1.05)	(1.05)	14.41	33.97	10,096	0.95	(2)	(0.07	)(2)	48

SA Janus Focused Growth Portfolio — Class 3
01/31/14	9.96	(0.02)	2.64	2.62	(0.00)	(0.33)	(0.33)	12.25	26.59	131,156	1.17		(0.18)		92
01/31/15	12.25	(0.03)	1.36	1.33	—	(0.84)	(0.84)	12.74	11.26	141,944	1.15		(0.27)		64
01/31/16	12.74	(0.07)	(0.61)	(0.68)	—	(0.62)	(0.62)	11.44	(5.49)	126,066	1.15		(0.51)		70
01/31/17	11.44	(0.03)	1.22	1.19	—	(1.16)	(1.16)	11.47	10.84	130,043	1.09	(2)	(0.29	)(2)	126
01/31/18	11.47	(0.02)	3.79	3.77	—	(1.05)	(1.05)	14.19	33.92	144,926	1.05	(2)	(0.17	)(2)	48

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18
SA Janus Focused Growth Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA Janus Focused Growth Class 2	0.00	0.00	0.00	0.00	0.00
SA Janus Focused Growth Class 3	0.00	0.00	0.00	0.00	0.00
(2)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses		Net Investment Income (Loss)
Portfolio	1/17(1)	1/18(1)	1/17(1)	1/18(1)
SA Janus Focused Growth Class 1	0.90%	0.90%	(0.10)%	(0.06)%
SA Janus Focused Growth Class 2	1.05	1.05	(0.25)	(0.17)
SA Janus Focused Growth Class 3	1.15	1.15	(0.35)	(0.27)

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA JPMorgan Diversified Balanced Portfolio — Class 1
01/31/14	$16.55	$0.26	$2.13	$2.39	$(0.27)	$—	$(0.27)	$18.67	14.51%	$89,077	0.78	%(1)	1.47	%(1)	106%
01/31/15	18.67	0.34	1.85	2.19	(0.28)	—	(0.28)	20.58	11.83	87,892	0.73	(1)	1.71	(1)	68
01/31/16	20.58	0.30	(0.72)	(0.42)	(0.37)	(1.58)	(1.95)	18.21	(2.29)	77,857	0.73	(1)	1.46	(1)	82
01/31/17	18.21	0.27	1.95	2.22	(0.32)	(0.85)	(1.17)	19.26	12.49	79,458	0.73	(1)	1.40	(1)	99
01/31/18	19.26	0.29	2.80	3.09	(0.33)	(1.01)	(1.34)	21.01	16.50	83,279	0.73	(1)(2)	1.45	(1)(2)	108

SA JPMorgan Diversified Balanced Portfolio — Class 2
01/31/14	16.53	0.24	2.12	2.36	(0.25)	—	(0.25)	18.64	14.32	10,981	0.93	(1)	1.32	(1)	106
01/31/15	18.64	0.31	1.85	2.16	(0.26)	—	(0.26)	20.54	11.64	11,458	0.88	(1)	1.57	(1)	68
01/31/16	20.54	0.27	(0.72)	(0.45)	(0.34)	(1.58)	(1.92)	18.17	(2.47)	9,780	0.88	(1)	1.32	(1)	82
01/31/17	18.17	0.24	1.95	2.19	(0.29)	(0.85)	(1.14)	19.22	12.34	10,792	0.88	(1)	1.25	(1)	99
01/31/18	19.22	0.26	2.81	3.07	(0.31)	(1.01)	(1.32)	20.97	16.38	12,732	0.88	(1)(2)	1.29	(1)(2)	108

SA JPMorgan Diversified Balanced Portfolio — Class 3
01/31/14	16.50	0.21	2.13	2.34	(0.24)	—	(0.24)	18.60	14.24	107,687	1.03	(1)	1.21	(1)	106
01/31/15	18.60	0.29	1.84	2.13	(0.24)	—	(0.24)	20.49	11.53	125,451	0.98	(1)	1.47	(1)	68
01/31/16	20.49	0.24	(0.71)	(0.47)	(0.32)	(1.58)	(1.90)	18.12	(2.53)	123,752	0.98	(1)	1.21	(1)	82
01/31/17	18.12	0.22	1.95	2.17	(0.28)	(0.85)	(1.13)	19.16	12.23	138,697	0.98	(1)	1.14	(1)	99
01/31/18	19.16	0.24	2.79	3.03	(0.29)	(1.01)	(1.30)	20.89	16.23	170,049	0.98	(1)(2)	1.19	(1)(2)	108

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18
SA JPMorgan Diversified Balanced Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Diversified Balanced Class 2	0.00	0.00	0.00	0.00	0.00
SA JPMorgan Diversified Balanced Class 3	0.00	0.00	0.00	0.00	0.00
(2)	During the below stated periods, the investment adviser either waived fees and assumed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses	Net Investment Income (Loss)
Portfolio	1/18(1)	1/18(1)
SA JPMorgan Diversified Balanced Class 1	0.74%	1.44%
SA JPMorgan Diversified Balanced Class 2	0.89	1.28
SA JPMorgan Diversified Balanced Class 3	0.99	1.18

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)(2)	Ratio of net investment income (loss) to average net assets(1)(2)	Portfolio turnover

SA JPMorgan Emerging Markets Portfolio — Class 1
01/31/14	$8.25	$0.12	$(1.07)	$(0.95)	$(0.05)	$—	$(0.05)	$7.25	(11.62)%	$167,629	1.19%	1.65%	51%
01/31/15	7.25	0.15	0.02	0.17	(0.10)	—	(0.10)	7.32	2.31	234,473	1.12	1.92	54
01/31/16	7.32	0.12	(1.55)	(1.43)	(0.12)	—	(0.12)	5.77	(19.68)	237,213	1.13	1.79	59
01/31/17	5.77	0.13	1.35	1.48	(0.14)	—	(0.14)	7.11	25.63	169,400	1.15	1.88	67
01/31/18	7.11	0.13	2.99	3.12	(0.16)	—	(0.16)	10.07	44.22	200,885	1.12	1.56	49

SA JPMorgan Emerging Markets Portfolio — Class 2
01/31/14	8.20	0.12	(1.09)	(0.97)	(0.03)	—	(0.03)	7.20	(11.85)	5,571	1.34	1.53	51
01/31/15	7.20	0.14	0.02	0.16	(0.09)	—	(0.09)	7.27	2.14	5,035	1.27	1.78	54
01/31/16	7.27	0.11	(1.53)	(1.42)	(0.11)	—	(0.11)	5.74	(19.70)	3,553	1.28	1.56	59
01/31/17	5.74	0.10	1.36	1.46	(0.12)	—	(0.12)	7.08	25.42	3,676	1.30	1.46	67
01/31/18	7.08	0.12	2.97	3.09	(0.15)	—	(0.15)	10.02	43.94	4,487	1.27	1.40	49

SA JPMorgan Emerging Markets Portfolio — Class 3
01/31/14	8.14	0.11	(1.07)	(0.96)	(0.03)	—	(0.03)	7.15	(11.88)	159,494	1.44	1.43	51
01/31/15	7.15	0.13	0.02	0.15	(0.08)	—	(0.08)	7.22	2.07	159,734	1.37	1.70	54
01/31/16	7.22	0.10	(1.52)	(1.42)	(0.11)	—	(0.11)	5.69	(19.91)	129,174	1.38	1.47	59
01/31/17	5.69	0.09	1.35	1.44	(0.11)	—	(0.11)	7.02	25.36	146,034	1.40	1.33	67
01/31/18	7.02	0.11	2.96	3.07	(0.15)	—	(0.15)	9.94	43.91	168,305	1.37	1.31	49

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense deductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18
SA JPMorgan Emerging Markets Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Emerging Markets Class 2	0.00	0.00	0.00	0.00	0.00
SA JPMorgan Emerging Markets Class 3	0.00	0.00	0.00	0.00	0.00
(2)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
Portfolio	1/14(1)	1/15(1)	1/16(1)	1/17(1)	1/18(1)	1/14(1)	1/15(1)	1/16(1)	1/17(1)	1/18(1)
SA JPMorgan Emerging Markets Class 1	1.29%	1.20%	1.22%	1.24%	1.22%	1.56%	1.83%	1.70%	1.79%	1.46%
SA JPMorgan Emerging Markets Class 2	1.44	1.35	1.37	1.40	1.37	1.44	1.69	1.48	1.36	1.30
SA JPMorgan Emerging Markets Class 3	1.54	1.45	1.47	1.50	1.47	1.33	1.61	1.39	1.23	1.21

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets(1)		Ratio of net investment income to average net assets(1)		Portfolio turnover

SA JPMorgan Equity-Income Portfolio — Class 1
01/31/14	$24.69	$0.57	$4.35	$4.92	$(0.42)	$(0.52)	$(0.94)	$28.67	20.08%	$472,564	0.64%		2.08%		28%
01/31/15	28.67	0.68	3.51	4.19	(0.40)	(1.19)	(1.59)	31.27	14.94	727,505	0.60		2.20		20
01/31/16	31.27	0.68	(1.48)	(0.80)	(0.57)	(1.22)	(1.79)	28.68	(2.69)	764,330	0.58		2.19		23
01/31/17	28.68	0.68	5.16	5.84	(0.62)	(1.07)	(1.69)	32.83	20.77	898,336	0.57		2.19		26
01/31/18	32.83	0.70	6.60	7.30	(0.77)	(1.80)	(2.57)	37.56	22.93	950,519	0.57	(2)	2.00	(2)	14

SA JPMorgan Equity-Income Portfolio — Class 2
01/31/14	24.66	0.55	4.32	4.87	(0.38)	(0.52)	(0.90)	28.63	19.89	12,292	0.79		1.98		28
01/31/15	28.63	0.65	3.49	4.14	(0.35)	(1.19)	(1.54)	31.23	14.78	11,573	0.75		2.06		20
01/31/16	31.23	0.64	(1.49)	(0.85)	(0.52)	(1.22)	(1.74)	28.64	(2.86)	10,342	0.73		2.06		23
01/31/17	28.64	0.64	5.15	5.79	(0.57)	(1.07)	(1.64)	32.79	20.61	10,771	0.72		2.05		26
01/31/18	32.79	0.65	6.58	7.23	(0.71)	(1.80)	(2.51)	37.51	22.74	11,350	0.72	(2)	1.86	(2)	14

SA JPMorgan Equity-Income Portfolio — Class 3
01/31/14	24.63	0.51	4.33	4.84	(0.38)	(0.52)	(0.90)	28.57	19.78	164,406	0.89		1.85		28
01/31/15	28.57	0.61	3.49	4.10	(0.35)	(1.19)	(1.54)	31.13	14.65	201,697	0.85		1.96		20
01/31/16	31.13	0.61	(1.48)	(0.87)	(0.50)	(1.22)	(1.72)	28.54	(2.93)	198,631	0.83		1.95		23
01/31/17	28.54	0.61	5.13	5.74	(0.54)	(1.07)	(1.61)	32.67	20.51	228,252	0.82		1.95		26
01/31/18	32.67	0.61	6.54	7.15	(0.68)	(1.80)	(2.48)	37.34	22.58	253,011	0.82	(2)	1.76	(2)	14

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18
SA JPMorgan Equity-Income Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Equity-Income Class 2	0.00	0.00	0.00	0.00	0.00
SA JPMorgan Equity-Income Class 3	0.00	0.00	0.00	0.00	0.00
(2)	During the below stated periods, the investment adviser either waived fees and assumed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses	Net Investment Income (Loss)
Portfolio	1/18(1)	1/18(1)
SA JPMorgan Equity-Income Class 1	0.57%	2.00%
SA JPMorgan Equity-Income Class 2	0.72	1.86
SA JPMorgan Equity-Income Class 3	0.82	1.76

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets(1)		Ratio of net investment income (loss) to average net assets(1)		Portfolio turnover

SA JPMorgan Global Equities Portfolio — Class 1
01/31/14	$15.14	$0.17	$2.34	$2.51	$(0.09)	$—	$(0.09)	$17.56	16.61%	$355,857	0.86%		1.03%		107%
01/31/15	17.56	0.34	0.78	1.12	(0.13)	—	(0.13)	18.55	6.42	476,334	0.79		1.81		85
01/31/16	18.55	0.26	(1.33)	(1.07)	(0.28)	(0.04)	(0.32)	17.16	(5.89)	521,970	0.76		1.39		60
01/31/17	17.16	0.29	2.39	2.68	(0.26)	—	(0.26)	19.58	15.72	517,220	0.76		1.58		92
01/31/18	19.58	0.29	5.08	5.37	(0.40)	—	(0.40)	24.55	27.61	538,327	0.76	(2)	1.32	(2)	88

SA JPMorgan Global Equities Portfolio — Class 2
01/31/14	15.10	0.18	2.29	2.47	(0.06)	—	(0.06)	17.51	16.40	5,414	1.02		1.07		107
01/31/15	17.51	0.33	0.76	1.09	(0.10)	—	(0.10)	18.50	6.26	5,296	0.94		1.79		85
01/31/16	18.50	0.24	(1.34)	(1.10)	(0.24)	(0.04)	(0.28)	17.12	(6.01)	4,392	0.91		1.28		60
01/31/17	17.12	0.26	2.38	2.64	(0.23)	—	(0.23)	19.53	15.50	4,284	0.91		1.43		92
01/31/18	19.53	0.25	5.09	5.34	(0.37)	—	(0.37)	24.50	27.50	4,768	0.91	(2)	1.17	(2)	88

SA JPMorgan Global Equities Portfolio — Class 3
01/31/14	15.04	0.15	2.31	2.46	(0.06)	—	(0.06)	17.44	16.34	38,140	1.12		0.93		107
01/31/15	17.44	0.31	0.75	1.06	(0.09)	—	(0.09)	18.41	6.10	39,092	1.04		1.66		85
01/31/16	18.41	0.22	(1.32)	(1.10)	(0.23)	(0.04)	(0.27)	17.04	(6.07)	33,857	1.01		1.17		60
01/31/17	17.04	0.24	2.37	2.61	(0.21)	—	(0.21)	19.44	15.39	35,721	1.01		1.31		92
01/31/18	19.44	0.23	5.05	5.28	(0.35)	—	(0.35)	24.37	27.31	40,255	1.01	(2)	1.06	(2)	88

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18
SA JPMorgan Global Equities Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Global Equities Class 2	0.00	0.00	0.00	0.00	0.00
SA JPMorgan Global Equities Class 3	0.00	0.00	0.00	0.00	0.00
(2)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses	Net Investment Income (Loss)
Portfolio	1/18(1)	1/18(1)
SA JPMorgan Global Equities Class 1	0.76%	1.32%
SA JPMorgan Global Equities Class 2	0.91	1.17
SA JPMorgan Global Equities Class 3	1.01	1.06

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA JPMorgan MFS Core Bond Portfolio — Class 1
01/31/14	$9.25	$0.12	$(0.28)	$(0.16)	$(0.13)	$(0.12)	$(0.25)	$8.84	(1.78)%	$548,331	0.65%		1.43%		227%
01/31/15	8.84	0.14	0.34	0.48	(0.12)	—	(0.12)	9.20	5.43	852,919	0.64	(1)	1.56	(1)	305
01/31/16	9.20	0.16	(0.23)	(0.07)	(0.11)	(0.22)	(0.33)	8.80	(0.78)	1,065,054	0.54	(1)	1.76	(1)	65
01/31/17	8.80	0.19	0.03	0.22	(0.17)	—	(0.17)	8.85	2.52	965,033	0.53	(1)	2.13	(1)	33
01/31/18	8.85	0.20	0.03	0.23	(0.22)	—	(0.22)	8.86	2.55	967,278	0.53	(1)	2.25	(1)	33

SA JPMorgan MFS Core Bond Portfolio — Class 2
01/31/14	9.20	0.12	(0.30)	(0.18)	(0.11)	(0.12)	(0.23)	8.79	(1.97)	18,704	0.80		1.28		227
01/31/15	8.79	0.13	0.34	0.47	(0.10)	—	(0.10)	9.16	5.37	15,129	0.79	(1)	1.49	(1)	305
01/31/16	9.16	0.14	(0.22)	(0.08)	(0.09)	(0.22)	(0.31)	8.77	(0.90)	10,651	0.69	(1)	1.57	(1)	65
01/31/17	8.77	0.18	0.02	0.20	(0.16)	—	(0.16)	8.81	2.21	9,526	0.68	(1)	1.98	(1)	33
01/31/18	8.81	0.19	0.03	0.22	(0.20)	—	(0.20)	8.83	2.50	8,619	0.68	(1)	2.10	(1)	33

SA JPMorgan MFS Core Bond Portfolio — Class 3
01/31/14	9.17	0.10	(0.29)	(0.19)	(0.11)	(0.12)	(0.23)	8.75	(2.12)	1,019,174	0.90		1.18		227
01/31/15	8.75	0.12	0.34	0.46	(0.10)	—	(0.10)	9.11	5.23	1,004,578	0.89	(1)	1.36	(1)	305
01/31/16	9.11	0.13	(0.21)	(0.08)	(0.09)	(0.22)	(0.31)	8.72	(0.95)	935,363	0.79	(1)	1.49	(1)	65
01/31/17	8.72	0.17	0.02	0.19	(0.15)	—	(0.15)	8.76	2.16	958,280	0.78	(1)	1.88	(1)	33
01/31/18	8.76	0.18	0.03	0.21	(0.20)	—	(0.20)	8.77	2.33	973,614	0.78	(1)	2.00	(1)	33

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses				Net Investment Income (Loss)
Portfolio	1/15	1/16	1/17	1/18	1/15	1/16	1/17	1/18
SA JPMorgan MFS Core Bond Class 1	0.64%	0.64%	0.63%	0.63%	1.56%	1.67%	2.03%	2.15%
SA JPMorgan MFS Core Bond Class 2	0.79	0.79	0.78	0.78	1.49	1.48	1.88	2.00
SA JPMorgan MFS Core Bond Class 3	0.89	0.89	0.88	0.88	1.36	1.40	1.78	1.90

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)		Ratio of net investment income (loss) to average net assets(1)		Portfolio turnover

SA JPMorgan Mid-Cap Growth Portfolio — Class 1
01/31/14	$13.18	$(0.02)	$4.31	$4.29	$—	$—	$—	$17.47	32.55%	$124,232	0.83%		(0.11)%		78%
01/31/15	17.47	(0.06)	1.75	1.69	—	(1.55)	(1.55)	17.61	10.46	174,081	0.81		(0.31)		53
01/31/16	17.61	(0.05)	(1.00)	(1.05)	—	(1.42)	(1.42)	15.14	(6.88)	223,093	0.80		(0.29)		58
01/31/17	15.14	(0.01)	2.59	2.58	—	(2.03)	(2.03)	15.69	17.61	184,053	0.81		(0.08)		43
01/31/18	15.69	(0.04)	4.94	4.90	—	(1.00)	(1.00)	19.59	31.83	203,680	0.80	(2)	(0.21	)(2)	47

SA JPMorgan Mid-Cap Growth Portfolio — Class 2
01/31/14	12.96	(0.04)	4.24	4.20	—	—	—	17.16	32.41	18,908	0.98		(0.24)		78
01/31/15	17.16	(0.08)	1.72	1.64	—	(1.55)	(1.55)	17.25	10.36	17,671	0.96		(0.45)		53
01/31/16	17.25	(0.08)	(0.98)	(1.06)	—	(1.42)	(1.42)	14.77	(7.09)	14,163	0.95		(0.43)		58
01/31/17	14.77	(0.04)	2.54	2.50	—	(2.03)	(2.03)	15.24	17.50	13,824	0.96		(0.24)		43
01/31/18	15.24	(0.06)	4.78	4.72	—	(1.00)	(1.00)	18.96	31.59	15,783	0.95	(2)	(0.37	)(2)	47

SA JPMorgan Mid-Cap Growth Portfolio — Class 3
01/31/14	12.84	(0.05)	4.19	4.14	—	—	—	16.98	32.24	152,430	1.08		(0.34)		78
01/31/15	16.98	(0.10)	1.70	1.60	—	(1.55)	(1.55)	17.03	10.22	151,864	1.06		(0.55)		53
01/31/16	17.03	(0.09)	(0.97)	(1.06)	—	(1.42)	(1.42)	14.55	(7.18)	128,135	1.05		(0.53)		58
01/31/17	14.55	(0.05)	2.50	2.45	—	(2.03)	(2.03)	14.97	17.42	144,257	1.06		(0.35)		43
01/31/18	14.97	(0.08)	4.69	4.61	—	(1.00)	(1.00)	18.58	31.42	162,852	1.05	(2)	(0.46	)(2)	47

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18
SA JPMorgan Mid-Cap Growth Class 1	0.01%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Mid-Cap Growth Class 2	0.01	0.00	0.00	0.00	0.00
SA JPMorgan Mid-Cap Growth Class 3	0.01	0.00	0.00	0.00	0.00
(2)	During the below stated periods, the investment adviser either waived fees and assumed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses	Net Investment Income (Loss)
Portfolio	1/18(1)	1/18(1)
SA JPMorgan Mid-Cap Growth Class 1 . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.80%	(0.21)%
SA JPMorgan Mid-Cap Growth Class 2 . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.95	(0.37)
SA JPMorgan Mid-Cap Growth Class 3. . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.05	(0.46)

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA Large Cap Index Portfolio — Class 1
01/31/14	$12.69	$0.20	$2.43	$2.63	$(0.05)	$—	$(0.05)	$15.27	20.72%	$715,800	0.47	(1)	1.46	(1)	58%
01/31/15	15.27	0.25	1.82	2.07	(0.11)	(0.13)	(0.24)	17.10	13.62	1,174,316	0.44	(1)	1.50	(1)	38
01/31/16	17.10	0.29	(0.47)	(0.18)	(0.19)	(0.26)	(0.45)	16.47	(1.08)	1,320,094	0.38	(1)	1.68	(1)	23
01/31/17	16.47	0.33	2.87	3.20	(0.25)	(0.17)	(0.42)	19.25	19.62	1,709,589	0.33	(1)	1.81	(1)	7
01/31/18	19.25	0.35	4.58	4.93	(0.33)	(0.24)	(0.57)	23.61	25.93	2,168,616	0.33	%(1)	1.66	%(1)	16

SA Large Cap Index Portfolio — Class 3
10/06/17#- 01/31/18	21.24	0.03	2.32	2.35	—	—	—	23.59	11.06	6,660	0.59	%†(1)	0.57	%†(1)	16

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses						Net Investment Income (Loss)
Portfolio	1/14	1/15	1/16	1/17	1/18		1/14	1/15	1/16	1/17	1/18
SA Large Cap Index Class 1	0.45%	0.45%	0.44%	0.44%	0.44%		1.48%	1.54%	1.62%	1.70%	1.55%
SA Large Cap Index Class 3	—	—	—	—	0.70	†	—	—	—	—	0.46	†

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA Legg Mason BW Large Cap Value Portfolio — Class 1
01/31/14	$24.47	$0.18	$4.78	$4.96	$(0.33)	$(1.63)	$(1.96)	$27.47	20.63%	$638,286	0.76	%(1)	0.67	%(1)	13%
01/31/15	27.47	0.14	1.83	1.97	(0.19)	(2.68)	(2.87)	26.57	7.52	688,896	0.75	(1)	0.49	(1)	28
01/31/16	26.57	0.26	(0.41)	(0.15)	(0.14)	(4.41)	(4.55)	21.87	(1.55)	666,660	0.74	(1)(2)	0.98	(1)(2)	126
01/31/17	21.87	0.40	4.05	4.45	(0.22)	(6.26)	(6.48)	19.84	23.05	899,493	0.70	(1)(2)	1.89	(1)(2)	51
01/31/18	19.84	0.36	4.62	4.98	(0.40)	(0.77)	(1.17)	23.65	25.65	977,480	0.70	(1)(2)	1.66	(1)(2)	47

SA Legg Mason BW Large Cap Value Portfolio — Class 2
01/31/14	24.45	0.14	4.77	4.91	(0.29)	(1.63)	(1.92)	27.44	20.41	68,823	0.91	(1)	0.51	(1)	13
01/31/15	27.44	0.10	1.83	1.93	(0.14)	(2.68)	(2.82)	26.55	7.38	61,129	0.90	(1)	0.35	(1)	28
01/31/16	26.55	0.22	(0.40)	(0.18)	(0.10)	(4.41)	(4.51)	21.86	(1.69)	51,134	0.89	(1)(2)	0.82	(1)(2)	126
01/31/17	21.86	0.38	4.04	4.42	(0.18)	(6.26)	(6.44)	19.84	22.87	51,509	0.85	(1)(2)	1.78	(1)(2)	51
01/31/18	19.84	0.32	4.62	4.94	(0.36)	(0.77)	(1.13)	23.65	25.46	53,260	0.85	(1)(2)	1.50	(1)(2)	47

SA Legg Mason BW Large Cap Value Portfolio — Class 3
01/31/14	24.39	0.11	4.75	4.86	(0.26)	(1.63)	(1.89)	27.36	20.28	615,428	1.01	(1)	0.41	(1)	13
01/31/15	27.36	0.07	1.82	1.89	(0.11)	(2.68)	(2.79)	26.46	7.26	583,624	1.00	(1)	0.25	(1)	28
01/31/16	26.46	0.19	(0.39)	(0.20)	(0.07)	(4.41)	(4.48)	21.78	(1.77)	502,927	0.99	(1)(2)	0.72	(1)(2)	126
01/31/17	21.78	0.36	4.01	4.37	(0.15)	(6.26)	(6.41)	19.74	22.74	531,460	0.95	(1)(2)	1.67	(1)(2)	51
01/31/18	19.74	0.30	4.59	4.89	(0.34)	(0.77)	(1.11)	23.52	25.33	570,935	0.95	(1)(2)	1.40	(1)(2)	47

SA Legg Mason Tactical Opportunities Portfolio — Class 1
10/06/17#-01/31/18	10.00	0.03	0.61	0.64	(0.04)	—	(0.04)	10.60	6.38 (3)	133	0.81	(1)(2)†	0.93	(1)(2)†	5

SA Legg Mason Tactical Opportunities Portfolio — Class 3
10/06/17#-01/31/18	10.00	0.02	0.61	0.63	(0.03)	—	(0.03)	10.60	6.33 (3)	14,410	1.06	(1)(2)†	0.69	(1)(2)†	5

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18
SA Legg Mason BW Large Cap Value Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA Legg Mason BW Large Cap Value Class 2	0.00	0.00	0.00	0.00	0.00
SA Legg Mason BW Large Cap Value Class 3	0.00	0.00	0.00	0.00	0.00
SA Legg Mason Tactical Opportunities Class 1	—	—	—	—	0.00
SA Legg Mason Tactical Opportunities Class 3	—	—	—	—	0.00
(2)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses				Net Investment Income (Loss)
Portfolio	1/16(1)	1/17(1)	1/18(1)		1/16(1)	1/17(1)	1/18(1)
SA Legg Mason BW Large Cap Value Class 1	0.76%	0.75%	0.75%		0.96%	1.84%	1.61%
SA Legg Mason BW Large Cap Value Class 2	0.91	0.91	0.90		0.80	1.73	1.45
SA Legg Mason BW Large Cap Value Class 3	1.01	1.00	1.00		0.70	1.62	1.35
SA Legg Mason Tactical Opportunities Class 1	—	—	3.81	†	—	—	(2.07	)†
SA Legg Mason Tactical Opportunities Class 3	—	—	4.07	†	—	—	(2.32	)†
(3)	The Portfolio’s performance figure was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover

SA MFS Blue Chip Growth Portfolio — Class 1
01/31/14	$8.04	$0.03	$1.91	$1.94	$(0.03)	$(0.69)	$(0.72)	$9.26	24.89%	$11,953	0.85	%(1)	0.34	%(1)	255%
01/31/15	9.26	0.06	1.09	1.15	(0.00)	(0.47)	(0.47)	9.94	12.79	306,990	0.73		0.65		44
01/31/16	9.94	0.07	(0.08)	(0.01)	(0.04)	(0.18)	(0.22)	9.71	(0.18)	364,443	0.72		0.64		48
01/31/17	9.71	0.08	1.60	1.68	(0.06)	(0.33)	(0.39)	11.00	17.51	389,551	0.71	(2)	0.73	(2)	59
01/31/18	11.00	0.06	3.35	3.41	(0.09)	(0.26)	(0.35)	14.06	31.36	548,669	0.70		0.48		66

SA MFS Blue Chip Growth Portfolio — Class 2
01/31/14	8.02	0.02	1.91	1.93	(0.02)	(0.69)	(0.71)	9.24	24.74	3,495	1.00	(1)	0.19	(1)	255
01/31/15	9.24	0.06	1.07	1.13	—	(0.47)	(0.47)	9.90	12.54	3,768	0.89		0.61		44
01/31/16	9.90	0.05	(0.07)	(0.02)	(0.03)	(0.18)	(0.21)	9.67	(0.33)	3,407	0.87		0.50		48
01/31/17	9.67	0.06	1.61	1.67	(0.05)	(0.33)	(0.38)	10.96	17.38	3,294	0.86	(2)	0.59	(2)	59
01/31/18	10.96	0.04	3.34	3.38	(0.07)	(0.26)	(0.33)	14.01	31.19	3,760	0.85		0.35		66

SA MFS Blue Chip Growth Portfolio — Class 3
01/31/14	8.00	0.01	1.90	1.91	(0.01)	(0.69)	(0.70)	9.21	24.61	84,479	1.10	(1)	0.09	(1)	255
01/31/15	9.21	0.05	1.06	1.11	—	(0.47)	(0.47)	9.85	12.36	100,954	0.99		0.51		44
01/31/16	9.85	0.04	(0.07)	(0.03)	(0.02)	(0.18)	(0.20)	9.62	(0.40)	102,594	0.97		0.40		48
01/31/17	9.62	0.05	1.60	1.65	(0.04)	(0.33)	(0.37)	10.90	17.29	120,537	0.96	(2)	0.48	(2)	59
01/31/18	10.90	0.03	3.31	3.34	(0.06)	(0.26)	(0.32)	13.92	31.00	139,469	0.95		0.25		66

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	During the below stated periods, the investment adviser either waived or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses	Net Investment Income (Loss)
Portfolio	1/14	1/14
SA MFS Blue Chip Growth Class 1	0.82%	0.37%
SA MFS Blue Chip Growth Class 2	0.97	0.22
SA MFS Blue Chip Growth Class 3	1.07	0.13
(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/17
SA MFS Blue Chip Growth Class 1	0.00%
SA MFS Blue Chip Growth Class 2	0.00
SA MFS Blue Chip Growth Class 3	0.00

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets(1)	Ratio of net investment income (loss) to average net assets(1)	Portfolio turnover

SA MFS Massachusetts Investors Trust Portfolio — Class 1
01/31/14	$16.98	$0.17	$3.34	$3.51	$(0.12)	$(0.38)	$(0.50)	$19.99	20.82%	$447,124	0.74%	0.90%	22%
01/31/15	19.99	0.20	1.79	1.99	(0.13)	(0.85)	(0.98)	21.00	10.18	738,358	0.72	0.92	18
01/31/16	21.00	0.18	(0.18)	0.00	(0.19)	(1.07)	(1.26)	19.74	(0.23)	644,192	0.71	0.83	23
01/31/17	19.74	0.18	3.00	3.18	(0.19)	(1.87)	(2.06)	20.86	16.74	685,288	0.70	0.88	18
01/31/18	20.86	0.17	5.35	5.52	(0.24)	(0.60)	(0.84)	25.54	26.91	784,894	0.70	0.74	14

SA MFS Massachusetts Investors Trust Portfolio — Class 2
01/31/14	16.98	0.15	3.32	3.47	(0.09)	(0.38)	(0.47)	19.98	20.58	12,552	0.89	0.81	22
01/31/15	19.98	0.18	1.77	1.95	(0.09)	(0.85)	(0.94)	20.99	10.00	11,725	0.87	0.79	18
01/31/16	20.99	0.15	(0.18)	(0.03)	(0.15)	(1.07)	(1.22)	19.74	(0.36)	9,167	0.86	0.68	23
01/31/17	19.74	0.15	3.00	3.15	(0.15)	(1.87)	(2.02)	20.87	16.56	9,120	0.85	0.74	18
01/31/18	20.87	0.14	5.35	5.49	(0.21)	(0.60)	(0.81)	25.55	26.71	10,005	0.85	0.59	14

SA MFS Massachusetts Investors Trust Portfolio — Class 3
01/31/14	16.93	0.13	3.32	3.45	(0.08)	(0.38)	(0.46)	19.92	20.51	378,681	0.99	0.70	22
01/31/15	19.92	0.16	1.76	1.92	(0.08)	(0.85)	(0.93)	20.91	9.86	393,514	0.97	0.68	18
01/31/16	20.91	0.12	(0.17)	(0.05)	(0.13)	(1.07)	(1.20)	19.66	(0.44)	364,196	0.96	0.58	23
01/31/17	19.66	0.13	2.99	3.12	(0.14)	(1.87)	(2.01)	20.77	16.44	397,306	0.95	0.63	18
01/31/18	20.77	0.11	5.33	5.44	(0.19)	(0.60)	(0.79)	25.42	26.58	429,122	0.95	0.49	14

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18
SA MFS Massachusetts Investors Trust Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA MFS Massachusetts Investors Trust Class 2	0.00	0.00	0.00	0.00	0.00
SA MFS Massachusetts Investors Trust Class 3	0.00	0.00	0.00	0.00	0.00

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets(1)	Ratio of net investment income to average net assets(1)	Portfolio turnover

SA MFS Telecom Utility Portfolio — Class 1
01/31/14	$12.61	$0.38	$1.53	$1.91	$(0.33)	$—	$(0.33)	$14.19	15.25%	$22,341	1.08%	2.76%	45%
01/31/15	14.19	0.41	1.20	1.61	(0.43)	—	(0.43)	15.37	11.41	22,214	0.95	2.59	43
01/31/16	15.37	0.29	(1.89)	(1.60)	(0.74)	—	(0.74)	13.03	(10.75)	16,326	1.00	1.94	44
01/31/17	13.03	0.31	1.39	1.70	(0.42)	(0.29)	(0.71)	14.02	12.94	15,966	0.97	2.19	39
01/31/18	14.02	0.35	1.45	1.80	(0.41)	(0.15)	(0.56)	15.26	12.90	15,559	0.97	2.32	31

SA MFS Telecom Utility Portfolio — Class 2
01/31/14	12.60	0.36	1.53	1.89	(0.31)	—	(0.31)	14.18	15.06	2,418	1.23	2.63	45
01/31/15	14.18	0.38	1.21	1.59	(0.38)	—	(0.38)	15.39	11.28	2,481	1.10	2.44	43
01/31/16	15.39	0.27	(1.90)	(1.63)	(0.71)	—	(0.71)	13.05	(10.90)	1,856	1.15	1.79	44
01/31/17	13.05	0.29	1.38	1.67	(0.39)	(0.29)	(0.68)	14.04	12.74	1,704	1.12	2.05	39
01/31/18	14.04	0.33	1.46	1.79	(0.39)	(0.15)	(0.54)	15.29	12.76	1,675	1.12	2.17	31

SA MFS Telecom Utility Portfolio — Class 3
01/31/14	12.56	0.34	1.53	1.87	(0.30)	—	(0.30)	14.13	14.97	26,653	1.32	2.49	45
01/31/15	14.13	0.35	1.21	1.56	(0.37)	—	(0.37)	15.32	11.10	30,289	1.20	2.28	43
01/31/16	15.32	0.25	(1.88)	(1.63)	(0.70)	—	(0.70)	12.99	(10.97)	25,185	1.25	1.69	44
01/31/17	12.99	0.27	1.38	1.65	(0.38)	(0.29)	(0.67)	13.97	12.61	27,076	1.22	1.94	39
01/31/18	13.97	0.31	1.46	1.77	(0.37)	(0.15)	(0.52)	15.22	12.73	26,395	1.22	2.07	31

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18
SA MFS Telecom Utility Class 1	0.01%	0.01%	0.01%	0.01%	0.01%
SA MFS Telecom Utility Class 2	0.01	0.01	0.01	0.01	0.01
SA MFS Telecom Utility Class 3	0.01	0.01	0.01	0.01	0.01

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)	Ratio of net investment income to average netassets(1)	Portfolio turnover

SA MFS Total Return Portfolio — Class 1
01/31/14	$16.24	$0.35	$1.72	$2.07	$(0.42)	$—	$(0.42)	$17.89	12.81%	$250,645	0.70%	2.00%	44%
01/31/15	17.89	0.42	1.17	1.59	(0.41)	—	(0.41)	19.07	8.96	233,620	0.69	2.21	31
01/31/16	19.07	0.40	(0.64)	(0.24)	(0.48)	—	(0.48)	18.35	(1.31)	197,724	0.69	2.05	38
01/31/17	18.35	0.41	1.89	2.30	(0.46)	(1.16)	(1.62)	19.03	12.74	193,053	0.70	2.15	32
01/31/18	19.03	0.36	2.17	2.53	(0.51)	(1.11)	(1.62)	19.94	13.67	192,656	0.70	1.84	31

SA MFS Total Return Portfolio — Class 2
01/31/14	16.23	0.33	1.71	2.04	(0.39)	—	(0.39)	17.88	12.63	41,859	0.85	1.85	44
01/31/15	17.88	0.39	1.17	1.56	(0.38)	—	(0.38)	19.06	8.78	37,921	0.84	2.06	31
01/31/16	19.06	0.37	(0.63)	(0.26)	(0.45)	—	(0.45)	18.35	(1.44)	31,255	0.84	1.90	38
01/31/17	18.35	0.39	1.87	2.26	(0.42)	(1.16)	(1.58)	19.03	12.54	29,714	0.85	2.00	32
01/31/18	19.03	0.33	2.18	2.51	(0.48)	(1.11)	(1.59)	19.95	13.54	29,151	0.85	1.69	31

SA MFS Total Return Portfolio — Class 3
01/31/14	16.20	0.31	1.70	2.01	(0.37)	—	(0.37)	17.84	12.51	351,335	0.95	1.75	44
01/31/15	17.84	0.37	1.17	1.54	(0.36)	—	(0.36)	19.02	8.70	339,088	0.94	1.95	31
01/31/16	19.02	0.35	(0.63)	(0.28)	(0.43)	—	(0.43)	18.31	(1.54)	296,540	0.94	1.80	38
01/31/17	18.31	0.36	1.89	2.25	(0.41)	(1.16)	(1.57)	18.99	12.47	311,860	0.95	1.90	32
01/31/18	18.99	0.31	2.16	2.47	(0.46)	(1.11)	(1.57)	19.89	13.38	332,869	0.95	1.59	31

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18
SA MFS Total Return Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA MFS Total Return Class 2	0.00	0.00	0.00	0.00	0.00
SA MFS Total Return Class 3	0.00	0.00	0.00	0.00	0.00

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover

SA Mid Cap Index Portfolio — Class 1
02/06/17#- 01/31/18	$10.00	$0.11	$1.57	$1.68	$(0.09)	$(0.07)	$(0.16)	$11.52	16.94	$175,119	0.40	(1)%†	1.08	(1)%†	23%

SA Mid Cap Index Portfolio — Class 3
02/06/17#- 01/31/18	10.00	0.08	1.57	1.65	(0.07)	(0.07)	(0.14)	11.51	16.60	358	0.65	(1)†	0.83	(1)†	23

SA Morgan Stanley International Equities Portfolio — Class 1
01/31/14	9.18	0.15	0.83	0.98	(0.27)	—	(0.27)	9.89	10.63	54,709	0.99		1.52		45
01/31/15	9.89	0.23	(0.45)	(0.22)	(0.16)	—	(0.16)	9.51	(2.16)	67,362	0.93	(2)	2.31	(2)	99
01/31/16	9.51	0.12	(0.66)	(0.54)	(0.20)	—	(0.20)	8.77	(5.81)	240,105	0.90	(2)	1.30	(2)	27
01/31/17	8.77	0.16	0.26	0.42	(0.12)	—	(0.12)	9.07	4.73	303,787	0.89	(2)	1.80	(2)	33
01/31/18	9.07	0.14	2.24	2.38	(0.12)	—	(0.12)	11.33	26.39	419,078	0.87	(2)	1.37	(2)	33

SA Morgan Stanley International Equities Portfolio — Class 2
01/31/14	9.13	0.14	0.82	0.96	(0.25)	—	(0.25)	9.84	10.51	18,054	1.14		1.40		45
01/31/15	9.84	0.22	(0.45)	(0.23)	(0.15)	—	(0.15)	9.46	(2.36)	15,454	1.08	(2)	2.20	(2)	99
01/31/16	9.46	0.16	(0.71)	(0.55)	(0.18)	—	(0.18)	8.73	(5.91)	12,593	1.06	(2)	1.68	(2)	27
01/31/17	8.73	0.17	0.23	0.40	(0.10)	—	(0.10)	9.03	4.55	10,917	1.04	(2)	1.87	(2)	33
01/31/18	9.03	0.14	2.22	2.36	(0.11)	—	(0.11)	11.28	26.20	11,974	1.02	(2)	1.35	(2)	33

SA Morgan Stanley International Equities Portfolio — Class 3
01/31/14	9.12	0.12	0.82	0.94	(0.24)	—	(0.24)	9.82	10.33	184,390	1.24		1.26		45
01/31/15	9.82	0.21	(0.45)	(0.24)	(0.14)	—	(0.14)	9.44	(2.45)	169,194	1.18	(2)	2.07	(2)	99
01/31/16	9.44	0.15	(0.71)	(0.56)	(0.17)	—	(0.17)	8.71	(6.01)	145,583	1.16	(2)	1.55	(2)	27
01/31/17	8.71	0.15	0.24	0.39	(0.09)	—	(0.09)	9.01	4.47	148,419	1.14	(2)	1.69	(2)	33
01/31/18	9.01	0.13	2.21	2.34	(0.10)	—	(0.10)	11.25	26.05	159,607	1.12	(2)	1.25	(2)	33

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense deductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees and assumed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses	Net Investment Income (Loss)
Portfolio	01/18†	01/18†
SA Mid Cap Index Class 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . .	0.42%	1.07%
SA Mid Cap Index Class 3. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . .	0.84	0.64
(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18
SA Morgan Stanley International Equities Class 1	0.00%	0.01%	0.00%	0.00%
SA Morgan Stanley International Equities Class 2	0.00	0.01	0.00	0.00
SA Morgan Stanley International Equities Class 3	0.00	0.01	0.00	0.00

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA Oppenheimer Main Street Large Cap Portfolio — Class 1
01/31/14	$13.94	$0.11	$2.86	$2.97	$(0.09)	$—	$(0.09)	$16.82	21.33%	$110,533	0.86%		0.69%		61%
01/31/15	16.82	0.15	1.65	1.80	(0.07)	—	(0.07)	18.55	10.74	170,420	0.82		0.81		54
01/31/16	18.55	0.20	0.03	0.23	(0.12)	(0.86)	(0.98)	17.80	1.05	225,320	0.80		1.08		52
01/31/17	17.80	0.23	3.16	3.39	(0.15)	(0.63)	(0.78)	20.41	19.34	299,651	0.78		1.19		32
01/31/18	20.41	0.24	3.79	4.03	(0.23)	(0.54)	(0.77)	23.67	20.02	364,981	0.77		1.09		43

SA Oppenheimer Main Street Large Cap Portfolio — Class 2
01/31/14	13.93	0.09	2.85	2.94	(0.07)	—	(0.07)	16.80	21.13	6,217	1.02		0.57		61
01/31/15	16.80	0.12	1.65	1.77	(0.05)	—	(0.05)	18.52	10.55	5,759	0.97		0.66		54
01/31/16	18.52	0.18	0.02	0.20	(0.08)	(0.86)	(0.94)	17.78	0.93	5,128	0.95		0.92		52
01/31/17	17.78	0.21	3.16	3.37	(0.12)	(0.63)	(0.75)	20.40	19.21	4,649	0.93		1.05		32
01/31/18	20.40	0.21	3.78	3.99	(0.19)	(0.54)	(0.73)	23.66	19.82	4,324	0.92		0.97		43

SA Oppenheimer Main Street Large Cap Portfolio — Class 3
01/31/14	13.90	0.07	2.86	2.93	(0.06)	—	(0.06)	16.77	21.07	61,787	1.11		0.44		61
01/31/15	16.77	0.10	1.65	1.75	(0.04)	—	(0.04)	18.48	10.42	79,979	1.07		0.56		54
01/31/16	18.48	0.16	0.02	0.18	(0.07)	(0.86)	(0.93)	17.73	0.83	79,840	1.05		0.82		52
01/31/17	17.73	0.18	3.16	3.34	(0.11)	(0.63)	(0.74)	20.33	19.08	96,682	1.03		0.95		32
01/31/18	20.33	0.19	3.76	3.95	(0.18)	(0.54)	(0.72)	23.56	19.69	107,322	1.02		0.85		43

SA PIMCO VCP Tactical Balanced Portfolio — Class 1
09/26/16#- 01/31/17	11.08	0.00	0.21	0.21	—	—	—	11.29	1.90	102	0.91	†	0.06	†	150
01/31/18	11.29	0.08	2.05	2.13	(0.03)	(0.60)	(0.63)	12.79	19.25	121	0.89		0.66		458

SA PIMCO VCP Tactical Balanced Portfolio — Class 3
05/01/13#- 01/31/14	10.00	(0.04)	0.73	0.69	(0.06)	(0.29)	(0.35)	10.34	6.89	73,541	1.16	†(1)	(0.62	)†(1)	46
01/31/15	10.34	(0.05)	0.72	0.67	—	(0.39)	(0.39)	10.62	6.46	222,442	1.16	(1)	(0.49	)(1)	55
01/31/16	10.62	(0.04)	(0.49)	(0.53)	—	(0.00)	(0.00)	10.09	(4.97)	572,776	1.16	(1)	(0.42	)(1)	66
01/31/17	10.09	(0.01)	1.20	1.19	—	—	—	11.28	11.79	1,069,950	1.16	(1)	(0.12	)(1)	150
01/31/18	11.28	0.05	2.04	2.09	(0.02)	(0.60)	(0.62)	12.75	18.91	1,364,617	1.14	(1)	0.41	(1)	458

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
Portfolio	1/14†	1/15	1/16	1/17	1/18	1/14†	1/15	1/16	1/17	1/18
SA PIMCO VCP Tactical Balanced Class 3	1.63%	1.22%	1.16%	1.15%	1.14%	(1.09)%	(0.54)%	(0.42)%	(0.11)%	0.41%

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover

SA PineBridge High-Yield Bond Portfolio — Class 1
01/31/14	$5.98	$0.37	$0.03	$0.40	$(0.34)	$—	$(0.34)	$6.04	6.83%	$222,289	0.66%	6.29%	85%
01/31/15	6.04	0.35	(0.29)	0.06	(0.31)	—	(0.31)	5.79	0.99	288,427	0.65	5.82	71
01/31/16	5.79	0.35	(0.72)	(0.37)	(0.31)	—	(0.31)	5.11	(6.69)	307,191	0.64	6.13	78
01/31/17	5.11	0.37	0.76	1.13	(0.39)	—	(0.39)	5.85	22.47	294,382	0.64	6.67	108
01/31/18	5.85	0.35	0.13	0.48	(0.55)	—	(0.55)	5.78	8.30	188,572	0.65	5.75	99

SA PineBridge High-Yield Bond Portfolio — Class 2
01/31/14	5.97	0.38	0.01	0.39	(0.33)	—	(0.33)	6.03	6.66	16,144	0.82	6.18	85
01/31/15	6.03	0.35	(0.30)	0.05	(0.30)	—	(0.30)	5.78	0.81	12,841	0.80	5.68	71
01/31/16	5.78	0.34	(0.72)	(0.38)	(0.30)	—	(0.30)	5.10	(6.89)	10,267	0.79	5.97	78
01/31/17	5.10	0.36	0.77	1.13	(0.38)	—	(0.38)	5.85	22.51	10,121	0.79	6.51	108
01/31/18	5.85	0.33	0.13	0.46	(0.54)	—	(0.54)	5.77	7.94	9,398	0.80	5.54	99

SA PineBridge High-Yield Bond Portfolio — Class 3
01/31/14	5.95	0.37	0.00	0.37	(0.32)	—	(0.32)	6.00	6.43	197,270	0.92	6.07	85
01/31/15	6.00	0.34	(0.29)	0.05	(0.30)	—	(0.30)	5.75	0.73	190,077	0.90	5.57	71
01/31/16	5.75	0.33	(0.70)	(0.37)	(0.30)	—	(0.30)	5.08	(6.82)	191,653	0.89	5.88	78
01/31/17	5.08	0.36	0.74	1.10	(0.37)	—	(0.37)	5.81	22.08	184,479	0.88	6.42	108
01/31/18	5.81	0.32	0.15	0.47	(0.54)	—	(0.54)	5.74	8.05	179,644	0.90	5.45	99

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets(1)(2)	Ratio of net investment income (loss) to average net assets(1)(2)	Portfolio turnover

SA Putnam International Growth and Income Portfolio — Class 1
01/31/14	$9.37	$0.16	$1.00	$1.16	$(0.21)	$—	$(0.21)	$10.32	12.37%	$175,655	0.96%	1.68%	46%
01/31/15	10.32	0.31	(0.92)	(0.61)	(0.19)	—	(0.19)	9.52	(5.88)	210,646	0.93	2.97	53
01/31/16	9.52	0.17	(0.71)	(0.54)	(0.26)	—	(0.26)	8.72	(5.91)	192,684	0.94	1.78	31
01/31/17	8.72	0.19	0.62	0.81	(0.17)	—	(0.17)	9.36	9.34	193,538	0.94	2.12	24
01/31/18	9.36	0.22	2.37	2.59	(0.16)	—	(0.16)	11.79	27.84	185,609	0.95	2.10	14

SA Putnam International Growth and Income Portfolio — Class 2
01/31/14	9.40	0.18	0.97	1.15	(0.19)	—	(0.19)	10.36	12.27	8,967	1.11	1.77	46
01/31/15	10.36	0.34	(0.97)	(0.63)	(0.18)	—	(0.18)	9.55	(6.13)	7,428	1.08	3.22	53
01/31/16	9.55	0.17	(0.73)	(0.56)	(0.24)	—	(0.24)	8.75	(6.07)	5,928	1.08	1.70	31
01/31/17	8.75	0.18	0.63	0.81	(0.15)	—	(0.15)	9.41	9.34	5,764	1.09	1.98	24
01/31/18	9.41	0.21	2.37	2.58	(0.15)	—	(0.15)	11.84	27.50	6,383	1.10	1.99	14

SA Putnam International Growth and Income Portfolio — Class 3
01/31/14	9.37	0.17	0.97	1.14	(0.18)	—	(0.18)	10.33	12.18	196,338	1.22	1.73	46
01/31/15	10.33	0.32	(0.96)	(0.64)	(0.16)	—	(0.16)	9.53	(6.18)	172,174	1.18	3.10	53
01/31/16	9.53	0.16	(0.73)	(0.57)	(0.23)	—	(0.23)	8.73	(6.18)	142,252	1.18	1.59	31
01/31/17	8.73	0.17	0.62	0.79	(0.14)	—	(0.14)	9.38	9.14	141,664	1.19	1.87	24
01/31/18	9.38	0.20	2.37	2.57	(0.14)	—	(0.14)	11.81	27.46	145,565	1.20	1.90	14

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18
SA Putnam International Growth and Income Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA Putnam International Growth and Income Class 2	0.00	0.00	0.00	0.00	0.00
SA Putnam International Growth and Income Class 3	0.00	0.00	0.00	0.00	0.00
(2)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
Portfolio	1/14(1)	1/15(1)	1/16(1)	1/17(1)	1/18(1)	1/14(1)	1/15(1)	1/16(1)	1/17(1)	1/18(1)
SA Putnam International Growth and Income Class 1	1.01%	0.98%	0.99%	0.99%	1.00%	1.63%	2.92%	1.73%	2.07%	2.05%
SA Putnam International Growth and Income Class 2	1.16	1.13	1.13	1.14	1.15	1.72	3.17	1.65	1.93	1.94
SA Putnam International Growth and Income Class 3	1.27	1.23	1.23	1.24	1.25	1.68	3.05	1.54	1.82	1.85

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover

SA Fidelity Institutional AMSM Real Estate Portfolio — Class 1
01/31/14	$14.97	$0.25	$(0.37)	$(0.12)	$(0.18)	$—	$(0.18)	$14.67	(0.83)%	$115,103	0.81%		1.73%		136%
01/31/15	14.67	0.29	4.32	4.61	(0.23)	(1.37)	(1.60)	17.68	33.52	219,872	0.81	(1)	1.83	(1)	79
01/31/16	17.68	0.33	(1.71)	(1.38)	(0.30)	(1.56)	(1.86)	14.44	(7.86)	197,728	0.80	(1)	2.09	(1)	75
01/31/17	14.44	0.37	1.39	1.76	(0.37)	(0.79)	(1.16)	15.04	12.01	177,817	0.80	(1)	2.36	(1)	77
01/31/18	15.04	0.28	0.03	0.31	(0.45)	(2.12)	(2.57)	12.78	1.71	84,195	0.81	(1)	1.81	(1)	47

SA Fidelity Institutional AMSM Real Estate Portfolio — Class 2
01/31/14	14.93	0.21	(0.36)	(0.15)	(0.15)	—	(0.15)	14.63	(1.00)	8,728	0.96		1.44		136
01/31/15	14.63	0.27	4.30	4.57	(0.20)	(1.37)	(1.57)	17.63	33.32	8,962	0.96	(1)	1.64	(1)	79
01/31/16	17.63	0.31	(1.71)	(1.40)	(0.27)	(1.56)	(1.83)	14.40	(7.99)	6,760	0.95	(1)	1.93	(1)	75
01/31/17	14.40	0.33	1.41	1.74	(0.35)	(0.79)	(1.14)	15.00	11.87	6,379	0.95	(1)	2.13	(1)	77
01/31/18	15.00	0.25	0.03	0.28	(0.42)	(2.12)	(2.54)	12.74	1.51	5,208	0.96	(1)	1.66	(1)	47

SA Fidelity Institutional AMSM Real Estate Portfolio — Class 3
01/31/14	14.86	0.20	(0.35)	(0.15)	(0.14)	—	(0.14)	14.57	(1.02)	280,919	1.06		1.34		136
01/31/15	14.57	0.25	4.27	4.52	(0.18)	(1.37)	(1.55)	17.54	33.12	277,581	1.06	(1)	1.56	(1)	79
01/31/16	17.54	0.29	(1.70)	(1.41)	(0.25)	(1.56)	(1.81)	14.32	(8.08)	219,487	1.05	(1)	1.84	(1)	75
01/31/17	14.32	0.31	1.40	1.71	(0.33)	(0.79)	(1.12)	14.91	11.72	217,992	1.05	(1)	2.01	(1)	77
01/31/18	14.91	0.23	0.04	0.27	(0.41)	(2.12)	(2.53)	12.65	1.44	202,667	1.06	(1)	1.56	(1)	47

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18
SA Fidelity Institutional AMSM Real Estate Class 1	0.00%	0.01%	0.00%	0.00%
SA Fidelity Institutional AMSM Real Estate Class 2	0.00	0.01	0.00	0.00
SA Fidelity Institutional AMSM Real Estate Class 3	0.00	0.01	0.00	0.00

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)		Ratio of net investment income to average net assets(1)		Portfolio turnover

SA Schroders VCP Global Allocation Portfolio — Class 1
09/26/16#- 01/31/17	$10.85	$0.03	$0.19	$0.22	$—	$(0.16)	$(0.16)	$10.91	1.97%	$102	0.90	%†	0.82	%†	110%
01/31/18	10.91	0.15	1.57	1.72	—	(0.13)	(0.13)	12.50	15.82	118	0.90		1.31		108

SA Schroders VCP Global Allocation Portfolio — Class 3
01/25/16#-01/31/16	10.00	(0.00)	0.15	0.15	—	—	—	10.15	1.50	12,374	1.15	†	(0.73	)†	0
01/31/17	10.15	0.05	0.86	0.91	—	(0.16)	(0.16)	10.90	8.95	407,509	1.15		0.46		110
01/31/18	10.90	0.12	1.56	1.68	—	(0.13)	(0.13)	12.45	15.46	625,739	1.15		1.08		108

SA Small Cap Index Portfolio — Class 1
02/06/17#- 01/31/18	10.00	0.08	1.71	1.79	(0.07)	(0.07)	(0.14)	11.65	17.94	169,759	0.45	†	0.76	†	14

SA Small Cap Index Portfolio — Class 3
02/06/17#- 01/31/18	10.00	0.04	1.72	1.76	(0.05)	(0.07)	(0.12)	11.64	17.61	335	0.70	†	0.40	†	14

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
Portfolio	1/16		1/17		1/18	1/16		1/17		1/18
SA Schroders VCP Global Allocation Class 1	—%		0.94	%†	0.90%	—%		0.78	%†	1.31%
SA Schroders VCP Global Allocation Class 3	12.10	†	1.24		1.15	11.68	†	0.37		1.08
SA Small Cap Index Class 1	—		—		0.56	—		—		0.64
SA Small Cap Index Class 3	—		—		0.95	—		—		0.15

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)		Ratio of net investment income to average net assets(1)		Portfolio turnover

SA T. Rowe Price Asset Allocation Growth Portfolio — Class 1
10/06/17#- 01/31/18	$10.00	$0.02	$0.73	$0.75	$(0.03)	$—	$(0.03)	$10.72	7.56%	$111	0.81	%†	0.69	%†	13%

SA T. Rowe Price Asset Allocation Growth Portfolio — Class 3
10/06/17#- 01/31/18	10.00	0.01	0.74	0.75	(0.03)	—	(0.03)	10.72	7.51	20,758	1.06	†	0.44	†	13

SA T. Rowe Price VCP Balanced Portfolio — Class 1
09/26/16#- 01/31/17	10.68	0.03	0.25	0.28	(0.04)	—	(0.04)	10.92	2.65	103	0.90	†	0.82	†	45
01/31/18	10.92	0.15	2.25	2.40	(0.01)	(0.04)	(0.05)	13.27	22.00	125	0.88	(2)	1.24	(2)	50

SA T. Rowe Price VCP Balanced Portfolio — Class 3
01/25/16#- 1/31/2016	10.00	0.00	0.08	0.08	—	—	—	10.08	0.80	13,572	1.15	†	(0.09	)†	1
01/31/17	10.08	0.07	0.80	0.87	(0.04)	—	(0.04)	10.91	8.62	686,255	1.15		0.67		45
01/31/18	10.91	0.11	2.25	2.36	(0.00)	(0.04)	(0.04)	13.23	21.69	1,268,730	1.12	(2)	0.96	(2)	50

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses						Net Investment Income (Loss)
Portfolio	1/16		1/17		1/18		1/16		1/17		1/18
SA T. Rowe Price Asset Allocation Growth Class 1	—%		—%		3.13	%†	—%		—%		(1.63	)%†
SA T. Rowe Price Asset Allocation Growth Class 3	—		—		3.42	†	—		—		(1.91	)†
SA T. Rowe Price VCP Balanced Class 1	—		0.92	†	0.83	(2)	—		0.80	†	1.28	(2)
SA T. Rowe Price VCP Balanced Class 3	15.65	†	1.27		1.08	(2)	(14.58	)†	0.55		1.00	(2)
(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/18
SA T. Rowe Price VCP Balanced Class 1	0.00%
SA T. Rowe Price VCP Balanced Class 3	0.00

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA VCP Dynamic Allocation Portfolio — Class 1
09/26/16#- 01/31/17	$12.20	$0.13	$0.11	$0.24	$—	$—	$—	$12.44	1.97%	$102	0.21	%†(1)	3.16	%†(1)	20%
01/31/18	12.44	0.27	2.63	2.90	(0.16)	(0.29)	(0.45)	14.89	23.63	162	0.21	(1)	1.97	(1)	18

SA VCP Dynamic Allocation Portfolio — Class 3
01/31/14	10.90	0.11	1.10	1.21	—	(0.02)	(0.02)	12.09	11.07	5,837,927	0.49		0.94		10
01/31/15	12.09	0.12	0.59	0.71	(0.07)	(0.09)	(0.16)	12.64	5.87	9,425,867	0.48		0.86		13
01/31/16	12.64	0.13	(1.13)	(1.00)	(0.12)	(0.10)	(0.22)	11.42	(7.99)	10,695,122	0.47		1.03		10
01/31/17	11.42	0.12	1.07	1.19	(0.18)	—	(0.18)	12.43	10.43	11,332,141	0.47	(1)	1.01	(1)	20
01/31/18	12.43	0.16	2.70	2.86	(0.15)	(0.29)	(0.44)	14.85	23.30	13,064,674	0.46	(1)	1.17	(1)	18

SA VCP Dynamic Strategy Portfolio — Class 1
09/26/16#- 01/31/17	12.22	0.10	0.21	0.31	—	—	—	12.53	2.54	103	0.22	†(1)	2.32	†(1)	14
01/31/18	12.53	0.28	2.43	2.71	(0.16)	(0.28)	(0.44)	14.80	21.90	160	0.22	%(1)	2.04	%(1)	20

SA VCP Dynamic Strategy Portfolio — Class 3
01/31/14	10.73	0.12	1.08	1.20	—	(0.00)	(0.00)	11.93	11.22	2,429,480	0.52	(1)	1.13	(1)	8
01/31/15	11.93	0.10	0.56	0.66	(0.05)	(0.00)	(0.05)	12.54	5.55	4,943,613	0.50		0.82		8
01/31/16	12.54	0.12	(1.06)	(0.94)	(0.09)	(0.01)	(0.10)	11.50	(7.49)	5,866,925	0.48		0.99		12
01/31/17	11.50	0.12	1.06	1.18	(0.17)	—	(0.17)	12.51	10.32	6,148,291	0.47	(1)	0.98	(1)	14
01/31/18	12.51	0.16	2.52	2.68	(0.15)	(0.28)	(0.43)	14.76	21.67	6,971,863	0.47	%(1)	1.15	%(1)	20

SA VCP Index Allocation Portfolio — Class 1
10/06/17#- 1/31/2018	10.00	0.03	0.91	0.94	(0.04)	(0.01)	(0.05)	10.89	9.46	109	0.28	%†(1)	0.79	%†(1)	2

SA VCP Index Allocation Portfolio — Class 3
10/06/17#- 1/31/2018	10.00	0.02	0.91	0.93	(0.03)	(0.01)	(0.04)	10.89	9.40	24,048	0.53	%†(1)	0.78	%†(1)	2

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses							Net Investment Income (Loss)
Portfolio	1/14	1/15	1/16	1/17		1/18		1/14	1/15	1/16	1/17		1/18
SA VCP Dynamic Allocation Class 1	—%	—%	—%	0.22	%†	0.22%		—%	—%	—%	3.15	%†	1.96%
SA VCP Dynamic Allocation Class 3	—	—	—	0.47		0.47		—	—	—	1.00		1.16
SA VCP Dynamic Strategy Class 1	—	—	—	0.23	†	0.23		—	—	—	2.31	†	2.03
SA VCP Dynamic Strategy Class 3	0.52	—	—	0.48		0.48		1.13	—	—	0.98		1.14
SA VCP Index Allocation Class 1	—	—	—	—		2.53	†	—	—	—	—		(1.46	)†
SA VCP Index Allocation Class 3	—	—	—	—		2.34	†	—	—	—	—		(1.03	)†

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)	Ratio of net investment income (loss) to average net assets(1)	Portfolio turnover

SA WellsCap Aggressive Growth Portfolio — Class 1
01/31/14	$11.97	$(0.06)	$3.79	$3.73	$—	$—	$—	$15.70	31.16%	$93,531	0.85%	(0.43)%	89%
01/31/15	15.70	(0.06)	0.33	0.27	—	—	—	15.97	1.72	106,196	0.81	(0.37)	80
01/31/16	15.97	(0.07)	(1.38)	(1.45)	—	—	—	14.52	(9.08)	105,081	0.80	(0.45)	89
01/31/17	14.52	(0.04)	3.41	3.37	—	—	—	17.89	23.21	63,155	0.83	(0.25)	75
01/31/18	17.89	(0.09)	5.89	5.80	—	—	—	23.69	32.42	75,184	0.84	(0.44)	73

SA WellsCap Aggressive Growth Portfolio — Class 2
01/31/14	11.86	(0.08)	3.76	3.68	—	—	—	15.54	31.03	3,773	1.00	(0.58)	89
01/31/15	15.54	(0.08)	0.32	0.24	—	—	—	15.78	1.54	3,322	0.96	(0.54)	80
01/31/16	15.78	(0.10)	(1.35)	(1.45)	—	—	—	14.33	(9.19)	2,918	0.95	(0.60)	89
01/31/17	14.33	(0.06)	3.35	3.29	—	—	—	17.62	22.96	2,970	0.98	(0.43)	75
01/31/18	17.62	(0.12)	5.81	5.69	—	—	—	23.31	32.29	3,313	0.99	(0.59)	73

SA WellsCap Aggressive Growth Portfolio — Class 3
01/31/14	11.77	(0.09)	3.71	3.62	—	—	—	15.39	30.76	32,550	1.10	(0.68)	89
01/31/15	15.39	(0.10)	0.33	0.23	—	—	—	15.62	1.49	28,865	1.06	(0.63)	80
01/31/16	15.62	(0.11)	(1.34)	(1.45)	—	—	—	14.17	(9.28)	24,872	1.04	(0.69)	89
01/31/17	14.17	(0.08)	3.32	3.24	—	—	—	17.41	22.87	26,485	1.08	(0.53)	75
01/31/18	17.41	(0.14)	5.73	5.59	—	—	—	23.00	32.11	31,441	1.09	(0.69)	73

SA WellsCap Fundamental Growth Portfolio — Class 1
01/31/14	18.79	(0.03)	5.32	5.29	—	—	—	24.08	28.15	208,765	0.89	(0.14)	105
01/31/15	24.08	(0.05)	2.24	2.19	—	—	—	26.27	9.09	139,948	0.88	(0.22)	85
01/31/16	26.27	(0.06)	(0.77)	(0.83)	—	(4.73)	(4.73)	20.71	(3.60)	114,064	0.88	(0.23)	131
01/31/17	20.71	0.04	2.58	2.62	—	(1.94)	(1.94)	21.39	12.92	71,385	0.91	0.17	69
01/31/18	21.39	(0.05)	8.77	8.72	(0.07)	(1.28)	(1.35)	28.76	41.72	91,355	0.92	(0.21)	49

SA WellsCap Fundamental Growth Portfolio — Class 2
01/31/14	18.58	(0.05)	5.25	5.20	—	—	—	23.78	27.99	3,130	1.04	(0.24)	105
01/31/15	23.78	(0.09)	2.21	2.12	—	—	—	25.90	8.91	2,942	1.04	(0.37)	85
01/31/16	25.90	(0.09)	(0.77)	(0.86)	—	(4.73)	(4.73)	20.31	(3.78)	2,455	1.03	(0.38)	131
01/31/17	20.31	0.01	2.53	2.54	—	(1.94)	(1.94)	20.91	12.77	2,378	1.06	0.02	69
01/31/18	20.91	(0.09)	8.57	8.48	(0.03)	(1.28)	(1.31)	28.08	41.52	2,892	1.07	(0.35)	49

SA WellsCap Fundamental Growth Portfolio — Class 3
01/31/14	18.41	(0.07)	5.20	5.13	—	—	—	23.54	27.87	83,382	1.14	(0.34)	105
01/31/15	23.54	(0.11)	2.19	2.08	—	—	—	25.62	8.84	77,627	1.14	(0.47)	85
01/31/16	25.62	(0.11)	(0.76)	(0.87)	—	(4.73)	(4.73)	20.02	(3.86)	64,213	1.13	(0.47)	131
01/31/17	20.02	(0.01)	2.48	2.47	—	(1.94)	(1.94)	20.55	12.60	66,981	1.16	(0.08)	69
01/31/18	20.55	(0.11)	8.43	8.32	(0.01)	(1.28)	(1.29)	27.58	41.42	72,233	1.17	(0.44)	49

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18
SA WellsCap Aggressive Growth Class 1	0.01%	0.01%	0.01%	0.02%	0.00%
SA WellsCap Aggressive Growth Class 2	0.01	0.01	0.01	0.02	0.00
SA WellsCap Aggressive Growth Class 3	0.01	0.01	0.01	0.02	0.00
SA WellsCap Fundamental Growth Class 1	0.01	0.01	0.01	0.01	0.00
SA WellsCap Fundamental Growth Class 2	0.01	0.01	0.01	0.01	0.00
SA WellsCap Fundamental Growth Class 3	0.01	0.01	0.01	0.01	0.00

Additional Index Information
S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
The product is not sponsored, endorsed, sold, or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the licensee or the product. S&P has no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the product to be issued or in the determination or calculation of the equation by which the product is to be converted into cash, surrendered or redeemed, as the case may be. S&P has no obligation or liability in connection with the administration, marketing, or trading of the product.
The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and Standard & Poor’s Financial Services LLC, and has been licensed for use by SunAmerica Asset Management, LLC. “Standard & Poor’s®,” “S&P®” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC, and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC. The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by SunAmerica Asset Management, LLC.
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS® is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”) (collectively, “Bloomberg”), or Bloomberg’s licensors own all proprietary rights in the “Bloomberg Barclays US Government/Credit Bond Index.”
Neither Barclays Bank PLC, Barclays Capital Inc., nor any affiliate (collectively “Barclays”) nor Bloomberg is the issuer or producer of the Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Portfolio. The Bloomberg Barclays US Government/Credit Bond Index is licensed for use by SunAmerica Asset Management, LLC as the Issuer of the Portfolio. The only relationship of Bloomberg and Barclays with the Issuer in respect of Bloomberg Barclays US Government/Credit Bond Index is the licensing of the Bloomberg Barclays US Government/Credit Bond Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Portfolio or the owners of the Portfolio.
Additionally, Issuer of the Portfolio may for itself execute transaction(s) with Barclays in or relating to the Bloomberg Barclays US Government/Credit Bond Index in connection with the Portfolio. Investors acquire the Portfolio from Issuer and investors neither acquire any interest in Bloomberg Barclays US Government/Credit Bond Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in this annuity contract. The Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied, regarding the advisability of investing in the Portfolio or the advisability of investing in securities generally or the ability of the Bloomberg Barclays US Government/Credit Bond Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Portfolio or any other third party into consideration in determining, composing or calculating the Bloomberg Barclays US Government/Credit Bond Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Portfolio.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Portfolio, investors or other third parties. In addition, the licensing agreement between Issuer and Bloomberg is solely for the benefit of Issuer and Bloomberg and not for the benefit of the owners of the Portfolio, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR

Additional Index Information
OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS US GOVERNMENT/CREDIT BOND INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS US GOVERNMENT/CREDIT BOND INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS US GOVERNMENT/CREDIT BOND INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS US GOVERNMENT/CREDIT BOND INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS US
GOVERNMENT/CREDIT BOND INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS US GOVERNMENT/CREDIT BOND INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS US GOVERNMENT/CREDIT BOND INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE PORTFOLIO.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167, registered office 1 Churchill Place London E14 5HP.

Appendix A
Underlying Portfolio Investments By SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio

The below chart lists the investment companies in which SA VCP Dynamic Allocation Portfolio (“SDAP”) and SA VCP Dynamic Strategy Portfolio (“SDSP,” and together with SDAP, the “Dynamic Portfolios”) may invest (each, an “Underlying Portfolio”), as of the date of this Prospectus. The below chart also provides each Underlying Portfolio’s investment goal, principal strategies, risks and investment techniques. SunAmerica Asset Management, LLC (“SunAmerica”) may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for a Dynamic Portfolio at any time without notice to shareholders. In addition, the investment goal and principal strategies, risks and investment techniques of the Underlying Portfolios held by a Dynamic Portfolio may change over time. Additional information regarding the Underlying Portfolios is included in the summary prospectuses and statutory prospectuses, dated May 1, 2018 for those portfolios of SunAmerica Series Trust and Anchor Series Trust, and dated July 28, 2017 for those portfolios of Seasons Series Trust (collectively, the “Underlying Trusts”). Copies of the summary prospectuses and statutory prospectuses for the Underlying Portfolios may be obtained free of charge by calling or writing the Underlying Trusts at the telephone number or address on the back cover page of this Prospectus.
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
ANCHOR SERIES TRUST
SDAP	SA Wellington Capital Appreciation Portfolio	Long-term capital appreciation	Growth	• Equity securities risk	Invests in growth equity securities of large, mid- and small-cap companies across a wide range of industries and companies. The Portfolio may also invest in foreign equity securities, including depositary receipts (up to 30% of total assets).
• Foreign investment risk
• Market risk
• Management risk
• Growth stock risk
• Large-cap companies risk
• Small- and medium-sized companies risk
• Depositary receipts risk
• Issuer risk
• Active trading risk
SDAP and SDSP	SA Wellington Government and Quality Bond Portfolio	Relatively high current income, liquidity and security of principal	U.S. government obligations; Fixed income	• U.S. government securities risk	Invests, under normal circumstances, at least 80% of net assets in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality corporate fixed income securities.
• Mortgage- and asset-backed securities risk
• Fixed income securities risk
• Credit risk
• Management risk
• Market risk
• Issuer risk
• Active trading risk
SDAP	SA Wellington Growth and Income Portfolio	Long-term capital appreciation and current income	Growth; Value	• Equity securities risk	Invests principally in equity securities of large- and mid-cap companies, and is broadly diversified by industry and company.
• Market risk
• Large-cap companies risk
• Medium-sized companies risk
• Management risk
• Quantitative investing risk
• Issuer risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP	SA Wellington Growth Portfolio	Capital appreciation	Growth	• Equity securities risk	Invests in common stocks of companies that are widely diversified by industry and company. The Portfolio may invest in companies of any size, including small and medium-sized companies, and may invest up to 25% of its total assets in foreign equity securities, including depositary receipts.
• Market risk
• Large-cap companies risk
• Small- and medium-sized companies risk
• Management risk
• Foreign investment risk
• Depositary receipts risk
• Issuer risk
• Active trading risk
SEASONS SERIES TRUST
SDAP and SDSP	SA Multi-Managed Diversified Fixed Income Portfolio	Relatively high current income and secondarily capital appreciation	Fixed income	• Risk of investing in bonds	Invests, under normal circumstances, at least 80% of net assets in fixed income securities, including U.S. and foreign government securities, asset- and mortgage-backed securities, investment-grade debt securities, and lower-rated fixed income securities, or junk bonds (up to 20% of net assets). May also invest in foreign securities (up to 30% of net assets) and in short-term investments (up to 20% of net assets). The Portfolio may also invest in dollar rolls and when-issued and delayed-delivery securities.
• Interest rate fluctuations risk
• Risk of investing in junk bonds
• Credit risk
• Foreign investment risk
• U.S. government obligations risk
• Foreign sovereign debt risk
• Mortgage- and asset-backed securities risk
• Roll transactions risk
• Indexing risk
• Affiliated fund rebalancing risk
• Management risk
• Market risk
• Issuer risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Multi-Managed International Equity Portfolio	Long-term growth of capital	International	• Foreign investment risk	Invests, under normal circumstances, at least 80% of net assets in equity securities of issuers in at least three countries other than the United States. The Portfolio invests primarily in issuers located in developed countries, and invests primarily in large-capitalization companies.
• Emerging markets risk
• Equity securities risk
• Country, sector or industry focus risk
• Currency volatility risk
• Large-cap companies risk
• Small- and mid-cap companies risk
• Hedging risk
• Indexing risk
• Affiliated fund rebalancing risk
• Management risk
• Market risk
• Issuer risk
SDAP and SDSP	SA Multi-Managed Large Cap Growth Portfolio	Long-term growth of capital	Growth	• Equity securities risk	Invests, under normal circumstances, at least 80% of net assets in equity securities of large capitalization companies selected through a growth strategy. May also invest in equity securities of medium-capitalization companies, short-term investments (up to 20%) and foreign securities, including emerging market securities. The Portfolio may invest up to 10% of its total assets in fixed income securities, such as government, corporate and bank debt obligations.
• Large-cap companies risk
• Growth stock risk
• Foreign investment risk
• Emerging markets risk
• Indexing risk
• Mid-cap companies risk
• Affiliated fund rebalancing risk
• Management risk
• Market risk
• Issuer risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Multi-Managed Large Cap Value Portfolio	Long-term growth of capital	Value	• Management risk	Invests, under normal circumstances, at least 80% of net assets in equity securities of large companies selected through a value strategy. May also invest in equity securities of medium-capitalization companies, foreign securities (up to 30%) and short-term investments (up 5to 20%).
• Equity securities risk
• Large-cap companies risk
• Value investing risk
• Foreign investment risk
• Indexing risk
• Mid-cap companies risk
• Affiliated fund rebalancing risk
• Market risk
• Issuer risk
SDAP and SDSP	SA Multi-Managed Mid Cap Growth Portfolio	Long-term growth of capital	Growth	• Management risk	Invests, under normal circumstances, at least 80% of net assets in equity securities of medium-capitalization companies selected through a growth strategy. May also invest a substantial portion of its assets in equity securities of small- and large-capitalization companies, short-term investments (up to 20%) and foreign securities (up to 30%).
• Equity securities risk
• Mid-cap companies risk
• Growth stock risk
• Foreign investment risk
• Indexing risk
• Large-cap companies risk
• Small-cap companies risk
• Affiliated fund rebalancing risk
• Market risk
• Issuer risk
SDAP and SDSP	SA Multi-Managed Mid Cap Value Portfolio	Long-term growth of capital	Value	• Equity securities risk	Invests, under normal circumstances, at least 80% of net assets in equity securities of medium-capitalization companies selected through a value strategy. May also invest in equity securities of large- and small-capitalization companies, short-term investments (jp to 20%), foreign securities (up to 30%) real estate investment trusts and special situations.
• Mid-cap companies risk
• Value investing risk
• Foreign investment risk
• Indexing risk
• Real estate industry risks
• Large-cap companies risk
• Small-cap companies risk
• Affiliated fund rebalancing risk
• Management risk
• Market risk
• Issuer risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Wellington Real Return Portfolio	Total return that equals or exceeds the rate of inflation over the long term, consistent with prudent investment management	Fixed income	• Risk of investing in bonds	Invests, under normal circumstances, primarily in inflation-adjusted debt securities, including inflation-indexed bonds issued by the U.S. Treasury and inflation-indexed securities issued by other entities such as U.S. and foreign corporations and foreign governments.
• Risks of investing in inflation-indexed securities
• Interest rate fluctuations risk
• U.S. government obligations risk
• Foreign investment risk
• Foreign sovereign debt risk
• Derivatives risk
• Hedging risk
• Concentration risk
• Credit risk
• Affiliated fund rebalancing risk
• Management risk
• Market risk
• Issuer risk
• Active trading risk
SDAP	SA Columbia Focused Growth Portfolio	Long-term growth of capital	Growth	• Equity securities risk	Invests in equity securities selected on the basis of growth criteria. The Portfolio invests primarily in common stocks of large-cap companies. The Portfolio will generally hold between 25 and 35 securities. The Portfolio may invest in foreign securities either directly or indirectly through depositary receipts. The Portfolio may invest in additional financial instruments for cash management or to hedge a security position.
• Market risk
• Growth stock risk
• Large-cap companies risk
• Depositary receipts risk
• Sector risk
• Focused portfolio risk
• Foreign investment risk
• Affiliated fund rebalancing risk
• Issuer risk
• Management risk
• Active trading risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Columbia Focused Value Portfolio	Long-term growth of capital	Value	• Equity securities risk	Invests in equity securities selected on the basis of value criteria. The Portfolio invests primarily in equity securities of large-cap companies. The Portfolio will generally hold between 30 and 40 securities. The Portfolio invests substantially in securities of U.S. issuers. The Portfolio may invest in additional financial instruments.
• Large-cap companies risk
• Focused portfolio risk
• Sector risk
• Affiliated fund rebalancing risk
• Value investing risk
• Management risk
• Market risk
• Issuer risk
SDAP and SDSP	SA Multi-Managed Small Cap Portfolio	Long-term growth of capital	Equity securities of small-cap companies	• Equity securities risk	Invests, under normal circumstances, at least 80% of net assets in equity securities of small-cap companies.
• Small-cap companies risk
• Foreign investment risk
• Indexing risk
• Affiliated fund rebalancing risk
• Management risk
• Market risk
• Issuer risk
SDAP	SA T. Rowe Price Growth Stock Portfolio	Long-term capital appreciation, with a secondary objective of increasing dividend income	Growth	• Management risk	Invests, under normal circumstances, at least 80% of net assets in common stocks of a diversified group of growth companies. The Portfolio at times may invest significantly in technology. The Portfolio may also invest in short-term investments (up to 20%) and foreign securities (up to 30%).
• Equity securities risk
• Growth stock risk
• Foreign investment risk
• Investment style risk
• Market risk
• Technology sector risk
• Issuer risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SUNAMERICA SERIES TRUST
SDAP	SA WellsCap Aggressive Growth Portfolio	Capital appreciation	Growth	• Equity securities risk	Invests principally in equity securities of small and mid-capitalization companies that offer the potential for capital growth. May also invest in U.S. dollar denominated and U.S. exchange-traded foreign equities and American Depositary Receipts.
• Preferred stock risk
• Growth stock risk
• Small- and mid-cap companies risk
• Technology company risk
• Depositary receipts risk
• Issuer risk
• Market risk
• Management risk
• Affiliated fund rebalancing risk
SDAP and SDSP	SA MFS Blue Chip Growth Portfolio	Capital appreciation	Growth	• Equity securities risk	Invests, under normal circumstances, at least 80% of net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies. May also invest in foreign securities up to 20% of net Assets, including securities of issuers located in emerging markets.
• Growth stock risk
• Large-cap companies risk
• Management risk
• Issuer risk
• Foreign investment risk
• Emerging markets risk
• Quantitative investing risk
• Active trading risk
• Market risk
• Affiliated fund rebalancing risk
SDAP and SDSP	SA Boston Company Capital Growth Portfolio	Capital appreciation	Growth	• Equity securities risk	Invests in equity securities of U.S. issuers, such as common stocks, rights and warrants, securities convertible into or exchangeable for common stocks, and depositary receipts relating to equity securities. May also invest in the securities of issuers of any market capitalization.
• Growth stock risk
• Management risk
• Small- and mid cap companies risk
• Large-cap companies risk
• Convertible securities risk
• Depositary receipts risk
• Warrants and rights risk
• Issuer risk
• Market risk
• Active trading risk
• Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Federated Corporate Bond Portfolio	High total return with only moderate price risk	Fixed income	• Risk of investing in bonds	Invests, under normal market conditions, at least 80% of net assets in corporate bonds. The Portfolio invests primarily in investment grade fixed income securities, but may invest up to 35% of its assets in securities rated below investment grade, or “junk bonds” including loan participations and assignments, which are rated below investment grade or are deemed by the subadviser to be below investment grade. The Portfolio may also invest in foreign securities (up to 20% of net assets); and when-issued and delayed delivery transactions. The Portfolio may invest in illiquid securities (up to 15% of assets). The portfolio may also use derivatives: credit default swaps and CDX-swaps (up to 5% of total assets and up to 10% of total assets for all other derivatives.
• Risk of investing in junk bonds
• Foreign investment risk
• Illiquidity risk
• Credit default swap risk
• Derivatives risk
• Leverage risk
• Hedging risk
• Counterparty risk
• Call risk
• Credit risk
• Interest rate fluctuations risk
• Issuer risk
• Management risk
• Loan participation and assignment risk
• Market risk
• When-issued and delayed delivery transactions risk
• Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDSP	SA Dogs of Wall Street Portfolio	Total return (including capital appreciation and current income)	Value	• Equity securities risk	Employs a “buy and hold” strategy that quarterly selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average, and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets with capitalizations of at least $1 billion, and which have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends.
• Disciplined strategy risk
• Sector risk
• Market risk
• Affiliated fund rebalancing risk
SDAP	SA JPMorgan Emerging Markets Portfolio	Long-term capital appreciation	International	• Emerging markets risk	Invests, under normal circumstances, at least 80% of net assets in common stocks, depositary receipts and other equity securities of companies primarily in emerging markets outside the U.S., which are believed, when compared to developed markets, to have above-average growth prospects. The Portfolio invests significantly in small-cap and mid-cap companies.
• Foreign investment risk
• Equity securities risk
• Growth stock risk
• Small- and mid-cap companies risk
• Currency volatility risk
• Depositary receipts risk
• Value investing risk
• Issuer risk
• Management risk
• Market risk
• Active trading risk
• Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDSP	SA Oppenheimer Main Street Large Cap Portfolio	Long term capital appreciation	Growth; Value	• Equity securities risk	Invests, under normal circumstances, at least 80% of net assets in equity investments selected for their potential to achieve capital appreciation over the long-term. The Portfolio generally invests in common stocks of U.S. companies of any market capitalization range though the Portfolio will focus mainly on large capitalization companies. Other types of equity securities in which the Portfolio may invest include preferred stocks, warrants and rights. The Portfolio may also invest in foreign investments, including emerging markets.
• Large-cap companies risk
• Small- and mid-cap companies risk
• Foreign investment risk
• Emerging markets risk
• Model risk
• Growth stock risk
• Value investing risk
• Issuer risk
• Preferred stock risk
• Warrants and rights risk
• Management risk
• Market risk
• Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Templeton Foreign Value Portfolio	Long-term growth of capital	Value; International	• Foreign investment risk	Invests, under normal circumstances, at least 80% of net assets in equity and debt securities of companies and governments outside the U.S., including emerging markets. The Portfolio invests in companies across all market capitalization ranges, including mid- and small-cap companies. The Portfolio may invest up to 25% of its assets in emerging markets securities and in foreign debt securities, with up to 15% of its assets in unlisted foreign securities.
• Emerging markets risk
• Equity securities risk
• Credit risk
• Risk of investing in bonds
• Illiquidity risk
• Value investing risk
• Country, sector or industry focus risk
• Large-cap companies risk
• Small- and mid-cap companies risk
• Currency volatility risk
• Foreign sovereign debt risk
• Depositary receipts risk
• Issuer risk
• Management risk
• Market risk
• Affiliated fund rebalancing risk
SDAP	SA WellsCap Fundamental Growth Portfolio	Capital appreciation	Growth	• Equity securities risk	Invests primarily in common and preferred stocks of U.S. companies. The Portfolio invests principally in equity securities of large-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, among other factors. The Portfolio may also invest, to a limited extent, in equity securities of medium capitalization companies.
• Preferred stock risk
• Large-cap companies risk
• Sector risk
• Active trading risk
• Management risk
• Growth stock risk
• Small- and mid-cap companies risk
• Depositary receipts risk
• Issuer risk
• Market risk
• Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Goldman Sachs Global Bond Portfolio	High total return, emphasizing current income and, to a lesser extent, capital appreciation	Fixed income	• Active trading risk	Invests, under normal circumstances, at least 80% of net assets in high quality fixed income securities of U.S. and foreign issuers, including issuers in emerging markets. Fixed income securities in which the Portfolio may invest include U.S. and non-U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities. The Portfolio may also invest in hybrid instruments, inverse floaters, short-term invesetments, pass through securities, currency transactions and deferred interest bonds.
• Risk of investing in bonds
• Interest rate fluctuations risk
• Foreign investment risk
• Emerging markets risk
• Currency volatility risk
• Credit quality risk
• Credit risk
• Non-diversification risk
• U.S. government obligations risk
• Call risk
• Management risk
• Market risk
• Foreign sovereign debt risk
• Mortgage- and asset-backed securities risk
• Non-hedging foreign currency trading risk
• Inverse floaters
• Illiquidity risk
• Country focus risk
• Issuer risk
• Sector risk
• Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA JPMorgan Global Equities Portfolio	Long-term growth of capital	Growth; Value	• Equity securities risk	Invests primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities of any market capitalization range.
• Currency volatility risk
• Large-cap companies risk
• Small- and mid-cap companies risk
• Foreign investment risk
• Emerging markets risk
• Growth stock risk
• Value investing risk
• Active trading risk
• Issuer risk
• Management risk
• Market risk
• Affiliated fund rebalancing risk
SDAP and SDSP	SA JPMorgan Equity-Income Portfolio	Growth of capital and income	Value	• Equity securities risk	Invests primarily in common stocks of corporations (principally large-cap and mid-cap) that demonstrate the potential for appreciation and/or dividends, as well as stocks with favorable long-term fundamental characteristics.
• Large-cap companies risk
• Mid-cap companies risk
• Management risk
• Value investing risk
• Issuer risk
• Market risk
• Affiliated fund rebalancing risk
SDAP and SDSP	SA Invesco Growth Opportunities Portfolio	Capital appreciation	Growth	• Equity securities risk	Invests in equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies and in other instruments that have economic characteristics similar to such securities. This Portfolio may also invest in foreign securities, including securities of issuers located in emerging markets (up to 25% of net assets.
• Small-cap companies risk
• Growth stock risk
• Foreign investment risk
• Emerging markets risk
• Management risk
• Active trading risk
• Issuer risk
• Market risk
• Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA PineBridge High-Yield Bond Portfolio	High current income and, secondarily, capital appreciation	Fixed income	• Risk of investing in bonds	Invests, under normal circumstances, at least 80% of its net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on “B” rated high-yield securities.
• Risk of investing in junk bonds
• Interest rate fluctuations risk
• Credit quality risk
• Loan risk
• Foreign investment risk
• U.S. government obligations risk
• Call risk
• Active trading risk
• Issuer risk
• Convertible securities risk
• Preferred stock risk
• Management risk
• Market risk
• Affiliated fund rebalancing risk
SDAP	SA Morgan Stanley International Equities Portfolio	Long-term capital appreciation	International; Value	• Foreign investment risk	Invests in a diversified portfolio of equity securities of non-U.S. issuers based on fundamental analysis and individual stock selection. Under normal market conditions, the Portfolio will hold investments in a number of different countries outside the United States. The Portfolio may also use derivative instruments.
• Emerging markets risk
• Equity securities risk
• Derivatives risk
• Forward currency contracts risk
• Convertible securities risk
• Small- and mid-cap companies risk
• Value investing risk
• Illiquidity risk
• Issuer risk
• Management risk
• Market risk
• Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Putnam International Growth and Income Portfolio	Growth of capital and, secondarily, current income	Value; International	• Equity securities risk	Invests primarily in common stocks of companies outside the U.S. that are considered undervalued by the market and that are believed to offer a potential for income. The Portfolio primarily invests in large cap foreign stocks, and invests mainly in value stocks. In addition, the Portfolio may invest in fixed income securities (up to 20% in net assets), including junk bonds.
• Value investing risk
• Foreign investment risk
• Emerging markets risk
• Large-cap companies risk
• Mid-cap companies risk
• Risk of investing in bonds
• Risk of investing in junk bonds
• Credit quality risk
• Credit risk
• Interest rate fluctuations risk
• Issuer risk
• Management risk
• Market risk
• Affiliated fund rebalancing risk
SDAP and SDSP	SA JPMorgan Mid-Cap Growth Portfolio	Long-term growth of capital	Growth	• Equity securities risk	Invests, under normal circumstances, at least 80% of net assets in equity securities of medium-sized companies that are believed to have above-average growth potential. The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities.
• Convertible securities risk
• Preferred stock risk
• Mid-cap companies risk
• Management risk
• Growth stock risk
• Foreign investment risk
• Emerging markets risk
• Risks of investing in bonds
• Interest rate fluctuations risk
• Credit quality risk
• Credit risk
• Issuer risk
• Market risk
• Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Fidelity Institutional AMSM Real Estate Portfolio	Total return through a combination of growth and income	Real estate-related securities	• Equity securities risk	Invests, under normal circumstances, at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments.
• Real estate industry risk
• Non-diversification risk
• Sector or industry focus risk
• Issuer risk
• Management risk
• Market risk
• Affiliated fund rebalancing risk
SDAP and SDSP	SA AB Growth Portfolio	Long-term growth of capital	Growth	• Equity securities risk	Invests primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior long-term earnings growth. The Portfolio may also invest up to 25% of its assets in foreign securities, including emerging market securities.
• Large-cap companies risk
• Growth stock risk
• Foreign investment risk
• Emerging markets risk
• Issuer risk
• Management risk
• Market risk
• Country, sector or industry focus risk
• Affiliated fund rebalancing risk
SDAP and SDSP	SA Fixed Income Index Portfolio	Results that correspond with the performance of the Bloomberg Barclays US Government/Credit Bond Index	Securities included in the Bloomberg Barclays US Government/Credit Bond Index	• Risk of investing in bonds	Invests, under normal circumstances, at least 80% of net assets in securities included in the Bloomberg Barclays US Government/Credit Bond Index or in securities determined to have economic characteristics that are comparable to the economic characteristics of securities included in the Bloomberg Barclays US Government/Credit Bond Index.
• Credit risk
• Interest rate fluctuations risk
• U.S. government obligations risk
• Failure to match index performance
• “Passively managed” strategy risk
• Issuer risk
• Market risk
• Affiliated fund rebalancing risk
• Asset allocation risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Fixed Income Intermediate Index Portfolio	Results that correspond with the performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	Securities included in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	• Risk of investing in bonds	Invests, under normal circumstances, at least 80% of its net assets in securities included in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index or in securities determined to have economic characteristics that are comparable to the economic characteristics of securities included in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.
• Credit risk
• Interest rate fluctuations risk
• U.S. government obligations risk
• Redemtption risk
• Failure to match index performance
• ”Passively managed” strategy risk
• Issuer risk
• Market risk
• Affiliated fund rebalancing risk
SDAP and SDSP	SA International Index Portfolio	Results that correspond with the performance of the MSCI EAFE Index	Common stocks included in the MSCI EAFE Index	• Equity securities risk	Invests, under normal circumstances, at least 80% of net assets in securities included in the MSCI EAFE Index or in securities determined to have economic characteristics that are comparable to the economic characteristics of securities included in the MSCI EAFE Index.
• Foreign investment risk
• Currency volatility risk
• Large-cap companies risk
• Medium sized companies risk
• Country focus risk
• Japan exposure risk
• Failure to match index performance
• “Passively managed” strategy risk
• Issuer risk
• Market risk
• Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDSP	SA Janus Focused Growth Portfolio	Long-term growth of capital	Growth	• Equity securities risk	Invests, under normal market conditions, at least 65% of assets in equity securities of companies selected for their long-term growth potential. The Portfolio generally holds a core position of 30 to 40 common stocks, and invests primarily in common stocks of large-cap companies. The Portfolio may invest up to 25% of its assets in foreign securities which may include emerging market securities.
• Issuer risk
• Market risk
• Growth stock risk
• Large-cap companies risk
• Small- and mid-cap companies risk
• Management risk
• Foreign investment risk
• Emerging markets risk
• Non-diversification risk
• Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA JPMorgan MFS Core Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Fixed income; Value	• Risk of investing in bonds	Invests, under normal circumstances, at least 80% of net assets in a diversified portfolio of bonds, including U.S. and foreign fixed-income investments with varying maturities. The Portfolio invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in securities rated below investment grade (“high yield securities” or “junk bonds”). The Portfolio may invest up to 15% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies. The portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest byond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Portfolio may also invest up to 10% of its total assets in preferred stocks, convertible securities and other equity related securities. The Portfolio expects to invest no more than 10% of its assets in sub-prime mortgage related securities at the time of purchase.
• Foreign investment risk
• Emerging markets risk
• Interest rate fluctuations risk
• Risk of investing in junk bonds
• Equity securities risk
• Convertible securities risk
• Preferred stock risk
• Credit quality risk
• Credit risk
• Value investing risk
• Derivatives risk
• Counterparty risk
• Hedging risk
• Currency volatility risk
• Issuer risk
• Management risk
• Leverage risk
• Market risk
• Mortgage- and asset-backed securities risk
• Loan participation and assignment risk
• Prepayment risk
• Insurer risk
• Extension risk
• U.S. government obligations risk
• Roll transactions risk
• Risk of investing in sub-prime debt securities
• Risk of investing in municipal securities
• Active trading risk
• Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Large Cap Index Portfolio	Results that correspond with the performance of the stocks included in the Standard & Poor’s 500® Composite Stock Price Index	Common stocks included in the Standard & Poor’s 500® Composite Stock Price Index	• Equity securities risk	Invests, under normal circumstances, at least 90% of net assets in common stocks included in the Standard & Poor’s 500® Composite Stock Price Index. The Portfolio also may invest up to 10% of its total assets in derivatives such as stock index futures contracts, options on stock indices and options on stock index futures but may exceed the 10% threshold for the limited purpose of managing cash flows,
• Failure to match index performance
• Passively managed” strategy risk
• Derivatives risk
• Issuer risk
• Market risk
• Affiliated fund rebalancing risk
SDAP and SDSP	SA Legg Mason BW Large Cap Value Portfolio	Growth of capital	Value	• Equity securities risk	Invests, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. The Portfolio holds equity securities of approximately 150-250 companies under normal market conditions. The Portfolio may invest in foreign securities, including emerging market securities, either directly or through depositary receipts.
• Value investing risk
• Large-cap companies risk
• Foreign investment risk
• Emerging markets risk
• Issuer risk
• Management risk
• Market risk
• Affiliated fund rebalancing risk
• Active trading risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA MFS Massachusetts Investors Trust Portfolio	Reasonable growth of income and long term growth and appreciation	Growth; Value	• Equity securities risk	Invests, under normal market conditions, at least 65% of its assets in equity securities. The Portfolio’s assets may be invested in the stocks of growth companies, value companies, or a combination of growth and value companies. The Portfolio primarily invests in companies with large capitalizations. The Portfolio may invest up to 25% of its net assets in foreign securities.
• Country, sector or industry focus risk
• Convertible securities risk
• Preferred stock risk
• Depositary receipts risk
• Large-cap companies risk
• Growth stock risk
• Value investing risk
• Issuer risk
• Market risk
• Model risk
• Management risk
• Foreign investment risk
• Affiliated fund rebalancing risk
SDAP and SDSP	SA Mid Cap Index Portfolio	Results that correspond with the performance of the S&P MidCap 400® Index	Common stocks included in the S&P MidCap 400® Index	• Equity securities risk	Invests, under normal circumstances, at least 80% of net assets in securities included in the S&P MidCap 400® Index or in securities determined to have economic characteristics that are comparable to the economic characteristics of securities included in the S&P MidCap 400® Index.
• Medium sized companies risk
• REIT (real estate investment trusts) risk
• Failure to match index performance
• Passively managed” strategy risk
• Issuer risk
• Market risk
• Affiliated fund rebalancing risk
SDAP and SDSP	SA Small Cap Index Portfolio	Results that correspond with the performance of the Russell 2000® Index	Common stocks included in the Russell 2000® Index	• Equity securities risk	Invests, under normal circumstances, at least 80% of net assets in securities included in the Russell 2000® Index or in securities determined to have economic characteristics that are comparable to the economic characteristics of securities included in the Russell 2000® Index.
• Small sized companies risk
• REIT (real estate investment trusts) risk
• Failure to match index performance
• Passively managed” strategy risk
• Issuer risk
• Market risk
• Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDSP	SA AB Small & Mid Cap Value Portfolio	Long-term growth of capital	Value	• Equity securities risk	Invests, under normal circumstances, at least 80% of net assets in equity securities of companies with small and medium market capitalizations that are believed to be undervalued. The Portfolio may invest in convertible securities (up to 20% of net assets), rights and warrants (up to 10% of net assets) and foreign securities (up to 15% of net assets).
• Value investing risk
• Small- and mid-cap companies risk
• Convertible securities risk
• Foreign investment risk
• Issuer risk
• Management risk
• Market risk
• Warrants and rights risk
• Affiliated fund rebalancing risk
SDAP and SDSP	SA Franklin Small Company Value Portfolio	Long-term growth of capital	Value	• Equity securities risk	Invests, under normal circumstances, at least 80% of net assets in a diversified portfolio of equity securities of small companies that are believed to be undervalued and have the potential for capital appreciation. The Portfolio may also invest in foreign securities (up to 15% of net assets) and real estate investment trusts (up to 15% of net assets).
• Value investing risk
• Small-cap companies risk
• Convertible securities risk
• Preferred stock risk
• Foreign investment risk
• Real estate industry risk
• Issuer risk
• Management risk
• Market risk
• Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA DFA Ultra Short Bond Portfolio	Current income consistent with liquidity and preservation of capital	Short-term securities	• Active trading risk	Invests, under normal circumstances, at least 80% of its net assets in bonds. The Portfolio will invest only in fixed income securities that are investment grade at the time of purchase. Under normal circumstances, the Portfolio maintains a dollar-weighted average effective maturity of one year or less.
• Affiliated fund rebalancing risk
• Credit risk
• Foreign investment risk
• Foreign sovereign debt risk
• Interest rate fluctuations risk
• Issuer risk
• Management risk
• Market risk
• Repurchase agreements risk
• Risk of investing in bonds
• Risk of investing in money market securities
• U.S. government obligations risk

Appendix B
Underlying Portfolio Investments By SA Global Index Allocation Portfolios and SA Index Allocation Portfolios

The below chart lists the investment companies in which SA Global Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio, SA Global Index Allocation 90/10 Portfolio (collectively, the “SA Global Index Allocation Portfolios” or “SAGIAP”) and SA Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio, SA Index Allocation 90/10 Portfolio and SA VCP Index Allocation Portfolio (collectively, the “SA Index Allocation Portfolios” or “SAIAP and together with SAGIAP, the “Index Allocation Portfolios”) may invest (each, an “Underlying Portfolio”), as of the date of this Prospectus. The below chart also provides each Underlying Portfolio’s investment goal, principal strategies, risks and investment techniques. SunAmerica Asset Management, LLC (“SunAmerica”) may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for an Index Allocation Portfolio at any time without notice to shareholders.
In addition, the investment goal and principal strategies, risks and investment techniques of the Underlying Portfolios held by an Index Allocation Portfolio may change over time. Additional information regarding the Underlying Portfolios is included in the summary prospectuses and statutory prospectuses of SunAmerica Series Trust, dated May 1, 2018 (the “Underlying Trust”). Copies of the summary prospectuses and statutory prospectuses for the Underlying Portfolios may be obtained free of charge by calling or writing the Underlying Trust at the telephone number or address on the back cover page of this Prospectus.
Index Allocation Portfolio	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SAGIAP and SAIAP	SA Large Cap Index Portfolio	Results that correspond with the performance of the stocks included in the Standard & Poor’s 500® Composite Stock Price Index	Common stocks included in the Standard & Poor’s 500® Composite Stock Price Index	• Equity securities risk	Invests, under normal circumstances, at least 90% of net assets in common stocks included in the Standard & Poor’s 500® Composite Stock Price Index. The Portfolio also may invest up to 10% of its total assets in derivatives such as stock index futures contracts, options on stock indices and options on stock index futures but may exceed the 10% threshold for the limited purpose of managing cash flows.
• Failure to match index performance risk
• ”Passively managed” strategy risk
• Derivatives risk
• Issuer risk
• Market Risk
• Affiliated fund rebalancing risk
• Depositary receipts risk
• Issuer risk
• Active trading risk
SAGIAP and SAIAP	SA Mid Cap Index Portfolio	Results that correspond with the performance of the S&P MidCap 400® Index	Common stocks included in the S&P MidCap 400® Index	• Equity securities risk	Invests, under normal circumstances, substantially all, but at least 80%, of net assets in securities included in the S&P MidCap 400® Index or in securities that SunAmerica determines to have economic characteristics that are comparable to the economic characteristics of securities included in the S&P MidCap 400® Index.
• Medium sized companies risk
• REIT (real estate investment trusts) risk
• Failure to match index performance risk
• ”Passively managed” strategy risk
• Issuer risk
• Market risk
• Affiliated fund rebalancing risk

Appendix B
Index Allocation Portfolio	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SAGIAP and SAIAP	SA Small Cap Index Portfolio	Results that correspond with the performance of the Russell 2000® Index	Common stocks included in the Russell 2000® Index	• Equity securities risk	Invests, under normal circumstances, substantially all, but at least 80%, of net assets in securities included in the Russell 2000® Index or in securities that SunAmerica determines to have economic characteristics that are comparable to the economic characteristics of securities included in the Russell 2000® Index.
• Small aized companies risk
• REIT (real estate investment trusts) risks
• Failure to match index performance risk
• ”Passively managed” strategy risk
• Issuer risk
• Market risk
• Affiliated fund rebalancing risk
SAGIAP and SAIAP	SA International Index Portfolio	Results that correspond with the performance of the MSCI EAFE Index	Common stocks included in the MSCI EAFE Index	• Equity securities risk	Invests, under normal circumstances, substantially all, but at least 80%, of net assets in securities included in the MSCI EAFE Index or in securities that SunAmerica determines to have economic characteristics that are comparable to the economic characteristics of securities included in the MSCI EAFE Index.
• Foreign investment risk
• Currency volatility risk
• Large-cap companies risk
• Medium sized companies risk
• Country focus risk
• Japan exposure risk
• Failure to match performance risk
• ”Passively managed” strategy risk
• Issuer risk
• Market risk
• Affiliated fund rebalancing risk

Appendix B
Index Allocation Portfolio	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SAGIAP	SA Emerging Markets Equity Index Portfolio	Results that correspond with the performance of the MSCI Emerging Markets Index	Common stocks included in the MSCI Emerging Markets Index	• Equity securities risk	Under normal circumstances, all investments will be selected through the optimization process, and at least 80% of net assets will be invested in securities included in the MSCI Emerging Markets Index or in securities that SunAmerica determines have economic characteristics that are comparable to the economic characteristics of securities included in the MSCI Emerging Markets Index. The Portfolio may invest in exchange-traded funds.
• Foreign investment risk
• Currency volatility risk
• Emerging markets risk
• Country focus risk
• ETF risk
• Failure to match index performance risk
• ”Passively managed” strategt rusj
• Issuer risk
• Market risk
• Affiliated fund rebalancing risk
SAGIAP and SAIAP	SA Fixed Income Index Portfolio	Results that correspond with the performance of the Bloomberg Barclays US Government/Credit Bond Index	Securities included in the Bloomberg Barclays US Government/Credit Bond Index	• Risk of investing in bonds	Under normal circumstances, all investments will be selected through the optimization process, and at least 80% of net assets will be invested in securities included in the Bloomberg Barclays US Government/Credit Bond Index or in securities that SunAmerica determines have economic characteristics that are comparable to the economic characteristics of securities included in the Bloomberg Barclays U.S. Government/Credit Bond Index.
• Credit risk
• Interest rate fluctuation risk
• U.S. government obligations risk
• Failure to match indes performance risk
• ”Passively managed” strategy risk
• Issuer risk
• Market risk
• Affiliated fund rebalancing risk

Appendix B
Index Allocation Portfolio	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SAGIAP and SAIAP	SA Fixed Income Intermediate Index Portfolio	Results that correspond with the performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	Securities included in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	• Risk of investing in bonds	Under normal circumstances, all investments will be selected through the optimization process, and at least 80% of net assets will be invested in securities included in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index or in securities that SunAmerica determines have economic characteristics that are comparable to the economic characteristics of securities included in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.
• Credit risk
• Interest rate fluctuations risk
• U.S. government obligations risk
• Redemption risk
• Failure to match index performance risk
• ”Passively managed” strategy risk
• Issuer risk
• Market risk
• Affiliated fund rebalancing risk

For More Information
The following documents contain more information about the Portfolios’ investments and are available free of charge upon request:
•	Annual and Semi-annual Reports contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.
•	Statement of Additional Information (SAI) contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.
The Trust’s Prospectus(es), SAIs and semi-annual and annual reports are available at www.aig.com/getprospectus or online through the internet websites of the life insurance companies offering the Portfolios as investment options. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.
Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s website at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.
You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.
The Trust’s Investment Company Act
File No: 811-7238

STATEMENT OF ADDITIONAL INFORMATION
SUNAMERICA SERIES TRUST
May 1, 2018
SunAmerica Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end, management investment company currently consisting of 61 portfolios. This Statement of Additional Information (“SAI”) relates to the following 56 portfolios:
SA AB Growth Portfolio
SA AB Small & Mid Cap Value Portfolio (formerly, Small & Mid Cap Value Portfolio)
SA BlackRock VCP Global Multi Asset Portfolio
SA Boston Company Capital Growth Portfolio (formerly, Capital Growth Portfolio)
SA Columbia Technology Portfolio (formerly, Technology Portfolio)
SA DFA Ultra Short Bond Portfolio (formerly, Ultra Short Bond Portfolio)
SA Dogs of Wall Street Portfolio ( formerly, “Dogs” of Wall Street Portfolio)
SA Emerging Markets Equity Index Portfolio
SA Federated Corporate Bond Portfolio (formerly, Corporate Bond Portfolio)
SA Fidelity Institutional AMSM Real Estate Portfolio (formerly, Real Estate Portfolio)
SA Fixed Income Index Portfolio
SA Fixed Income Intermediate Index Portfolio
SA Franklin Small Company Value Portfolio (formerly, Small Company Value Portfolio)
SA Global Index Allocation 60/40 Portfolio
SA Global Index Allocation 75/25 Portfolio
SA Global Index Allocation 90/10 Portfolio
SA Goldman Sachs Global Bond Portfolio (formerly, Global Bond Portfolio)
SA Goldman Sachs Multi-Asset Insights Portfolio
SA Index Allocation 60/40 Portfolio
SA Index Allocation 80/20 Portfolio
SA Index Allocation 90/10 Portfolio
SA International Index Portfolio
SA Invesco Growth Opportunities Portfolio (formerly, Growth Opportunities Portfolio)
SA Invesco VCP Equity-Income Portfolio (formerly, VCPSM Value Portfolio)
SA Janus Focused Growth Portfolio
SA JPMorgan Diversified Balanced Portfolio (formerly, Balanced Portfolio)
SA JPMorgan Emerging Markets Portfolio (formerly, Emerging Markets Portfolio)
SA JPMorgan Equity-Income Portfolio (formerly, Growth-Income Portfolio)
SA JPMorgan Global Equities Portfolio (formerly, Global Equities Portfolio)
SA JPMorgan MFS Core Bond Portfolio
SA JPMorgan Mid-Cap Growth Portfolio (formerly, Mid-Cap Growth Portfolio)
SA Large Cap Growth Index Portfolio
SA Large Cap Index Portfolio
SA Large Cap Value Index Portfolio
SA Legg Mason BW Large Cap Value Portfolio
SA Legg Mason Tactical Opportunities Portfolio
SA MFS Blue Chip Growth Portfolio (formerly, Blue Chip Growth Portfolio)
SA MFS Massachusetts Investors Trust Portfolio
SA MFS Telecom Utility Portfolio (formerly, Telecom Utility Portfolio)
SA MFS Total Return Portfolio
SA Mid Cap Index Portfolio
SA Morgan Stanley International Equities Portfolio (formerly, International Diversified Equities Portfolio)
SA Oppenheimer Main Street Large Cap Portfolio (formerly, Equity Opportunities Portfolio)
SA PIMCO VCP Tactical Balanced Portfolio (formerly, VCP Total Return BalancedSM Portfolio)
SA PineBridge High-Yield Bond Portfolio (formerly, High-Yield Bond Portfolio)
SA Putnam International Growth and Income Portfolio (formerly, International Growth and Income Portfolio)
SA Schroders VCP Global Allocation Portfolio
SA Small Cap Index Portfolio
SA T. Rowe Price Asset Allocation Growth Portfolio
SA T. Rowe Price VCP Balanced Portfolio
SA Templeton Foreign Value Portfolio (formerly, Foreign Value Portfolio)
SA VCP Dynamic Allocation Portfolio (formerly, SunAmerica Dynamic Allocation Portfolio)

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SA VCP Dynamic Strategy Portfolio (formerly, SunAmerica Dynamic Strategy Portfolio)
SA VCP Index Allocation Portfolio
SA WellsCap Aggressive Growth Portfolio (formerly, Aggressive Growth Portfolio)
SA WellsCap Fundamental Growth Portfolio (formerly, Fundamental Growth Portfolio)
This SAI is not a prospectus, but should be read in conjunction with the current Prospectus (Class 1, Class 2 and/or Class 3) of the Trust, dated May 1, 2018. This SAI expands upon and supplements the information contained in the current Prospectus of the Trust. This SAI incorporates the Prospectus by reference. Each Portfolio’s audited financial statements for the fiscal year ended January 31, 2018 are incorporated into this SAI by reference to its 2018 annual report to shareholders. You may request a copy of the Prospectus, annual report and/or semi-annual report at no charge by calling (800) 445-7862 or writing the Trust at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.
P.O. BOX 15570
AMARILLO, TEXAS 79105-5570
(800) 445-7862

i

THE TRUST
The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. A Massachusetts business trust is a voluntary association with transferrable shares that is established under and governed by its declaration of trust. The Trust is composed of 55 separate portfolios (each, a “Portfolio”), 50 of which are described herein. The Trust’s five Master-Feeder Portfolios (American Funds® Asset Allocation SAST, American Funds® Global Growth SAST, American Funds® Growth SAST, American Funds® Growth-Income SAST and VCPSM Managed Asset Allocation SAST Portfolios) are discussed in a separate statement of additional information. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”).
Shares of the Trust are held by separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”), and The Variable Annuity Life Insurance Company, a Texas life insurer (“VALIC”) (the “Separate Accounts”). AGL, USL and VALIC (the “Life Companies”) are indirect, wholly-owned subsidiaries of American International Group, Inc. (“AIG”), a Delaware corporation.
The Trust commenced operations on February 9, 1993 with the Cash Management, High-Yield Bond, Growth-Income, Alliance Growth, Growth/Phoenix Investment Counsel, Provident Growth and the Global Equities Portfolios. The Fixed Income, Global Bond and Asset Allocation Portfolios commenced operations on July 1, 1993. The Board of Trustees (the “Board,” and the members of which are referred to as “Trustees”) subsequently approved the addition of the following Portfolios: (a) Balanced/Phoenix Investment Counsel, International Diversified Equities, Worldwide High Income, and Venture Value Portfolios, which commenced operations on October 21, 1994; (b) Balanced Portfolio, Aggressive Growth, Federated Value, and Federated Utility Portfolios, which commenced operations on June 1, 1996; (c) Emerging Markets, International Growth and Income, and Real Estate Portfolios, which commenced operations on April 7, 1997; (d) “Dogs” of Wall Street Portfolio, which commenced operations on February 1, 1998; (e) Equity Income, Equity Index, and Small Company Value Portfolios, which commenced operations on September 1, 1998; (f) the MFS Mid-Cap Growth Portfolio, which commenced operations on April 1, 1999; (g) Goldman Sachs Research, Blue Chip Growth, Growth Opportunities and Technology Portfolios, which commenced operations on July 5, 2000; (h) the Marsico Growth Portfolio, which commenced operations on December 29, 2000; (i) Foreign Value and Small & Mid Cap Value Portfolios, which commenced operations on August 1, 2002; (j) the American Funds® Asset Allocation SAST, American Funds® Global Growth SAST, American Funds® Growth SAST and American Funds® Growth-Income SAST Portfolios, which commenced operations on September 1, 2006; (k) the SunAmerica Dynamic Allocation Portfolio (“SDAP”), which commenced operations on January 23, 2012; (l) the SunAmerica Dynamic Strategy Portfolio (“SDSP”), which commenced operations on July 16, 2012; (m) the VCPSM Managed Asset Allocation SAST Portfolio (formerly, Protected Asset Allocation SAST Portfolio), which commenced operations on October 15, 2012; (n) VCPSM Value and VCP Total Return BalancedSM Portfolios, which commenced operations on May 1, 2013; (o) SA BlackRock VCP Global Multi Asset, SA Schroders VCP Global Allocation and SA T. Rowe Price VCP Balanced Portfolios, which commenced operations on January 25, 2016; (p) SA Fixed Income Index, SA International Index, SA Mid Cap Index, SA Small Cap Index, SA Index Allocation 60/40, SA Index Allocation 80/20, and SA Index Allocation 90/10 Portfolio, which commenced operations on February 1, 2017; (q) SA Legg Mason Tactical Opportunities, which commenced operations on August 15, 2017; (r) SA Goldman Sachs Multi-Asset Insights, SA T. Rowe Price Asset Allocation Growth, SA VCP Index Allocation, and SA Fixed Income Intermediate Index Portfolios, which commenced operations on October 4, 2017; and SA Emerging Markets Equity Index, SA Global Index Allocation 60/40, SA Global Index Allocation 75/25, SA Global Index Allocation 90/10, SA Large Cap Growth Index and SA Large Cap Value Index, which commenced operations on May 1, 2018.
The Asset Allocation Portfolio was reorganized and the assets were moved into a newly formed portfolio in Anchor Series Trust on November 24, 2003. Subsequently, the SunAmerica Series Trust Asset Allocation Portfolio was terminated.
Shares of the Equity Income Portfolio were substituted for shares of the Davis Venture Value Portfolio on November 17, 2006.
Portfolio Name Changes. The Trustees approved the renaming of the following Portfolios: (a) Fixed Income Portfolio to Corporate Bond Portfolio effective June 1, 1996; (b) Federated Utility Portfolio to Utility Portfolio effective June 3, 1996; (c) Provident Growth Portfolio to Putnam Growth Portfolio effective April 7, 1997; (d) the Growth/Phoenix Investment Counsel Portfolio and Balanced/Phoenix Investment Counsel Portfolio to MFS Growth and Income Portfolio and MFS Total Return Portfolio, respectively, effective January 1, 1999; (e) Venture Value Portfolio to Davis Venture Value Portfolio, effective April 10, 2000; (f) Utility Portfolio to Telecom Utility Portfolio, effective July 5, 2000; (g) Federated Value Portfolio to Federated American Leaders Portfolio, effective May 1, 2003; (h) MFS Growth and Income Portfolio to MFS® Massachusetts Investors Trust Portfolio, effective May 1, 2003; (i) Putnam Growth Portfolio to Putnam Growth: Voyager Portfolio, effective May 1, 2003; (j) Federated American Leaders Portfolio to Equity Opportunities Portfolio, effective May 1, 2007; (k) MFS Mid-Cap Growth Portfolio to Mid-Cap Growth Portfolio effective May 1, 2007; (l) Goldman Sachs Research Portfolio to Capital Growth Portfolio effective May 1, 2007; (m) Marsico Growth Portfolio to Marsico Focused Growth Portfolio effective May 1, 2007; (n) Putnam Growth: Voyager Portfolio to Fundamental Growth Portfolio, effective May 1, 2007; (o) SunAmerica Balanced Portfolio to Balanced Portfolio, effective May 1, 2007; (p) Worldwide High Income Portfolio to Total Return Bond Portfolio, effective May 1, 2008; (q) Protected Asset Allocation SAST Portfolio to VCPSM Managed Asset Allocation SAST Portfolio, effective August 12, 2013; (r) Total Return Bond Portfolio to SA JPMorgan MFS Core Bond Portfolio, effective January 20, 2015; (s) Alliance Growth Portfolio to SA AB Growth Portfolio, effective May 1, 2015; (t) Marsico Focused Growth Portfolio to SA Marsico Focused Growth Portfolio, effective May 1, 2015; (u) MFS® Massachusetts Investors Trust Portfolio to SA MFS Massachusetts Investors Trust Portfolio, effective May 1, 2015; (v) MFS® Total Return Portfolio to SA MFS Total Return Portfolio, effective May 1, 2015; (w) Davis Venture Value Portfolio to SA Legg Mason BW Large Cap Value Portfolio, effective September 8, 2015; (x) Cash Management Portfolio to Ultra Short Bond Portfolio, effective May 1, 2016; (y) SA Marsico Focused Growth Portfolio to SA Janus Focused Growth Portfolio, effective June 30, 2016; and (z) Equity Index Portfolio to SA Large Cap Index Portfolio, effective February 6, 2017.
The Trustees approved the renaming of the following Portfolios effective October 6, 2017: (a) Aggressive Growth Portfolio to SA WellsCap Aggressive Growth Portfolio; (b) Balanced Portfolio to SA JPMorgan Balanced Portfolio; (c) Blue Chip Growth Portfolio to SA MFS Blue Chip Growth Portfolio; (d) Corporate Bond Portfolio to SA Federated Corporate Bond Portfolio; (e) Capital Growth Portfolio to SA Boston Company Capital Growth Portfolio; (f) “Dogs” of Wall Street Portfolio to SA Dogs of Wall Street Portfolio; (g) Emerging Markets Portfolio to SA JPMorgan Emerging Markets Portfolio; (h) Equity Opportunities Portfolio to SA Oppenheimer Main Street Large Cap Portfolio; (i) Foreign Value Portfolio to SA Franklin Foreign Value Portfolio; (j) Fundamental Growth Portfolio to SA WellsCap Fundamental Growth Portfolio; (k) Global Bond Portfolio to SA Goldman Sachs Global Bond Portfolio; (l) Global Equities Portfolio to SA JPMorgan Global Equities Portfolio; (m) Growth-Income Portfolio to SA JPMorgan Equity-Income Portfolio; (n) Growth Opportunities Portfolio to SA Invesco Growth Opportunities Portfolio; (o) High-Yield Bond Portfolio to SA PineBridge High-Yield Bond Portfolio; (p) International Diversified Equities Portfolio to SA Morgan Stanley International Equities Portfolio; (q) International Growth and Income Portfolio to SA Putnam International Growth and Income Portfolio; (r) Mid-Cap Growth Portfolio to SA JPMorgan Mid-Cap Growth Portfolio; (s) Real Estate Portfolio to SA Pyramis® Real Estate Portfolio; (t) Small & Mid Cap Value Portfolio to SA AB Small & Mid Cap Value Portfolio; (u) Small Company Value Portfolio to SA Franklin Small Company Value Portfolio; (v) SunAmerica Dynamic Allocation Portfolio to SA VCP Dynamic Allocation Portfolio; (w) SunAmerica Dynamic Strategy Portfolio to SA VCP Dynamic Strategy Portfolio; (x) Technology Portfolio to SA Columbia Technology Portfolio; (y) Telecom Utility Portfolio to SA MFS ‘Telecom Utility Portfolio (z) Ultra Short Bond Portfolio to SA DFA Ultra Short Bond Portfolio; (aa) VCP Total Return BalancedSM Portfolio to SA PIMCO VCP Tactical Balanced Portfolio; and (bb) VCPSM Value Portfolio to SA Invesco VCP Equity-Income Portfolio.
On November 29, 2017, the Board of Trustees (the “Board”) of the Trust approved a change in the name of the SA JPMorgan Balanced Portfolio to SA JPMorgan Diversified Balanced Portfolio effective May 1, 2018.
On March 27, 2018, the Board of the Trust approved the renaming of the SA Franklin Foreign Value Portfolio to SA Templeton Foreign Value Portfolio and SA Pyramis® Real Estate Portfolio to SA Fidelity Institutional AMSM Real Estate Portfolio, effective May 1, 2018.
SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) serves as investment adviser and manager for the Trust. As described in the Prospectus, SunAmerica retains AllianceBernstein L.P. (“AllianceBernstein”), BlackRock Investment Management, LLC (“BlackRock”), Brandywine Global Investment Management, LLC (“Brandywine”), Columbia Management Investment Advisers, LLC (“Columbia”), Dimensional Fund Advisors LP (“DFA”), Federated Investment Management Company (“Federated”), FIAM LLC (“FIAM”) (formerly, Pyramis Global Advisors, LLC), Franklin Advisory Services, LLC (“Franklin”), Goldman Sachs Asset Management International (“GSAM-International”), Goldman Sachs Asset Management, L.P. (“GSAM”), Invesco Advisers, Inc. (“Invesco”), Janus Capital Management LLC (“Janus”), J.P. Morgan Investment Management Inc. (“JP Morgan”), Massachusetts Financial Services Company (“MFS”), Morgan Stanley Investment Management Inc. (“MSIM”), OppenheimerFunds, Inc. (“Oppenheimer”), Pacific Investment Management Company LLC (“PIMCO”), PineBridge Investments LLC (“PineBridge”), Putnam Investment Management LLC (“Putnam”), QS Investors, LLC (“QS Investors”), Schroders Investment Management North America Inc. (“Schroders”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Templeton Investment Counsel, LLC (“Templeton”), BNY Mellon Asset Management North America Corporation (“BNY Mellon Asset Management”) and Wells Capital Management Incorporated (“WellsCap”) (each a “Subadviser,” and collectively, the “Subadvisers”) to act as Subadvisers to certain of the Trust’s Portfolios pursuant to various subadvisory agreements with SunAmerica (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”).
On May 22, 2001, the Board, including a majority of the Trustees who are not deemed to be “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), (the “Independent Trustees”), approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On July 31, 2002, the Board, including a majority of the Independent Trustees, approved the creation of Class 3 shares and the renaming of Classes A and B shares to Classes 1 and 2, respectively. Each class of shares of each Portfolio is offered only in connection with certain Variable Contracts. Class 2 and 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees, while Class 1 shares of each Portfolio, other than the Ultra Short Bond Portfolio, are subject only to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and 3 shares; and (iv) Class 1 shares of each Portfolio, other than the Ultra Short Bond Portfolio, have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. The Board may establish additional portfolios or classes in the future.
INVESTMENT OBJECTIVES AND POLICIES
The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under “Portfolio Summaries” and “Additional Information About the Portfolios’ Investment Strategies and Investment Risks (other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)” and “Additional Information About the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio” in the Prospectus.
The following charts and information supplement the information contained in the Prospectus and also provide information concerning investments the Portfolios may make on a periodic basis which include infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to detail additional investments the Portfolios reserve the right to make as well as to define investment and risk terminology used in the charts below that do not otherwise appear in the Prospectus under the section entitled “Glossary.” In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectus under the section entitled “Glossary.” Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Portfolio and, except for the Portfolios’ borrowing policy, apply at the time of purchase.
We will notify shareholders at least 60 days prior to any change to a Portfolio’s investment goal or 80% investment policy, if applicable. “Net assets” will take into account borrowing for investment purposes.
Fixed Income Portfolios
SA Federated Corporate Bond	SA Goldman Sachs Global Bond	SA PineBridge High-Yield Bond	SA JPMorgan MFS Core Bond
In what other types of investments may the Portfolio periodically invest?	• Equity securities:
 - common stocks (up to 5%)
 - warrants and rights (up to 10%)
• Fixed income securities:
 - municipal bonds
• Dollar rolls
• Firm commitments
• Preferred stock
• Registered investment companies
• Reverse repurchase agreements
• REITS
• Foreign securities:
 - emerging markets
• Mortgage- and asset-backed securities
• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)	• Options on swaps
• Defensive instruments
• Illiquid securities (up to 15%)
• Repurchase agreements
• Roll transactions
• Variable and floating rate obligations
• Junk bonds
• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)
• CoCos (up to 5% of net assets)	• Options and futures
• Hybrid instruments
• ETFs (up to 5%)
• Collateralized bond obligations (“CBOs”)
• Reverse repurchase agreements
• Foreign securities:
 - emerging markets
• Equity securities:
 - warrants and rights (up to 10%)
 - convertible securities
• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)	• Fixed income securities:
 - municipal bonds
 - convertible securities
 - Brady bonds
• Repurchase agreements
• Short-term investments
• Registered investment companies
• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)
• Preferred securities
• Pass-through securities
• Bank capital securities
• ETFs

	SA Federated Corporate Bond	SA Goldman Sachs Global Bond	SA PineBridge High-Yield Bond	SA JPMorgan MFS Core Bond
What other types of risks may potentially or periodically affect the Portfolio?	• Active trading • Mortgage- and asset-backed securities • Emerging markets • Equity risk • Prepayment • Real estate industry	• Risk of investing in junk bonds • Roll transactions • Convertible securities	• Convertible securities • Currency volatility • Derivatives • Emerging markets • Equity • Investment companies • Foreign investment	• Investment companies • Convertible securities
Balanced or Asset Allocation Portfolios
	SA JPMorgan Diversified Balanced	SA MFS Total Return	SA VCP Dynamic Allocation	SA VCP Dynamic Strategy	SA Invesco VCP Equity-Income	SA PIMCO VCP Tactical Balanced
In what other types of investments may the Portfolio periodically invest?	• Reverse repurchase agreements • Emerging markets • Borrowing for temporary or emergency purposes (up to 33 1⁄3%) • IPOs • ETFs	• Borrowing for temporary or emergency purposes (up to 33 1⁄3%) • Illiquid securities (up to 15%) • IPOs • Junk bonds (up to 10%) • Foreign securities: - emerging markets	• Underlying Portfolios investing significantly in emerging markets • Underlying Portfolios investing primarily in junk bonds • Borrowing for temporary or emergency purposes (up to 33 1⁄3%) • ETFs	• Underlying Portfolios investing significantly in emerging markets • Underlying Portfolios investing primarily in junk bonds • Borrowing for temporary or emergency purposes (up to 33 1⁄3%) • ETFs	• Repurchase agreements • REITs (up to 15%) • Foreign securities • Emerging markets • IPOs • Hybrid instruments	• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)
What other types of risks may potentially or periodically affect the Portfolio?	• Emerging markets • IPO investing • Investment companies	• Counterparty and third party • Emerging markets • Illiquidity • IPO investing • Risk of investing in junk bonds • Foreign investments	• Emerging markets • Risk of investing in junk bonds • Investment companies	• Emerging markets • Risk of investing in junk bonds • Investment companies	• Illiquidity • Real estate industry • Emerging markets • IPO investing

Equity Portfolios
	SA WellsCap Aggressive Growth	SA MFS Blue Chip Growth	SA Boston Company Capital Growth	SA Dogs of Wall Street	SA Oppenheimer Main Street Large Cap
In what other types of investments may the Portfolio periodically invest?	• Fixed-income securities:
 - corporate bonds
 - investment grade securities
 - preferred stocks
• Rights
• Reverse repurchase agreements
• Currency transactions
• Forward commitments
• REITs
• Registered investment companies
• Short-term investments
• Firm commitment agreements
• When-issued and delayed-delivery transactions
• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)	• Illiquid securities (up to 15%) • Fixed-income securities • Borrowing for temporary or emergency purposes (up to 33 1⁄3%)	• Defensive instruments
• Illiquid securities (up to 15%)
• Options on foreign currencies
• IPOs
• Fixed-income securities:
 - U.S. government securities
 - corporate bonds
 - investment grade securities
 - preferred stocks
 - zero coupon and deferred interest bonds
 - junk bonds (up to 10%)
• Repurchase agreements
• Short-term investments
• REITs
• Registered investment companies
• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)	• Illiquid securities (up to 15%) • Borrowing for temporary or emergency purposes (up to 33 1⁄3%)	• Fixed-income securities:
 - U.S. government securities
 - corporate bonds
 - investment grade securities
 - zero coupon and deferred interest bonds
• IPOs
• Illiquid securities (up to 15%)
• Repurchase and reverse repurchase agreements
• Firm commitment agreements
• REITs
• When-issued and delayed-delivery transactions
• Rights and warrants
• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)
What other types of risks may potentially or periodically affect the Portfolio?	• Currency volatility • Interest rate fluctuations • Real estate industry	• Currency volatility • Illiquidity • Interest rate fluctuations	• Illiquidity • IPO investing • Real estate industry • Risk of investing in junk bonds • Unseasoned companies • Investment company • U.S. government obligations	• Illiquidity	• Convertible securities risk • Credit quality • Currency volatility • IPO investing • Real estate industry • Utility industry • Illiquidity • U.S. government obligations

	SA WellsCap Fundamental Growth	SA JPMorgan Equity-Income	SA Invesco Growth Opportunities	SA JPMorgan Mid-Cap Growth	SA Fidelity Institutional AMSM Real Estate
In what other types of investments may the Portfolio periodically invest?	• Borrowing for temporary or emergency purposes (up to 33 1⁄3%) • Junk bonds	• Equity securities:
 - convertible securities
 - warrants
• Fixed-income securities:
 - preferred stocks
• Illiquid securities (up to 15%)
• IPOs
• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)	• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)
• Foreign securities:
 - depositary receipts
 - Eurodollar and yankee obligations
• IPOs
• Preferred stocks
• Repurchase and reverse repurchase agreements
• REITs
• Rights and warrants
• Short-term investments
• When-issued and delayed-delivery securities	• Illiquid securities (up to 15%) • Defensive investments • Borrowing for temporary or emergency purposes (up to 33 1⁄3%) • Currency transactions • IPOs • Master limited partnerships (“MLPs”)	• Fixed-income securities:
 - investment grade securities
 - junk bonds (up to 5%)
• Options
• Illiquid securities (up to 15%)
• IPOs
• Registered investment companies
• Foreign securities:
 - emerging markets
• Currency transactions
• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)
What other types of risks may potentially or periodically affect the Portfolio?	• Risk of investing in junk bonds	• Illiquidity • IPO investing	• IPO investing • Convertible securities risk • Short sales risk • Foreign investment • Real estate industry	• Currency volatility • Illiquidity • IPO investing	• Currency volatility • Credit quality • Derivatives • Emerging markets • Hedging • Illiquidity • IPO investing • Risk of investing in junk bonds • Investment company • Foreign investment

SA AB Growth	SA Janus Focused Growth	SA Large Cap Index	SA Legg Mason BW Large Cap Value	SA MFS Massachusetts Investors Trust
In what other types of investments may the Portfolio periodically invest?	• Short sales
• Convertible securities (up to 10%)
• Illiquid securities (up to 15%)
• Forward commitments
• Currency transactions
• Junk bonds (up to 10%)
• IPOs
• Equity securities:
 - small- and mid-cap stocks
• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)	• REITS
• Registered investment companies
• Defensive instruments
• Hybrid instruments
• Illiquid securities (up to 15%)
• Options and futures
• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)
• Real estate industry risk	• IPOs • Foreign securities: - emerging markets • Illiquid securities (up to 15%) • Small cap stocks • Borrowing for temporary or emergency purposes (up to 33 1⁄3%) • Hybrid instruments	• Fixed-income securities:
 - corporate bonds
 - investment grade securities
• Options
• Illiquid securities (up to 15%)
• Registered investment companies (up to 10%)
• Currency transactions
• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)
			• IPOs	• Illiquid securities (up to 15%) • Borrowing for temporary or emergency purposes (up to 33 1⁄3%) • Short sales • IPOs

	SA AB Growth	SA Janus Focused Growth	SA Large Cap Index	SA Legg Mason BW Large Cap Value	SA MFS Massachusetts Investors Trust
What other types of risks may potentially or periodically affect the Portfolio?	• Credit quality • Currency volatility • IPO investing • Risk of investing in junk bonds • Short sales risk • Small and medium companies • Illiquidity	• Derivatives • Hedging • Illiquidity • Investment company	• Currency volatility • Emerging markets • Foreign investment • Illiquidity • IPO investing • Small sized companies	• Currency volatility • Derivatives • Hedging • Illiquidity • Interest rate fluctuations • IPO investing • Small companies	• Credit quality • Counterparty and third party • Illiquidity • IPO investing • Short sales

	SA AB Small & Mid Cap Value	SA Franklin Small Company Value	SA Columbia Technology	SA MFS Telecom Utility
In what other types of investments may the Portfolio periodically invest?	• Equity securities:
 - growth stocks
• Fixed-income securities:
 - investment grade securities
 - junk bonds (up to 5%)
• Hybrid instruments
• Defensive investments
• ETFs
• Foreign securities:
 - emerging markets
• IPOs
• Income trusts
• REITs
• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)	• Junk bonds (up to 5%) • IPOs • Borrowing for temporary or emergency purposes (up to 33 1⁄3%)	• Fixed-income securities:
 - corporate bonds
 - U.S. government securities
 - zero-coupon, deferred interest and PIK bonds
• ETFs
• REITs
• Registered investment companies
• Short-term investments
• Defensive investments
• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)	• Fixed-income securities:
 - U.S. government securities
 - zero coupon, deferred interest and PIK bonds
• Equity securities:
 - warrants and rights
• IPOs
• Firm commitment agreements
• When-issued and delayed-delivery transactions
• Illiquid securities (up to 15%)
• Registered investment companies
• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)
What other types of risks may potentially or periodically affect the Portfolio?	• Credit quality • Emerging markets • Growth stocks • Interest rate fluctuations • IPO investing • Real estate investment • Risk of investing in junk bonds • Investment company	• Credit quality • Currency volatility • Emerging markets • IPO investing • Risk of investing in junk bonds • Foreign investment	• Interest rate fluctuations • U.S. government obligations • Investment company	• Hedging • Illiquidity • IPO investing • Value investing • U.S. government obligations • Investment company

International Equity Portfolios
	SA JPMorgan Emerging Markets	SA Templeton Foreign Value	SA JPMorgan Global Equities	SA Morgan Stanley International Equities	SA Putnam International Growth and Income
In what other types of investments may the Portfolio periodically invest?	• Equity securities: - warrants • Structured notes • Forward commitments • Junk bonds (up to 5%) • Defensive investments • Borrowing for temporary or emergency purposes (up to 33 1⁄3%)	• Equity securities:
 - convertible securities
 - growth stocks
• Currency transactions
• Junk bonds (up to 5%)
• Unseasoned companies (up to 5%)
• Warrants (up to 5%)
• Equity swaps (up to 5%)
• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)	• Short sales
• Equity securities:
 - convertible securities
• Illiquid securities (up to 15%)
• IPOs
• Options
• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)
• REITs
• Fixed-income securities
• Preferred stocks	• Borrowing for temporary or emergency purposes (up to 33 1⁄3%)
• IPOs
• Fixed-income securities
• ADRs, GDRs and EDRs
• Convertible securities
• Emerging markets
• Foreign securities
• Forward foreign currency exchange contracts
• Illiquid securities (up to 15%)
• Warrants
				• Short-term investments	• Equity securities: - convertible securities - warrants • Illiquid securities (up to 15%) • Defensive investments • Forward commitments • Borrowing for temporary or emergency purposes (up to 33 1⁄3%)
What other types of risks may potentially or periodically affect the Portfolio?	• Credit quality • Risk of investing in junk bonds	• Growth stocks • Risk of investing in junk bonds • Unseasoned companies • Convertible securities	• Illiquidity • IPO investing • Short sales risk • Convertible securities • Real estate industry	• Counterparty and third party • Credit quality • IPO investing • Risk of investing in bonds • Currency volatility	• Illiquidity • Convertible securities
SUPPLEMENTAL GLOSSARY
ADRS, GDRS, and EDRS. Foreign securities include, among other things, American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the “underlying issuer”) and are deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be “sponsored” or “unsponsored.” Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing an unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.
Asset-Backed Securities. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (“SIV”). A SIV is an investment vehicle that buys high-rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.
Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.
Instruments backed by pools of receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time of purchase. Therefore, a Portfolio’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.
Bank Capital Securities. The Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust-preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date) and callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Borrowing. All of the Portfolios (except the SA DFA Ultra Short Bond Portfolio) are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Portfolio to borrow up to 33 1⁄3% of its total assets from banks. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings. The SA DFA Ultra Short Bond Portfolio may not borrow money except for temporary emergency purposes, and then in an amount not in excess of 5% of the value of the Portfolio’s total assets.
In the event that asset coverage for a Portfolio’s borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.
To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although a Portfolio is authorized to borrow, it will do so only when the Adviser or the Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio’s net asset value per share (“NAV”) and net yield. The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios will segregate cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.
Brady Bonds. Foreign securities include, among other things, Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former Secretary of the United States Department of the Treasury (the “Treasury”), Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil,

Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in “over-the-counter” (“OTC”) secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations. The Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, and market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Portfolios as illiquid securities. However an active dealer market may exist for CBOs, CLOs and other CDOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Portfolios may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued.

If a convertible security is called for redemption, a Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.
Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like. This is particularly true in the financial services sector. While loss absorption characteristics are relatively rare in the preferred and debt markets today, they may become more prevalent. One preferred or debt structure with loss absorption characteristics is the contingent capital security (sometimes referred to as a “CoCo”). These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those that would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.
Counterparty and Third Party Risk. Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.
A Currency Basket consists of specified amounts of currencies of certain foreign countries.
Currency Volatility. The value of a Portfolio’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar denominated securities.
Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, each Portfolio has become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of a Portfolio or its service providers, financial intermediaries, or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since a Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.
Derivatives. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, swaps, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed OTC markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. See discussion herein under “Options and Futures.”
Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Portfolio’s securities will generally be denominated in foreign currencies, the value of such securities to the Portfolio will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio’s securities. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
A further risk is that the existence of national policies may restrict a Portfolio’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property. Each of SA BlackRock Global Multi Asset Portfolio and SA Schroders Global Allocation Portfolio may invest up to 10% of its assets in securities of emerging market issuers.
Chinese Securities. A Portfolio may invest in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”). Investing in these securities involves special risks, including, but not limited to, an authoritarian government, less developed or less efficient trading markets, nationalization of assets, currency fluctuations or blockage, and restrictions on the repatriation of invested capital. In addition, there is no guarantee that the current rapid growth rate of the Chinese economy will continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder. China is considered to be an emerging market and therefore carries high levels of risk associated with emerging markets. These and other factors could have a negative impact on the Portfolio’s performance and increase the volatility of an investment in the Portfolio. See also “Foreign Securities.”
A Portfolio may invest in local Chinese securities, referred to as China A-Shares, of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect program (“Stock Connect”) or on such other stock exchanges in China which participate in Stock Connect from time to time. Stock Connect is a securities trading and clearing program developed by Hong Kong Exchanges and Clearing Limited (“HKEX”), the SSE and the China Securities Depository Clearing Corporation Limited that, among other things, permits foreign investment in the PRC via brokers in Hong Kong.
Stock Connect, which launched in November 2014, is a new program, and the regulations governing it are untested and subject to change. In addition, there is no certainty as to how these regulations will be applied or interpreted. Significant risks exist with respect to investing in China A-Shares through Stock Connect. China A-Shares may only be bought from, or sold to, a Portfolio when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Accordingly, if one or both markets are closed on a U.S. trading day, a Portfolio may not be able to dispose of its shares in a timely manner and this could adversely affect the Portfolio’s performance. In addition, same day trading is not permitted on the China A-Shares market, which may inhibit a Portfolio’s ability to enter into or exit trades on a timely basis. PRC regulations require the pre-delivery of cash or securities to a broker before the market opens on the day of selling. If the cash or securities are not in the broker’s possession before the market opens on that day, the sell order will be rejected, which may limit a Portfolio’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Trading through Stock Connect is subject to aggregate and daily investment quota limitations, which may change. Once these quota limitations are reached, buy orders for China A-Shares through Stock Connect will be rejected, which could adversely affect a Portfolio’s ability to pursue its investment strategy. China A-Shares purchased through Stock Connect may only be sold through Stock Connect and are not otherwise transferrable. Although China A-Shares must be designated as eligible to be traded on Stock Connect, such shares may lose their eligibility at any time, in which case they may be sold but cannot be purchased through Stock Connect. Moreover, since all trades of eligible China A-Shares through Stock Connect must be settled in Renminbi (“RMB”), a Portfolio must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Notably, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares obtained through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
A Portfolio’s China A-Shares are held in an omnibus account and registered in nominee name, with Hong Kong Securities Clearing Company Limited (“HKSCC”), a clearing house operated by HKEX, serving as nominee for the Portfolio. The exact nature and rights of a Portfolio as the beneficial owner of shares through HKSCC as nominee is not well defined under PRC law, and the exact nature and enforcement methods of those rights under PRC law are also unclear. As a result, the title to these shares, or the rights associated with them (i.e., participation in corporate actions, shareholder meetings, etc.) cannot be assured.

Exchange Traded Funds (“ETFs”). ETFs are types of investment companies that may be bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. Most ETFs are investment companies, and therefore, a Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Portfolio’s investments in other investment companies. See “Other Investment Companies.” The Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track. Lack of liquidity in an ETF results in its being more volatile and ETFs have management fees that increase their cost.
Fixed Income Securities.  Certain Portfolios may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody’s Investor Service (“Moody’s”) or its equivalent by any other nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by S&P Global Ratings (“S&P”), a Division of S&P Global Inc., or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium quality and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Subadvisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the Appendix for a description of each rating category and a more complete description of lower-medium quality and lower-quality debt securities and their risks.
The maturity of debt securities may be considered long- (ten-plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.
Lower-Rated, Fixed Income Securities
Certain Portfolios may invest in below investment grade debt securities, which are considered speculative. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.
Lower-rated, fixed income securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividends to shareholders.
A Portfolio may have difficulty disposing of certain lower-rated, fixed income securities because there may be a thin trading market for such securities. The secondary trading market for high-yield securities is generally not as liquid as the secondary market for higher-rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio’s ability to dispose of particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.
Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated, fixed income securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated, fixed income securities are likely to adversely affect a Portfolio’s NAV. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon the default of a portfolio holding or participate in the restructuring of the obligation.
There are risks involved in applying credit ratings as a method for evaluating lower-rated, fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower-rated, fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser or a Subadviser will monitor the issuers of lower-rated, fixed income securities in a Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity stays within the parameters of the Portfolio’s investment policies. The Subadvisers will not necessarily dispose of a portfolio security when its ratings have been changed.
Investments in already defaulted securities pose an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery of a Portfolio’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Portfolio may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Portfolio may be required to liquidate other portfolio securities to satisfy annual distribution obligations of a Portfolio in respect of accrued interest income on securities which are subsequently written off, even though such Portfolio has not received any cash payments of such interest.
Floating Rate Obligations. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offered Rate). The Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.
Foreign Securities. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.
A Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.
Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Portfolio also may be subject to currency exposure independent of its securities positions.
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio’s net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Forward Foreign Currency Exchange Contracts (“Forward Contracts”). Forward Contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. Portfolios may enter into Forward Contracts for various purposes, including, but not limited to, facilitating settlement of foreign currency denominated portfolio transactions, attempting to protect securities and related receivables and payables against changes in future foreign exchange rates, hedging portfolio exposure to benchmark currency allocation, managing exposure to certain foreign currencies or enhancing return. Without limiting the foregoing, a Portfolio may also enter into Forward Contracts for hedging purposes, to seek to increase total return, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which is described below, includes forward foreign exchange transactions (but not bona fide spot foreign exchange transactions) in the definition of “swap” and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and regulated by the Commodity Futures Trading Commission (the “CFTC”). A limited category of forward foreign exchange transactions was excluded from certain of the Dodd-Frank regulations, as permitted thereunder, by the Secretary of the United States Department of the Treasury (“Treasury”) and therefore that class of forward foreign currency contracts as well as bona fide spot foreign exchange transactions will not be subject to full regulation by the CFTC. As a result, a Portfolio may not receive any benefit of CFTC regulation for certain of its trading activities, including certain Forward Contracts.
Each of the Portfolios except the SA DFA Ultra Short Bond Portfolio may invest in Forward Contracts consistent with their respective investment goals and investment strategies. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.
Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.
Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.
Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Portfolio believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation, a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated (“cross-hedged”). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”). In addition, the SA Goldman Sachs Global Bond Portfolio may enter into foreign currency transactions to seek a closer correlation between its overall currency exposures and the currency exposures of its performance benchmark.
The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transaction costs.
At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.
The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.
Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
The portfolio management team for the SA Goldman Sachs Global Bond Portfolio may manage the foreign exchange risk embedded in foreign securities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to increase returns by seeking to take advantage of foreign exchange fluctuations.
Hybrid Instruments. Hybrid instruments, including indexed and structured securities, combine the elements of derivatives, including futures contracts or options, with those of debt, preferred equity or a depository instrument (each, a “Hybrid Instrument” and collectively, “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
Hybrid Instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.
Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.
Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation by the CFTC, (which generally regulates the trading of commodity interests by U.S. persons), the Securities and Exchange Commission (the “SEC”), (which regulates the offer and sale of securities by and to U.S. persons), or any other governmental regulatory authority.
The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of its total assets.
Hybrid Instruments include structured investments, which are securities having a return tied to an underlying index or other security or asset. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolios may invest in classes of Structured Securities that are either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios’ investments in these Structured Securities may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed- or floating-rate of interest equivalent to a high-rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
Illiquid and Restricted Securities. Each of the Portfolios may invest no more than 15% of its net assets, determined as of the date of purchase, in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, certain interest rate swaps, currency swaps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. If at any time the Adviser or Subadviser determines that the value of illiquid securities held by a Portfolio exceeds 15% of its net asset value, the Adviser or Subadviser will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable; a Portfolio may, however, hold any such investments for a substantial period of time. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting the sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of “Rule 144A securities,” as described below).
A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
For example, restricted securities that the Board or Adviser, pursuant to guidelines established by the Board, has determined to be marketable, such as securities eligible for resale pursuant to Rule 144A under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from the Securities Act pursuant to Section 4(a)(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on notice of seven days or less is regarded as a liquid instrument. The Adviser or Subadviser, as the case may be, will monitor the liquidity of such restricted securities subject to the supervision of the Board of the Trust. In reaching liquidity decisions, the Adviser, or Subadviser, as the case may be, will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
Commercial paper issues in which a Portfolio may invest include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Section 4(a)(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The SA DFA Ultra Short Bond Portfolio’s 15% limitation on investments in illiquid securities includes Section 4(a)(2) paper that its Subadviser has not determined to be liquid pursuant to guidelines established by the Trustees. The Board delegated to the Adviser (and the Adviser, in turn, delegated to its Subadviser) the function of making day-to-day determinations of liquidity with respect to Section 4(a)(2) paper, pursuant to guidelines approved by the Board that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.
The staff of the SEC has taken the position that purchased OTC options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.
Income Trust. An income trust is an investment trust that holds income-producing assets and that has issued units that trade like a stock on an exchange. Income trusts attempt to hold assets that will generate a steady flow of income, such as lease payments from an office building. The income is passed on to the unit holders.
Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC that permits a Portfolio to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for a comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.
Inverse Floaters. Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.
IPO Investing. A Portfolio’s purchase of shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time. The effect of IPOs on a Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on the Portfolio’s performance. Companies offering stock in IPOs generally have limited operating histories and purchase of their securities may involve greater investment risk.
Loan Participations and Assignments. Loan participations and assignments include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolios may be treated as a general creditor of the Lender and may not benefit from any setoff between the Lender and the borrower. A Portfolio will acquire Participations only if the Lenders interpositioned between the Portfolio and the borrower are determined by the Subadviser to be creditworthy. When a Portfolio purchase Assignments from Lenders they will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolios as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolios’ ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios’ liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating their NAV.
In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as the Portfolios, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks, and there may be less publicly available information about Loans than about securities. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.
The SA MFS Total Return Portfolio may also purchase or trade other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments that obligate the Portfolio to pay additional cash on a certain date or on demand.
The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.
In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, lenders and purchasers of interests in Loans, such as the Portfolios, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the Loan agreement itself, and common-law fraud protections under applicable state law.
Master Limited Partnerships (“MLPs”). Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Portfolio if it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or the oil and gas industries.
Mortgage-Backed Securities. Mortgage-backed securities include investments in mortgage-related securities, including certain U.S. government securities such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”) certificates (as defined below), and private mortgage-related securities which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, fifteen-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.
The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.
Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.
The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:
GNMA Certificates (“GNMA Certificates”). GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.
GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans Administration . The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.
The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.
FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.
GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.
FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.
Although the U.S. government has provided financial support to FHLMC and FNMA, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
Other types of mortgage-backed securities include:
Conventional Mortgage Pass-Through Securities (“Conventional Mortgage Pass-Throughs”) represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loan associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For U.S. federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits (“REMICs”) and, in either case, are generally not subject to any significant amount of U.S. federal income tax at the entity level.
The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.
Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.
Collateralized Mortgage Obligations (“CMOs”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.
Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs, which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.
Stripped Mortgage-Backed Securities (“SMBS”). SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal-only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest-only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio’s yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio’s NAV. Only U.S. government interest-only and principal-only securities backed by fixed rate mortgages and determined to be liquid under guidelines and standards established by the Board may be considered liquid securities not subject to a Portfolio’s limitation on investments in illiquid securities.
Municipal Bonds. Fixed income securities include, among other things, municipal bonds that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from U.S. federal income tax (“Municipal Bonds”). Municipal Bonds include debt securities that pay interest income, which is subject to the alternative minimum tax. A Portfolio may invest in Municipal Bonds whose issuers pay interest on the Municipal Bonds from revenues from projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. Municipal Bonds include residual interest bonds, which are bonds created by dividing the income stream of an underlying municipal bond in two parts, a variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to thirty-five days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.
Newly Developed Securities. Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.
Non-Diversified Status. The Global Bond, SA Janus Focused Growth and Real Estate Portfolios are considered “non-diversified” investment companies. As a result, under the 1940 Act, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios still have to meet quarterly diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”), in order to qualify as regulated investment companies. As a result of the Code’s diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.
Options and Futures. Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc., at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes. Portfolios may also use Options and Futures for other purposes, including, without limitation, to facilitate trading, to increase or decrease a Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income.
Options may be traded on a national securities exchange or in the OTC market. Risks to the Portfolios of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.
Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security. A Portfolio may only write call options up to 25% of its total assets, except for the SA JPMorgan MFS Core Bond Portfolio and the SA PIMCO VCP Tactical Balanced Portfolio, both of which have no limitation.
A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income for a

Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
The following is more detailed information concerning options, futures and options on futures:
Options on Securities. When a Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.
To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.
When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.
A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.
A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.
When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).
Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.
When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.
The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is provided only during the life of the spread option.
Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.
As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.
In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase. A Portfolio may also use options on foreign currencies for various purposes, including, without limitation, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise a Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies that it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.
Options on Securities Indices. Puts and calls on broad-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures (as defined below). When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.
The use of options would subject a Portfolio to certain risks. The Subadviser’s predictions of movements in the direction of the securities markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio’s NAV or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if the option had not been used. Other risks of using options include contractions and unexpected movements in the prices of the securities included in the indices underlying the options.
Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded OTC and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded OTC, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the illiquidity ceiling. A Portfolio that may enter into yield curve options transactions will cover such transactions as described above.
Reset Options. Reset options are options on U.S. Treasury securities that provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Portfolio is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium that would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Portfolio purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.
Futures. Certain of the Portfolios may enter into futures contracts for various purposes including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or rates to manage duration and yield curve positioning, or to enhance income or total return. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. Government securities (together, “Futures”) are used primarily for hedging purposes from time to time for return enhancement. Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the “futures broker”). As the Future is marked to market to reflect changes in its market value, subsequent margin payments, known as “variation margin,” are made or received by the Portfolio as a result of changes in the value of the contract and /or changes in the value of the initial margin requirement. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.
The primary risk to the Portfolios of entering into Futures is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying securities. Futures involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. There may not always be a liquid secondary market for a Future and, as a result, a Portfolio may be unable to close out its contracts at a time that is advantageous. In addition, if a Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times.
Interest rate futures contracts are purchased or sold generally to manage duration and yield curve positioning and for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed income securities, as well as for other purposes. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.
Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.
The SA VCP Dynamic Allocation Portfolio and the SA VCP Dynamic Strategy Portfolio may also invest the Overlay Component in stock index futures, among other equity derivative instruments, to manage the Portfolio’s volatility from its equity exposure. Through the use of index futures, the Subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100% of the Portfolio’s assets.
The SA Invesco VCP Equity-Income Portfolio, the SA BlackRock VCP Global Multi Asset Portfolio, the SA Schroders VCP Global Allocation Portfolio and the SA T. Rowe Price VCP Balanced Portfolio invest in exchange-traded futures contracts to manage the volatility of the Portfolios. The SA Invesco VCP Equity-Income Portfolio will generally use S&P 500 Futures contracts and interest rate Futures to lower the Portfolio’s expected volatility level. The SA BlackRock VCP Global Multi Asset Portfolio, the SA Schroders VCP Global Allocation Portfolio and the SA T. Rowe Price VCP Balanced Portfolio may use, as applicable, equity index Futures and/or fixed-income Futures to lower the Portfolios’ expected volatility level. A Portfolio may invest in other types of Futures and in options to hedge or mitigate risks.
T. Rowe Price may invest the Overlay Component of the SA VCP Index Allocation Portfolio in equity index and fixed income Futures to manage the Portfolio’s expected volatility level.  Through the use of Futures, T. Rowe Price may adjust the SA VCP Index Allocation Portfolio’s net equity exposure down to a minimum of 20% or up to a maximum of 100% of the Portfolio’s assets.
Each Subadviser may increase or decrease the net equity exposure or common stock exposure, as applicable, of the SA PIMCO VCP Tactical Balanced Portfolio, the SA BlackRock VCP Global Multi Asset Portfolio, the SA Schroders VCP Global Allocation Portfolio and the SA T. Rowe Price VCP Balanced Portfolio to manage its respective Portfolio’s volatility. In more volatile market environments, a Subadviser may use derivatives, such as Futures contracts and equity index swaps, as applicable, to manage the Portfolio’s volatility of returns from its equity exposure. The Subadviser of the SA PIMCO VCP Tactical Balanced Portfolio may adjust the Portfolio’s net equity exposure down to a minimum of 25% or increase it to a maximum of 80% of the Portfolio’s net assets.
Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates. As another example, the SA Goldman Sachs Global Bond Portfolio may enter into futures transactions to seek a closer correlation between its overall currency exposures and its performance benchmark.
Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.
Options on Futures. Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on Futures positions, a Portfolio’s losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.
A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.
Limitations on entering into Futures Contracts and Options on Futures. Transactions in options on Futures by a Portfolio are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Commodity Exchange Act Regulation. Each Portfolio (other than the SA Schroders VCP Global Allocation and SA PIMCO VCP Tactical Balanced Portfolios) is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolio under the CEA. As a result, each Portfolio is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, no Portfolio may market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.
With respect to the SA Schroders VCP Global Allocation and SA PIMCO VCP Tactical Balanced Portfolios, each Portfolio is deemed to be a “commodity pool” and SunAmerica is considered a “commodity pool operator” with respect to the Portfolio under the CEA. SunAmerica is therefore subject to dual regulation by the SEC and the CFTC. The regulatory requirements governing the use of commodity futures, options on commodity futures, certain swaps or certain other investments could change at any time.
Other Investment Companies. The Portfolios may invest in securities of other investment companies (including ETFs) subject to statutory limitations prescribed by the 1940 Act. ETFs are a widely used type of other investment company. These limitations include a prohibition on a Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Portfolio is subject to the above investment restrictions unless the Portfolio has received an order for exemptive relief from the SEC that is applicable to the Portfolio, and the Portfolio takes appropriate steps to comply with any conditions in such order. The SEC has issued an exemptive order to the Trust, which permits certain Portfolios to invest in ETFs and other investment companies beyond the limitations in the 1940 Act, subject to certain terms and conditions. In addition, certain ETFs also have similar exemptive orders. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. See also “Exchange Traded Funds.” Under normal conditions, each of the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio invests approximately 70% to 90% of its assets in the securities of other investment companies.
Partnership Securities. The SA T. Rowe Price VCP Balanced Portfolio may invest in securities issued by publicly traded partnerships or MLPs (together referred to as “PTPs/MLPs”) publicly traded on stock exchanges or markets in the United States such as the New York Stock Exchange (“NYSE”) and NASDAQ.
These entities are various forms of partnerships or limited liability companies that elect to be taxed as partnerships for U.S. federal income tax purposes. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as the Portfolio if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
Risks involved with investing in PTPs/MLPs include, among other things, risks associated with the (i) partnership structure itself and (ii) specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as “pass-through” entities for tax purposes, they do not ordinarily pay income tax, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). See also “Master Limited Partnerships (”MLPs“).”
Real Estate Investment Trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the REIT securities in the Portfolio’s portfolio. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management. REITs may be leveraged, which increases risk.
Recent Market Events. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets, including keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. The withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, a Portfolio may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Whether or not a Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.
Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser or a Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See “Investment Restrictions.”
Roll Transactions. Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.
Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Adviser’s or Subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments that generally affect that sector.
Securities Lending. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1⁄3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio and are at all times secured by cash, U.S. government securities or certain bank letters of credit. In lending its portfolio securities, a Portfolio receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which, in the case of cash collateral, will be invested in short-term highly liquid obligations. The market value of loaned securities is monitored daily and the borrower is required to deposit additional collateral whenever the market value of the loaned securities rises or the value of the non-cash collateral declines. A borrower is not required to deposit additional collateral if a loan becomes under-collateralized as a result of declines in the market value of securities in which the cash collateral is invested. A loan may be terminated by the borrower on one business day’s notice or by the Portfolio at any time. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. The Portfolio may also suffer losses if the value of the securities in which cash collateral is invested declines. In addition to the fees paid to the lending agent, the Portfolio may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities.
Since voting or consent rights that accompany loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the Adviser determines that the matters involved would have a material effect on the Portfolio’s investment in the securities that are the subject of the loan and that it is feasible to recall the loan on a timely basis.
Each Portfolio except the SA DFA Ultra Short Bond Portfolio may lend securities; however, at the present time no Portfolio engages in securities lending.
Short Sales. Short sales are effected by selling a security that a Portfolio does not own. Certain Portfolios may engage in short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an “appreciated financial position” (e.g., appreciated stock) is generally treated as a sale by the Portfolio for U.S. federal income tax purposes. A Portfolio will generally recognize any gain (but not loss) for U.S. federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales, except for the SA VCP Dynamic Allocation Portfolio, SA VCP Dynamic Strategy Portfolio and SA JPMorgan MFS Core Bond Portfolio, which have no limitation. The SA PineBridge High-Yield Bond Portfolio, SA VCP Dynamic Allocation Portfolio, SA VCP Dynamic Strategy Portfolio, SA PIMCO VCP Tactical Balanced Portfolio, and SA JPMorgan MFS Core Bond Portfolio may also engage in short sales that are not “against the box.” In such a short transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete the short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. Until a Portfolio replaces a borrowed security, the Portfolio will segregate, and maintain daily, cash or other liquid securities, at such a level that the amount segregated plus the amount deposited as collateral will equal the current value of the security sold short. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.
Short-Term Investments. Short-term investments, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when the Adviser or Subadviser is unable to locate favorable investment opportunities; or (c) temporary defensive purposes. Although each Portfolio may invest in short-term investments, the Ultra Short Bond Portfolio invests principally in short-term investments. Common short-term investments include, but are not limited to:
Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.
Commercial Bank Obligations. Commercial bank obligations are certificates of deposit (“CDs”) (interest-bearing time deposits issued by domestic banks, foreign branches of domestic banks, U.S. branches of foreign banks and non-U.S. branches of foreign banks), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank or by a non-U.S. branch of a foreign bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks. The SA DFA Ultra Short Bond Portfolio may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the SA DFA Ultra Short Bond Portfolio is fully insured by the Federal Deposit Insurance Corporation (“FDIC”).

Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations for a definite period of time and earning a specified return. The SA DFA Ultra Short Bond Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the SA DFA Ultra Short Bond Portfolio is fully insured by the FDIC.
Commercial Paper. Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies, including variable amount master demand notes and floating rate or variable rate notes.
Extendible Commercial Notes (“ECNs”). ECNs are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time.
Variable Amount Master Demand Notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market for such obligations. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. In connection with variable amount master demand note arrangements, the Adviser or a Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser or A Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.
Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period.
U.S. Government Securities. Debt securities maturing generally within 12 months of the date of purchase and include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.
Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest, and with selected banks and securities dealers whose financial condition is monitored by the Adviser or a Subadviser, subject to the guidance of the Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Adviser or a Subadviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio’s use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.
Special Situations. As described in the Prospectus, certain Portfolios may invest in “special situations.” A special situation arises when, in the opinion of a Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment goals and strategies and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.
Standby Commitments. Standby commitment agreements are similar to put options that commit the Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether the security ultimately is issued. The Portfolio may enter into standby commitment agreements to enhance the liquidity of portfolio securities, but only when the issuers of the commitment agreements present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying security to a third party at any time. The Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser or A Subadviser may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
Swaps.  Basis Swap. A basis swap is an interest rate swap where two floating-rate securities are exchanged between parties. In these swaps, the floating rates are based on two different rate sources (e.g., 1-month USD T-bill for 1-month USD Libor).
Credit Default Swaps, Inflation Swaps, Total Return Swaps, Interest-Rate Swaps, Currency Swaps, Options on Swaps and Interest-Rate Caps, Floors and Collars. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. Interest-rate swaps are either individually negotiated, or certain swaps are standardized and must be executed on an electronic trading facility or exchange and centrally cleared. However, in each case, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. The Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make, if any. If the other party to an interest-rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. To the extent interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated or, if centrally cleared, are correlated to the Portfolios’ investment positions, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.
The Portfolios, other than the SA Federated Corporate Bond Portfolio, SA JPMorgan MFS Core Bond Portfolio and the SA PIMCO VCP Tactical Balanced Portfolio, will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Fitch Ratings, Inc. (“Fitch”) or Aa or P-1 or better by Moody’s, or is determined to be of equivalent quality by the applicable Subadviser. The SA Federated Corporate Bond Portfolio and SA JPMorgan MFS Core Bond Portfolio have the ability to enter into swaps and swap-related transactions (such as caps and floors) if the unsecured commercial paper, senior debt, or the claims-paying ability of the other party thereto is rated A or better by S&P, Fitch or Moody’s, or if unrated, are determined by the Subadviser to be of comparable quality.

Currently, the SA Goldman Sachs Global Bond Portfolio may invest up to 5% of its net assets in credit default swaps, currency swaps and option on swaps. The Corporate Bond Portfolio may invest up to 5% in credit default swaps and up to 10% of net assets for all other derivatives, including currency swaps, total return swaps, interest rate swaps, caps, floors and collars.
Credit Default Swaps. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash-settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally receives the difference in value between the full notional value of the swap and the value of an equal face amount of deliverable obligations of the reference entity based on a settlement mechanic operated by ISDA. As a seller, a Portfolio generally receives an upfront payment or a fixed-rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the settlement amount of the swap.
Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by the Adviser/Subadviser, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by the Adviser/Subadviser, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss.
For purposes of applying the Portfolios’ investment policies and restrictions (as stated in the Prospectus and this SAI), swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, in applying certain of the Portfolios’ investment policies and restrictions, the Portfolio will value the credit default swap at its notional amount or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolios’ other investment policies and restrictions. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Credit default swap agreements on credit indices (“CDXs”) are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which a Portfolio is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in other derivative instruments.
Cross-Currency Swap. A cross-currency swap is an interest rate swap agreement where the two instruments are denominated in two different currencies. Each agreement comprises both long and short exposures based on the reference legs of the swap. Cross-currency swaps are always long one currency and short another (non-base) currency simultaneously.
Currency Swaps. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. A “swaption” is an option to enter into a swap agreement (“Swaption”). Like other types of options, the buyer of a Swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a Swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.
Equity Swaps Agreements. Certain Portfolios may enter into equity swap agreements (“equity swaps”) for various purposes, including to hedge exposure to market risk or to gain exposure to a security or market index. Equity swaps, a type of total return swap, are contracts that are typically entered into for the purpose of investing in a security or index without owning or taking physical custody of securities. The counterparty to an equity swap on a broad based index, as is the case with substantially all swaps, will typically be a registered swap dealer whereas the counterparty to a swap on a single name or narrow index will usually be a bank or broker/dealer. Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or other liquid securities in an amount having an aggregate NAV at least equal to the accrued excess of the Portfolio’s obligations over its entitlements with respect to each equity swap.
Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index (“CPI”), over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. A Portfolio intends to utilize inflation swap agreements where there is no exchange of cash payments until the maturity of the swap. These are sometimes called zero coupon inflation swaps. Inflation swap agreements may be used to protect the net asset value of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index.
Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio. The value of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swaps, discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders. The SA Boston Company Capital Growth Portfolio may invest up to 15% of its net assets (together with other illiquid securities) in all Structured Securities not deemed to be liquid and swap transactions.
Options on Swaps. Certain Portfolios may enter into Swaptions. A Swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a Swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a Swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.
Mortgage Swaps. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.
Total Return Swaps. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.
U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.
U.S. Treasury Inflation Protection Securities. U.S. Treasury inflation protection securities are issued by the Treasury with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). The value of the principal is adjusted for inflation, and the securities pay interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.
The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.
Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) or TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. Separate Trading of Registered Interest and Principal of Securities components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.
Value Investing. A Portfolio’s emphasis on securities believed to be under-valued by the market may use a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to undertake exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Portfolio or that the Portfolio will achieve its investment goal.
When a Portfolio buys securities of companies emerging from bankruptcy, it may encounter risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for a Portfolio to sell the securities or to value them based on actual trades.
Warrants and Rights. Warrants and rights give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.
When-Issued, Delayed-Delivery and Forward Commitment Securities. Each Portfolio may purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Portfolios will generally purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolios may dispose of or negotiate a commitment after entering into it. The Portfolios may realize capital gains or losses in connection with these transactions. Each Portfolio is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Portfolio’s obligations are otherwise covered. Alternatively, each Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Zero Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. The higher yield and interest rates on PIK bonds reflects a payment deferral and increased credit risk associated with such instruments and that such investments may represent a significantly higher credit risk than coupon loans. PIK bonds may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. PIK interest has the effect of increasing the assets under management and, thereby, increasing the management fees at a compounding rate. In addition, the deferral of PIK interest also reduces the loan to value ratio at a compounding rate.
These investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and that, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio’s distribution obligations.
SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE
The Trust’s custodian, State Street Bank and Trust Company (“State Street”), or a securities depository acting for the custodian, will act as each Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio’s entering into a closing transaction.
An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio’s NAV being more sensitive to changes in the value of the underlying investments.
Transactions in options by a Portfolio are subject to limitations established by each of the exchanges and, in some cases, the CFTC governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, a Portfolio is required to segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis.
Dodd-Frank, enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives, such as OTC foreign currency transactions (other than a limited category of exempted trades), interest rate swaps, Swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that a Portfolio may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of derivatives be executed through regulated markets or facilities, and/or be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain derivatives must be cleared and traded through a regulated market or facility and will impose these requirements on additional derivatives in the future). OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC. OTC derivatives intermediaries typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. These requirements may increase the amount of collateral a Portfolio is required to provide and the costs associated with OTC derivatives transactions. Derivatives intermediaries also are required, for cleared derivatives, to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations. With respect to swaps, regulations are now in effect that require derivatives dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC derivatives with a Portfolio. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. The additional requirements for posting of initial margin in connection with OTC derivatives will be phased-in through 2020. In addition, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Portfolio’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements. The implementation of these requirements with respect to derivatives, along with additional regulations under Dodd-Frank regarding clearing, mandatory trading and reporting of derivatives, may increase the costs and risks to a Portfolio of trading in these instruments and, as a result, may affect returns to investors in the Portfolio.
As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Portfolio will not face a clearinghouse directly but rather through an OTC derivatives intermediary that is registered with the CFTC or SEC to act as a clearing member. The Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.
The SEC and CFTC also have required, or may in the future require, a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has not yet implemented clearing or trade execution requirements on the OTC derivatives that they regulate. Such requirements may make it more difficult and costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivatives dealers are currently required to register with the CFTC and will ultimately be required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivatives dealers, which costs may be passed along to the Portfolios as market changes continue to be implemented. The overall impact of Dodd-Frank on the Portfolios remains highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.
In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. In December 2016, the CFTC reproposed new rules regarding speculative position limits, replacing a prior proposal from November 2013. These rules, if adopted in substantially the same form, will impose position limits on certain futures and options on futures contracts, as well as physical commodity swaps that are “economically equivalent” to such contracts. A Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Portfolio.
Asset Coverage for Certain Derivative Transactions. The Portfolios will comply with guidelines established by the SEC with respect to coverage of certain derivative transactions. These guidelines may, in certain instances, require segregation by a Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. With respect to futures and forward contracts that are not contractually required to “cash-settle,” for example, a Portfolio covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures and forward contracts that are contractually required to “cash-settle,” however, a Portfolio sets aside liquid assets in an amount equal to the Portfolio’s daily mark-to-market (net) obligation (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. Segregated assets cannot be sold or transferred unless an equivalent amount of assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.
As another example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies. Each Portfolio’s Subadviser will monitor a Portfolio’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Portfolio’s portfolio investments.
In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio’s investment objectives, legally permissible and adequately disclosed.
Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser’s or Subadviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements.

Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.
If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if a Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.
SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD,
HIGH RISK BONDS AND SECURITIES RATINGS
High-Yield, High Risk Bonds may present certain risks, which are discussed below:
•	Sensitivity to Interest Rate and Economic Changes—High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio’s NAV.
•	Payment Expectations—High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.
•	Liquidity and Valuation—There may be little trading in the secondary market for particular bonds, which may adversely affect a Portfolio’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investments, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.
The Adviser or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, a Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.
The following are additional restrictions and/or requirements or restate previous information disclosed elsewhere in the Prospectus and/or this SAI concerning the Portfolios’ investments in high-yield, high risk bonds:
•	The SA Federated Corporate Bond Portfolio will generally invest in debt securities and preferred stocks rated below investment grade only to the extent that the Subadviser believes that lower credit quality of such securities is offset by more attractive yields, and only up to 35% of net assets. There is no limit with respect to the rating categories for securities in which the Portfolio may invest.
•	All securities purchased by the SA Goldman Sachs Global Bond Portfolio will be rated, at the time of purchase, at least BBB- by a NRSRO or, if unrated, will be determined by the Adviser or Subadviser to be of comparable quality. However, at least 10% of the Portfolio’s total assets will be invested in securities having a rating from an NRSRO of AAA or Aaa at the time of purchase (as long as the overall credit quality of the Portfolio does not fall below a rating of A). In addition, the Portfolio may invest a maximum of 10% of net assets in securities rated below investment grade, which would include corporate high-yield, emerging market debt and other securities (including CoCos in an amount up to 5% of its net assets). Unrated securities will be determined by the Adviser or Subadviser to be of comparable quality. The debt securities in which the Portfolio will invest may have fixed, variable or floating interest rates. If a security satisfies the Portfolio’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Portfolio will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Portfolio to be lower than that stated in the Prospectus. Furthermore, during this period, the Subadviser will only buy securities at or above the Portfolio’s average rating requirement.
•	The SA PineBridge High-Yield Bond Portfolio may invest without limitation in bonds rated as low as Ca by Moody’s or C by S&P (or unrated but considered by its Subadviser of equivalent quality). In addition, the Portfolio may invest up to 10% of its total assets in bonds rated C by Moody’s or D by S&P.
•	The SA JPMorgan Diversified Balanced Portfolio may invest up to 15% of its total assets (measured at the time of investment) in securities rated below BBB by S&P or Baa3 by Moody’s.
•	The SA MFS Total Return Portfolio may invest in fixed income securities rated Baa by Moody’s or BBB by S&P or Fitch and comparable unrated securities. The Portfolio may also invest up to 10% in securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch and comparable unrated securities (“junk bonds”).
•	The SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio normally do not expect to have more than 5% of total assets allocated to Underlying Portfolios investing primarily in high-yield, high risk bonds.
•	The SA Oppenheimer Main Street Large Cap Portfolio may invest in convertible securities without regard to their rating. The nonconvertible fixed income securities in which the SA Oppenheimer Main Street Large Cap Portfolio may invest must be rated, at the time of purchase, BBB or better by S&P, Baa by Moody’s or BBB by Fitch. If a security loses its rating or has its rating reduced after the Portfolio has purchased it, the Portfolio is not required to sell the security, but will consider doing so.
•	The SA AB Growth and SA WellsCap Fundamental Growth Portfolios may invest up to 10% in convertible securities rated below BBB by S&P or Baa by Moody’s or be determined by the Subadviser to be of comparable quality (i.e., junk bonds).
•	The SA Fidelity Institutional AMSM Real Estate Portfolio may not invest more than 5% of its total assets in junk bonds.
•	The SA Franklin Small Company Value Portfolio and SA AB Small & Mid Cap Value Portfolio may invest up to 5% of its net assets in less than investment grade debt obligations.
•	The SA MFS Telecom Utility Portfolio may invest up to 20% of its net assets in less than investment grade debt obligations.
•	The SA Templeton Foreign Value Portfolio may invest up to 5% of its net assets in less than investment grade debt obligations.
•	The SA JPMorgan Mid-Cap Growth Portfolio may invest up to 10% of its net assets in nonconvertible fixed income securities rated Baa or lower by Moody’s or BBB or lower by S&P or Fitch and comparable unrated securities.
•	The SA Putnam International Growth and Income Portfolio may invest up to 20% of its total assets in bonds rated as low as C by Moody’s or S&P, or unrated bonds that the Subadviser determines to be of comparable quality.
•	The SA JPMorgan Emerging Markets Portfolio may invest in both higher-rated and lower-rated fixed income securities and is not subject to any restrictions based on credit rating.
•	The SA WellsCap Aggressive Growth, SA Legg Mason BW Large Cap Value, SA Dogs of Wall Street, SA Large Cap Index, SA JPMorgan Global Equities, SA JPMorgan Equity-Income, SA Morgan Stanley International Equities, SA MFS Massachusetts Investors Trust and SA Columbia Technology Portfolios may not invest in junk bonds.
•	The fixed income component of the SA PIMCO VCP Tactical Balanced Portfolio may invest up to 5% of the Portfolio’s total assets in junk bonds rated CCC or higher by Moody’s or equivalently rated by Standard & Poor’s or Fitch, or if unrated, determined by the Subadviser to be of comparable quality.
•	Each of the SA BlackRock VCP Global Multi Asset Portfolio, SA Schroders VCP Global Allocation Portfolio and SA T. Rowe Price VCP Balanced Portfolio may invest up to 10% of its net assets in high-yield debt securities.
Ratings may include additional modifiers, such as plus (+) or minus (-), or numeric modifiers, as applicable, to the nationally recognized rating organization.
U.S. Corporate High-Yield Fixed Income Securities offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants, and Portfolios may invest up to 10% of their total assets in equity features, such as conversion rights or warrants, subject to the following:
•	The SA PineBridge High-Yield Bond and SA JPMorgan MFS Core Bond Portfolios may invest up to 10% of their total assets in equity securities other than preferred stock (e.g., common stock, warrants and rights and limited partnership interests).
•	The SA Federated Corporate Bond Portfolio may hold up to 5% of its total assets in equity securities received in connection with fixed income securities owned by the Portfolio.
•	The SA DFA Ultra Short Bond, SA Goldman Sachs Global Bond, SA Large Cap Index, SA Legg Mason BW Large Cap Value, SA Dogs of Wall Street and SA JPMorgan Global Equities Portfolios may not invest in warrants.
•	The SA DFA Ultra Short Bond, SA Goldman Sachs Global Bond, SA Large Cap Index, SA JPMorgan Equity-Income, SA Legg Mason BW Large Cap Value, SA Dogs of Wall Street and SA AB Growth Portfolios may not invest in rights.
•	The SA Invesco VCP Equity-Income Portfolio has no limit on the amounts it may invest in equity features.
The Portfolios, other than the SA JPMorgan MFS Core Bond Portfolio and the SA PIMCO VCP Tactical Balanced Portfolio, may not invest more than 5% of their total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.
SUPPLEMENTAL INFORMATION CONCERNING UTILITY COMPANIES
Certain Risk Factors Affecting Utility Companies. The SA MFS Telecom Utility Portfolio may invest in equity and debt securities of utility companies. There are certain risks and considerations affecting utility companies, and the holders of utility company securities, that an investor should take into account when investing in those securities. Factors that may adversely affect utility companies include: difficulty in financing large construction programs during inflationary periods; technological innovations that may cause existing plants, equipment, or products to become less competitive or obsolete; the impact of natural or man-made disasters (especially on regional utilities); increased costs or reductions in production due to the unavailability of appropriate types of fuels; seasonally or occasionally reduced availability or higher cost of natural gas; and reduced demand due to energy conservation among consumers. These revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. Furthermore, utility securities tend to be interest rate sensitive.
In addition, most utility companies in the United States and in foreign countries are subject to government regulation. Generally, the purpose of such regulation is to ensure desirable levels of service and adequate capacity to meet public demand. To this end, prices are often regulated to enable consumers to obtain service at what is perceived to be a fair price, while attempting to provide utility companies with a rate of return sufficient to attract capital investment necessary for continued operation and necessary growth. Utility regulators permit utilities to diversify outside of their original geographic regions and their traditional lines of business. While the Subadviser believes that these opportunities will permit certain utility companies to earn more than their traditional regulated rates of return, other companies may be forced to defend their core business and may be less profitable. Of course, there can be no assurance that the regulatory policies described in this paragraph will continue in the future.
In addition to the effects of regulation described in the previous paragraph, utility companies may also be adversely affected by the following regulatory considerations: (i) the development and implementation of a national energy policy; (ii) the differences between regulatory policies of different jurisdictions (or different regulators that have concurrent jurisdiction); (iii) shifts in regulatory policies; (iv) adequacy of rate increases; (v) future regulatory legislation; and (vi) the potential effects of a deregulated environment.
Foreign utility companies may encounter different risks and opportunities than those located in the United States. Foreign utility companies may be more heavily regulated than their United States counterparts. Many foreign utility companies currently use fuels that cause more pollution than fuels used by United States utilities. In the future, it may be necessary for such foreign utility companies to invest heavily in pollution control equipment or otherwise meet pollution restrictions. Rapid growth in certain foreign economies may encourage the growth of utility industries in those countries.
In addition to the foregoing considerations, which affect most utility companies, there are specific considerations that affect specific utility industries:
Electric. The electric utility industry is composed of companies engaged in the generation, transmission, and sale of electric energy. Electric utility companies may be affected either favorably or unfavorably, depending upon the circumstances, by the following: fuel costs; financing costs; size of the region in which sales are made; operating costs; environmental and safety regulations; changes in the regulatory environment; and the length of time needed to complete major construction projects.
In the United States, the construction and operation of nuclear power facilities is subject to a high degree of regulatory oversight by the Nuclear Regulatory Commission and state agencies with concurrent jurisdiction. In addition, the design, construction, licensing, and operation of nuclear power facilities are often subject to lengthy delays and unanticipated costs due to changes in regulatory policy, regional political actions, and lawsuits. Furthermore, during rate authorizations, utility regulators may disallow the inclusion in electric rates of the higher operating costs and expenditures resulting from these delays and unanticipated costs, including the costs of a nuclear facility that a utility company may never be able to use.
Telecommunications. The telephone industry is large and highly concentrated. The greatest portion of this segment is comprised of companies that distribute telephone services and provide access to the telephone networks. While many telephone companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry.
Cable television companies are typically local monopolies, subject to scrutiny by both utility regulators and municipal governments. Emerging technologies and legislation encouraging local competition are combining to threaten these monopolies and may slow future growth rates of these companies. The radio telecommunications segment of this industry, including cellular telephone, is in its early developmental phase and is characterized by emerging, rapidly growing companies.
Gas. Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. While gas utility companies have in the recent past been adversely affected by disruptions in the oil industry, increased concentration, and increased competition, the Subadviser believes that environmental considerations should benefit the gas industry in the future.
Water. Water utility companies purify, distribute, and sell water. This industry is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth. The Subadviser believes that favorable investment opportunities may result if anticipated consolidation and foreign participation in this industry occurs.
SUPPLEMENTAL INFORMATION ABOUT INDEX AND PASSIVELY MANAGED FUNDS
The SA Dogs of Wall Street Portfolio, which employs a buy and hold strategy based on the selection criteria described in its Prospectus, will not purchase AIG stock even though such stock may from time to time be eligible for selection as one of the Portfolio’s 30 stocks.
The investment goal of the SA Emerging Markets Equity Index Portfolio is investment results that correspond with the performance of the stocks included in the MSCI Emerging Markets Index. The MSCI Emerging Markets Index provides investors with a benchmark for companies in emerging markets around the world The index consists of 24 countries representing 10% of world market capitalization. The Index includes a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 24 countries.
The Investment goal of the SA Fixed Income Index Portfolio is investment results that correspond with the performance of the securities included in the Bloomberg Barclays US Government/Credit Index (the “Government/Credit Index”). The Government/Credit Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-income Treasuries, government-related and corporate securities that have a remaining maturity of greater than one year.
The investment goal of the SA Fixed Income Intermediate Index Portfolio is investment results that correspond with the performance of the securities included in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (the “Index”). The Index is a broad-based, fixed income index that measures the performance of U.S. dollar-denominated Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.
The investment goal of the SA International Index Portfolio is investment results that correspond with the performance of the stocks included in the MSCI EAFE Index (the “EAFE Index”). The EAFE Index measures the performance of mid- and large-capitalization equity securities in European, Australasian and Far Eastern markets.

The investment goal of the SA Large Cap Growth Index Portfolio is investment results that correspond with the performance of the securities included in the S&P 500® Growth Index. The S&P 500® Growth Index is the growth segment of the S&P 500® Index, widely regarded as the best single gauge of large-cap U.S. equities. The growth segment is determined using three factors: sales growth, the ration of earnings change to price, and momentum.
The investment goal of the SA Large Cap Index Portfolio is investment results that correspond with the performance of the stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”). The S&P 500 Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The SA Large Cap Index Portfolio may trade in AIG stock if such stock is represented in the S&P 500 Index.
The investment goal of the SA Large Cap Value Index Portfolio is investment results that correspond with the performance of the stocks included in the S&P 500® Value Index. The S&P 500® Value Index is the value segment of the S&P 500® Index. The value segment is determined using three factors: the ratios of book value, earnings and sales to price.
The investment goal of the SA Mid Cap Index Portfolio is investment results that correspond with the performance of the stocks included in the S&P MidCap 400® Index. The S&P MidCap 400® Index measures the performance of mid-sized companies in the U.S. equity market.
The investment goal of the SA Small Cap Index Portfolio is investment results that correspond with the performance of the stocks included in the Russell 2000® Index. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and represents approximately 10% of the total market capitalization of that index.
INVESTMENT RESTRICTIONS
The Trust, on behalf of each Portfolio, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of its outstanding voting securities. A majority of the outstanding voting securities is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio.
All percentage limitations expressed in the following investment restrictions are measured at the time of purchase, except with respect to the Portfolios’ borrowing policy.
Fundamental Investment Restrictions Applicable to All Portfolios
Each Portfolio may not:
1.	Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2.	Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3.	Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4.	Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
5.	Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6.	Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The following fundamental investment restriction is applicable to all Portfolios except the SA Columbia Technology Portfolio, the SA DFA Ultra Short Bond Portfolio, the SA Dogs of Wall Street Portfolio, the SA Emerging Markets Equity Index Portfolio, the SA Fixed Income Index Portfolio, the SA Fixed Income Intermediate Index Portfolio, the SA International Index Portfolio, SA Mid Cap Index Portfolio, the SA MFS Telecom Utility Portfolio, the SA Large Cap Growth Index Portfolio, the SA Large Cap Value Index Portfolio, the SA Mid Cap Index Portfolio, the SA Fidelity Institutional AMSM Real Estate Portfolio, and the SA Small Cap Index Portfolio:
7.	Each Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.
The following fundamental investment restriction is applicable to the SA Emerging Markets Equity Index Portfolio, the SA Fixed Income Index Portfolio, the SA Fixed Income Intermediate Index Portfolio, the SA International Index Portfolio, the SA Large Cap Growth Index Portfolio, the SA Large Cap Value Index Portfolio, the SA Mid Cap Index Portfolio and the SA Small Cap Index Portfolio:
8.	Each Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, except to approximately the same extent that its benchmark index is concentrated in one or more particular industries.
The following fundamental investment restriction is applicable to the SA DFA Ultra Short Bond Portfolio:
The SA DFA Ultra Short Bond Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, except that, if deemed advisable, it may invest without limit in obligations of domestic commercial banks.
The following fundamental investment restriction is applicable to each of the SA Dogs of Wall Street Portfolio, the SA Fidelity Institutional AMSM Real Estate Portfolio, the SA Columbia Technology Portfolio and the SA MFS Telecom Utility Portfolio:
Each Portfolio may not purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Portfolio would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Portfolio.
The Portfolios’ fundamental investment restrictions will be interpreted broadly. For example, the restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice. Notwithstanding restriction No. 7 above, since the SA DFA Ultra Short Bond Portfolio does not operate as a money market fund pursuant to Rule 2a-7 under the 1940 Act, it will not concentrate its investments in obligations of domestic commercial banks.
The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.
With respect to fundamental investment restriction number 1 above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction.

With respect to fundamental investment restriction number 2 above, the 1940 Act permits a Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio if it invests in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.
With respect to fundamental investment restriction number 3 above, the 1940 Act permits a Portfolio to make loans within certain limits. The fundamental investment restriction permits a Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. Currently, the Portfolios do not, and do not expect to, engage in the lending of securities. If in the future, a Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.
With respect to fundamental investment restriction number 4, the 1940 Act prohibits a Portfolio from issuing “senior securities,” which are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets, except that a Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Portfolio’s purchases of illiquid securities to 15% of net assets. The restriction will be interpreted to permit a Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a Portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Portfolio’s purchases of illiquid securities to 15% of net assets. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in other investment companies that invest in physical and/or financial commodities.
With respect to fundamental investment restriction number 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (other than private activity municipal debt securities whose principal and interest payments are derived principally from the revenues and the assets of a non-governmental user); and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Portfolios as to how to classify issuers within or among industries. The SA VCP Dynamic Allocation Portfolio and the SA VCP Dynamic Strategy Portfolio do not consider investment companies to be an industry for purposes of this restriction and the investment by a Portfolio in an Underlying Portfolio that concentrates its investments in a particular industry or group of industries will not be considered an investment by the Portfolio in that particular industry or group of industries. The SA Dogs of Wall Street, SA Fidelity Institutional AMSM Real Estate, SA Columbia Technology and SA MFS Telecom Utility Portfolios concentrate in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Portfolio. The SA Dogs of Wall Street Portfolio may concentrate in the securities of issuers in the same industry to the extent such investments would be selected according to stock selection criteria. The SA Fidelity Institutional AMSM Real Estate Portfolio invests in securities of real estate companies. The SA Columbia Technology Portfolio invests in the securities of issuers in the technology industry. The SA MFS Telecom Utility Portfolio invests in securities of utility companies.
Non-Fundamental Investment Restrictions
In addition to the foregoing, the SA DFA Ultra Short Bond Portfolio has adopted the following non-fundamental policies, which may be changed by the Board without shareholder approval. Under these restrictions, the SA DFA Ultra Short Bond Portfolio may not:
a.	Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of the Portfolio’s total assets would be so invested.
b.	Pledge or hypothecate its assets.
c.	Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and SAI, as amended from time to time.
d.	Invest in securities of other investment companies except to the extent permitted by applicable law and the Prospectus and SAI, as amended from time to time.
It is the investment management policy of the Portfolio not to issue senior securities and not to invest in real estate, commodities or commodities contracts.
In addition to the foregoing, SA Fidelity Institutional AMSM Real Estate, the SA AB Growth, SA AB Small & Mid Cap Value, SA Boston Company Capital Growth, SA Columbia Technology, SA Dogs of Wall Street, SA Federated Corporate Bond, SA Franklin Small Company Value, SA Goldman Sachs Global Bond, SA Invesco Growth Opportunities, SA Invesco VCP Equity-Income, SA Janus Focused Growth, SA JPMorgan Diversified Balanced, SA JPMorgan Emerging Markets, SA JPMorgan Equities-Income, SA JPMorgan Global Equities, SA JPMorgan MFS Core Bond, SA JPMorgan Mid-Cap Growth, SA Large Cap Index, SA Legg Mason BW Large Cap Value, SA MFS Blue Chip Growth, SA MFS Massachusetts Investors Trust, SA MFS Telecom Utility, SA MFS Total Return, SA Morgan Stanley International Equities, SA Oppenheimer Main Street Large Cap, SA PIMCO VCP Tactical Balanced, SA PineBridge High-Yield Bond, SA Putnam International Growth and Income, SA Templeton Foreign Value, SA VCP Dynamic Allocation, SA VCP Dynamic Strategy, SA Wells Cap Aggressive Growth and SA Wells Cap Fundamental Growth Portfolios have each adopted the following non-fundamental policies, which may be changed by the Board without shareholder approval. Under these restrictions, the Portfolios may not:
a.	Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio’s net assets would be so invested.
b.	Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and SAI, as amended from time to time.
c.	Other than the SA JPMorgan Emerging Markets Portfolio, pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the SA Federated Corporate Bond, SA JPMorgan Balanced, SA JPMorgan MFS Core

Bond, SA MFS Telecom Utility, SA Oppenheimer Main Street Large Cap, SA PineBridge High-Yield Bond, and SA WellsCap Aggressive Growth Portfolios may pledge assets in reverse repurchase agreements.
d.	Invest in companies for the purpose of exercising control or management.
e.	Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.
f.	Sell securities short except to the extent permitted by applicable law.
g.	Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and SAI, as amended from time to time.
h.	Issue any senior securities except as permitted by the 1940 Act, other than, with respect to SA Franklin Small Company Value and SA Large Cap Index Portfolios, as set forth in fundamental investment restriction number 4 above and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.
Diversification
Each of the Portfolios except the SA Janus Focused Growth Portfolio, SA JPMorgan Global Bond Portfolio and SA Fidelity Institutional AMSM Real Estate Portfolio is currently classified as a diversified fund under the 1940 Act. This means that the Portfolios (other than the SA Janus Focused Growth Portfolio, SA JPMorgan Global Bond Portfolio and SA Fidelity Institutional AMSM Real Estate Portfolio) may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.
Each of the SA Janus Focused Growth Portfolio, SA JPMorgan Global Bond Portfolio and SA Fidelity Institutional AMSM Real Estate Portfolio is currently classified as a non-diversified fund under the 1940 Act. As a result, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios still have to meet quarterly diversification requirements under the Code in order to qualify as regulated investment companies. As a result of the Code’s diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

TRUSTEES AND OFFICERS OF THE TRUST
The following table lists the Trustees and officers of SunAmerica Series Trust, their ages, current position(s) held with SAST, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (as defined below) and other directorships/trusteeships held outside of the Fund Complex. Unless otherwise noted, the address of each executive officer and Trustee is 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367. As mentioned above, Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by AIG Capital Services, Inc. (“ACS” or the “Distributor”) and other affiliates of SunAmerica.
Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
Independent Trustees
Garrett F. Bouton Age: 73	Trustee	2007 – Present	Retired (2003-Present); Managing Director and CEO, Barclays Global Investors (1996-2003).	81	Chairman/Director, The LEGG Company (consulting services) (2006-2010).
Carl D. Covitz Age: 79	Trustee	2001 – Present	Owner and President, Landmark Capital, Inc. (1973-Present).	81	Director, Arden Realty Inc. (real estate) (1995-2006).
Jane Jelenko Age: 69	Trustee	2006 – Present	Retired Partner of KPMG LLP and Managing Director of BearingPoint, Inc. (formerly KPMG Consulting) (2003-Present).	81	Director, Countrywide Bank (banking) (2003-2008); and Director, Cathay General Bancorp and Cathay Bank (banking) (2012-Present).
Gilbert T. Ray Age: 73	Trustee	2001 – Present	Retired Partner, O’Melveny & Myers LLP (law firm) (2000-Present).	81	Director, Advance Auto Parts, Inc. (retail-auto & home supply stores) (2002-Present); Director, Watson, Wyatt Worldwide (services– management consulting services) (2000-2009); Director, DineEquity (services– restaurant) (2004-Present); Director, Diamond Rock Hospitality (financial– real estate) (2005-Present); Director, Towers Watson & Co. (services– management consulting services) (2010-Present).
Allan L. Sher Age: 86	Trustee	1997 – Present	Retired, Brokerage Executive (1992-Present).	81	Director, Bowl America Incorporated (1997-Present).
Bruce G. Willison Age: 69	Trustee and Chairman	2001 – Present	Professor of Management, Anderson School at UCLA (1999-2011); Dean, Anderson School at UCLA (1999-2005); co-founder, Grandpoint Capital, Inc. (2009-2010).	81	Director, Grandpoint Bank (banking) (2011-Present); Director, Indy Mac Bancorp (banking) (2003-2008); Director, Move, Inc. (internet real estate site) (2003-Present); Director, Health Net, Inc. (health insurance plan) (2000-2016).

Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
Interested Trustee
Peter A. Harbeck* Age: 64	Trustee	2014 – Present	President, CEO and Director, SunAmerica (1995-Present); Director, ACS (1993-Present) Chairman, Advisor Group, Inc. (2004-2016).	158	None

[1]	Trustees serve until their successors are duly elected and qualified.
[2]	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the SunAmerica Income Funds (3 funds); SunAmerica Money Market Funds, Inc. (“SAMMF”) (1 fund); SunAmerica Equity Funds (“SAEF”) (2 funds); SunAmerica Series, Inc. (“SunAmerica Series”) (6 portfolios); SunAmerica Specialty Series (“Specialty Series”) (7 funds); Anchor Series Trust (“AST”) (8 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund); VALIC Co. I (34 funds); VALIC Co. II (15 funds); SunAmerica Series Trust (“SAST”) (61 portfolios); and Seasons Series Trust (“SST”) (20 portfolios).
[3]	Number includes SunAmerica Series Trust (61 portfolios) and Seasons Series Trust (20 portfolios).
[4]	Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.
*	Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SunAmerica and is a Director of ACS.

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
John T. Genoy Age: 49	President	2007 – Present	Chief Financial Officer and Director, SunAmerica (2002-Present); Senior Vice President, SunAmerica (2003-Present); Chief Operating Officer, SunAmerica (2006-Present).
Gregory R. Kingston Age: 52	Treasurer	2014 – Present	Vice President, SunAmerica (2001-Present); Head of Mutual Fund Administration, SunAmerica (2014-Present).
Christopher C. Joe Age: 49	Chief Compliance Officer	2017 – Present	Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2017-Present); Chief Compliance Officer, VALIC Retirement Services Company (2017-Present); Chief Compliance Officer, Invesco PowerShares (2012-2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco Ltd. (2006-2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014-2015).
Gregory N. Bressler Age: 51	Vice President and Assistant Secretary	2005 – Present	Senior Vice President and General Counsel, SunAmerica (2005-Present).
Kathleen D. Fuentes Age: 49	Chief Legal Officer, Vice President and Secretary	2015 – Present	Vice President and Deputy General Counsel, SunAmerica (2006-Present).
Shawn Parry Age: 45	Vice President and Assistant Treasurer	2014 – Present	Vice President, SunAmerica (2014-Present); Assistant Vice President, SunAmerica (2005-2014).
Donna McManus Age: 57	Vice President and Assistant Treasurer	2014 – Present	Vice President, SunAmerica (2014-Present); Managing Director, BNY Mellon (2009-2014).
Matthew J. Hackethal Age: 46	Anti-Money Laundering Compliance Officer	2006 – Present	Acting Chief Compliance Officer, SunAmerica (2016-2017); Chief Compliance Officer, SunAmerica (2007-Present); and Vice President, SunAmerica (2011-Present).
Leadership Structure of the Board
Overall responsibility for oversight of the Trust and its Portfolios rests with the Board. The Trust, on behalf of the Portfolios, has engaged SunAmerica and for certain Portfolios, has engaged a Subadviser, to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing SunAmerica, the Subadvisers and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust (“Declaration”) and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently comprised of seven members, six of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive sessions, at which no trustee who is an interested person of SunAmerica is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Mr. Willison, an Independent Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee (the “Nomination Committee”) and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from time to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ Subadvisers and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadvisers and the Portfolios’ other service providers (including the Portfolios’ distributor and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board of Trustees and Committees
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
Bruce G. Willison. Mr. Willison has served as a Trustee since 2001, and Chairman of the Board since January 1, 2006. He has more than 25 years of experience in the banking industry. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.
Garrett F. Bouton. Mr. Bouton has served as a Trustee since 2007. He is a retired senior executive with over 25 years of experience in the investment services industry. Mr. Bouton also serves as a board member on non-profit organizations.

Carl D. Covitz. Mr. Covitz has served as a Trustee since 2001. He has more than 25 years of executive and business experience in the real estate and investment industries. Mr. Covitz also has broad corporate governance experience from serving on corporate boards for more than 15 years.
Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for 25 years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She is a director of the Music Center-Los Angeles Performing Arts Center, the Gabriella Axelrad Education Foundation, and the Constitutional Rights Foundation (emeritus). She is the President and Director of the Center Dance Arts. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.
Gilbert T. Ray. Mr. Ray has served as a Trustee since 2001. He is a retired partner of O’Melveny & Meyers LLP, with more than 25 years of business experience as an attorney. Mr. Ray has extensive experience with conventional corporate and tax-exempt transactions, as well as international finance. His experience as an attorney allows Mr. Ray to provide guidance on legal and fiduciary matters. Mr. Ray has broad experience serving as a director on several other boards. Mr. Ray’s service as a director and committee chair on several public companies provides the Trust with valuable insights into compensation, audit and governance issues.
Allan L. Sher. Mr. Sher has served as a Trustee since 1997. He is a retired senior executive of a securities brokerage firm. Mr. Sher has over 10 years of experience serving as a director on other boards. Mr. Sher has over 50 years of experience in the securities industry, including serving as a broker, manager and Chief Executive Officer (“CEO”) of a securities firm. Mr. Sher has also served as a CEO of a money management firm. Mr. Sher is a former board member of the American Stock Exchange.
Peter A. Harbeck. Mr. Harbeck has served as a Trustee since 2014. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995. He currently serves as a director or trustee with respect to 158 of the portfolios in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995 and as Director of ACS since 1993.
The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SunAmerica or its affiliates. For the Trust and Seasons Series Trust (the “Annuity Funds”), an annual fee and expenses are paid to each Trustee who is not an officer or employee of AGL or its affiliates for attendance at meetings of the Board. Effective January 1, 2018, the annual fee of $181,750 increased to $195,000. Trustees will be compensated $2,500 for special in-person or telephonic Board meetings. The Independent Chairman receives an additional retainer fee of $67,500. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Annuity Funds. All other Trustees receive no remuneration from the Trust.
Each Independent Trustee serves on each Committee of the Board and Mr. Harbeck serves on the Ethics Committee. Members of each Committee serve without compensation, except that Mr. Sher, as Audit Committee Chair, receives an additional retainer fee of $12,500 and Mr. Ray, as Nomination Committee Chair, receives an additional retainer fee of $7,500.
The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met 3 times during the fiscal year ended January 31, 2018.
The Nomination Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Trust at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. The Nomination Committee reviews at least annually the independence of the Independent Trustees and independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its Committees and monitors and evaluates the functioning of the Committees. The Nomination Committee met 2 times during the fiscal year ended January 31, 2018.
The Ethics Committee is responsible for applying the code of ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the code of ethics in any particular situation. The Ethics Committee will inform the Board of violations or waivers to the Trust’s code of ethics, as appropriate. Mr. Willison serves as the Chair of the Ethics Committee. The Ethics Committee met 2 times during the fiscal year ended January 31, 2018.
As of March 31, 2018, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.
TRUSTEE OWNERSHIP OF PORTFOLIO SHARES
The following table shows the dollar range of shares beneficially owned by each Trustee.
Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Independent Trustees
Garrett F. Bouton	0	0
Carl D. Covitz	0	0
Jane Jelenko	0	0
Gilbert T. Ray	0	0
Allan L. Sher	0	0
Bruce G. Willison	0	0
Interested Trustee
Peter A. Harbeck	0	0

[1]	Includes the value of shares beneficially owned by each Trustee in each Portfolio of the Trust as of December 31, 2017.
[2]	Includes the Trust (61 portfolios) and Seasons Series Trust (20 portfolios).
As of December 31, 2017, no Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in the Adviser or the Distributor or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.
Compensation of Trustees
The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of AGLIC or its affiliates, for his/her services as Trustee for the fiscal year ended January 31, 2018.
TRUSTEE	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX PAID TO TRUSTEES*
Garrett Bouton	$149,680	—	$185,354
Carl D. Covitz	149,680	—	187,854
Jane Jelenko	149,680	—	187,854
Gilbert T. Ray	155,737	—	195,354
Allan L. Sher	159,775	—	200,354
Bruce G. Willison	204,194	—	252,854

*	As of January 31, 2018, the Fund Complex included SunAmerica Series Trust (61 portfolios), SunAmerica Specialty Series (7 funds), SunAmerica Money Market Funds, Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (6 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (34 funds), VALIC Company II (15 funds), and Seasons Series Trust (20 portfolios).
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. The Adviser, located at Harborside 5,

185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311, is a wholly-owned subsidiary of AGL, which in turn is an indirect, wholly-owned subsidiary of AIG, a U.S.-based international insurance organization.
AIG, a Delaware corporation, is a holding company that, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.
Terms of the Advisory Agreement
The Advisory Agreement provides that SunAmerica shall act as investment adviser to each Portfolio, manage each Portfolio’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.
The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Advisory Agreement. The Advisory Agreement also provides for automatic termination upon assignment.
Under the terms of the Advisory Agreement, SunAmerica is not liable to the Trust, or any Portfolio, or to any other person, for any act or omission by it or for any losses sustained by a Portfolio or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
Advisory Fees
As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:
Portfolio	Fee Rate (as a % of average daily net asset value)
SA AB Growth Portfolio	0.70% to $50 million
0.65% next $100 million
0.60% over $150 million
SA AB Small & Mid Cap Value Portfolio	0.95% to $250 million
0.90% over $250 million
SA BlackRock VCP Global Multi Asset Portfolio	0.86% to $500 million
0.84% next $2.5 billion
0.79 thereafter
SA Boston Company Capital Growth Portfolio[1]	0.90% to $50 million
0.85% next $150 million
0.80% over $200 million

Portfolio	Fee Rate (as a % of average daily net asset value)
SA Columbia Technology Portfolio[2]	1.00% to $250 million
0.95% next $250 million
0.90% over $500 million
SA DFA Ultra Short Bond Portfolio	0.475% to $100 million
0.45% next $400 million
0.425% next $500 million
0.40% over $1 billion
SA Dogs of Wall Street Portfolio	0.60%
SA Emerging Markets Equity Index Portfolio	0.45%
SA Federated Corporate Bond Portfolio	0.70% to $50 million
0.60% next $100 million
0.55% next $100 million
0.50% over $250 million
SA Fidelity Institutional AMSM Real Estate Portfolio	0.80% to $100 million
0.75% next $400 million
0.70% over $500 million
SA Fixed Income Index Portfolio	0.30%
SA Fixed Income Intermediate Index Portfolio	0.30%
SA Franklin Small Company Value Portfolio	1.00% to $200 million
0.92% next $300 million
0.90% over $500 million
SA Global Index Allocation 60/40 Portfolio	0.10%
SA Global Index Allocation 75/25 Portfolio	0.10%
SA Global Index Allocation 90/10 Portfolio	0.10%
SA Goldman Sachs Global Bond Portfolio	0.75% to $50 million
0.65% next $100 million
0.60% next $100 million
0.55% over $250 million
SA Goldman Sachs Multi-Asset Insights Portfolio	0.70% to $50 million
0.675% next $500 million
0.665% over $1 billion
SA Index Allocation 60/40 Portfolio	0.10%
SA Index Allocation 80/20 Portfolio	0.10%
SA Index Allocation 90/10 Portfolio	0.10%
SA International Index Portfolio	0.40%
SA Invesco Growth Opportunities Portfolio	0.75% to $250 million
0.70% next $250 million
0.65% over $500 million
SA Invesco VCP Equity-Income Portfolio[3]	0.925% on first $250 million
0.90% on next $250 million
0.875% on next $500 million
0.80% over $1 billion

Portfolio	Fee Rate (as a % of average daily net asset value)
SA Janus Focused Growth Portfolio[4]	0.85%
SA JPMorgan Diversified Balanced Portfolio	0.70% to $50 million
0.65% next $100 million
0.60% next $150 million
0.55% next $200 million
0.50% over $500 million
SA JPMorgan Emerging Markets Portfolio[5]	1.15% to $100 million
1.10% next $100 million
1.05% over $200 million
SA JPMorgan Equity-Income Portfolio	0.70% to $50 million
0.65% next $100 million
0.60% next $150 million
0.55% next $200 million
0.50% over $500 million
SA JPMorgan Global Equities Portfolio	0.90% to $50 million
0.80% next $100 million
0.70% next $150 million
0.65% over $300 million
SA JPMorgan MFS Core Bond Portfolio[6]	0.60%
SA JPMorgan Mid-Cap Growth Portfolio	0.80% to $100 million
0.75% over $100 million
SA Large Cap Growth Index Portfolio	0.30%
SA Large Cap Index Portfolio[7]	0.40%
SA Large Cap Value Portfolio	0.40%
SA Legg Mason BW Large Cap Value Portfolio[8]	0.80% to $100 million
0.75% next $400 million
0.70% over $500 million
SA Legg Mason Tactical Opportunities Portfolio	0.700% to $500 million
0.675% next $500 million
0.650% next $1 billion
0.625% over $2 billion
SA MFS Blue Chip Growth Portfolio	0.70% to $250 million
0.65% next $250 million
0.60% over $500 million
SA MFS Massachusetts Investors Trust Portfolio	0.70% to $600 million
0.65% next $900 million
0.60% over $1.5 billion
SA MFS Telecom Utility Portfolio	0.75% to $150 million
0.60% next $350 million
0.50% over $500 million

Portfolio	Fee Rate (as a % of average daily net asset value)
SA MFS Total Return Portfolio	0.70% to $50 million
0.65% next $450 million
0.625% next $250 million
0.595% next $250 million
0.575% over $1 billion
SA Mid Cap Index Portfolio	0.30%
SA Morgan Stanley International Equities Portfolio	0.85% to $250 million
0.80% next $250 million
0.75% over $500 million
SA Oppenheimer Main Street Large Cap Portfolio	0.80% to $50 million
0.75% next $200 million
0.70% over $250 million
SA PIMCO VCP Tactical Balanced Portfolio	0.86% on first $750 million
0.85% on next $750 million
0.82% over $1.5 billion
SA PineBridge High-Yield Bond Portfolio	0.70% to $50 million
0.65% next $100 million
0.60% next $100 million
0.55% over $250 million
SA Putnam International Growth and Income Portfolio[9]	1.00% to $150 million
0.90% next $150 million
0.80% over $300 million
SA Schroders VCP Global Allocation Portfolio	0.85% to $250 million
0.83% next $250 million
0.79% next $1 billion
0.77% thereafter
SA Small Cap Index Portfolio	0.35%
SA T. Rowe Price Asset Allocation Growth Portfolio	0.70% to $400 million
0.685% next $500 million
0.660% next $1 billion
0.635% over $1.9 billion
SA T. Rowe Price VCP Balanced Portfolio	0.85% to $200 million
0.82% reset at $200 million
0.82% next $300 million
0.80% reset at $500 million
0.80% next $500 million
0.77% reset at $1 billion
0.75% next $1 billion
0.75% reset at $2 billion
0.75% over $2 billion
SA Templeton Foreign Value Portfolio	1.025% to $50 million
0.865% next $150 million
0.775% next $300 million
0.75% over $500 million

Portfolio	Fee Rate (as a % of average daily net asset value)
SA VCP Dynamic Allocation Portfolio	0.25% to $1.5 billion
0.22% next $1.5 billion
0.20% over $3 billion
SA VCP Dynamic Strategy Portfolio	0.25% to $1.5 billion
0.22% next $1.5 billion
0.20% over $3 billion
SA VCP Index Allocation Portfolio	0.20% to $500 million
0.175% over $500 million
SA WellsCap Aggressive Growth Portfolio	0.75% to $100 million
0.675% next $150 million
0.625% next $250 million
0.60% over $500 million
SA WellsCap Fundamental Growth Portfolio	0.85% to $150 million
0.80% next $150 million
0.70% over $300 million

[1]	Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2019 with respect to the SA Boston Company Capital Growth Portfolio so that the advisory fee payable by the Portfolio to SunAmerica equals 0.73% of average daily net assets. The Advisory Fee Waiver Agreement may be terminated by the Trust upon 60 days’ prior written notice to SunAmerica.
[2]	SunAmerica has voluntarily agreed until further notice to waive 0.10% of its advisory fee with respect to the SA Columbia Technology Portfolio.
[3]	Pursuant to an Advisory Fee Waiver Agreement, SunAmerica voluntarily agreed to waive 0.05% of the investment advisory fee through April 30, 2019 for the SA Invesco VCP Equity-Income Portfolio.
[4]	Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2019 with respect to the SA Janus Focused Growth Portfolio so that the advisory fee payable by the Portfolio to SunAmerica equals 0.75% of average daily net assets. The Advisory Fee Waiver Agreement may be terminated by the Trust upon 60 days’ prior written notice to SunAmerica.
[5]	Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2019 with respect to the SA JPMorgan Emerging Market Portfolio so that the advisory fee payable by the Portfolio to SunAmerica equals 1.00% of average daily net assets. The Advisory Fee Waiver Agreement may be terminated by the Trust upon 60 days’ prior written notice to SunAmerica.
[6]	Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive 0.10% of its advisory fee through April 30, 2019 with respect to the SA JPMorgan MFS Core Bond Portfolio on an annual basis. The Advisory Fee Waiver Agreement may be terminated by the Trust upon 60 days’ prior written notice to SunAmerica.
[7]	Pursuant to an Amended and Restated Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive 0.11% of its advisory fee through April 30, 2019 with respect to the SA Large Cap Index Portfolio on an annual basis. Prior to December 1, 2015, SunAmerica was contractually obligated to waive 0.05% of its advisory fee with respect to the Portfolio on an annual basis. The Amended and Restated Advisory Fee Agreement may be terminated by the Trust upon 60 days’ prior written notice to SunAmerica.
[8]	Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2019with respect to the SA Legg Mason BW Large Cap Value Portfolio so that the advisory fee payable by the Portfolio to SunAmerica equals 0.67% of average daily net assets. The Advisory Fee Waiver Agreement may be terminated by the Trust upon 60 days’ prior written notice to SunAmerica.
[9]	SunAmerica has voluntarily agreed until further notice to waive 0.05% of its advisory fee with respect to the SA Putnam International Growth and Income Portfolio.
The following table sets forth the total advisory fees received by SunAmerica from each Portfolio pursuant to the Advisory Agreement for the last three fiscal years ended January 31.
PORTFOLIO	2018	2017	2016
SA AB Growth	$ 3,531,270	$ 3,099,614	$ 3,134,189
SA AB Small & Mid Cap Value	5,529,633	5,578,666	5,816,052
SA BlackRock VCP Global Multi Asset	5,429,470	2,099,226	1,813
SA Boston Company Capital Growth[1]	2,906,036	1,747,954	1,035,816
SA Columbia Technology[2]	700,205	537,091	530,214
SA DFA Ultra Short Bond	2,279,947	1,878,704	1,313,832
SA Dogs of Wall Street	2,193,838	2,048,107	1,889,658
SA Emerging Markets Equity Index	—	—	—
SA Federated Corporate Bond	8,317,678	8,873,266	9,207,904

PORTFOLIO	2018	2017	2016
SA Fidelity Institutional AM Real Estate	$ 2,683,416	$ 3,167,694	$ 3,446,958
SA Fixed Income Index	857,375	—	—
SA Fixed Income Intermediate Index	218,548	—	—
SA Franklin Small Company Value[3]	3,619,648	4,278,065	4,867,766
SA Global Index Allocation 60/40	—	—	—
SA Global Index Allocation 75/25	—	—	—
SA Global Index Allocation 90/10	—	—	—
SA Goldman Sachs Global Bond	2,678,629	3,242,702	2,902,826
SA Goldman Sachs Multi-Asset Insights	24,304	—	—
SA Index Allocation 60-40	14,476	—	—
SA Index Allocation 80-20	32,298	—	—
SA Index Allocation 90-10	84,769	—	—
SA International Index	1,115,845	—	—
SA Invesco Growth Opportunities	2,097,625	5,978,984	2,214,187
SA Invesco VCP Equity-Income[4]	12,040,737	8,438,215	4,249,942
SA Janus Focused Growth[5]	2,628,960	2,121,554	2,737,818
SA JPMorgan Diversified Balanced[6]	1,557,028	1,442,392	1,450,653
SA JPMorgan Emerging Markets[7]	3,751,862	3,859,216	4,454,292
SA JPMorgan Equity-Income[8]	6,156,251	1,981,770	5,500,283
SA JPMorgan Global Equities[9]	3,931,881	4,060,009	4,113,407
SA JPMorgan MFS Core Bond[10]	11,384,565	11,876,949	11,891,532
SA JPMorgan Mid-Cap Growth[11]	2,744,446	2,662,197	2,919,797
SA Large Cap Growth Index	—	—	—
SA Large Cap Index[12]	7,499,050	6,168,947	5,264,452
SA Large Cap Value Index	—	—	—
SA Legg Mason BW Large Cap Value[13]	10,678,376	9,906,763	9,834,645
SA Legg Mason Tactical Opportunities	26,858	—	—
SA MFS Blue Chip Growth	3,829,540	3,419,339	3,193,138
SA MFS Massachusetts Investors Trust	7,720,408	7,236,976	7,751,683
SA MFS Telecom Utility	334,526	338,648	372,678
SA MFS Total Return	3,519,577	3,497,747	3,791,571
SA Mid Cap Index	386,932	—	—
SA Morgan Stanley International Equities	4,167,989	3,639,565	2,728,981
SA Oppenheimer Main Street Large Cap	3,186,782	2,770,985	2,208,144
SA PIMCO VCP Tactical Balanced	10,505,568	7,078,834	3,388,211
SA PineBridge High-Yield Bond	2,430,614	2,999,161	3,045,571
SA Putnam International Growth and Income[14]	3,107,056	3,170,423	3,442,921
SA Schroders VCP Global Allocation	4,476,473	1,634,340	1,774
SA Small Cap Index	405,585	—	—
SA T. Rowe Price Asset Allocation Growth	30,696	2,553,027	1,879
SA T. Rowe Price VCP Balanced	7,748,315	—	—
SA Templeton Foreign Value	8,297,818	8,780,222	9,706,119
SA VCP Dynamic Allocation	25,070,877	23,546,805	22,148,999
SA VCP Dynamic Strategy[15]	13,971,359	13,292,186	12,448,205
SA VCP Index Allocation[16]	8,037	—	—
SA WellsCap Aggressive Growth	746,649	802,300	1,086,116
SA WellsCap Fundamental Growth	1,277,586	1,308,621	1,870,524

[1]	Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2019 with respect to the SA Boston Company Capital Growth Portfolio so that the advisory fee payable by the Portfolio to SunAmerica equals 0.73% of average daily net assets. For the fiscal years ended January 31, 2018, 2017 and 2016, the amounts of advisory fees waived were $368,341, $256,720 and $167,703, respectively.
[2]	SunAmerica has voluntarily agreed until further notice to waive 0.10% of its advisory fee with respect to the SA Columbia Technology Portfolio. For the fiscal years ended January 31, 2018, 2017 and 2016, the amounts of advisory fees waived were $70,020, $53,709 and $53,021, respectively.
[3]	SunAmerica has agreed to waive a portion of its advisory fee through April 30, 2018 with respect to the SA Franklin Small Company Value Portfolio so that the advisory fee payable by the Portfolio to SunAmerica is equal to 0.95% of net assets. For the fiscal year ended January 31, 2018, the amount of the advisory fees waived was $46,778.
[4]	SunAmerica has voluntarily agreed, until further notice, to waive 0.05% of the investment advisory fees for the SA Invesco VCP Equity Income Portfolio. For the fiscal years ended January 31, 2018 and 2017, the amounts of advisory fees waived were $705,668 and $141,676, respectively
[5]	Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2019 with respect to the SA Janus Focused Growth Portfolio so that the advisory fee payable by the Portfolio to SunAmerica equals 0.75% of average daily net assets. For the fiscal years ended January 31, 2018 and 2017, the amounts of advisory fees waived were $309,289 and $147,416, respectively.
[6]	SunAmerica has agreed to waive a portion of its advisory fee through April 30, 2019 with respect to the SA JPMorgan Diversified Balanced Portfolio in the amount equal to the amount waived by the subadviser of the Portfolio. For the fiscal year ended January 31, 2018, the amount of the advisory fees waived was $29,794.
[7]	Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2019 with respect to the SA JPMorgan Emerging Market Portfolio so that the advisory fee payable by the Portfolio to SunAmerica equals 1.00% of average daily net assets. In addition, SunAmerica has agreed to waive a portion of its advisory fee through April 30, 2019 with respect to the SA JPMorgan Emerging Markets Portfolio in the amount equal to the amount waived by the subadviser of the Portfolio. For the fiscal years ended January 31, 2018, 2017 and 2016, the amounts of advisory fees waived were $325,484, $326,629 and $354,966, respectively.
[8]	SunAmerica has agreed to waive a portion of its advisory fee through April 30, 2019 with respect to the SA JPMorgan Equity-Income Portfolio in the amount equal to the amount waived by the subadviser of the Portfolio. For the fiscal year ended January 31, 2018, the amount of the advisory fees waived was $4,441.
[9]	SunAmerica has agreed to waive a portion of its advisory fee through April 30, 2019 with respect to the SA JPMorgan Global Equities Portfolio in the amount equal to the amount waived by the subadviser of the Portfolio. For the fiscal year ended January 31, 2018, the amount of the advisory fees waived was $713.
[10]	Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive 0.10% of its advisory fee through April 30, 2019 with respect to the SA JPMorgan MFS Core Bond Portfolio on an annual basis. In addition, SunAmerica has agreed to waive a portion of its advisory fee through April 30, 2019 with respect to the SA JPMorgan MFS Core Bond Portfolio in the amount equal to the amount waived by the subadviser of the Portfolio. For the fiscal years ended January 31, 2018, 2017 and 2016, the amounts of the advisory fees waived were $1,905,546, $1,979,492 and $1,981,922, respectively.
[11]	SunAmerica has agreed to waive a portion of its advisory fee through April 30, 2019 with respect to the SA JPMorgan Mid-Cap Growth Portfolio in the amount equal to the amount waived by the subadviser of the Portfolio. For the fiscal year ended January 31, 2018, the amount of the advisory fees waived was $4,067.
[12]	Pursuant to an Amended and Restated Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive 0.11% its advisory fee through April 30, 2019 with respect to the SA Large Cap Index Portfolio (formerly, Equity Index Portfolio) on an annual basis. Prior to December 1, 2015, SunAmerica was contractually obligated to waive 0.05% of its advisory fee with respect to the Portfolio on an annual basis. For the fiscal years ended January 31, 2018, 2017 and 2016, the amounts of advisory fees waived were $2,062,239, $1,696,460 and $795,393, respectively.
[13]	Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2019 with respect to the SA Legg Mason BW Large Cap Value Portfolio so that the advisory fee payable by the Portfolio to SunAmerica equals 0.67% of average daily net assets. For the fiscal years ended January 31, 2018, 2017 and 2016, the amounts of the advisory fees waived were $744,787, $711,718 and $277,138, respectively.
[14]	SunAmerica has voluntarily agreed until further notice to waive 0.05% of its advisory fee with respect to the SA Putnam International Growth and Income Portfolio. For the fiscal years ended January 31, 2018, 2017 and 2016, the amounts of advisory fees waived were $166,066, $170,026 and $187,057, respectively.
[15]	With respect to the SA VCP Dynamic Allocation Portfolio, SunAmerica has voluntarily agreed until further notice to waive its advisory fee in an amount equal to a subadvisory fee waiver SunAmerica receives from AllianceBernstein. For the fiscal yeasr ended January 31, 2018 and 2017, the amounts of advisory fees waived were $1,376,604 and $522,168, respectively.
[16]	With respect to the SA VCP Dynamic Strategy Portfolio, SunAmerica has voluntarily agreed until further notice to waive its advisory fee in an amount equal to a subadvisory fee waiver SunAmerica receives from AllianceBernstein. For the fiscal years ended January 31, 2018 and 2017, the amounts of advisory fees waived were $630,831 and $292,006, respectively.
Prior to May 1, 2016, the Adviser voluntarily agreed to reimburse expenses, if necessary, to keep annual operating expense at or below the following percentage of SA DFA Ultra Short Bond Portfolio’s average net assets: 0.45% for Class 1 shares, 0.60% for Class 2 shares and 0.70% for Class 3 shares.
Pursuant to Expense Limitation Agreements, SunAmerica has contractually agreed through April 30, 2019, to waive its fees and/or reimburse expenses for certain Portfolios to the extent that their Total Annual Portfolio Operating Expenses exceed the following amounts:
Portfolio	Class 1	Class 3
SA BlackRock VCP Global Multi Asset Portfolio	0.91%	1.16%

Portfolio	Class 1	Class 3
SA Emerging Markets Equity Index Portfolio	0.58%	0.83%
SA Fixed Income Index Portfolio	0.34%	0.59%
SA Fixed Income Intermediate Index Portfolio	0.34%	0.59%
SA Global Index Allocation 60/40 Portfolio	0.18%	0.43%
SA Global Index Allocation 75/25 Portfolio	0.18%	0.43%
SA Global Index Allocation 90/10 Portfolio	0.18%	0.43%
SA Goldman Sachs Multi-Asset Insights Portfolio	0.81%	1.06%
SA Index Allocation 60/40 Portfolio	0.18%	0.43%
SA Index Allocation 80/20 Portfolio	0.18%	0.43%
SA Index Allocation 90/10 Portfolio	0.18%	0.43%
SA International Index Portfolio	0.52%	0.77%
SA Invesco VCP Equity-Income Portfolio	—	1.23%
SA Large Cap Growth Index Portfolio	0.35%	0.60%
SA Large Cap Value Index Portfolio	0.35%	0.60%
SA Legg Mason Tactical Opportunities Portfolio	0.81%	1.06%
SA Mid Cap Index Portfolio	0.40%	0.65%
SA PIMCO VCP Tactical Balanced Portfolio	—	1.16%
SA Schroders VCP Global Allocation Portfolio	0.90%	1.15%
SA Small Cap Index Portfolio	0.45%	0.70%
SA T. Rowe Price Asset Allocation Growth Portfolio	0.81%	1.06%
SA T. Rowe Price VCP Balanced Portfolio	0.90%	1.15%
SA VCP Index Allocation Portfolio	0.28%	0.53%
For purposes of each Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” do not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees; and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2019 only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended. SunAmerica may voluntarily reimburse additional amounts to increase returns to a Portfolio’s investors. Any such waivers and/or reimbursements will continue indefinitely, but may be terminated at any time.
For the last three fiscal years ended January 31, SunAmerica voluntarily or contractually waived fees and/or reimbursed expenses (excluding advisory fee waivers), as applicable, for all classes of shares, which are not included as part of the advisory fee table as follows:
Portfolio	2018	2017	2016
SA BlackRock VCP Global Multi Asset	$ 18,288	$297,065	$ 22,841
SA DFA Ultra Short Bond	—	71,968	216,149
SA Emerging Markets Equity Index	—	—	—
SA Fixed Income Index	115,709	—	—
SA Fixed Income Intermediate Index	63,445	—	—
SA Global Index Allocation 60/40	—	—	—
SA Global Index Allocation 75/25	—	—	—
SA Global Index Allocation 90/10	—	—	—
SA Goldman Sachs Multi-Asset Insights	72,828	—	—
SA Index Allocation 60/40	99,943	—	—
SA Index Allocation 80/20	89,064	—	—
SA Index Allocation 90/10	61,659	—	—
SA International Index	212,253	—	—

Portfolio	2018	2017	2016
SA Invesco VCP Equity-Income	—	—	$ 21,508
SA Large Cap Growth Index	—	—	—
SA Large Cap Value Index	—	—	—
SA Legg Mason Tactical Opportunities	$115,372	$
SA Mid Cap Index	61,477
SA PIMCO VCP Tactical Balanced	—	56,984	26,867
SA Schroders VCP Global Allocation	80,210	174,104	22,842
SA Small Cap Index	194,968
SA T. Rowe Price Asset Allocation Growth	103,392
SA T. Rowe Price VCP Balanced	—	412,882	32,048
SA VCP Index Allocation	73,014
Certain Portfolios had recoupments for the fiscal years ended January 31, 2018, 2017 and 2016 for all classes of shares, which are not included as part of the advisory fee table as follows:
Portfolio	2018	2017	2016
SA BlackRock VCP Global Multi Asset	$ 49,152	—	—
SA DFA Ultra Short Bond	—	—	—
SA Emerging Markets Equity Index	—	—	—
SA Fixed Income Index	16,101	—	—
SA Fixed Income Intermediate Index	—	—	—
SA Global Index Allocation 60/40	—	—	—
SA Global Index Allocation 75/25	—	—	—
SA Global Index Allocation 90/10	—	—	—
SA Goldman Sachs Multi-Asset Insights	—	—	—
SA Index Allocation 60/40	43,128	—	—
SA Index Allocation 80/20	45,466	—	—
SA Index Allocation 90/10	55,979	—	—
SA International Index	63,535	—	—
SA Invesco VCP Equity-Income	—	$ 58,840	$145,323
SA Large Cap Growth Index	—	—	—
SA Large Cap Value Index	—	—	—
SA Legg Mason Tactical Opportunities	—	—	—
SA Mid Cap Index	41,191	—	—
SA PIMCO VCP Tactical Balanced	11,511	154,056	37,203
SA Schroders VCP Global Allocation	83,003	—	—
SA Small Cap Index	61,578	—	—
SA T. Rowe Price Asset Allocation Growth	—	—	—
SA T. Rowe Price VCP Balanced	415,740	29,190	—
SA VCP Index Allocation	—	—	—
The remaining balances subject to recoupment are as follows:
Portfolio	2018	2017	2016
SA BlackRock VCP Global Multi Asset	$289,042	$319,906	$ 22,841
SA DFA Ultra Short Bond	71,968	288,118	370,638
SA Emerging Markets Equity Index	—	—	—
SA Fixed Income Index	99,608	—	—
SA Fixed Income Intermediate Index	63,445	—	—
SA Global Index Allocation 60/40	—	—	—
SA Global Index Allocation 75/25	—	—	—

Portfolio	2018	2017	2016
SA Global Index Allocation 90/10	—	—	—
SA Goldman Sachs Multi-Asset Insights	$ 72,828	—	—
SA Index Allocation 60/40	56,815	—	—
SA Index Allocation 80/20	43,598	—	—
SA Index Allocation 90/10	5,680	—	—
SA International Index	148,718	—	—
SA Invesco VCP Equity-Income	—	—	$ 58,540
SA Large Cap Growth Index	—	—	—
SA Large Cap Value Index	—	—	—
SA Legg Mason Tactical Opportunities	115,372	—	—
SA Mid Cap Index	20,286	—	—
SA PIMCO VCP Tactical Balanced	—	$ 11,513	109,102
SA Schroders VCP Global Allocation	194,153	196,946	22,842
SA Small Cap Index	133,390	—	—
SA T. Rowe Price Asset Allocation Growth	103,392	—	—
SA T. Rowe Price VCP Balanced	—	415,740	32,048
SA VCP Index Allocation	73,014	—	—
SUBADVISORY AGREEMENTS
AllianceBernstein, BlackRock, BNY Mellon Asset Management, Brandywine, CMIA, DFA, Federated, FIAM, Franklin, GSAM, GSAM-International, Invesco, Janus, JP Morgan, MFS, MSIM, Oppenheimer, PIMCO, PineBridge, Putnam, QS Investors, Schroders, T. Rowe Price, Templeton and WellsCap act as Subadvisers to certain of the Trust’s Portfolios pursuant to various Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers’ fees.
AllianceBernstein is an indirect majority-owned subsidiary of AXA Financial, Inc. AllianceBernstein does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Value Equities, a unit of AllianceBernstein. BlackRock is a wholly-owned subsidiary of BlackRock Inc. BNY Mellon Asset Management is an independently operated subsidiary of The BNY Mellon Corporation. Brandywine is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. CMIA is a wholly-owned subsidiary of Ameriprise Financial Inc. DFA is a Delaware limited partnership. Dimensional Holdings Inc. serves as general partner of DFA. Together with Dimensional Holdings LLC (a wholly-owned subsidiary of Dimensional Holdings Inc.), Dimensional Holdings Inc. owns more than 98% of the partnership interest of DFA. Federated is a wholly-owned subsidiary of Federated Investors, Inc. Federated Advisory Services Company, an affiliate of Federated, provides certain support services to Federated. The fee for these services is paid by Federated and not the Corporate Bond Portfolio. FIAM is an indirectly-held subsidiary of FMR LLC. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources Inc. GSAM is a Delaware limited partnership. GSAM Holdings LLC, a wholly-owned subsidiary of The Goldman Sachs Group, Inc., is the general partner and GSAM Holdings II LLC, a wholly-owned subsidiary of GSAM Holdings LLC, is the limited partner. The Goldman Sachs Group, Inc. is a Delaware corporation. Advisory services are provided by Goldman Sachs Asset Management, L.P.GSAM-International is a unit of the Investment Management Division, a subsidiary of Goldman Sachs Company, Inc. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company. Janus is an indirect wholly-owned subsidiary of Janus Henderson Group plc. JP Morgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MSIM is a subsidiary of Morgan Stanley. OppenheimerFunds, Inc. is a wholly-owned subsidiary of Oppenheimer Acquisition Corp., which is in turn majority owned by the Massachusetts Mutual Life Insurance Company. PIMCO is a majority-owned subsidiary of Allianz Asset Management with minority interests held by certain of its officers and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. PineBridge is a Delaware limited liability company and is a wholly-owned subsidiary of

PineBridge Global Investment LLC, which is a wholly-owned subsidiary of Bridge Partners, L.P., a company owned by Pacific Century Group, an Asian-based private investment group. Pacific Century Group is majority owned by Mr. Richard Li Tzar Kai. Putnam is a Delaware limited liability company and is a subsidiary of Power Corporation of Canada. Schroders is a wholly-owned subsidiary of Schroders U.S. Holdings Inc. QS Investors is an indirect wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Templeton is a wholly-owned subsidiary of Franklin Templeton Investments. WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, N.A., which is owned by Wells Fargo & Company, a publicly traded corporation.
The Subadvisory Agreements, after initial approval with respect to a Portfolio, continue in effect for a period of two years, in accordance with their terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio’s outstanding voting securities, by SunAmerica on not less than 30 nor more than 60 days’ written notice to the respective Subadviser, or by the Subadviser on 90 days’ written notice to SunAmerica and the Trust. Under the terms of the Subadvisory Agreements, the Subadvisers are not liable to their respective Portfolios, or their shareholders, for any act or omission by them or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.
Subadvisory Fees
The Adviser pays each Subadviser a monthly fee with respect to each Portfolio for which the Subadviser performs services, computed on average daily net assets, at the following annual rates:
Subadviser	Portfolio	Annual Fee (as a % of the average daily net assets the Subadviser Manages in the Portfolio)
AllianceBernstein	SA AB Growth Portfolio	0.35% on the first $50 million
0.30% on the next $100 million
0.25% thereafter
	SA AB Small & Mid Cap Value Portfolio	0.50% on the first $250 million
0.45% thereafter
	SA VCP Dynamic Allocation Portfolio[1]	0.24% on the first $500 million
0.21% on the next $1.0 billion
0.19% thereafter
	SA VCP Dynamic Strategy Portfolio[1]	0.24% on the first $500 million
0.21% on the next $1.0 billion
0.19% thereafter
BlackRock	SA BlackRock VCP Global Multi Asset Portfolio	0.39% on the first $500 million
0.37% on the next $2.5 billion
0.32% thereafter
BNY Mellon Asset Management	SA Boston Company Capital Growth Portfolio	0.30% on the first $100 million
0.25% thereafter
Brandywine	SA Legg Mason BW Large Cap Value Portfolio (effective 09/08/15)	0.270% on the first $500 million
0.200% on the next $2 billion
0.175% thereafter
CMIA	SA Columbia Technology Portfolio	0.50% on the first $150 million
0.45% on the next $100 million
0.425% thereafter
DFA	SA DFA Ultra Short Bond Portfolio (effective 05/01/16)[2]	0.15% on the first $50 million
0.10% on the next $450 million
0.075% thereafter

Subadviser	Portfolio	Annual Fee (as a % of the average daily net assets the Subadviser Manages in the Portfolio)
Federated	SA Federated Corporate Bond Portfolio	0.30% on the first $25 million
0.25% on the next $25 million
0.20% on the next $100 million
0.15% thereafter
FIAM	SA Fidelity Institutional AMSM Real Estate Portfolio	0.40% on the first $100 million
0.35% on the next $400 million
0.30% thereafter
Franklin	SA Franklin Small Company Value Portfolio	0.60% on the first $200 million
0.40% thereafter
GSAM	SA Goldman Sachs Multi-Asset Insights Portfolio	0.350% on first $250 million
0.330% on next $250 million
0.310% on next $500 million
0.300% thereafter
GSAM-International	SA Goldman Sachs Global Bond Portfolio	0.40% on the first $50 million
0.30% on the next $100 million
0.25% on the next $100 million
0.20% thereafter
Invesco	SA Invesco Growth Opportunities Portfolio	0.50%
	SA Invesco VCP Equity-Income Portfolio	0.425% on first $250 million
0.400% on next $250 million
0.375% on next $500 million
0.300% thereafter
Janus	SA Janus Focused Growth Portfolio	0.35% on the first $250 million
0.30% thereafter
JP Morgan	SA JPMorgan Diversified Balanced Portfolio	0.40% on the first $50 million
0.30% on the next $100 million
0.25% thereafter
	SA JPMorgan Emerging Markets Portfolio	0.60%
	SA JPMorgan Equity-Income Portfolio	0.35% on the first $50 million
0.30% on the next $100 million
0.25% on the next $150 million
0.20% on the next $200 million
0.15% thereafter
	SA JPMorgan Global Equities Portfolio	0.45% on the first $50 million
0.40% on the next $100 million
0.35% on the next $350 million
0.30% thereafter
	SA JPMorgan MFS Core Bond Portfolio[3]	N/A
	SA JPMorgan Mid-Cap Growth Portfolio	0.42% on the first $100 million
0.40% thereafter
MFS	SA JPMorgan MFS Core Bond Portfolio[3]	N/A

Subadviser	Portfolio	Annual Fee (as a % of the average daily net assets the Subadviser Manages in the Portfolio)
	SA MFS Blue Chip Growth Portfolio	0.300% on the first $50 million
0.225% on the next $100 million
0.200% on the next $350 million
0.150% over $500 million
	SA MFS Massachusetts Investors Trust Portfolio	0.375% on the first $250 million
0.350% on the next $250 million
0.325% on the next $1 billion
0.25% over $1.5 billion
	SA MFS Telecom Utility Portfolio	0.375% on the first $250 million
0.325% on the next $500 million
0.30% on the next $750 million
0.25% over $1.5 billion
	SA MFS Total Return Portfolio	0.375% on the first $500 million
0.350% on the next $250 million
0.320% on the next $250 million
0.300% over $1 billion
MSIM	SA Morgan Stanley International Equities Portfolio	When assets are under $175 million
0.80% first $25 million
0.60% next $25 million
0.50% next $25 million
0.40% over $75 million and under $175 million
When Assets are equal to or in excess of $175 million
0.45% first $350 million
0.40% next $400 million
0.37% over $750 million
Oppenheimer	SA Oppenheimer Main Street Large Cap Portfolio	0.40% on the first $50 million
0.35% on the next $200 million
0.30% thereafter
PIMCO	SA PIMCO VCP Tactical Balanced Portfolio	0.36% on first $750 million
0.35% on next $750 million
0.32% thereafter
PineBridge	SA PineBridge High-Yield Bond Portfolio	0.40% on the first $50 million
0.30% on the next $200 million
0.25% thereafter
Putnam	SA Putnam International Growth and Income Portfolio	0.65% on the first $150 million
0.55% on the next $150 million
0.45% thereafter
QS Investors	SA Legg Mason Tactical Opportunites Portfolio	0.350% on the first $500 million
0.325% on the next $500 million
0.300% on the next $1 billion
0.275% thereafter

Subadviser	Portfolio	Annual Fee (as a % of the average daily net assets the Subadviser Manages in the Portfolio)
Schroders	SA Schroders VCP Global Allocation Portfolio	0.38% on the first $250 million
0.36% on the next $250 million
0.32% on the next $1 billion
0.30% thereafter
T. Rowe Price	SA T. Rowe Price Asset Allocation Growth Portfolio	0.350% on first $200 million
0.325% reset at $200 million
0.325% next $300 million
0.310% reset at $500 million
0.310% next $500 million
0.285% reset at $1 billion
0.260% next $1 billion
0.260% reset at $2 billion
	SA T. Rowe Price VCP Balanced Portfolio	0.375% on the first $200 million
0.350% reset at $200 million
0.350% on the next $300 million
0.325% reset at $500 million
0.325% on the next $500 million
0.300% reset at $1 billion
0.275% on the next $1 billion
0.275% reset at $2 billion
0.275% over $2 billion
	SA VCP Index Allocation Portfolio[4]	0.075% on first $500 million
0.050% over $500 million
Templeton	SA Templeton Foreign Value Portfolio	0.625% on the first $50 million
0.465% on the next $150 million
0.375% on the next $300 million
0.35% thereafter
WellsCap	SA WellsCap Aggressive Growth Portfolio	0.45% on the first $100 million
0.40% on the next $100 million
0.35% thereafter
	SA WellsCap Fundamental Growth Portfolio	0.45% on the first $150 million
0.425% on the next $150 million
0.35% thereafter

[1]	The subadvisory fee applies only to the assets in the Overlay Component of the Portfolios. For the purposes of determining whether the Portfolios’ assets meet the breakpoints set forth herein, the assets managed by the Subadviser for the SA VCP Dynamic Allocation Portfolio, the SA VCP Dynamic Strategy Portfolio and the VALIC Company I Dynamic Allocation Fund shall be aggregated.
[2]	Prior to May 1, 2016, the SA DFA Ultra Short Bond Portfolio (formerly, the Cash Management Portfolio, a money market fund) was subadvised by BofA Advisors, LLC (“BofA Advisors”). The Adviser paid BofA Advisors a monthly fee with respect to the Cash Management Portfolio, computed on average daily net assets, at the following annual rates: 0.125% on the first $100 million, 0.100% on the next $400 million, 0.075% on the next $500 million and 0.05% thereafter. For purposes of determining whether the Cash Management Portfolio’s assets met the breakpoints set forth herein, the assets managed by BofA Advisors for this Portfolio and the assets of any other Portfolio managed by BofA Advisors on behalf of the Seasons Series Trust and the Trust were aggregated. On March 9, 2015, the Cash Management Portfolio of Seasons Series Trust was reorganized into the Cash Management Portfolio of SunAmerica Series Trust.
[3]	See the Aggregate Subadvisory Fees section below.
[4]	The subadvisory fee applies only to the assets in the Overlay Component of the Portfolio.
The following table sets forth the fees paid to the Subadvisers for the last three fiscal years ended January 31.

SUBADVISER	PORTFOLIO	2018	2017	2016
AllianceBernstein	SA AB Growth	$1,529,696	$1,349,839	$1,364,245
	SA AB Small & Mid Cap Value	2,827,317	2,851,833	2,970,526
	SA VCP Dynamic Allocation	3,481,283	3,723,641	5,196,070
	SA VCP Dynamic Strategy	1,883,031	2,015,844	2,778,914
BlackRock	SA BlackRock VCP Global Multi Asset	2,447,481	951,975	822
BofA Advisors	SA DFA Ultra Short Bond (through 04/30/16)	—	70,501	311,211
Brandywine	SA Legg Mason BW Large Cap Value (since 09/08/15)	3,315,250	3,094,790	1,187,587
CMIA	SA Columbia Technology	350,103	268,545	265,107
Dimensional Fund Advisers, L.P	SA DFA Ultra Short Bond (Since May 1, 2016)	520,299	—	—
Davis	SA Legg Mason BW Large Cap Value (through 09/07/15)	—	—	3,114,045
Federated	SA Federated Corporate Bond	2,532,804	2,699,480	2,799,871
FIAM	SA Fidelity Institutional AM Real Estate	1,278,928	1,504,924	1,635,151
Franklin	SA Franklin Small Company Value	2,063,680	2,487,602	2,819,109
GSAM-International	SA Goldman Sachs Global Bond	1,133,138	1,338,255	1,214,664
	SA Goldman Sachs Multi-Asset Insights	12,152	—	—
Invesco	SA Invesco Growth Opportunities	1,409,018	1,326,607	1,492,321
	SA Invesco VCP Equity-Income	4,884,026	3,740,800	1,916,482
Janus	SA Janus Focused Growth (since 06/30/16)	1,052,868	515,042	—
JP Morgan	SA JPMorgan Diversified Balanced	702,298	684,330	687,772
	SA JPMorgan Emerging Markets	2,054,241	2,119,552	2,459,595
	SA JPMorgan Global Equities	2,002,462	2,062,312	2,086,957
	SA JPMorgan Equity-Income	2,192,434	2,143,695	2,000,085
	SA JPMorgan Mid-Cap Growth	1,452,971	1,413,172	1,550,558
	SA JPMorgan MFS Core Bond (since 01/20/15)*	1,123,587	—	—
Marsico	SA Marsico Focused Growth (through 06/26/16)	—	459,804	1,449,433
MFS	SA MFS Blue Chip Growth (since 10/01/13)	1,188,635	1,084,587	1,020,935
	SA MFS Massachusetts Investors Trust	3,897,704	3,655,988	3,913,341
	SA MFS Total Return	2,011,963	1,999,738	2,164,280
	SA JPMorgan MFS Core Bond (since 01/20/15)*	1,295,207	—	—
	SA MFS Telecom Utility	167,263	169,324	186,339
MSIM	SA Morgan Stanley International Equities	2,201,293	1,932,282	1,461,756
Oppenheimer	SA Oppenheimer Main Street Large Cap	1,451,478	1,273,279	1,032,062
PIMCO	SA PIMCO VCP Tactical Balanced	4,369,940	2,957,148	1,418,321
PineBridge	SA PineBridge High-Yield Bond	1,177,552	1,435,982	1,457,078
Putnam	SA Putnam International Growth and Income	1,778,528	1,810,211	1,946,460
QS Investors	SA Legg Mason Tactical Opportunities	13,429	—	—
Schroders	SA Schroders VCP Global Allocation	1,959,482	727,740	793
T. Rowe	SA T. Rowe Price Asset Allocation Growth	15,348	—	—
	SA T. Rowe Price VCP Balanced	3,072,397	1,073,458	829
	SA VCP Index Allocation	621	—	—
TBCAM	SA Boston Company Capital Growth	908,594	545,780	326,308
Templeton	SA Templeton Foreign Value	4,077,648	4,302,770	4,734,856
WellsCap	SA WellsCap Aggressive Growth	447,912	480,740	649,180

SUBADVISER	PORTFOLIO	2018	2017	2016
	SA WellsCap Fundamental Growth	$676,405	$692,947	$991,372

*	See the Aggregate Subadvisory Fees section below.
Aggregate Subadvisory Fees
SunAmerica has received an exemptive order that, among other things, permits the Trust to disclose to shareholders the Subadvisers’ fees only in the aggregate for the SA JPMorgan MFS Core Bond Portfolio. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Subadvisers for the Portfolio may vary according to the level of assets of the Portfolio.
The following table sets forth the aggregate subadvisory fees paid to the Subadvisers1 of the Portfolio by SunAmerica for the past three fiscal years:
	2018		2017		2016
Portfolio	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
SA JPMorgan MFS Core Bond Portfolio	0.128%	$2,418,795	0.128%	$2,525,390	0.128%	$2,528,306

[1]	The Subadvisers assumed management of the Portfolio effective January 20, 2015.

PORTFOLIO MANAGERS
Other Accounts
The portfolio managers primarily responsible for the day-to-day management of the Portfolios, all of whom are listed in the Prospectus (“Portfolio Managers”), are often engaged in the management of other accounts, which may include registered investment companies and pooled investment vehicles. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of January 31, 2018 (unless otherwise noted), are provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee that is all or partly based on the account’s performance are provided in parentheses.
Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2018)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
SunAmerica	Bayar Algieri, Jane Campion, Timothy Loeffler, Douglas Pettee, Timothy Sheridan, Andrew Singh, Manisha	21 29 13 7 26 13	$15,632 $30,828 $17,518 $13,889 $30,828 $17,518	— — — — — —	— — — — — —	— — — — — —	— — — — — —
AllianceBernstein	Caruso, Frank V. DuPont, Vincent C. Fogarty, John H. Lisser, Joshua MacGregor, James Sesin, Karen Singhvi, Shri Sklar, Ben	28 20 22 25 26 4 26 25	$19,337 $10,259 $11,218 $23,420 $6,421 $7,024 $6,421 $23,420	13 12 13 34 37 12 35 34	$4,405 $4,205 $4,714 $6,644 $1,016 $4,205 $806 $6,644	29,035 2,912 2,914 155 47 2,906 47 150	$18,259 $2,613 $2,810 $35,395 $2,469 $1,745 $2,469 $35,232
BlackRock	Green, Philip J. Pensky, Michael	18 4	$15,980 $9,840	4 —	$1,200 —	11(3) 1	$3,230 ($63,070) $60,560
BNY Mellon Asset Management	Mills, Barry Sealy, David Slover, Elizabeth	16 16 16	$6,500 $6,500 $6,500	2 2 2	$188.6 $188.6 $188.6	25 25 25	$1,900 $1,900 $1,900
Brandywine	Kirby, Joseph J. Otto, Henry F. Tonkovich, Steven M.	6 9 9	$6,968.3 $8,733.7 $8,733.7	3 15 15	$5.3 $563.9 $563.9	3 14 14	$15.3 $503.6 $503.6
Columbia	Boova, Christopher Devgan, Sanjay Narang, Rahul Patel, Jeetil Pramanick, Shekhar Wick, Paul H.	— 3 5 4 3 4	— $4,340 $1,520 $4,580 $4,340 $4,580	— — — — — 2	— — — — — $486.49	8 2 7 5 5 4	$4.50 $0.38 $0.65 $0.98 $2.21 $2.57
DFA	Plecha, David A Kolerich, Joseph F. Noble, Pamela B.	66 66 4	$113,823 $113,823 $35,821	4 4 —	$2,501 $2,501 —	11 11 1	$3,116 $3,116 $489
Federated	Durbiano, Mark E. Ruffner, Brian S.	20 3	$14,700 $1,600	4 —	$395 —	45 (1) 2 (1)	$262 ($252.1) $420.9 ($142.7)
FIAM	Wald, Samuel	9	$4,336	2	$429	1	$721
Franklin	Meeker, Christopher M. Raineri, Steven B.	4 5	$4,642.9 $4,907.6	— —	— —	— —	— —
GSAM	Chan, Raymond Lvoff, Christopher Xin, Lucy	14 11 3	$9,545 $7,173 $3,473	-9 — —	$2,827 _ —	4 1 —	$2,743 $496 —

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2018)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
GSAM International	Lindsay, Iain Wilson, Andrew F.	60 60	$200,474 $200,474	400 400	$228,234 $228,234	3,978 3,978	$381,183 $381,183
Invesco	Bastian, Thomas Borbidge, Jacob Burge, Chuck Hart, Matthew Jurkash, Brian Marcheli, Sergio Nguyen, Duy Speer, Justin Titus, Matthew	7 13 9 1 7 11 15 1 7	$30,190.8 $3,255.8 $26,136.5 $607.8 $30,190.8 $33,275.1 $3,334.7 $607.8 $30,190.8	1 — 3 — 1 1 7 — —	$46.2 — $3,818.8 — $46.2 $46.2 $653.3 — —	1,213 [1] 2,689[1] 1 — 1,213[1] 1,213[1] 2,689[1] — 1,213[1]	$149.6 [1] $187.7[1] $178.4 — $149.6[1] $149.6[1] $187.7[1] — $149.6[1]
Janus	Rao, Doug Schommer, Nick	4 4	$13,586.72 $13,586.72	1 1	$44.71 $44.71	6 6	$1,424.37 $1,424.37
JP Morgan[2]	Agranoff, Felise
Arora, Anuj
Bernbaum, Eric
Bhargava, Sandeep
Dessner, Maddi
Feser, Michael
Figuly, Richard
Ford, James
Hart, Clare
Jakobson, Patrik
Meadon, William
Miller, Barbara
Parton, Timothy
Shuhaiber, Zenah
Simon, Jonathon K.L.
Simons, Peter
Speer, John
	Weng, Joyce	5 6 27 — 1 11 18 — 4 3 — 11 9 3 19 13 4 6	$8,055 $3,586 $72,294 — $81,814 $25,712 $32,630 — $18,877 $7,182 — $41,963 $18,122 $4,121 $58,642 $40,864 $9,427 $3,586	— 16 (1) 34 3 1 — 13 2 5 — 4 2 7 5 14 5 5 5 (1)	— $7,601 ($2,378) $75,236 $1,195 $2 — $3,833 $757 $5,604 — $2,120 $10,885 $6,227 $2,779 $13,174 $11,852 $1,239 $2,949 ($2,378)	2 19 (4) 2 5 (2) — — 16 (1) 4 (2) 29 — 4 (2) 10 10 4 68 39 (1) 11 5	$36 $7,460 ($837) $545 $1,341 ($1,174) — — $6,245 ($1,062) $1,341 ($1,174) $8,705 — $1,341 ($1,174) $533 $971 $1,341 $12,833 $8,834 ($59) $4,755 $3,236
MFS	Beatty, T. Kevin
Chitkara, Nevin P.
Davis, Claud P.
Douglas, William P.
Fallon, James C.
Gorham, Steven R.
Hawkins, Richard O.
Krummell, Matthew W.
O’Neill Mackey, Alison
Maloney, Edward M.
Marston, Joshua P.
Persons, Robert D.
Sage, Jonathan W.
Shaughnessy, Maura A.
Stocks, John E.
Taylor, Brooks A.
	Walker, Scott	3 17 4 3 20 16 10 22 — 3 8 15 27 4 20 7 4	$7,625.0 $80,666.6 $6,855.6 $11,946.2 $10,496.2 $80,623.5 $22,009.3 $10,587.9 — $7,625.0 $20,563.7 $30,341.3 $29,607.5 $6,855.6 $20,879.5 $17,496.1 $6,855.6	2 8 — 1 19 8 4 19 — 2 8 9 21 — 19 — —	$655.2 $7,985.5 — $102.4 $2,019.6 $7,985.5 $3,560.2 $2,019.6 — $655.2 $1,191.4 $4,615.4 $5,339.6 — $2,019.6 — —	8 40 4 — 48 40 2 38 — 8 12 4 45 — 37 3 —	$1,270.3 $24,591.1 $762.4 — $7,919.1 $24,591.1 $532.3 $5,801.0 — $1,270.3 $231.4 $734.6 $16,120.3 — $5,799.2 $76.4 —

[1]	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its Portfolio Managers and used in connection with the management of certain Invesco funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
[2]	The total value and number of accounts managed by a Portfolio Manager may include sub-accounts of asset allocation, multi-managed and other accounts.

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2018)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
MSIM	Demine, Vladimir A. Gabriele, Alex Hoffmann-Becking, Dirk Lock, William D. Paulson, Bruno Perrott, Richard Sochovsky, Nic Watson, Marcus	6 6 6 6 6 6 6 6	$6,489 $6,489 $6,489 $6,489 $6,489 $6,489 $6,489 $6,489	20 20 20 20 20 20 20 20	$18,679 $18,679 $18,679 $18,679 $18,679 $18,679 $18,679 $18,679	68 [3] 68[3] 68[3] 69[3] 68[3] 68[3] 68[3] 68[3]	$18,774 $18,774 $18,774 $18,889 $18,774 $18,744 $18,774 $18,774
Oppenheimer	Govil, Manind Larson, Paul Ram, Benjamin	8 9 8	$19,200 $22,850 $17,670	— — —	— — —	1 — 1	$121.76 — $121.76
PIMCO	Davis, Josh Mariappa, Sudi[3] Rennison, Graham Thimons, Josh[3]	9 23 20 5	$7,411 $24,273 $1,954 $5,677	8 3 (1) — 3 (1)	$15 $1,978 ($14) — $466 ($409)	14 (2) 44 (11) — 4 (1)	$1,770 ($813) $21,222 ($5,003) — $836 ($157)
PineBridge	Yovanovic, John	6	$2,947	8	$3,649	12	$9,415
Putnam	Jaroch, Darren A. Sodhi, Karan S.	5 (1) 3 (2)	$15,480.4 ($174.0) $744.6 ($653.0)	2 —	$119.9 —	4 —	$143.6 —
QS Investors	Petryk, Adam Picciochi, Thomas Tesler Ellen	36 36 35	$9,931 $9,931 $9,931	21 21 21	$4,449 $4.449 $4,449	5 5 5	$491 $491 $491
Schroders	Hodgson, Michael Kyrklund, Johanna	2 2	$2,220 $2,220	24 12	$16,869 $13,554	25 9	$5,532 $5,969
T. Rowe Price	Dreyer, Anna A. Panariello, Robert Shriver, Charles M. Thompson, Toby M.	1 — 15 5	$3.281 — $42,620 $18,238	— — 19 17	— — $4,260 4,192	— — 6 5	— — $1,659 $535
Templeton	Docal, Antonio Nori, Peter Waddell, Heather	8 12 5	$10,354.4 $14,047.7 $4,039.0	3 4 8	$719.0 $1,897.4 $1,843.8	14 21 23	$2,434.4 $6,248.0 $3,822.4
WellsCap	Smith, Michael T. Warner, Christopher H.	9 9	$5,668.6 $5,668.8	2 2	$117.9 $117.9	42 42	$2,476.7 $2,476.7
Western Asset	Kirkwood, Eugene Sibley, Stephen	— —	— —	— —	— —	— 1	— $59.77
Potential Conflicts of Interest
As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio and such Other Client Accounts.
•	Trade Allocations. Conflicts may arise between a Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, the Adviser (solely for the purposes of this section “Potential Conflicts of Interest,” the term “Adviser” is defined to include SunAmerica or a Subadviser, as applicable) may determine that there is a security that is suitable for a Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the

[3]	Accounts and assets subject to performance-based fees.

Adviser and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within a Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trust and the Adviser generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trust and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.
•	Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Portfolios and Other Client Accounts may result in a Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Portfolio and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser seeks to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser does not track the time a Portfolio Manager spends on a Portfolio or a single Other Client Account, the Adviser periodically assesses whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.
•	Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the SunAmerica Code (defined below) and Subadvisers’ codes of ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the SunAmerica Code and Subadvisers’ codes of ethics will eliminate such conflicts.
Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in connection with each Adviser’s management of the Portfolios, investments and such Other Client Accounts.
Compensation
Pursuant to the Subadvisory Agreements, each Subadviser is responsible for paying its own expenses in connection with the management of the Portfolios, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Subadviser, is described below.
SunAmerica. Portfolio managers’ compensation has a salary, plus a bonus made up of short-term incentive and long-term incentive components. The salary is a fixed annual salary, and is generally based on the portfolio manager’s responsibilities and leadership role within the organization. The short-term incentive is discretionary and based on the fund’s performance, the individual’s performance and the organizational performance of AIG in the current compensation period. In addition, SunAmerica may award long-term incentive compensation to an eligible portfolio manager who consistently meets or exceeds relative performance criteria. SunAmerica believes its compensation program is adequate to incentivize portfolio managers and analysts to seek maximum performance within risk parameters described in the Funds’ prospectuses.
AllianceBernstein. AllianceBernstein’s compensation program for Portfolio Managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. AllianceBernstein incorporates multiple sources of industry benchmarking data to ensure that compensation is highly competitive and fully reflects the contributions of its investment professionals.
Portfolio managers and analysts receive base compensation, incentive compensation and retirement contributions. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (“ICAP”). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.
Compensation for Portfolio Managers
Total compensation for Portfolio Managers is determined by quantitative and qualitative factors. Quantitative factors are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by Portfolio Managers’ contributions to the investment process and client success.

The quantitative component includes measures of absolute and relative investment performance and is weighted more heavily. Relative returns are determined based on the strategy’s primary benchmark and versus peers over one-, three- and five-year periods—with more weight given to longer time periods. Peer groups are chosen by AllianceBernstein’s Product Management Team in coordination with investment chief investment officers to identify products most similar to AllianceBernstein’s investment style and most relevant within the asset class.
The qualitative component incorporates the manager’s contribution to the overall investment process and the clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals and being a good corporate citizen. Other factors can play a part in determining Portfolio Managers’ compensation, including complexity of investment strategies, managed, volume of assets managed and experience.
Compensation for Analysts
Compensation for analysts is evaluated by AllianceBernstein’s chief investment officers in conjunction with portfolio managers from all parts of the world. Depending on the analyst’s specific responsibilities and area of coverage, the following criteria are used to evaluate each analyst: performance of his or her research recommendations and advocacy of those recommendations; the breadth and depth of his or her research knowledge; the level of attentiveness to forecasts and market movements; and his or her willingness to collaborate and contribute to the overall intellectual capital of the firm.
Compensation for Traders
Traders are compensated by a salary and year end performance bonus. The chief investment officer, senior portfolio managers and directors of research and directors of trading evaluate individual traders based on a number of factors including their ability to implement investment decisions, market knowledge, communication and senior investment professionals and the overall transaction cost analysis results received from independent providers.
BlackRock. The discussion below describes the Portfolio Managers’ compensation as of December 31, 2017.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager.  Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Messrs. Green and Pensky is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.
Portfolio Managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The Portfolio Managers of the SA BlackRock VCP Global Multi Asset Portfolio have deferred BlackRock, Inc. stock awards.
For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible Portfolio Managers are eligible to participate in these plans.
BNY Mellon Asset Management. BNY Mellon Asset Management’s rewards program was designed to be market-competitive and align its compensation with the goals of its clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes its investment personnel to focus on long-term alpha generation.
BNY Mellon Asset Management’s incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to BNY Mellon Asset Management’s overall performance, the team’s investment performance, as well as individual performance.
Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of BNY Mellon Asset Management and the product team.
The following factors encompass BNY Mellon Asset Management’s investment professional rewards program.
•	Base salary
•	Annual cash bonus
•	Long-Term Incentive Plan
•	Deferred investment
•	BNY Mellon restricted stock and/or
•	BNY Mellon AMNA equity
Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager’s accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Brandywine. All Portfolio Managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based in part on the performance of the Portfolio Managers’ investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are also considered as part of the individual allocation decision. After this performance based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. Finally, all investment professionals are eligible for options on Legg Mason, Inc. stock, provided from time-to-time at Legg Mason, Inc.’s discretion to its investment management subsidiaries. Brandywine Global believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.
Columbia. Portfolio manager compensation is typically comprised of (i) a base salary and (ii) an annual cash bonus. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on fees and performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds.
The percentage of management fees on mutual funds and long-only institutional portfolios that fund the bonus pool is based on the short-term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe.
A fixed percentage of management fees on hedge funds and separately managed accounts that follow a hedge fund mandate fund the bonus pool.
The percentage of performance fees on hedge funds and separately managed accounts that follow a hedge fund mandate that fund the bonus pool is based on the absolute level of each hedge fund’s current year investment return.
For all employees the benefit programs generally are the same, and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.
DFA. Portfolio Managers receive a base salary and bonus. Compensation for investment professionals is determined at the discretion of DFA and is based on criteria such as: experience, responsibilities, the perception of the quality of an employee’s work efforts, and other subjective factors. The compensation of Portfolio Managers is not directly based upon the performance of the portfolios the Portfolio Managers manage. DFA reviews the compensation of each investment professional annually and may make modifications in compensation as necessary to reflect changes in the market.
Compensation consists of the following:
•	Base Salary—Each Portfolio Manager is paid a base salary. DFA considers the factors described above to determine the base salary.
•	Semi-Annual Bonus—Each Portfolio Manager may receive a semi-annual bonus. The bonus is based on the factors described above.
Portfolio Managers may be awarded the right to purchase restricted shares of DFA stock, as determined from time to time by DFA’s board of directors or its delegees. Portfolio Managers also participate in benefit and retirement plans and other programs available generally to all employees.
Additionally, Portfolio Managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.
Federated. Portfolio Managers are paid a fixed-base salary and a variable annual incentive. Base salary is determined within a market-competitive position-specific salary range, based on the Portfolio Manager’s experience and performance. The annual incentive amount is determined based primarily on investment product performance (“IPP”) and, to a lesser extent, financial success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated. The total combined annual incentive opportunity is intended to be competitive in the market for this Portfolio Manager role.
Mr. Ruffner’s IPP is measured on a rolling one, three and five calendar year pretax gross total return basis versus the SA Federated Corporate Bond Portfolio’s benchmark (i.e., 75% Bloomberg Barclays U.S. Credit Index/25% Bloomberg Barclays U.S. Corporate High

Yield 2% Issuer Capped Index) and versus a designated peer group of comparable accounts. Mr. Durbiano’s IPP is measured on a rolling one, three and five calendar year pretax gross total return basis versus the high-yield portion of the SA Federated Corporate Bond Portfolio’s benchmark (i.e., Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index) and versus the high-yield portion of the SA Federated Corporate Bond Portfolio’s designated peer group of comparable accounts. Mr. Durbiano manages only the high-yield portion of the SA Federated Corporate Bond Portfolio’s portfolio. Performance periods are adjusted if a Portfolio Manager has been managing an account for less than five years; accounts with less than one year of performance history under a Portfolio Manager may be excluded. Portfolio Managers may also serve as a portfolio manager for other accounts in addition to the SA Federated Corporate Bond Portfolio. Such other accounts may have different benchmarks. The performance of certain of these accounts may be excluded when calculating IPP; within each performance measurement period, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the Portfolio Manager and included in the IPP group. In his/her role at Federated, a Portfolio Manager may also have oversight responsibility for other portfolios that he/she does not personally manage, or for which a Portfolio Manager provides fundamental credit research and analytic support. A portion of the IPP score may be determined by the investment performance of these other portfolios versus product-specific benchmarks and peer groups. In addition, a Portfolio Manager may serve on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products. A portion of the IPP score is based on Federated senior management’s assessment of team contributions. Portfolio Managers may also be awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.
The financial success category is designed to tie the Portfolio Manager’s bonus, in part, to Federated’s overall financial results. Funding for the financial success category may be determined on a product or asset-class basis, as well as on corporate financial results. Senior Management determines individual financial success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
As a general matter, certain conflicts of interest may arise in connection with a Portfolio Manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the Portfolio Manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the SA Federated Corporate Bond Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific Portfolio Manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from the SA Federated Corporate Bond Portfolio’s portfolio trades (for example, research, or “soft dollars”). Federated has adopted policies and procedures and has structured the Portfolio Managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
FIAM. Samuel Wald is the Portfolio Manager of the Real Estate Portfolio and receives compensation for his services. As of December 31, 2017, Portfolio Manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the Portfolio Manager’s compensation may be deferred based on criteria established by FIAM or its affiliate or at the election of the Portfolio Manager.
The Portfolio Manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliate. The primary components of the Portfolio Manager’s bonus are based on (i) the pretax investment performance of the Portfolio Manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account and (ii) the investment performance of other real estate funds and accounts at FIAM or its affiliate. The pretax investment performance of the Portfolio Manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the Portfolio Manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to five years for the comparison to a peer group. A smaller, subjective component of the Portfolio Manager’s bonus is based on the Portfolio Manager’s overall contribution to management of FIAM or its affiliate. The portion of the Portfolio Manager’s bonus that is linked to the investment performance of the Real Estate Portfolio is based on the pretax investment performance of the fund measured against the FTSE NAREIT Equity REITs Index and the fund’s pretax investment performance based on the performance of the fund within the Lipper Real Estate Funds universe. The Portfolio Manager also is compensated under equity-based compensation plans linked to increases or decreases in the NAV of the stock of FMR LLC, the parent company of FIAM and its affiliate. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, Portfolio Managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FIAM and its affiliates.

The Portfolio Manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the Portfolio Manager’s compensation is linked to the pretax performance of the fund, rather than its after-tax performance. The Portfolio Manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a Portfolio Manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio Managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s code of ethics.
Franklin. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio Managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio Manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a Portfolio Manager’s level of responsibility and Franklin Templeton guidelines. Portfolio Managers are provided no financial incentive to favor one fund or account over another. Each Portfolio Manager’s compensation consists of the following three elements:
Base salary. Each Portfolio Manager is paid a base salary.
Annual bonus. Annual bonuses are structured to align the interests of the Portfolio Manager with those of the Fund’s shareholders. Each Portfolio Manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%), restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the Portfolio Manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the Portfolio Manager achieving consistently strong investment performance, which aligns the financial incentives of the Portfolio Manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to Portfolio Managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•	Investment performance. Primary consideration is given to the historic investment performance over the one, three and five preceding years of all accounts managed by the portfolio manager. The pretax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•	Non-investment performance. The more qualitative contributions of a Portfolio Manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
•	Responsibilities. The characteristics and complexity of funds managed by the Portfolio Manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation. Portfolio Managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio Managers also participate in benefit plans and programs available generally to all employees of the investment manager.
GSAM. Compensation for GSAM Portfolio Managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each Portfolio Manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance based fees; and anticipated compensation levels among competitor firms. Portfolio Managers may be rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.
The benchmark for the SA Goldman Sachs Multi-Asset Insights Portfolio is the 38.5% S&P 500® Index, 3.5% S&P Midcap 400® Index, 3.5% Russell 2000® Index, 24.5% MSCI EAFE (Net Total Return) and 30% Bloomberg Barclays US Government/Credit Bond Index.
The discretionary variable compensation for Portfolio Managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (a) general client/shareholder orientation, (b) focus on risk management and firm reputation and (c) teamwork and leadership. Portfolio Managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation—In addition to base salary and year-end discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pre-tax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
GSAM-International. Compensation for GSAM Portfolio Managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each Portfolio Manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio Managers may be rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons.
The benchmark for the Global Bond Portfolio is: J.P. Morgan Global Government Bond Index (unhedged).
The discretionary variable compensation for Portfolio Managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the Fund. Other factors may also be considered including: (a) general client/shareholder orientation, and (b) teamwork and leadership. Portfolio Managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation. In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Invesco. Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio Managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Portfolio Manager’s compensation consists of the following three elements:
Base Salary. Each Portfolio Manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.
Annual Bonus. The Portfolio Managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The compensation committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each Portfolio Manager is eligible to receive an annual cash bonus that is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each Portfolio Manager’s compensation is linked to the pretax investment performance of the Portfolios/accounts managed by the Portfolio Manager as described in the table below.
Subadviser [1]	Performance time period[2]
Invesco	One-, Three- and Five-year performance against Portfolio peer group.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group, or no bonus at all. These decisions are reviewed and approved collectively by senior leadership that has responsibility for executing the compensation approach across the organization.
Deferred/Long-Term Compensation. Portfolio Managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a four year pro-rata vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the compensation committee of Invesco Ltd.’s board of directors. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders, and creates an incentive to retain key talent.
Portfolio Managers also participate in benefit plans and programs available generally to all employees.
Janus. The following describes the structure and method of calculating a portfolio manager’s compensation as of December 31, 2017. The portfolio managers, co-portfolio managers (if applicable), and the Director of Research (“portfolio manager” or “portfolio managers”) are compensated for managing the the SA Janus Focused Growth Portfolio and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consist of a mixture of JHG restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus-Henderson mutual fund investments selected by the portfolio manager.
A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.
Certain portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.
JPMorgan. JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable discretionary performance based incentive consisting of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMorgan’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMorgan’s compliance, risk and

[1]	Rolling time periods based on calendar year-end.
[2]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the Portfolio Manager at the time the award is granted.

regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each Fund’s benchmark index listed in the Fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.
Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMorgan’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan, which may include JPMorgan restricted stock units, depending on the employee’s election. When these awards vest over time (typically 3 years), the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds or shares of JPMorgan common stock.
MFS
Compensation. Portfolio Manager compensation is reviewed annually. As of December 31, 2017, Portfolio Manager total cash compensation is a combination of base salary and performance bonus.
Base Salary– Base salary represents a smaller percentage of Portfolio Manager total cash compensation than performance bonus.
Performance Bonus– Generally, the performance bonus represents more than a majority of Portfolio Manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of assets managed by the Portfolio Manager over three- and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2017, the following benchmarks were used to measure the following portfolio managers’ performance for the following Fund:
Portfolio	Portfolio Manager	Benchmark(s)
SA MFS Blue Chip Growth Portfolio	Matthew W. Krummell	Russell ® 1000 Growth Index
	James C. Fallon	Russell ® 1000 Growth Index
	Jonathan W. Sage	Russell ® 1000 Growth Index
	John E. Stocks	Russell ® 1000 Growth Index
SA JPMorgan MFS Core Bond Portfolio	Joshua P. Marston	Bloomberg Barclay’s U.S. Aggregate Bond Index
	Robert D. Persons	Bloomberg Barclay’s U.S. Aggregate Bond Index
SA MFS Massachusetts Investors Trust Portfolio	Edward M. Maloney	S&P’s 500 Stock Index
	Alison O’Neal Mackey	S&P’s 500 Stock Index (as of May 1, 2018)

Portfolio	Portfolio Manager	Benchmark(s)
SA MFS Total Return Portfolio	Nevin P. Chitkara	S&P’s 500 Stock Index
	William P. Douglas	Bloomberg Barclay’s U.S. Mortgage-Backed Securities Index
	Joshua P. Marston	Bloomberg Barclay’s U.S. Aggregate Bond Index
	Richard O. Hawkins	Bloomberg Barclay’s U.S. Aggregate Bond Index
	Steven R. Gorham	S&P’s 500 Stock Index
	Jonathan W. Sage	S&P’s 500 Stock Index
	Brooks A. Taylor	S&P’s 500 Stock Index
	Robert Persons	Bloomberg Barclay’s U.S. Aggregate Bond Index (as of April 5, 2017)
SA MFS Telecom Utility Portfolio	Maura A. Shaughnessy	S&P’s 500 Utilities Index
	Claud P. Davis	S&P’s 500 Utilities Index
	Scott Walker	S&P’s 500 Utilities Index
Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is primarily given to portfolio performance over three and five years with consideration given to other periods, if available. For portfolio managers who have served for more than five years, additional, longer-term performance periods, including the ten-year and since inception periods, are also considered. For portfolio managers who have served for less than three years, additional, shorter-term performance periods, including the one-year period, may also be considered. Emphasis is generally placed on longer performance periods when multiple performance periods are available.
The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.
With respect to Mr. Beatty, Mr. Beatty is Chief Investment Officer– Global Equity in addition to being a portfolio manager. His compensation reflects this broader role within MFS. His performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Executive Officer which takes into account his broad leadership responsibilities. This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.
Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
MSIM. Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to MSIM employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (“IMAP”) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley board of directors.
Base salary compensation. Generally, Portfolio Managers receive base salary compensation based on the level of their position with MSIM.
Incentive compensation. In addition to base compensation, Portfolio Managers may receive discretionary year-end compensation.
Incentive compensation may include:
•	Cash Bonus.
•	Deferred Compensation:
•	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
•	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of MSIM’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM. Portfolio Managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
•	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition for cause (i.e., any act or omission that constitutes a breach of obligation to MSIM, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of MSIM’s consolidated financial results, constitutes a violation of MSIM’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
•	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
•	Revenue and profitability of MSIM
•	Return on equity and risk factors of both the business units and Morgan Stanley
•	Assets managed by the Portfolio Manager
•	External market conditions
•	New business development and business sustainability
•	Contribution to client objectives
•	The pre-tax investment performance of the funds/accounts managed by the Portfolio Manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods).
•	Individual contribution and performance
Further, MSIM’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Oppenheimer. Portfolio Managers are employed and compensated by Oppenheimer or an affiliate, not by the SA Oppenheimer Main Street Large Cap Portfolio. Under the compensation program for Portfolio Managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the interests of the Portfolio Managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A Portfolio Manager’s compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a Portfolio Manager’s responsibilities managing different funds or accounts.
Portfolio Manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.
The base pay component for each Portfolio Manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.
The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one-, three- and five-year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. Performance is measured on a pre-tax basis. The compensation structure is weighted towards long-term performance of the funds, with one-year performance weighted at 20%, three-year performance rated at 30%, and five-year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the Portfolio Manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.
The discretionary portion of the annual bonus is determined by senior management of Oppenheimer and is based on a number of factors, including management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.
Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of Oppenheimer’s holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio Managers must elect to receive between 20% and 50% of their annual long-term award component in the form of a deferred cash award indexed to the portfolio(s) and fund(s) managed. These awards settle in cash at the end of a three-year vesting period. Through this long-term award component, Portfolio Managers’ interests are further aligned with those of fund shareholders.
The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A Portfolio Manager’s compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category applicable to a particular fund or account.
PIMCO. PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:
•	PIMCO’s pay practices are designed to attract and retain high performers;
•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.
The Total Compensation Plan consists of three components. The compensation program for Portfolio Managers is designed to align with clients’ interests, emphasizing each Portfolio Manager’s ability to generate long-term investment success for PIMCO’s clients. A Portfolio Manager’s compensation is not based solely on the performance of any Fund or any other account managed by that Portfolio Manager:
Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
•	Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
•	Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
•	Contributions to mentoring, coaching and/or supervising members of team;
•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.
Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
•	The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.
•	The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.
•	The Carried Interest Compensation Plan awards entitle eligible individuals who provide services to PIMCO’s Alternative Funds a percentage (“points”) of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund’s partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.
Eligibility to participate in LTIP, the M Unit program, and the Carried Interest Compensation Plan is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.
Profit Sharing Plan. Portfolio Managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio Managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
PineBridge. Compensation for all PineBridge Portfolio Managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a Portfolio Manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a Portfolio Manager’s individual performance and the overall performance of PineBridge. In assessing individual performance of Portfolio Managers, both qualitative performance measures and also quantitative performance measures assessing the management of a Portfolio Manager’s funds are considered. A Portfolio Manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.
Putnam. In order to attract and retain top talent, Putnam offers competitive compensation packages. Their total compensation program, which includes base salary, incentive pay, and other retirement and benefit perquisites, compares favorably with other firms in the industry. Putnam’s Human Resources Department periodically conducts reviews to ensure that their compensation packages remain competitive.
While there is no guarantee that investment objectives will be met, their investment compensation program aligns manager goals with the firm’s chief objective - achieving clients’ objectives by delivering strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling three-year period. It emphasizes long-term performance goals and does not offer any extra incentives for outperforming by a wide margin over short-term periods. Incentive targets are set on an individual basis for investment staff. These targets are based on the top performance of the market and are designed to reward performance at this level with the primary bonus driver being fund performance against the market over three years. In particular:
•	Portfolio managers who achieve top performance returns, consistent with fund mandates and strong risk controls, are eligible for full bonuses
•	Portfolio managers who deliver median performance will receive 50% of their target bonus
•	Portfolio managers who deliver bottom performance will typically receive no bonus
In addition to their individual performance, evaluations take into account the performance of their group and a non-fund component. Actual incentive compensation may be higher or lower than the target, based on individual, group, and non-fund performance, and may also reflect the performance of Putnam as a firm. As well as incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience.
QS Investors. Compensation for all investment professionals includes a combination of base salary and annual performance bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:
•	• Competiti	ve base salaries;
•	• Indi	vidual performance-based bonuses based on the investment professional’s added value to the products for which they are responsible. Bonuses are not directly tied to a peer group and/or relative performance to any benchmark. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of a portfolio manager contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service and new business development; and
•	• Cor	porate profit sharing.
Schroders. Schroders’ methodology for measuring and rewarding the contribution made by Portfolio Managers combines quantitative measures with qualitative measures. The SA Schroders VCP Global Allocation Portfolio’s Portfolio Managers are compensated for their services to the Portfolio and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The Portfolio Managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.
Each Portfolio Manager’s bonus is based in part on performance. Discretionary bonuses for Portfolio Managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one- and three-year periods), the level of funds under management and the level of performance fees generated, if any. The Portfolio Managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation. An employee’s bonus is paid in a combination of cash and Schroders plc stock, as determined by Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.
T. Rowe Price. Portfolio Manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grant. Compensation is variable and is determined based on the following factors.
Portfolio Manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors. Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the appropriate benchmark(s) for the investment product, as well as comparably managed investment strategies of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and are the same as those presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a Portfolio Manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.
All employees of T. Rowe Price, including Portfolio Managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all Portfolio Managers, receive supplemental medical/hospital reimbursement benefits.
The compensation structure is used for all portfolios managed by the Portfolio Manager.
Templeton. Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio Managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio Manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a Portfolio Manager’s level of responsibility and Templeton guidelines. Portfolio Managers are provided no financial incentive to favor one fund or account over another. Each Portfolio Manager’s compensation consists of the following three elements:
Base salary. Each Portfolio Manager is paid a base salary.
Annual bonus. Annual bonuses are structured to align the interests of the Portfolio Manager with those of the Foreign Value Portfolio’s shareholders. Each Portfolio Manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the Portfolio Manager in the financial performance of both Franklin Resources and mutual funds advised by the Portfolio Manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the Portfolio Manager achieving consistently strong investment performance, which aligns the financial incentives of the Portfolio Manager and Foreign Value Portfolio shareholders. The Chief Investment Officer of the Portfolio Manager and/or other officers of the manager, with responsibility for the Foreign Value Portfolio, have discretion in the granting of annual bonuses to Portfolio Managers in accordance with Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance over the one-, three- and five-preceding years of all accounts managed by the Portfolio Manager. The pretax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•	Research. Where the portfolio management team also has research responsibilities, each Portfolio Manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations and peer evaluation.
•	Non-investment performance. For senior Portfolio Managers, there is a qualitative evaluation based on leadership and the mentoring of staff.
•	Responsibilities. The characteristics and complexity of funds managed by the Portfolio Manager are factored in the manager’s appraisal.
Additional long-term equity-based compensation. Portfolio Managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio Managers also participate in benefit plans and programs available generally to all employees of Templeton.
WellsCap.
Compensation.
The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. WellsCap participates in third party investment management compensation surveys in order to provide WellsCap with market-based compensation information to help support individual pay decisions. In addition to investment management compensations surveys, WellsCap also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining their fixed base salary. Incentive bonuses are typically tied to relative, pre-tax investment performance of the Funds or other accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.
Conflicts of Interest.
WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
Ownership of Portfolio Managers
As of January 31, 2018, none of the Portfolio Managers had any ownership interest in a Portfolio that they managed.
PERSONAL SECURITIES TRADING
The Trust, the Adviser and the Distributor have adopted a written code of ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which governs, among other things, the personal trading activities of certain access persons of the Portfolios. The SunAmerica Code is designed to detect and prevent conflicts of interests between the Portfolios and the personal trading activities of certain access persons. The SunAmerica Code is filed as an exhibit to the Trust’s registration statement. SunAmerica reports violations of the SunAmerica Code to the Board.
Each of the Subadvisers has adopted a code of ethics (a “Code of Ethics”). Such provisions may be more restrictive than the provisions set forth in the SunAmerica Code. Material violations of a Subadviser’s Code of Ethics by employees that provide direct services to a Portfolio or those that involve the subadvised Portfolio are reported to the Board.

DISTRIBUTION AGREEMENT
The Trust, on behalf of each Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SunAmerica, a registered broker-dealer and an indirect wholly-owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio to the Separate Accounts of the Life Companies. The address of the Distributor is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. The Distribution Agreement provides that the Distributor may distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay for promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders.
After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Independent Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).
RULE 12b-1 PLANS
The Board has adopted a Rule 12b-1 Plan for Class 1 shares, other than Class 1 shares of the SA DFA Ultra Short Bond Portfolio (the “Class 1 Plan”), Class 2 shares (the “Class 2 Plan”) and Class 3 shares (the “Class 3 Plan” and, together with the Class 1 Plan and Class 2 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Reference is made to “Account Information” in the Prospectus for certain information with respect to the Class 1, Class 2 and Class 3 Plans. The Class 1 Plan does not provide for a service fee. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 and Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contractholders who are the indirect beneficial owners of the Portfolios’ Class 2 and Class 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.
Account Maintenance and Service Fees
The following table sets forth the account maintenance and service fees paid by each of the Portfolios in Class 1, Class 2 and Class 3 shares for the fiscal year ended January 31, 2018.
	2018
Portfolio	Class 1	Class 2	Class 3
SA AB Growth	N/A	$31,811	$ 318,595
SA AB Small & Mid Cap Value	N/A	21,076	1,244,820
SA BlackRock VCP Global Multi Asset*	N/A	N/A	1,585,897
SA Boston Company Capital Growth	N/A	2,560	139,603
SA Columbia Technology	N/A	6,918	127,319
SA DFA Ultra Short Bond	N/A	22,072	473,361
SA Dogs of Wall Street	N/A	10,863	418,776
SA Emerging Markets Equity Index*	N/A	N/A	N/A
SA Federated Corporate Bond	N/A	33,442	2,257,950
SA Fidelity Institutional AM Real Estate	N/A	8,827	539,380
SA Fixed Income Index*	N/A	N/A	913
SA Fixed Income Intermediate Index*	N/A	N/A	461
SA Franklin Small Company Value*	N/A	N/A	552,750
SA Global Index Allocation 60/40	N/A	N/A	N/A
SA Global Index Allocation 75/25	N/A	N/A	N/A

	2018
Portfolio	Class 1	Class 2	Class 3
SA Global Index Allocation 90/10	N/A	$ N/A	$ N/A
SA Goldman Sachs Global Bond	N/A	9,304	760,800
SA Goldman Sachs Multi-Asset Insights*	N/A	N/A	8,597
SA Incex Allocation 90/10*	N/A	N/A	211,530
SA Index Allocation 60-40*	N/A	N/A	35,912
SA Index Allocation 80-20*	N/A	N/A	80,479
SA International Index*	N/A	N/A	347
SA Invesco Growth Opportunities	N/A	4,722	418,174
SA Invesco VCP Equity-Income*	N/A	N/A	3,528,074
SA Janus Focused Growth	N/A	13,930	339,018
SA JPMorgan Diversified Balanced	N/A	17,012	378,308
SA JPMorgan Emerging Markets	N/A	6,069	388,948
SA JPMorgan Equity-Income	N/A	16,209	593,134
SA JPMorgan Global Equities	N/A	6,669	93,319
SA JPMorgan MFS Core Bond	N/A	13,742	2,428,791
SA JPMorgan Mid-Cap Growth	N/A	21,931	380,470
SA Large Cap Growth Index	N/A	N/A	N/A
SA Large Cap Index*	N/A	N/A	1,637
SA Large Cap Value Index	N/A	N/A	N/A
SA Legg Mason BW Large Cap Value	N/A	77,034	1,361,408
SA Legg Mason Tactical Opportunities*	N/A	N/A	9,502
SA MFS Blue Chip Growth	N/A	5,246	318,273
SA MFS Massachusetts Investors Trust	N/A	14,025	1,023,064
SA MFS Telecom Utility	N/A	2,624	66,828
SA MFS Total Return	N/A	43,737	795,842
SA Mid Cap Index*	N/A	N/A	352
SA Morgan Stanley International Equities	N/A	17,288	388,447
SA Oppenheimer Main Street Large Cap	N/A	6,750	254,159
SA PIMCO VCP Tactical Balanced*	N/A	N/A	3,067,538
SA PineBridge High-Yield Bond	N/A	15,284	453,865
SA Putnam International Growth and Income	N/A	9,010	356,510
SA Schroders VCP Global Allocation*	N/A	N/A	1,338,526
SA Small Cap Index*	N/A	N/A	331
SA T. Rowe Price Asset Allocation Growth*	N/A	N/A	10,879
SA T. Rowe Price VCP Balanced*	N/A	N/A	2,472,625
SA Templeton Foreign Value	N/A	20,221	1,371,156
SA VCP Dynamic Allocation*	N/A	N/A	30,025,784
SA VCP Dynamic Strategy*	N/A	N/A	16,151,388
SA VCP Index Allocation*	N/A	N/A	9,963
SA WellsCap Aggressive Growth	N/A	4,739	71,656
SA WellsCap Fundamental Growth	N/A	3,915	171,604

*	There were no Class 2 shares of the Portfolio outstanding as of January 31, 2018.
Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1, Class 2 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1, Class 2 and Class 3 shares of the Portfolio. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1, Class 2 and Class 3 shares of the Portfolio.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Since the shares of the Portfolios are offered only in connection with the Variable Contracts, or certain other deferred tax arrangements, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for such Variable Contracts. Purchasers of Variable Contracts should also consult their tax advisors regarding specific questions as to federal, state and local taxes.
Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. The Tax Act makes significant changes to the U.S. federal income tax rules for individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and, without further legislation, will not apply after 2025. The application of certain provisions of the Tax Act is uncertain, and the changes in the act may have indirect effects on a Portfolio, its investments and its shareholders that cannot be predicted. In addition, legislative, regulatory or administrative changes could be enacted or promulgated at any time, either prospectively or with retroactive effect. Prospective investors should consult their tax advisers regarding the implications of the Tax Act on the investment in a Portfolio.
Under the Code, each Portfolio is treated as a separate regulated investment company provided that certain qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” “QPTPs” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains, and other traditionally permitted regulated investment company income); and (b) diversify its holdings so that, at the end of each quarter of a Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs.
Certain of the Portfolio’s investments in MLPs may be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in MLPs is limited by the Portfolio’s intention to qualify as a regulated investment company. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTPs. Portfolio investments in partnerships, including in QPTPs, may result in a Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.
So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends, provided that the Portfolio satisfies a minimum distribution requirement as described below provided an amount equal to at least (i) 90% of the sum of its investment company taxable income and (ii) 90% of its net tax exempt income for the taxable year is distributed to its shareholders in compliance with the codes timing and other requirements. However, any taxable income or gain the portfolio does not distribute will be subject to tax at regular corporate rates. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at NAV unless the transfer agent is instructed otherwise.
A Portfolio may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement and does not timely cure the failure, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.
Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.
Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with Variable Contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.
Distributions received by the SA VCP Dynamic Allocation Portfolio, the SA VCP Dynamic Strategy Portfolio or the SA VCP Index Allocation Portfolio from an Underlying Portfolio within the Fund-of-Funds Component attributable to the Underlying Portfolio’s investment company taxable income, including short-term capital gains, are taxable as dividend income to that Portfolio and will not be offset by such Portfolio’s capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Portfolio, if any, would not offset net capital gains of the Portfolio. Distributions received by a Portfolio from an Underlying Portfolio attributable to the excess of the Underlying Portfolio’s net long-term capital gain over its net short-term capital loss and that are properly reported as “capital gain dividends” are taxable as long-term capital gain to a Portfolio, regardless of how long that Portfolio has held the Underlying Portfolio’s shares. Upon the sale or other disposition by a Portfolio of shares of any Underlying Portfolio, the Portfolio will realize a capital gain or loss that will be long-term or short-term, generally depending upon the Portfolio’s holding period for the shares. Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the Portfolio.
In addition, each Portfolio intends to comply with the diversification requirements of section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies , partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.
With respect to the SA VCP Dynamic Allocation Portfolio, the SA VCP Dynamic Strategy Portfolio and the SA VCP Index Allocation Portfolio, each Underlying Portfolio of the Fund-of-Funds Component intends to continue to qualify annually to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Portfolio qualifies as a regulated investment company and timely distributes all of its taxable income, the Underlying Portfolio generally will not pay any U.S. federal income or excise tax. The Underlying Portfolios are subject to the same asset diversification and income distribution requirements applicable to the Portfolios. The tax treatment of the transactions outlined with respect to the Underlying Portfolios also applies to the Portfolios.
A Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans; if a Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable Treasury Department requirements regarding investor control. If a Portfolio should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code. All income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter, even if the contracts became adequately diversified.
A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the Stated redemption price at maturity of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.
Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income, and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.
In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates.
The SA Fidelity Institutional AMSM Real Estate Portfolio, and possibly other Portfolios that invest in REITs, may hold residual interests in REMICs. Certain types of income received by these Portfolios from REITs, REMICs, taxable mortgage pools or other investments may cause these Portfolios to designate some or all of their distributions as “excess inclusion income.” To shareholders of these Portfolios, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause these Portfolios to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Portfolio.
The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in OTC options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in OTC options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.

A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles,” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules that may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules that may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules that may suspend the holding period of securities owned by a Portfolio when offsetting positions are established, which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules that may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions that form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.
As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to U.S. federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.
Because certain Portfolios are expected to invest in Underlying Portfolios, such Portfolios’ realized losses on sales of shares of the Underlying Portfolios may be indefinitely or permanently deferred as “wash sales.”  Further, short term capital gains earned by an Underlying Portfolio will be ordinary income when distributed to a Portfolio and will not be offset by the Portfolio’s capital losses. Capital loss carryforwards of an Underlying Portfolio, if any, would not offset net capital gains of a Portfolio.
Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known.

The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends-received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Companies will not be passed to you or the Portfolios.
For the fiscal year ended January 31, 2018, the Portfolios had the following capital loss carry-forwards.
Unlimited Loss Carry-Forward*
	ST	LT
SA AB Growth	—	—
SA AB Small & Mid Cap Value	—	—
SA BlackRock VCP Global Multi Asset	—	—
SA Boston Company Capital Growth	—	—
SA Columbia Technology	—	—
SA DFA Ultra Short Bond	$ 550,931	$ 5,320,698
SA Dogs of Wall Street	—	—
SA Emerging Markets Equity Index	—	—
SA Federated Corporate Bond	—	—
SA Fidelity Institutional AM Real Estate	—	—
SA Fixed Income Index	194,766	—
SA Fixed Income Intermediate Index	181,462	—
SA Franklin Small Company Value	—	—
SA Global Index Allocation 60/40	—	—
SA Global Index Allocation 75/25	—	—
SA Global Index Allocation 90/10	—	—
SA Goldman Sachs Global Bond	10,285,226	9,814,064
SA Goldman Sachs Multi-Asset Insights	—	—
SA Index Allocation 60-40	—	—
SA Index Allocation 80-20	—	—
SA Index Allocation 90-10	—	—
SA International Index	—	—
SA Invesco Growth Opportunities	—	—
SA Invesco VCP Equity-Income	—	—
SA Janus Focused Growth	—	—
SA JPMorgan Diversified Balanced	—	—
SA JPMorgan Emerging Markets	38,968,254	24,132,415
SA JPMorgan Equity-Income	—	—
SA JPMorgan Global Equities	—	—
SA JPMorgan MFS Core Bond	11,122,670	11,085,298
SA JPMorgan Mid-Cap Growth	—	—
SA Large Cap Growth Index	—	—
SA Large Cap Index	—	—
SA Large Cap Value Index	—	—
SA Legg Mason BW Large Cap Value	—	—
SA Legg Mason Tactical Opportunities	—	—
SA MFS Blue Chip Growth	—	—
SA MFS Massachusetts Investors Trust	—	—
SA MFS Telecom Utility	—	—
SA MFS Total Return	—	—
SA Mid Cap Index	—	—
SA Morgan Stanley International Equities	—	—
SA Oppenheimer Main Street Large Cap	—	—

Unlimited Loss Carry-Forward*
	ST	LT
SA PIMCO VCP Tactical Balanced	—	—
SA PineBridge High-Yield Bond	—	$17,349,185
SA Putnam International Growth and Income	—	—
SA Schroders VCP Global Allocation	—	—
SA Small Cap Index	—	—
SA T. Rowe Price Asset Allocation Growth	—	—
SA T. Rowe Price VCP Balanced	—	—
SA Templeton Foreign Value	$ 4,924,333	16,067,731
SA VCP Dynamic Allocation	—	—
SA VCP Dynamic Strategy	—	—
SA VCP Index Allocation	—	—
SA WellsCap Aggressive Growth	—	—
SA WellsCap Fundamental Growth	—	—

*	Capital loss carry-forwards generated in taxable years beginning after 2010 will not be subject to expiration.
Capital loss carry-forwards generated in taxable years beginning after December 22, 2010 will not be subject to expiration and will retain their character as either short-term or long-term. The utilization of such losses may be subject to annual limitations under the Code. In the event that a Portfolio were to experience an ownership change as defined under the Code, such Portfolio’s capital loss carry-forwards, if any, may be subject to limitation.
PORTFOLIO TURNOVER
A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. The SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio, which operate as funds-of-funds, do not pay transaction costs when they buy and sell shares of Underlying Portfolios, but these Portfolios do pay transaction costs when they buy and sell the financial instruments held in the Overlay Component of the Portfolios. A Portfolio’s turnover rate would equal 100% if each security in the Portfolio was replaced once per year.
The SA Janus Focused Growth Portfolio had a significant decrease in portfolio turnover for the fiscal year ended January 31, 2018. The decrease reflected a return to a more normal portfolio turnover rate, since the higher portfolio turnover rate for the fiscal year ended January 31, 2018 was the result of a change in subadviser.
During the fiscal year ended January 31, 2018 the portfolio turnover rate for the SA PIMCO Tactical Balanced Portfolio increased significantly. This increase was due to an increase in treasury and mortgage trades which caused the turnover to increase relative to the prior year.
SHARES OF THE TRUST
The Trust is organized as a Massachusetts business trust. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. Each of the Portfolios offers Class 1, Class 2 and/or Class 3 shares.
Some of the more significant provisions of the Trust’s Declaration are described below.
Shareholder Voting
The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any Portfolio or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any Portfolio or class to another entity, or a series or class of another entity, or terminate the Trust or any Portfolio or class. These provisions would permit a Portfolio to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund-of-funds structure.
The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Trust’s By-laws provide that a shareholder meeting will be called upon the written request of the shareholders holding shares representing, in the aggregate, not less than one-third of the outstanding shares, subject to certain conditions, including the payment of certain expenses.
All shareholders of record of all Portfolios and classes of the Trust vote together, except where required by the 1940 Act to vote separately by Portfolio or by class, or when the Trustees have determined that a matter affects only the interests of one or more Portfolios or classes of shares.
Election and Removal of Trustees
The Declaration provides that the Trustees may establish the number of Trustees, and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.
Amendments to the Declaration
The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares
The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Trust may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings
The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts
The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Portfolios and Classes
The Declaration provides that the Trustees may establish Portfolios and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the Portfolios and classes. The Trustees may change any of those features, terminate any Portfolio or class, combine Portfolios with other Portfolios in the Trust, combine one or more classes of a Portfolio with another class in that Portfolio or convert the shares of one class into shares of another class.
Each share of a Portfolio, as a series of the Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust.
Shareholder, Trustee and Officer Liability
Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration, however, provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. The Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust, and that a Trustee, officer or employee is liable to the Trust and its shareholders only for his or her bad faith, willful misconduct/willful misfeasance, gross negligence or reckless disregard of his duties. The Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. Any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The provisions of the Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust.
Derivative Actions
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing an action, a shareholder must first make a demand on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected Portfolio.
The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the Independent Trustees determine that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good-faith exercise of their business judgment on behalf of the Trust. Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.
If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.
The Declaration further provides that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates.

The Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.
The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and 3 shares; and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares.
Shares of the Trust are owned through the Life Companies’ separate accounts of the Trust, and through SDAP and SDSP.1 As of March 31, 2018, the ownership of the Trust’s shares is as follows:
	AGL	USL	VALIC	SDAP	SDSP	Seasons Managed Allocation
SA AB Growth Portfolio (Class 1)	48.69%	2.09%	0.00%	0.00%	43.39%	4.82%
SA AB Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA AB Growth Portfolio (Class 3)	93.80%	5.89%	0.31%	0.00%	0.00%	0.00%
Sa AB Small & Mid Cap Value Portfolio (Class 1)[3]	0.25%	0.00%	0.00%	0.00%	99.75%	0.00%
SA AB Small & Mid Cap Value Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA AB Small & Mid Cap Value Portfolio (Class 3)	94.99%	4.87%	0.14%	0.00%	0.00%	0.00%
SA BlackRock VCP Global Multi Asset Portfolio (Class 1)[3]	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA BlackRock VCP Global Multi Asset Portfolio (Class 3)	89.03%	9.20%	1.77%	0.00%	0.00%	0.00%
SA Boston Company Capital Growth Portfolio (Class 1)	1.79%	0.09%	0.00%	63.43%	34.69%	0.00%
SA Boston Company Capital Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Boston Company Capital Growth Portfolio (Class 3)	94.37%	4.61%	1.03%	0.00%	0.00%	0.00%
SA Columbia Technology Portfolio (Class 1)	97.22%	2.78%	0.00%	0.00%	0.00%	0.00%
SA Columbia Technology Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Columbia Technology Portfolio (Class 3)	93.22%	6.29%	0.50%	0.00%	0.00%	0.00%
SA DFA Ultra Short Bond Portfolio (Class 1)	19.57%	0.53%	0.00%	55.35%	19.31%	5.23%
SA DFA Ultra Short Bond Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA DFA Ultra Short Bond Portfolio (Class 3)	92.25%	7.36%	0.39%	0.00%	0.00%	0.00%
SA Dogs of Wall Street Portfolio (Class 1)	18.82%	0.73%	0.00%	0.00%	80.45%	0.00%
SA Dogs of Wall Street Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Dogs of Wall Street Portfolio (Class 3)	93.94%	4.93%	1.14%	0.00%	0.00%	0.00%
SA Emerging Markets Equity Index Portfolio (Class 1)[2]	—	—	—	—	—	—
SA Emerging Markets Equity Index Portfolio (Class 3)[2]	—	—	—	—	—	—
SA Federated Corporate Bond Portfolio (Class 1)	15.19%	0.34%	0.00%	57.55%	20.73%	6.19%
SA Federated Corporate Bond Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Federated Corporate Bond Portfolio (Class 3)	94.26%	5.39%	0.35%	0.00%	0.00%	0.00%
SA Fidelity Institutional AMSM Real Estate Portfolio (Class 1)	30.89%	1.27%	0.00%	34.17%	33.68%	0.00%
SA Fidelity Institutional AMSM Real Estate Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Fidelity Institutional AMSM Real Estate Portfolio (Class 3)	94.50%	5.45%	0.05%	0.00%	0.00%	0.00%
SA Fixed Income Index Portfolio (Class 1)	0.03%	0.00%	0.00%	51.72%	35.18%	12.07%
SA Fixed Income Index Portfolio (Class 3)[3]	86.76%	4.01%	9.23%	0.00%	0.00%	0.00%
SA Fixed Income Intermediate Index Portfolio (Class 1)	96.51%	3.34%	0.15%	0.00%	0.00%	0.00%
SA Fixed Income Intermediate Index Portfolio (Class 3)	0.04%	0.00%	0.00%	49.45%	36.47%	14.05%

	AGL	USL	VALIC	SDAP	SDSP	Seasons Managed Allocation
SA Franklin Small Company Value Portfolio (Class 1)[3]	2.26%	0.00%	0.00%	68.49%	25.43%	3.81%
SA Franklin Small Company Value Portfolio (Class 3)	95.17%	4.68%	0.15%	0.00%	0.00%	0.00%
SA Global Index Allocation 60/40 Portfolio (Class 1)[2]	—	—	—	—	—	—
SA Global Index Allocation 60/40 Portfolio (Class 3) [2]	—	—	—	—	—	—
SA Global Index Allocation 75/25 Portfolio (Class 1) [2]	—	—	—	—	—	—
SA Global Index Allocation 75/25 Portfolio (Class 3)[2]	—	—	—	—	—	—
SA Global Index Allocation 90/10 Portfolio (Class 1) [2]	—	—	—	—	—	—
SA Global Index Allocation 90/10 Portfolio (Class 3) [2]	—	—	—	—	—	—
SA Goldman Sachs Global Bond Portfolio (Class 1)	25.42%	0.78%	0.00%	31.54%	42.27%	0.00%
SA Goldman Sachs Global Bond Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Goldman Sachs Global Bond Portfolio (Class 3)	92.54%	6.97%	0.49%	0.00%	0.00%	0.00%
SA Goldman Sachs Multi-Asset Insights Portfolio (Class 1)	94.80%	4.65%	0.55%	0.00%	0.00%	0.00%
SA Goldman Sachs Multi-Asset Insights Portfolio (Class 3)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Index Allocation 60/40 Portfolio (Class 1)[3]	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Index Allocation 60/40 Portfolio (Class 3)[3]	88.41%	10.18%	1.41%	0.00%	0.00%	0.00%
SA Index Allocation 80/20 Portfolio (Class 1)[3]	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Index Allocation 80/20 Portfolio (Class 3)[3]	83.40%	12.88%	3.72%	0.00%	0.00%	0.00%
SA Index Allocation 90/10 Portfolio (Class 1)[3]	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Index Allocation 90/10 Portfolio (Class 3)[3]	88.56%	6.15%	5.29%	0.00%	0.00%	0.00%
SA International Index Portfolio (Class 1)	0.00%	0.00%	0.00%	40.38%	47.46%	12.15%
SA International Index Portfolio (Class 3)[3]	92.215	0.69%	7.10%	0.00%	0.00%	0.00%
SA Invesco Growth Opportunities Portfolio (Class 1)	8.34%	0.30%	0.00%	85.66%	0.00%	5.70%
SA Invesco Growth Opportunities Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Invesco Growth Opportunities Portfolio (Class 3)	94.85%	5.11%	0.04%	0.00%	0.00%	0.00%
SA Invesco VCP Equity Income Portfolio (Class 1)[3]	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Invesco VCPEquity-Income Portfolio (Class 3)	88.17%	10.66%	1.16%	0.00%	0.00%	0.00%
SA Janus Focused Growth Portfolio (Class 1)	7.62%	0.45%	0.00%	30.48%	61.45%	0.00%
SA Janus Focused Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Janus Focused Growth Portfolio (Class 3)	95.69%	4.03%	0.28%	0.00%	0.00%	0.00%
SA JPMorgan Diversified Balanced Portfolio (Class 1)	96.65%	3.35%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Diversified Balanced Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Diversified Balanced Portfolio (Class 3)	91.45%	7.79%	0.76%	0.00%	0.00%	0.00%
SA JPMorgan Emerging Markets Portfolio (Class 1)	17.37%	0.75%	0.00%	58.13%	14.26%	9.50%
SA JPMorgan Emerging Markets Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Emerging Markets Portfolio (Class 3)	94.85%	4.94%	0.20%	0.00%	0.00%	0.00%
SA JPMorgan Equity-Income Portfolio (Class 1)	16.99%	0.84%	0.00%	51.04%	26.35%	4.77%
SA JPMorgan Equity-Income Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Equity-Income Portfolio (Class 3)	94.90%	4.54%	0.56%	0.00%	0.00%	0.00%
SA JPMorgan Global Equities Portfolio (Class 1)	9.87%	0.28%	0.00%	58.31%	31.54%	0.00%
SA JPMorgan Global Equities Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Global Equities Portfolio (Class 3)	94.70%	5.28%	0.02%	0.00%	0.00%	0.00%

	AGL	USL	VALIC	SDAP	SDSP	Seasons Managed Allocation
SA JPMorgan MFS Core Bond Portfolio (Class 1)	6.41%	0.12%	0.00%	61.05%	27.04%	5.38%
SA JPMorgan MFS Core Bond Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan MFS Core Bond Portfolio (Class 3)	94.02%	5.60%	0.38%	0.00%	0.00%	0.00%
SA JPMorgan Mid-Cap Growth Portfolio (Class 1)	23.51%	1.07%	0.00%	39.32%	29.68%	6.43%
SA JPMorgan Mid-Cap Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Mid-Cap Growth Portfolio (Class 3)	94.76%	5.13%	0.11%	0.00%	0.00%	0.00%
SA Large Cap Growth Index Portfolio (Class 1) [2]	—	—	—	—	—	—
SA Large Cap Growth Index Portfolio (Class 3)[2]	—	—	—	—	—	—
SA Large Cap Index Portfolio (Class 1)	0.78%	0.00%	0.00%	58.01%	38.16%	3.04%
SA Large Cap Index Portfolio (Class 3)	96.56%	3.44%	0.00%	0.00%	0.00%	0.00%
SA Large Cap Value Index Portfolio (Class 1) [2]	—	—	—	—	—	—
SA Large Cap Value Index Portfolio (Class 3) [2]	—	—	—	—	—	—
SA Legg Mason BW Large Cap Value Portfolio (Class 1)	45.66%	1.52%	0.00%	28.91%	21.91%	2.00%
SA Legg Mason BW Large Cap Value Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Legg Mason BW Large Cap Value Portfolio (Class 3)	95.87%	3.97%	0.16%	0.00%	0.00%	0.00%
SA Legg Mason Tactical Opportunities Portfolio (Class 1)	91.28%	4.54%	4.18%	0.00%	0.00%	0.00%
SA Legg Mason Tactical Opportunities Portfolio (Class 3)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA MFS Blue Chip Growth Portfolio (Class 1)	2.07%	0.16%	0.00%	81.34%	9.16%	7.28%
SA MFS Blue Chip Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA MFS Blue Chip Growth Portfolio (Class 3)	94.00%	5.46%	0.54%	0.00%	0.00%	0.00%
SA MFS Massachusetts Investors Trust Portfolio (Class 1)	7.56%	0.39%	0.00%	47.65%	44.40%	0.00%
SA MFS Massachusetts Investors Trust Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA MFS Massachusetts Investors Trust Portfolio (Class 3)	95.47%	4.20%	0.33%	0.00%	0.00%	0.00%
SA MFS Telecom Utility Portfolio (Class 1)	94.93%	5.07%	0.00%	0.00%	0.00%	0.00%
SA MFS Telecom Utility Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA MFS Telecom Utility Portfolio (Class 3)	94.13%	5.73%	0.14%	0.00%	0.00%	0.00%
SA MFS Total Return Portfolio (Class 1)	97.82%	2.18%	0.00%	0.00%	0.00%	0.00%
SA MFS Total Return Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA MFS Total Return Portfolio (Class 3)	96.42%	3.35%	0.22%	0.00%	0.00%	0.00%
SA Mid Cap Index Portfolio (Class 1)	0.00%	0.00%	0.00%	48.64%	47.58%	3.78%
SA Mid Cap Index Portfolio (Class 3)[3]	88.50%	0.24%	11.26%	0.00%	0.00%	0.00%
SA Morgan Stanley International Equities Portfolio (Class 1)	9.09%	0.41%	0.00%	72.80%	11.20%	6.51%
SA Morgan Stanley International Equities Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Morgan Stanley International Equities Portfolio (Class 3)	94.53%	5.00%	0.47%	0.00%	0.00%	0.00%
SA Oppenheimer Main Street Large Cap Portfolio (Class 1)	10.85%	0.47%	0.00%	0.00%	79.10%	9.57%
SA Oppenheimer Main Street Large Cap Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Oppenheimer Main Street Large Cap Portfolio (Class 3)	95.05%	3.90%	1.05%	0.00%	0.00%	0.005
SA PIMCO VCP Tactical Balanced Portfolio (Class 1)[3]	6.41%	0.12%	0.00%	61.05%	27.04%	5.38%
SA PIMCO VCP Tactical Balanced Portfolio (Class 3)	89.08%	9.27%	1.66%	0.00%	0.00%	0.00%
SA PineBridge High-Yield Bond Portfolio (Class 1)	29.20%	1.21%	0.00%	41.63%	18.89%	9.07%
SA PineBridge High-Yield Bond Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA PineBridge High-Yield Bond Portfolio (Class 3)	94.85%	4.71%	0.43%	0.00%	0.00%	0.00%

	AGL	USL	VALIC	SDAP	SDSP	Seasons Managed Allocation
SA Putnam International Growth and Income Portfolio (Class 1)	26.18%	1.12%	0.00%	0.00%	64.42%	8.28%
SA Putnam International Growth and Income Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Putnam International Growth and Income Portfolio (Class 3)	94.52%	5.40%	0.09%	0.00%	0.00%	0.00%
SA Schroders VCP Global Allocation Portfolio (Class 1)[3]	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Schroders VCP Global Allocation Portfolio (Class 3)	87.82%	9.95%	2.23%	0.00%	0.00%	0.00%
SA Small Cap Index Portfolio (Class 1)	0.00%	`0.00%	0.00%	40.77%	42.63%	16.60%
SA Small Cap Index Portfolio (Class 3)[3]	92.01%	0.00%	7.99%	0.00%	0.00%	0.00%
SA T. Rowe Price Asset Allocation Growth Portfolio (Class 1)	90.32%	7.20%	2.48%	0.00%	0.00%	0.00%
SA T. Rowe Price Asset Allocation Growth Portfolio (Class 3)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA T. Rowe Price VCP Balanced Portfolio (Class 1)[3]	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA T. Rowe Price VCP Balanced Portfolio (Class 3)	89.03%	9.20%	1.77%	0.00%	0.00%	0.00%
SA Templeton Foreign Value Portfolio (Class 1)[3]	0.03%	0.00%	0.00%	51.77%	48.20%	0.00%
SA Templeton Foreign Value Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Templeton Foreign Value Portfolio (Class 3)	95.53%	4.37%	0.10%	0.00%	0.00%	0.00%
SA VCP Dynamic Allocation Portfolio (Class 1) [3]	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA VCP Dynamic Allocation Portfolio (Class 3)	91.83%	7.67%	0.51%	0.00%	0.00%	0.00%
SA VCP Dynamic Strategy Portfolio (Class 1)[3]	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA VCP Dynamic Strategy Portfolio (Class 3)	90.02%	9.19%	0.80%	0.00%	0.00%	0.00%
SA VCP Index Allocation Portfolio (Class 1)	88.17%	10.66%	1.16%	0.00%	0.00%	0.00%
SA VCP Index Allocation Portfolio (Class 3)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA WellsCap Aggressive Growth Portfolio (Class 1)	55.46%	2.09%	0.00%	42.45%	0.00%	0.00%
SA WellsCap Aggressive Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA WellsCap Aggressive Growth Portfolio (Class 3)	91.26%	8.34%	0.40%	0.00%	0.00%	0.00%
SA WellsCap Fundamental Growth Portfolio (Class 1)	59.90%	2.70%	0.00%	37.40%	0.00%	0.00%
SA WellsCap Fundamental Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA WellsCap Fundamental Growth Portfolio (Class 3)	95.20%	4.80%	0.00%	0.00%	0.00%	0.00%

[1]	Shares of the Trust are owned through the Life Companies’ separate accounts, through SDAP and SDSP of the Trust, and through the Seasons Managed Allocation Portfolios of the Seasons Series Trust for which SunAmerica serves as investment adviser and that are managed as “funds of funds.”
[2]	The Portfolio commenced operations on May 1, 2018, so there were no Class 1 shares or Class 3 shares of the Portfolio outstanding as of March 31, 2018.
[3]	AGL owns a portion of the Portfolio shares directly.
PRICE OF SHARES
Shares of the Trust are currently offered only to the Separate Accounts of the Life Companies. The Trust is open for business on any day the NYSE is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). Each Portfolio calculates the NAV of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The Board is responsible for the share valuation process and has adopted a policy and procedure (the “PRC Procedures”) for valuing the securities and other assets held by a Portfolio, including procedures for the fair valuation securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee that is responsible for, among other things, making certain determinations in connection with a Portfolio’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other portfolios. A description of the pricing procedures that are generally used to value the securities held by the Portfolio are described below.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.
As of the close of regular trading on the NYSE, securities traded primarily on exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, a Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Futures contracts traded on national exchanges are valued at the quoted daily settlement price established by the exchange on which they trade as reported by a Board-approved pricing service. Option contracts traded on national exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange for which they are traded. Option contracts traded OTC will be valued based at the mid-valuation provided by a Board-approved pricing service. Swaptions and other option derivatives (i.e., straddle options) are valued at a mid-valuation provided by a Board-approved pricing service. Swap contracts traded on national exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid-valuation provided by a Board-approved pricing service. Swap contracts traded OTC will be valued at a mid-valuation provided by a Board-approved pricing service. Investments in registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service. The pricing services may use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option-adjusted spreads models, prepayments projections, interest-rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.
Senior floating-rate loans are valued at the average of available bids in the market for such loans, as provided by a Board-approved loan pricing service.
Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, available from the broadest and most representative market, that may be either a securities exchange or OTC market.
Each business day, the Portfolios’ NAVs are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Variable Contracts.
PORTFOLIO TRANSACTIONS AND BROKERAGE
As discussed in the Prospectus, the Adviser or a Subadviser is responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.
It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including, without limitation: the economic result to the Portfolio (involving both price paid or received and any commissions and other costs); the value of the expected contribution of the broker through brokerage and research services to the investment performance of the Portfolio and other clients of the

Adviser or a Subadviser through client commission benefits, as discussed below; the timeliness and efficiency with which the transaction is effected where a large block is involved; the availability of the broker to stand ready to execute potentially difficult transactions; and the financial strength, reliability, integrity, operational capabilities and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares are not considered in the selection of a broker to execute transactions in portfolio securities for a Portfolio.
A factor in the selection of brokers is the receipt of research services—analyses and reports concerning markets, issuers, industries, securities, economic factors and trends—and other statistical and factual information. Research services may come in the form of research reports via electronic delivery or print, oral discussions and personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or a Subadviser.
The Adviser or a Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged for executing the same transaction, if in its view the greater commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer to the Adviser or a Subadviser viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or a Subadviser. No specific value can be determined for research services furnished without cost to the Adviser or a Subadviser by a broker. The Adviser or a Subadviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser or a Subadviser’s research and analysis. However, to the extent that research services of value are provided by broker- dealers with or through whom the Adviser or a Subadviser places the Portfolio’s portfolio transactions, the Adviser or a Subadviser may be relieved of expenses it might otherwise bear. The Adviser or a Subadviser does not seek to allocate to any particular client account the relative costs or benefits of research services received from a broker-dealer. Rather, the Adviser or a Subadviser believes that any research services received from a broker-dealer are, in the aggregate, of assistance to the Adviser or a Subadviser in fulfilling its overall responsibilities to its clients. Therefore, it may tend to benefit the Portfolios by improving the quality of the Adviser or a Subadvisers’ investment advice. Accordingly, research services furnished by broker-dealers may be used in servicing some or all client accounts and not all services may be used in connection with the Portfolio or account that paid commissions to the broker-dealer providing such services. As discussed below, certain transactions do not generate brokerage commissions and therefore client accounts that trade in such assets, including a Portfolio, may benefit from, or be “cross-subsidized” by, research services received by the Adviser or a Subadviser through accounts that pay brokerage commissions. The investment advisory fees paid by a Portfolio are not reduced because the Adviser or a Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser or a Subadviser may designate the use of broker-dealers who have agreed to provide the Adviser or a Subadvisers with certain statistical, research and other information.
Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board may instruct the Adviser or a Subadviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Portfolio expenses, including, for example, custody expenses. The brokerage of one Portfolio will not be used to help pay the expenses of any other AIG mutual fund. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through expense offset arrangements resulting in broker commission recapture will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements.
A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. The Board has determined that certain directed brokerage arrangements are in the best interest of each Portfolio and its shareholders and, therefore, has conveyed the information to the Adviser or a Subadviser. A Portfolio may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a directed brokerage transactions, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. These credits are in hard dollars and could be used to offset the Portfolio’s custody expenses or to pay other Portfolio expenses (excluding expenses payable to affiliates). By entering into a directed brokerage arrangement, a Portfolio can reduce expenses reported to shareholders in its statement or operations, fee table and expense ratio and can increase its reported yield. To the extent SunAmerica or any “affiliated person”, as that term is defined by the 1940 Act, has agreed to waive or reimburse any amounts otherwise payable to them by a Portfolio or reimburse the Portfolio’s expenses (collectively “Expense Waivers”), any amount of commissions used to pay operating expenses of a Portfolio shall not reduce amounts of expenses borne by SunAmerica or its affiliate under such Expense Waivers, but shall instead be used solely to reduce expenses borne to the Portfolio to a lower level than the Portfolio would have borne after giving full effect to the Expense Waivers.
Although the objectives of other accounts or investment companies that the Adviser or a Subadviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by a Portfolio and one or more other accounts or investment companies that the Adviser or a Subadviser manages. However, the position of each account or company in the securities of the same issuer may vary with the length of time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Portfolio and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser or a Subadviser. The Adviser or a Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.
Under the European Union’s (the “EU”) Markets in Financial Instruments Directive (“MiFID II”), investment managers in the EU may not use client brokerage commissions to pay for research from brokers. Investment managers in the EU are instead required to either pay for research out of their own profit and loss or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. To the extent a Subadviser is located in the EU, it will be subject to the restrictions of MiFID II in connection with its management of a Fund.
Certain transactions in portfolio securities may be principal transactions with issuers and dealers at net prices which entail no brokerage commissions, while other transactions such as those on a national securities exchange are on an agency basis. When a Portfolio purchases or sells securities or financial futures on an exchange, it pays a commission to any broker or futures commission merchant executing the transaction. When a Portfolio purchases securities from a market-maker, it pays no commission but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The Adviser or a Subadviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.
Commission Recapture Program. Effective December 1, 2004, the Trust implemented a commission recapture program. The Board determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the Subadvisers. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of its commission to the respective Portfolio. A Portfolio may participate in a commission recapture program, provided the Portfolio Manager(s) can obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the commission recapture program.
The following table reflects the commission recapture activity for the fiscal year ended January 31, 2018.
	2018
Portfolio	Amount ($)	% of Assets
SA AB Growth	$ 1,486	0.00%

	2018
Portfolio	Amount ($)	% of Assets
SA AB Small & Mid Cap Value	$34,514	0.01%
SA BlackRock VCP Global Multi Asset	—	—
SA Boston Company Capital Growth	28,251	0.01%
SA Columbia Technology	16,756	0.02%
SA DFA Ultra Short Bond	—	—
SA Dogs of Wall Street	—	—
SA Emerging Markets Equity Index	—	—
SA Federated Corporate Bond	—	—
SA Fidelity Institutional AM Real Estate	15,066	0.00%
SA Fixed Income Index	—	—
SA Fixed Income Intermediate Index	—	—
SA Franklin Small Company Value	—	—
SA Global Index Allocation 60/40	—	—
SA Global Index Allocation 75/25	—	—
SA Global Index Allocation 90/10	—	—
SA Goldman Sachs Global Bond	—	—
SA Goldman Sachs Multi-Asset Insights	—	—
SA Index Allocation 60-40	—	—
SA Index Allocation 80-20	—	—
SA Index Allocation 90-10	—	—
SA International Index	—	—
SA Invesco Growth Opportunities	8,914	0.00%
SA Invesco VCP Equity-Income	13,378	0.00%
SA Janus Focused Growth	6,787	0.00%
SA JPMorgan Diversified Balanced	2,436	0.00%
SA JPMorgan Emerging Markets	7,341	0.00%
SA JPMorgan Equity-Income	7,732	0.00%
SA JPMorgan Global Equities	6,592	0.00%
SA JPMorgan MFS Core Bond	—	—
SA JPMorgan Mid-Cap Growth	5,286	0.00%
SA Large Cap Growth Index	—	—
SA Large Cap Index	—	—
SA Large Cap Value Index	—	—
SA Legg Mason BW Large Cap Value	15,997	0.00%
SA Legg Mason Tactical Opportunities	3	0.00%
SA MFS Blue Chip Growth	—	—
SA MFS Massachusetts Investors Trust	21,298	0.00%
SA MFS Telecom Utility	2,866	0.01%
SA MFS Total Return	3,741	0.00%
SA Mid Cap Index	—	—
SA Morgan Stanley International Equities	5,111	0.00%
SA Oppenheimer Main Street Large Cap	—	—
SA PIMCO VCP Tactical Balanced	—	—
SA PineBridge High-Yield Bond	—	—
SA Putnam International Growth and Income	3,262	0.00%
SA Schroders VCP Global Allocation	—	—
SA Small Cap Index	—	—
SA T. Rowe Price Asset Allocation Growth	—	—
SA T. Rowe Price VCP Balanced	74	0.00%

	2018
Portfolio	Amount ($)	% of Assets
SA Templeton Foreign Value	$ 1,619	0.00%
SA VCP Dynamic Allocation	—	—
SA VCP Dynamic Strategy	—	—
SA VCP Index Allocation	—	—
SA WellsCap Aggressive Growth	4,374	0.00%
SA WellsCap Fundamental Growth	1,885	0.00%
Brokerage Commissions
The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers of such Portfolios for the last three fiscal years ended January 31.
2018 Brokerage Commissions
Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers
SA AB Growth	$110,011	—	—	—
SA AB Small & Mid Cap Value	294,772	—	—	—
SA BlackRock VCP Global Multi Asset	192,845	—	—	—
SA Boston Company Capital Growth	149,499	—	—	—
SA Columbia Technology	64,625	—	—	—
SA DFA Ultra Short Bond	—	—	—	—
SA Dogs of Wall Street	58,705	—	—	—
SA Emerging Markets Equity Index	—	—	—	—
SA Federated Corporate Bond	—	—	—	—
SA Fidelity Institutional AM Real Estate	272,980	$15,768	5.78%	4.68%
SA Fixed Income Index	1,738	—	—	—
SA Fixed Income Intermediate Index	879	—	—	—
SA Franklin Small Company Value	163,793	—	—	—
SA Global Index Allocation 60/40	—	—	—	—
SA Global Index Allocation 75/25	—	—	—	—
SA Global Index Allocation 90/10	—	—	—	—
SA Goldman Sachs Global Bond	—	—	—	—
SA Goldman Sachs Multi-Asset Insights	386	—	—	—
SA Index Allocation 60-40	—	—	—	—
SA Index Allocation 80-20	—	—	—	—
SA Index Allocation 90-10	—	—	—	—
SA International Index	236,463	—	—	—
SA Invesco Growth Opportunities	153,834	5,596	3.64%	12.84%
SA Invesco VCP Equity-Income	292,408	5,897	2.02%	6.88%
SA Janus Focused Growth	96,659	—	—	—
SA JPMorgan Diversified Balanced	65,174	—	—	—
SA JPMorgan Emerging Markets	341,435	—	—	—
SA JPMorgan Equity-Income	99,752	—	—	—
SA JPMorgan Global Equities	470,028	—	—	—
SA JPMorgan MFS Core Bond	—	—	—	—
SA JPMorgan Mid-Cap Growth	93,441	—	—	—
SA Large Cap Growth Index	—	—	—	—
SA Large Cap Index	50,074	—	—	—

Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers
SA Large Cap Value Index	—	—	—	—
SA Legg Mason BW Large Cap Value	$451,436	—	—	—
SA Legg Mason Tactical Opportunities	2,981	—	—	—
SA MFS Blue Chip Growth	145,877	—	—	—
SA MFS Massachusetts Investors Trust	132,433	—	—	—
SA MFS Telecom Utility	21,527	—	—	—
SA MFS Total Return	62,242	—	—	—
SA Mid Cap Index	45,473	—	—	—
SA Morgan Stanley International Equities	215,965	—	—	—
SA Oppenheimer Main Street Large Cap	138,306	$1,603	1.16%	0.56%
SA PIMCO VCP Tactical Balanced	—	—	—	—
SA PineBridge High-Yield Bond	—	—	—	—
SA Putnam International Growth and Income	137,012	—	—	—
SA Schroders VCP Global Allocation	157,603	—	—	—
SA Small Cap Index	80,508	—	—	—
SA T. Rowe Price Asset Allocation Growth	3,163	—	—	—
SA T. Rowe Price VCP Balanced	199,424	—	—	—
SA Templeton Foreign Value	635,715	—	—	—
SA VCP Dynamic Allocation	—	—	—	—
SA VCP Dynamic Strategy	—	—	—	—
SA VCP Index Allocation	—	—	—	—
SA WellsCap Aggressive Growth	96,533	—	—	—
SA WellsCap Fundamental Growth	79,990	—	—	—

2017 Brokerage Commissions
Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers
SA WellsCap Aggressive Growth	$136,486	—	—	—
SA JPMorgan Diversified Balanced	77,702	—	—	—
SA MFS Blue Chip Growth	155,275	—	—	—
SA Boston Company Capital Growth	119,598	—	—	—
SA Federated Corporate Bond	3	—	—	—
SA Dogs of Wall Street	114,512	—	—	—
SA JPMorgan Emerging Markets	674,284	$ 175	0.03%	0.03%
SA Oppenheimer Main Street Large Cap	103,076	1,467	1.42%	1.14%
SA Templeton Foreign Value	714,285	—	—	—
SA Wells Cap Fundamental Growth	130,069	—	—	—
SA Goldman Sachs Global Bond	—	—	—	—
SA JPMorgan Global Equities	507,444	2,660	0.52%	0.56%
SA JPMorgan Equity-Income	182,460	—	—	—
SA Invesco Growth Opportunities	232,527	—	—	—
SA PineBridge High-Yield Bond	—	—	—	—
SA Morgan Stanley International Equities	348,097	—	—	—
SA Putnam International Growth and Income	199,995	—	—	—
SA JPMorgan Mid-Cap Growth	120,610	—	—	—
SA Fidelity Institutional AMSM Real Estate	406,638	18,567	4.57%	3.18%
SA AB Growth	187,194	—	—	—
SA BlackRock VCP Global Multi Asset	256,871	—	—	—
SA Janus Focused Growth	165,151	—	—	—
SA JPMorgan MFS Core Bond		—	—	—
SA Large Cap Index	40,170	—	—	—
SA Legg Mason BW Large Cap Value	458,804	—	—	—
SA MFS Massachusetts Investors Trust	186,284	—	—	—
SA MFS Total Return	82,254	—	—	—
SA Schroders VCP Global Allocation	57,265	—	—	—
SA T. Rowe Price VCP Balanced	129,193	—	—	—
SA AB Small & Mid Cap Value	718,883	—	—	—
SA Franklin Small Company Value	273,275	—	—	—
SA VCP Dynamic Allocation	—	—	—	—
SA VCP Dynamic Strategy	—	—	—	—
SA Columbia Technology	48,961	—	—	—
SA MFS Telecom Utility	25,012	—	—	—
SA DFA Ultra Short Bond	—	—	—	—
SA PIMCO VCP Tactical Balanced	—	—	—	—
SA Invesco VCP Equity-Income	266,334	—	—	—

2016 Brokerage Commissions
Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers
SA WellsCap Aggressive Growth	$175,645	—	—	—
SA JPMorgan Diversified Balanced	58,945	—	—	—
SA MFS Blue Chip Growth	108,902	—	—	—
SA Boston Company Capital Growth	52,109	—	—	—
SA Federated Corporate Bond	353	—	—	—
SA Dogs of Wall Street	167,902	—	—	—
SA JPMorgan Emerging Markets	724,844	$8,147	1.12%	0.40%
SA Oppenheimer Main Street Large Cap	146,245	2,178	1.49%	0.16%
SA Templeton Foreign Value	841,871	—	—	—
SA Wells Cap Fundamental Growth	287,131	—	—	—
SA Goldman Sachs Global Bond	—	—	—	—
SA JPMorgan Global Equities	325,611	7,621	2.34%	0.48%
SA JPMorgan Equity-Income	148,856	—	—	—
SA Invesco Growth Opportunities	268,728	—	—	—
SA PineBridge High-Yield Bond	—	—	—	—
SA Morgan Stanley International Equities	295,724	—	—	—
SA Putnam International Growth and Income	252,927	—	—	—
SA JPMorgan Mid-Cap Growth	131,449	—	—	—
SA Fidelity Institutional AMSM Real Estate	542,378	2,248	0.41%	0.11%
SA AB Growth	246,143	—	—	—
SA BlackRock VCP Global Multi Asset	1,668	—	—	—
SA Janus Focused Growth	114,193	—	—	—
SA JPMorgan MFS Core Bond	3,450	—	—	—
SA Large Cap Index	75,061	—	—	—
SA Legg Mason BW Large Cap Value	774,926	—	—	—
SA MFS Massachusetts Investors Trust	232,833	—	—	—
SA MFS Total Return	85,267	—	—	—
SA Schroders VCP Global Allocation	141	—	—	—
SA T. Rowe Price VCP Balanced	1,552	—	—	—
SA AB Small & Mid Cap Value	702,204	—	—	—
SA Franklin Small Company Value	289,086	—	—	—
SA VCP Dynamic Allocation	—	—	—	—
SA VCP Dynamic Strategy	—	—	—	—
SA Columbia Technology	—	—	—	—
SA MFS Telecom Utility	53,977	—	—	—
SA DFA Ultra Short Bond	—	—	—	—
SA PIMCO VCP Tactical Balanced	467	—	—	—
SA Invesco VCP Equity-Income	224,985	—	—	—
In addition, for the fiscal year ended January 31, 2018, the Portfolios directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Portfolios’ Subadvisers:
Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
SA AB Growth Portfolio	$ 486,249,173	$ 62,036
SA AB Small & Mid Cap Value Portfolio	267,704,992	125,388
SA BlackRock VCP Global Multi Asset Portfolio	71,649,521	24,611
SA Boston Company Capital Growth Portfolio	176,081,449	47,316

Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
SA Columbia Technology Portfolio	$ 9,831,545	$ 6,863
SA DFA Ultra Short Bond Portfolio	0	0
SA Dogs of Wall Street Portfolio	449,128,196	58,705
SA Emerging Markets Equity Index Portfolio*	—	—
SA Federated Corporate Bond Portfolio	340,177,534	5,850
SA Fidelity Institutional AMSM Real Estate Portfolio	0	105,242
SA Fixed income Intermediate Index Portfolio	0	0
Sa Fixed Income Index Portfolio	0	0
SA Franklin Small Company Value Portfolio	219,116,525	68,600
SA Global Index Allocation 60/40 Portfolio*	—	—
SA Global Index Allocation 75/25 Portfolio*	—	—
SA Global Index Allocation 90/10 Portfolio*	—	—
SA Goldman Sachs Global Bond Portfolio	0	0
SA Goldman Sachs Multi-Asset Insights Portfolio	0	0
SA International Index Portfolio	407,114,311	236,709
SA Index Allocation 60/40 Portfolio	0	0
SA Index Allocation 80/20 Portfolio	0	0
SA Index Allocation 90/10 Portfolio	0	0
SA Invesco Growth Opportunities Portfolio	370,099,654	293,168
SA Invesco VCP Equity-Income Portfolio	3,892,692,134	2,747,529
SA Janus Focused Growth Portfolio	2,608,837,915	91,722
SA JPMorgan Diversified Balanced Portfolio	0	0
SA JPMorgan Emerging Markets Portfolio	0	0
SA JPMorgan Equity-Income Portfolio	0	0
SA JPMorgan Global Equities Portfolio	0	0
SA JPMorgan MFS Core Bond Portfolio	0	0
SA JPMorgan Mid-Cap Growth Portfolio	0	0
SA Large Cap Growth Index Portfolio*	—	—
SA Large Cap Index Portfolio	658,951,198	53,636
SA Large Cap Value Index Portfolio*	—	—
SA Legg Mason BW Large Cap Value Portfolio	106,051,226	88,899
SA Legg Mason Tactical Opportunities Portfolio	0	0
SA MFS Blue Chip Growth Portfolio	772,383,293	145,437
SA MFS Massachusetts Investors Trust Portfolio	295,967,430	90,503
SA MFS Telecom Utility Portfolio	17,918,710	14,767
SA MFS Total Return Portfolio	174,842,506	54,930
SA Mid Cap Index Portfolio	230,637,999	45,481
SA Morgan Stanley International Equities Portfolio	0	0
SA Oppenheimer Main Street Large Cap Portfolio	347,582,566	136,764
SA PIMCO VCP Tactical Balanced Portfolio	0	0
SA PineBridge High-Yield Bond Portfolio	0	0
SA Putnam International Growth and Income Portfolio	163,227,045	137,018
SA Schroders VCP Global Allocation Portfolio	12,340,581	5,141
SA Small Cap Index Portfolio	526,792,203	80,611
SA Templeton Foreign Value Portfolio	433,575,314	226,836
SA T. Rowe Price Asset Allocation Growth Portfolio	0	0
SA T. Rowe Price VCP Balanced Portfolio	450,666,667	10,633
SA VCP SunAmerica Dynamic Allocation Portfolio	0	0

Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
SA VCP SunAmerica Dynamic Strategy Portfolio	$ 0	$ 0
SA VCP Index Allocation Portfolio	0	0
SA WellsCap Aggressive Growth	60,586,940	30,084
SA WellsCap Fundamental Growth Portfolio	66,169,452	21,783
* Portfolio did not commence operations until May 1, 2018
The policy of the Trust with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.
The following table sets forth the value of the Portfolio’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of January 31, 2018.
Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA AB Growth	State Street Corp.	D	$ 56,244
SA AB Small & Mid Cap Value	State Street Corp.	D	4,711
SA BlackRock VCP Global Multi Asset	Bank of America Corporation	E	1,661
	Citigroup, Inc.	E	709
	Goldman Sachs Group, Inc.	E	873
	JP Morgan Chase & Co.	E	2,623
	Morgan Stanley	E	328
	Nomura Holdings, Inc.	E	242
	Societe Generale	E	322
	State Street Corp.	D	280,339
	State Street Corp.	E	279
	UBS AG	E	1,049
SA Boston Company Capital Growth	State Street Corp.	D	12,908
SA Columbia Technology	None	N/A	N/A
SA DFA Ultra Short Bond	Bank of Montreal	D	3,696
	Royal Bank of Canada	D	8,194
	State Street Corp.	E	4,608
SA Dogs of Wall Street	None	N/A	N/A
SA Emerging Markets Equity Index	None	N/A	N/A
SA Federated Corporate Bond	Bank of America Corporation	D	29,767
	Citigroup, Inc.	D	24,190
	Goldman Sachs Group, Inc.	D	14,241
	Goldman Sachs Group, Inc.	E	3,124
	JP Morgan Chase & Co.	D	19,901
	Morgan Stanley	D	26,588
	State Street Corp.	D	17,315
	Wells Fargo & Company	D	17,467

Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA Fixed Income Index	Bank of America Corporation	D	1,182
	Bank of New York Mellon Corp.	D	915
	Barclays PLC	D	1,056
	JPMorgan Chase & Co.	D	1,350
	Royal Bank of Canada	D	497
	State Street Corp.	D	861
SA Fixed Income Intermediate Index	Bank of America Corporation	D	1,242
	Bank of New York Mellon Corp.	D	685
	Barclays PLC	D	1,200
	JPMorgan Chase & Co.	D	1,308
SA Franklin Small Company Value	None	N/A	N/A
SA Global Index Allocation 60/40	None	N/A	N/A
SA Global Index Allocation 75/25	None	N/A	N/A
SA Global Index Allocation 90/10	None	N/A	N/A
SA Goldman Sachs Global Bond	Bank of America Corporation	D	2,875
	BNP Paribas	D	2,027
	Citigroup, Inc.	D	2,255
	Credit Suisse Group AG	D	1,093
	JPMorgan Chase & Co.	D	913
	Morgan Stanley	D	1,450
	State Street Corp.	E	26,137
SA Goldman Sachs Multi-Asset Insights	Bank of America Corporation	E	3
	JPMorgan Chase & Co.	E	16
SA Index Allocation 60-40	None	N/A	N/A
SA Index Allocation 80-20	None	N/A	N/A
SA Index Allocation 90-10	None	N/A	N/A
SA International Index	Barclays PLC	E	1,109
	Deutsche Bank AG	E	873
	UBS AG	E	1,695
SA Invesco Growth Opportunities	State Street Corp.	D	11,090
SA Invesco VCP Equity-Income	Citigroup, Inc.	D	2,482
	Citigroup,Inc.	E	61,326
	Goldman Sachs Group, Inc.	E	14,923
	Goldman Sachs Group, Inc.	D	8,976
	JP Morgan Chase & Co	E	44,816
	JP Morgan Chase & Co	D	5,113
	Royal Bank of Canada	D	3,430
	Societe Generale	D	415
	State Street Corp.	E	17,853
	State Street Corp.	D	72,344
	UBS AG	D	1,030
	Wells Fargo & Company	E	32
	Wells Fargo & Company	D	653

Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA Janus Focused Growth	Citigroup, Inc.	E	11,628
	Goldman Sachs Group, Inc.	E	8,605
SA JPMorgan Diversified Balanced	Bank of America Corporation	E	4,803
	Bank of America Corporation	D	1,344
	Barclays PLC	D	248
	Citigroup, Inc.	E	4,157
	Citigroup, Inc.	D	1,393
	Credit Suisse Group AG	E	228
	Credit Suisse Group AG	D	268
	Goldman Sachs Group, Inc.	E	181
	Goldman Sachs Group, Inc.	D	1,937
	Morgan Stanley	D	2,167
	Morgan Stanley	E	1,454
	UBS AG	D	642
	Wells Fargo & Company	E	161
	Wells Fargo & Company	D	792
SA JPMorgan Emerging Markets	State Street Corp.	D	4,559
SA JPMorgan Equity-Income	State Street Corp.	D	21,680
SA JPMorgan Global Equities	Bank of America Corporation	E	6,963
	Citigroup, Inc.	E	5,953
	Morgan Stanley	E	2,987
	State Street Corp.	E	2,401
SA JPMorgan MFS Core Bond	Bank of America Corporation	E	6,120
	Bank of America Corporation	D	26,056
	Barclays PLC	D	3,854
	Citigroup, Inc.	D	14,539
	Deutsche Bank AG	D	926
	Goldman Sachs Group, Inc.	D	27,515
	JP Morgan Chase & Co.	D	22,979
	Morgan Stanley	D	28,215
	State Street Corp.	E	38,210
	State Street Corp.	D	628
	UBS AG	D	7,603
SA JPMorgan Mid-Cap Growth	None	N/A	N/A
SA Large Cap Growth Index	None	N/A	N/A
SA Large Cap Index	Bank of America Corporation	E	26,146
	Goldman Sachs Group, Inc.	E	7,916
	State Street Corp.	E	3,441
	Wells Fargo & Company	E	24,555
SA Large Cap Value Index	None	N/A	N/A
SA Legg Mason BW Large Cap Value	JPMorgan Chase & Co.	E	71,808
	State Street Corp.	E	16,709

Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA Legg Mason Tactical Opportunities	Bank of America Corporation	D	60
	Bank of America Corporation	E	23
	Bank of New York Mellon Corp.	D	41
	Bank of New York Mellon Corp.	E	15
	Barclays PLC	E	11
	Goldman Sachs Group, Inc.	D	63
	Goldman Sachs Group, Inc.	E	9
	JPMorgan Chase & Co.	D	63
	JPMorgan Chase & Co.	E	143
	Morgan Stanley	E	9
	State Street Corp.	E	749
	UBS AG	E	19
	US Bancorp Investments, Inc.	D	63
	US Bancorp Investments, Inc.	E	30
SA MFS Blue Chip Growth	None	N/A	N/A
SA MFS Massachusetts Investors Trust	Bank of America Corporation	E	39,613
	Goldman Sachs Group, Inc.	E	26,084
	JP Morgan Chase & Co	E	48,912
	Morgan Stanley	E	17,425
SA MFS Telecom Utility	None	N/A	N/A
SA MFS Total Return	Bank of America Corporation	E	4,533
	Bank of America Corporation	D	3,391
	Citigroup, Inc.	D	708
	Citigroup, Inc.	E	6,443
	Credit Suisse Group AG	D	268
	Goldman Sachs Group, Inc.	E	4,850
	Goldman Sachs Group, Inc.	D	1,429
	JP Morgan Chase & Co	D	3,881
	JP Morgan Chase & Co.	E	11,935
	Morgan Stanley	E	1,390
	Morgan Stanley	D	4,339
	State Street Corp.	E	2,641
	UBS AG	E	1,006
	UBS AG	D	1,838
	Wells Fargo & Company	D	911
	Wells Fargo & Company	E	4,153
SA Mid Cap Index	None	N/A	N/A
SA Morgan Stanley International Equities	Mizuho Financial Group	E	4,291
SA Oppenheimer Main Street Large Cap	Citigroup, Inc.	E	15,392

Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA PIMCO VCP Tactical Balanced	Bank of America Corporation	D	2,046
	Bank of New York Mellon Corp.	D	197
	Barclays PLC	D	130,772
	Citigroup, Inc.	D	7,877
	Credit Suisse Group AG	D	5,411
	Deutsche Bank AG	D	1,339
	Goldman Sachs Group, Inc.	D	1,358
	JP Morgan Chase & Co.	D	314,200
	Morgan Stanley	D	1,881
SA PineBridge High-Yield Bond	None	N/A	N/A
SA Putnam International Growth and Income	Bank of America Corporation	D	3,469
	Credit Suisse Group AG	E	2,288
	UBS AG	E	2,811
SA Fidelity Institutional AM Real Estate	State Street Corp.	D	2,406
SA Schroders VCP Global Allocation	Bank of America Corporation	E	2,899
	Bank of America Corporation	D	5,899
	Barclays PLC	E	1,041
	Barclays PLC	D	1,254
	Citigroup, Inc.	E	2,095
	Citigroup, Inc.	D	5,075
	Deutsche Bank AG	E	811
	Goldman Sachs Group, Inc.	E	1,232
	Goldman Sachs Group, Inc.	D	3,688
	HSBC Holdings PLC	E	382
	HSBC Holdings PLC	D	1,009
	JP Morgan Chase & Co.	E	3,216
	JP Morgan Chase & Co.	D	4,764
	Morgan Stanley	D	4,639
	Societe Generale	E	935
	State Street Corp.	E	166,735
	UBS AG	E	702
	UBS AG	D	1,539
	Wells Fargo & Company	E	2,289
SA Small Cap Index	None	N/A	N/A

Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA T. Rowe Price Asset Allocation Growth	Bank of America Corporation	D	76
	Bank of America Corporation	E	16
	Barclays PLC	E	5
	Citigroup, Inc.	D	77
	Citigroup, Inc.	E	94
	Goldman Sachs Group, Inc.	D	74
	HSBC Holdings PLC	D	53
	JPMorgan Chase & Co.	E	306
	Morgan Stanley	D	74
	Morgan Stanley	E	148
	State Street Corp.	E	756
	Wells Fargo & Company	D	75
	Wells Fargo & Company	E	198
SA T. Rowe Price VCP Balanced	Bank of America Corporation	E	893
	Bank of America Corporation	D	1,935
	Barclays PLC	E	334
	Barclays PLC	D	1,502
	Citigroup, Inc.	E	5,382
	Citigroup, Inc.	D	1,750
	Goldman Sachs Group, Inc.	D	2,568
	JP Morgan Chase & Co.	E	12,164
	JP Morgan Chase & Co.	D	4,207
	Morgan Stanley	E	7,631
	Morgan Stanley	D	2,221
	State Street Corp.	E	2,936
	State Street Corp.	D	159,153
	UBS AG	D	743
SA Templeton Foreign Value	BNP Paribas SA	E	21,827
	HSBC Holdings PLC	E	23,213
SA VCP Dynamic Allocation	None	N/A	N/A
SA VCP Dynamic Strategy	None	N/A	N/A
SA VCP Index Allocation	State Street Corp.	E	4,765
	T. Rowe Price Associates, Inc.	E	1
SA WellsCap Fundamental Growth	Raymond James & Associates, Inc.	E	3,367
SA WellsCap Aggressive Growth	None	N/A	N/A
The Adviser and the Subadvisers and their respective affiliates may manage, or have proprietary interests in, accounts with similar, dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such accounts may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of a Portfolio’s investments may differ from those of such other accounts. There is no obligation to make available for use in managing a Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good-faith equitable basis at the discretion of the account’s adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.
If determined by the Adviser or a Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadvisers may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio’s proposed investment activities that is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.
It is possible that a Portfolio’s holdings may include securities of entities for which a Subadviser or its affiliate performs investment banking services as well as securities of entities in which a Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio’s flexibility in purchases and sales of securities. When a Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.
FINANCIAL STATEMENTS
The Trust’s audited financial statements with respect to the Portfolios for the fiscal year ended January 31, 2018 are incorporated into this SAI by reference to its 2018 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.
GENERAL INFORMATION
Custodian
State Street, One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.
Transfer Agent
VALIC Retirement Services Company, 2929 Allen Parkway, Houston, Texas 77019, is the Trust’s transfer and dividend disbursing agent pursuant to the Master Transfer Agency and Service Agreement (“Service Agreement”).2
Independent Registered Public Accounting Firm and Legal Counsel
PricewaterhouseCoopers, LLP (previously defined as “PwC”), 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, is the Trust’s independent registered public accounting firm. PwC performs an annual audit of the Trust’s financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC.
The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as legal counsel to the Trust.
Reports to Shareholders
Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.
Disclosure of Portfolio Holdings Policies and Procedures
The Board has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings that have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties that are not employed by SunAmerica or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios’ holdings on a selective basis.
The Trust makes the Portfolios’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Trust’s fiscal quarter. In addition, the Trust’s complete holdings information will be made available on the Trust’s website on a monthly basis. The Portfolios’ holdings at the end of each month will be posted approximately 30 days after the month end.
In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information, marketing communications (including printed advertising and sales literature) is generally made available at www.aig.com/funds or online through the internet websites of the life insurance companies offering the Portfolios as investment options and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.
Before any non-public disclosure of information about a Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of SunAmerica and the Trust. The Trust’s Chief Compliance Officer and/or SunAmerica’s legal counsel are responsible for authorizing the selective release of portfolio holding information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to a Portfolio’s operation or useful to a Portfolio’s shareholders without compromising the integrity or performance of the Portfolio. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for the purpose of trading in the shares of the Portfolio for any reason.
The Trust’s executive officers and SunAmerica’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios’ participants and the Portfolios’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios’ operation or useful to the Portfolios’ participants without compromising the integrity or performance of the Portfolios.
Non-public holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Portfolios by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolios’ holdings include SunAmerica and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Portfolios. Portfolio holdings information may also be provided to the Board. The entities to which the Trust provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolios are required to maintain the confidentiality of the information provided.
At each quarterly meeting of the Board, the Trustees review a report disclosing the third parties to whom the Portfolios’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and their participants.
•	Subadvisers. Each Subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the Subadviser has access only to that portion of the Portfolio’s holdings that it subadvises. In the event a Subadviser is engaged to assume subadvisory duties of a Portfolio, the Trust routinely discloses portfolio holdings information to such Subadviser prior to its assumption of duties.
•	PricewaterhouseCoopers LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.
•	Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information during the period in which the annual audits are performed on the Portfolios’ financial statements. E&Y does not disclose to third parties information regarding the Portfolios’ holdings.
•	State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio.
•	Broadridge Financial Solutions, Inc. (“Broadridge”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis to Broadridge approximately fifteen (15) days after the month end. Broadridge analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Broadridge does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Broadridge subscribers approximately sixty (60) days after the receipt of information from the Portfolio.
•	Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Entire portfolio holdings information is available to subscribers within approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.
•	S&P. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.
•	Bloomberg L.P. (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.
•	Thomson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thomson Financial’s various databases within a few days of its receipt.
•	Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each Portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.
•	Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.
•	Zeno Consulting Group (formerly, Plexus Group) (“Zeno”). State Street provides purchase and sale information with respect to the Portfolios’ equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Zeno analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Zeno does not disclose publicly the information it receives or the reports it prepares. SunAmerica’s contract with Zeno includes a confidentiality clause.
•	Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG Funds. Diligent also hosts the Board’s online meeting materials.
•	Institutional Shareholder Services (“ISS”). ISS downloads weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. SunAmerica’s contract with ISS includes a confidentiality clause.

•	SunAmerica Retirement Markets, Inc. (“SARM”). SARM, as the primary marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolios in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the Subadvisers of the Portfolios by certain SARM employees who are supervised by SunAmerica. SARM is continuously provided with the entire portfolio holdings for each Portfolio on a daily basis.
Additional Information about Shareholder Voting
Shares of the Trust are owned through the Separate Accounts of the Life Companies and through funds-of-funds.
The Separate Accounts are the primary shareholders of the Trust. Each Separate Account is a segregated asset account established by a Life Company. At shareholder meetings, each Life Company votes the shares of a portfolio held by its Separate Account(s) in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Each Life Company votes shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received.
The number of shares of beneficial interest in a portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract. Each outstanding share of a portfolio is entitled to one vote and each fractional share is entitled to a fractional vote.
With respect to those shares of the Trust held by funds-of-funds, funds-of-funds will vote the shares of their underlying portfolios in accordance with the funds-of-funds’ proxy voting policies and procedures.
Proxy Voting Policies and Procedures
Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to Portfolio securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Portfolios and the Portfolios’ shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Portfolio proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments and at least one person with respect to SunAmerica who oversees Subadvisers (with respect to the Portfolios, the discretion over which is delegated to a Subadviser), or their designees.
The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Portfolios with certain responsibilities including recordkeeping of proxy votes.
Each Portfolio is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. The Portfolios generally will abstain on “social issue proposals.”
In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Portfolio. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.
Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on the guidance or a recommendation from the independent proxy voting agent, but may rely on a Subadviser of a Portfolio, or other sources. SunAmerica, or a Subadviser of a Portfolio, may propose to deviate from the Guidelines or guidance or recommendations from the independent proxy voting agent. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, each Portfolio’s shareholders.
Examples of the Portfolios’ Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Portfolios’ voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;
•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;
•	Vote against authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);
•	Vote on a case-by-case basis regarding merger and acquisition matters;
•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*
•	Not vote proxies for securities that are out on loan;** and
•	Vote on a case-by-case basis on equity compensation plans.
Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the Policies or recommendations of the independent proxy voting agent.
However, if a situation arises where a vote presents a conflict between the interests of a Portfolio’s shareholders and the interests of SunAmerica or one of its affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Independent Trustee, time permitting, before casting the vote to ensure that the Portfolio votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.
Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (a) any determination to vote a particular proxy in a manner contrary to its generally stated Guidelines, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of a Portfolio. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov or can be obtained, without charge, upon request, by calling (800) 858-8850.
Board Reporting. The Portfolios’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

*	Only applicable to index and passively managed funds in the Fund Complex. The boards of the funds have determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the funds retain a particular security. That is, the funds will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the funds will make a determination to retain or sell a security based on whether the index retains or deletes the security.
**	The boards of the funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the Adviser and/or a Subadviser to a Portfolio determines that a proxy vote is materially important to the Portfolio’s interest and where it is feasible to recall the security on a timely basis, the Adviser will use its reasonable efforts to recall the security.

APPENDIX
CORPORATE BOND AND COMMERCIAL PAPER RATINGS
Moody’s Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s Global Long-Term Rating Scale:
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
Moody’s Global Short-Term Ratings Scale:
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Moody’s Bond Fund (bf) Ratings
Bond Fund Ratings are opinions of the credit quality of investments within mutual funds and similar investment vehicles which principally invest in medium- and long-term fixed income obligations. As such, these ratings primarily reflect Moody’s assessment of the creditworthiness of the assets held by the fund. Other risks, such as liquidity, operational, interest rate, currency and any other market risk, are excluded from the rating. In addition, as the ratings are intended to represent opinions on a fund’s underlying assets,

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

they specifically do not consider the historic, current, or prospective performance of a fund with respect to appreciation, volatility of NAV, or yield.
Aaa-bf	Bond Funds rated Aaa-bf generally hold assets judged to be of the highest credit quality.
Aa-bf	Bond Funds rated Aa-bf generally hold assets judged to be of high credit quality.
A-bf	Bond Funds rated A-bf generally hold assets considered upper-medium credit quality.
Baa-bf	Bond Funds rated Baa-bf generally hold assets considered medium credit quality.
Ba-bf	Bond Funds rated Ba-bf generally hold assets judged to have speculative elements.
B-bf	Bond Funds rated B-bf generally hold assets considered to be speculative.
Caa-bf	Bond Funds rated Caa-bf generally hold assets judged to be of poor standing.
Ca-bf	Bond Funds rated Ca-bf generally hold assets that are highly speculative and that are likely in, or very near, default, with some prospect of recovery of principal and interest.
C-bf	Bond Funds rated C-bf generally hold assets that are in default, with little prospect for recovery of principal or interest.
Moody’s Money Market Fund (mf) Ratings
Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. The ratings are not intended to consider the prospective performance of a fund with respect to appreciation, volatility of NAV, or yield.
Aaa-mf	Money market funds rated Aaa-mf have very strong ability to meet the dual objectives of providing liquidity and preserving capital.
Aa-mf	Money market funds rated Aa-mf have strong ability to meet the dual objectives of providing liquidity and preserving capital.
A-mf	Money market funds rated A-mf have moderate ability to meet the dual objectives of providing liquidity and preserving capital.
Baa-mf	Money market funds rated Baa-mf have marginal ability to meet the dual objectives of providing liquidity and preserving capital.
B-mf	Money market funds rated B-mf are unable to meet the objective of providing liquidity and have marginal ability to meet the objective of preserving capital.
C-mf	Money market funds rated C-mf are unable to meet either objective of providing liquidity or preserving capital.
S&P Issue Credit Rating Definitions
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

S&P Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:
•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise we impute; and
•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
S&P Short-Term Issue Credit Ratings
A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation
D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
S&P Active Qualifiers
L	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p	This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
prelim
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir	This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
S&P Inactive Qualifiers (No longer applied or outstanding)
*	This symbol that indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G	The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
pi	This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr	The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r	The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch International Issuer Long-Term Credit Ratings
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
a.	the selective payment default on a specific class or currency of debt;
b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.
D	Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.
Fitch Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Rating Watch
Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.
Rating Outlook
Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.
Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.
Deciding When to Assign Rating Watch or Outlook
Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.
An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.
A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.
Additional Usage of Primary Credit Rating Scales
Expected Ratings	Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. If such final documentation is received and is as expected, the expected rating will typically be converted to a final rating. Fitch may also employ ‘expects to rate’ language for new issuers (currently unrated) for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The ‘expects to rate’ will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure, or merger). While expected ratings typically convert to final ratings within a short time, determined by timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch or withdrawn, as with final ratings.
Private Ratings	Fitch Ratings also prepares a limited number of private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs.
Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.
Program Ratings	Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.
“Interest-Only” Ratings	Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.
“Principal-Only” Ratings	Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.
“Rate of Return” Ratings	Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“Unenhanced” Ratings	Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms.
In some cases, Fitch may choose to assign an unenhanced rating along with credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.
Rating Actions
Affirmed	The rating has been reviewed with no change in rating. Ratings affirmations may also include an affirmation of, or change to an Outlook when an Outlook is used.
Confirmed	Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary. For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.
Downgrade	The rating has been lowered in the scale.
Matured	This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘NR’.
Paid-In-Full	This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF’.
New Rating	Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar programs.
Prerefunded	Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.
Publish	Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.
Upgrade	The rating has been raised in the scale.
Withdrawn	The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.